UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22027

FundVantage Trust

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Joel L. Weiss

BNY Mellon Investment Servicing (US) Inc.

103 Bellevue Parkway

Wilmington, DE 19809

(Name and address of agent for service)

Registrant’s telephone number, including area code: 302-791-1851

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Reports to Shareholders are attached herewith.

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Annual Investment Adviser’s Report

April 30, 2014

(Unaudited)

Dear Shareholder,

Risk and Return

The Broad Allocation Strategy Fund’s Institutional Class Shares (the “Fund”) returned 0.86%, net of fees, during the twelve months ended April 30, 2014. The Fund’s blended benchmark consisting of 60% Standard & Poor’s 500® Composite Stock Price Index (“S&P500®”) and 40% Barclays U.S. Aggregate Bond Index returned 11.86%, during the same period.

Review

The year ended April 30, 2014 largely continued the theme for the previous fiscal year – specifically, equities of developed nations. Publicly traded shares of U.S. and developed international corporations continued higher for the period, as investors eschewed other asset classes in favor of equities. The U.S. equity market led all returns, despite the onset of “tapering” as the Federal Reserve began to scale back monthly purchases of Treasury bonds and mortgage-backed securities in the open market – the primary means by which the Fed provided liquidity to the market. The S&P 500® rose 20.44% for the fiscal year, while the MSCI EAFE Index rose 13.35%, on a total return basis. Equity shares in emerging markets did not fare as well, falling -1.84% for the period.

Participation in the rally by other asset classes was not as strong. The Barclays Global Aggregate Bond Index posted a gain of 1.62% for the fiscal year in U.S. dollar terms, while the Barclays U.S. Aggregate Bond Index (a measure of U.S. fixed income) fell by -0.26%. Commodities posted mixed returns for the period; the S&P GSCI Precious Metals Total Return Index fell -13.49% as gold continued to tarnish in the eyes of investors. Agricultural commodities managed to eke out a positive return, “thanks” to a late-period, drought induced rally, with the S&P GSCI Agricultural Commodities Total Return Index up 1.49% for the period. Energy prices were strong for the period, driving the S&P GSCI Energy Total Return Index up 9.15%. Higher interest rates crimped returns in real estate, as investors sold out of other income producing vehicles such as real estate investment trusts. The Dow Jones Global Select Real Estate Index fell -0.43% for the period. The carry trade was also negatively impacted by higher rates as improved treasury yields pushed the dollar higher at the expense of higher yielding currencies. This helped push down returns for the Deutsche Bank G-10 Currency Future Harvest Index, which fell -4.08% for the year.

Outlook & Positioning

Some of the latest economic data on the consumer side suggests the U.S. economy is likely to regain at least some of the momentum lost during the recent severe winter. The stock market, though near all-time highs, has looked increasingly wobbly, with concerns over global growth and tensions with Russia. With first quarter 2014 earnings on tap, a quick review of the three key fundamental metrics that determine the health of the stock market is appropriate. Ultimately, it is the interaction between valuation, growth, and price action that matters for equity investors. Beginning in reverse order, U.S. stocks’ primary trend remains up, though the market is a bit extended and has gone longer than average without a 10% correction. Sentiment has backed off the extreme optimism shown last December 2013, but remains elevated. With the Federal Reserve on track to continue tapering, earnings growth should take on greater significance.

Finally, there is valuation. We prefer longer time frames and basic metrics like price-to-earnings and price-to-cash flow; we view the market as reasonably valued to slightly expensive. Based on forward earnings, the market’s price/earnings (P/E) ratio is only modestly above the long-term norm - the market looks more expensive relative to cash flow. Given all of the above, it would not surprise us if the market moved sideways for much of the calendar year 2014. Neither would a correction of -10% to -20% surprise us.

Considering this, coupled with the higher growth rates and more attractive valuation found in emerging equities, we have begun to slowly transition our equity focus from the U.S. markets to the emerging world in the hope of benefiting from the favorable differential between the two. Additionally, we find the recent strength in non-traditional asset classes

1

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2014

(Unaudited)

encouraging and are optimistic the Fund will continue to enjoy diversified sources of returns throughout the remainder of the calendar year 2014.

As always, we will look to our internal indicators and allocation models for guidance on asset allocation decisions within the strategy. Our goal is to balance moderate long term growth against the need for downside protection within the context of a highly diversified and risk controlled portfolio.

Fund Review

Global equities drove overall Fund returns, rising 5.88% and adding 297 basis points (bps) to total returns on the strength of the U.S. and European markets and a nearly 50% allocation within the Fund. The Fund had its largest overweight position in the U.S. equity market during the period April 30, 2014, which aid overall returns; however, our slight overweight in emerging markets offset some of those gains as emerging equities struggled during the fiscal year.

Agricultural commodities and energy each posted positive returns, rising 6.44% and 2.70%, respectively, and generating a combined 37 basis points to total returns. Metals, meanwhile, fell 11.81% for the period. Fund losses were mitigated by favorable selection (the S&P GSCI Precious Metals Total Return Index fell -15.75% during the period) and allocation, as the Fund maintained an underweight position in metals.

Global sovereign and municipal bonds each posted losses during the period, falling -8.37% and -3.87%, while global credit eked out a positive return of 1.78% as investors continued to favor short term high yield and non-U.S. corporate debt. In all, fixed income allocations in the Fund fell -1.18% and detracted 16 bps from total returns.

Boston Advisors, LLC

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended October 31, 2011 and reflects the views of the investment adviser at the time of this writing. Of course, these views may changes and do not guarantee the future performance of the Fund or the markets.

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investment s in the securities identify and discussed will be profitable.

2

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Annual Report

Performance Data

April 30, 2014

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Institutional Class Shares of the Fund

vs Barclays U.S. Aggregate Bond Index, S&P 500® Index

and Blend of 40% Barclays U.S. Aggregate Bond and 60% S&P 500® Indexes.

Average Annual Total Returns for the Periods Ended April 30, 2014
	1 Year	3 Year	Since Inception
Institutional Class Shares*	0.86%	0.65%	2.12%
60% S&P 500® Index/ 40% Barclays U.S. Aggregate Bond Index	11.86%	9.86%	10.59%**
S&P 500® Index	20.44%	13.83%	14.94%**
Barclays U.S. Aggregate Bond Index	-0.26%	3.60%	3.83%**

*	Institutional Class Shares commenced operations on January 31, 2011.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 526-8968.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2013, are 2.30% and 1.42% for Institutional Class Shares of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report.

3

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Annual Report

Performance Data (Concluded)

April 30, 2014

(Unaudited)

Boston Advisors, LLC (the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund in order to limit the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) to 0.99% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees of FundVantage Trust (the “Board”) approves its earlier termination.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns above.

The Fund intends to evaluate its performance as compared to that of the unmanaged blended index of 60% S&P 500® and 40% Barclays U.S. Aggregate Bond Index. The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Barclays U.S. Aggregate Bond Index is an intermediate term, broad-based index comprised of most U.S. traded investment grade bonds. It is impossible to directly invest in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund may invest in broad range of asset-classes, including some that entail special risks, such as: small-cap stocks; real estate securities; high-yield debt; commodity-related securities; foreign and emerging-market securities; and currencies. Each of these asset-classes may be adversely affected by particular factors, including — but not limited to — illiquidity, volatility, default, interest rate changes, currency exchange-rate fluctuations, and local economic conditions. The Adviser seeks to reduce risk through a flexible approach to asset allocation, but there can be no guarantee that the Adviser’s strategy will be achieved.

The Adviser may use short sales and derivatives (futures, options, swaps) to enhance return or hedge against market downturns, but these techniques involve their own special risks and could cause a loss to the Fund. A short sale is subject to potential unlimited loss since the price of a security theoretically could increase without limit. Derivatives are subject to potential illiquidity and counter-party default.

The Fund invests mainly in the shares of exchange-traded funds, hence Fund shareholders will bear the indirect expenses of these underlying funds. The Adviser may at times invest more than 25% of the Fund’s assets in one underlying fund or asset-class; consequently the Fund could suffer a loss by being overly-concentrated in an underperforming underlying fund or asset-class. Fund performance also could be adversely affected by transaction costs from high portfolio turnover since the Adviser may engage in active trading.

4

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Fund Expense Disclosure

April 30, 2014

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (if any), and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six month period ended April 30, 2014 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in each accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Fund Expense Disclosure (Concluded)

April 30, 2014

(Unaudited)

	Boston Advisors Broad Allocation Strategy Fund
	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*
Institutional Class Shares
Actual	$1,000.00	$1,026.30	$4.97
Hypothetical (5% return before expenses)	1,000.00	1,019.89	4.96

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2014 of 0.99% for the Institutional Class Shares of the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual total returns for the six month period ended April 30, 2014 of 2.63% for the Institutional Class Shares of the Fund. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would be higher. The range of weighted expense ratios of the underlying funds held by the Fund, were 0.00% to 0.06%.

6

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Portfolio Holdings Summary Table

April 30, 2014

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
EXCHANGE TRADED FUNDS:
Equity	54.8%	$17,097,711
Fixed Income	17.2	5,357,451
Commodity	13.4	4,180,689
Currency	2.7	834,071
Registered Investment Company	4.2	1,310,997
Other Assets in Excess of Liabilities	7.7	2,416,271

NET ASSETS	100.0%	$31,197,190

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

7

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Portfolio of Investments

April 30, 2014

	Number of Shares	Value

EXCHANGE TRADED FUNDS (ETF) — 88.1%
Commodity — 13.4%
ETRACS CMCI Long Platinum Total Return ETN*	26,108	$415,613
PowerShares DB Agriculture Fund*	35,481	1,038,529
PowerShares DB Energy Fund*	19,378	572,620
PowerShares DB Gold Fund*	38,039	1,643,665
PowerShares DB Precious Metals Fund*	12,358	510,262

		4,180,689

Currency — 2.7%
PowerShares DB G10 Currency Harvest Fund*	32,092	834,071

Equity — 54.8%
EGShares Emerging Markets Consumer ETF	87,569	2,314,449
IQ US Real Estate Small Cap ETF	25,184	641,353
iShares Global Timber & Forestry ETF	11,737	594,010
iShares MSCI EAFE Minimum Volatility Index Fund	13,426	863,426
iShares MSCI Germany ETF	27,667	876,491
iShares MSCI Netherlands ETF	31,888	819,840
iShares MSCI USA Minimum Volatility Index Fund	44,198	1,614,554

	Number of Shares	Value

EXCHANGE TRADED FUNDS (ETF) — (Continued)
Equity — (Continued)
Powershares S&P International Developed Low Volatility Portfolio	23,243	$768,181
SPDR S&P 500 ETF Trust	10,731	2,022,042
SPDR S&P Regional Banking ETF	31,584	1,215,668
Vanguard Global ex-U.S. Real Estate ETF	8,239	455,534
Vanguard MSCI EAFE ETF	33,821	1,417,776
Vanguard MSCI Emerging Markets ETF	73,392	3,004,668
Vanguard REIT ETF	6,714	489,719

		17,097,711

Fixed Income — 17.2%
Guggenheim BulletShares 2018 Corporate Bond ETF	41,676	881,447
iShares 2017 AMT-Free Muni Term ETF	15,786	871,389
iShares Barclays 1-3 Year Credit Bond Fund	8,392	885,440
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	11,184	592,226
PowerShares International Corporate Bond Portfolio	19,530	595,079
ProShares High Yield-Interest Rate Hedged ETF	7,586	609,169

The accompany notes are an integral part of the financial statements.

8

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Portfolio of Investments (Concluded)

April 30, 2014

	Number of Shares	Value

EXCHANGE TRADED FUNDS (ETF) — (Continued)
Fixed Income — (Continued)
SPDR Barclays Capital Short Term High Yield Bond ETF	29,803	$922,701

		5,357,451

TOTAL EXCHANGE TRADED FUNDS (Cost $25,396,136)		27,469,922

REGISTERED INVESTMENT COMPANY — 4.2%
Blackrock Build America Bond Trust	32,088	656,200
Nuveen Select Tax Free, Inc. III	47,587	654,797

TOTAL REGISTERED INVESTMENT COMPANY (Cost $1,220,838)		1,310,997

TOTAL INVESTMENTS - 92.3% (Cost $26,616,974)		28,780,919
OTHER ASSETS IN EXCESS OF LIABILITIES - 7.7%		2,416,271

NET ASSETS -100.0%		$31,197,190

AMT	Alternative Minimum Tax
CMCI	Constant Maturity Commodity Index
DB	Deutsche Bank
EAFE	Europe, Australia, and Far East
ETN	Exchange Traded Notes
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt

*	Non-income producing.

The accompany notes are an integral part of the financial statements.

9

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value (Cost $26,616,974)	$28,780,919
Cash	2,483,949
Dividends and interest receivable	3,404
Receivable from Investment Adviser	10,512
Receivable for capital shares sold	1,000
Prepaid expenses and other assets	26,276

Total assets	31,306,060

Liabilities
Payable for capital shares redeemed	23,952
Payable for audit fees	23,997
Payable for printing fees	15,540
Payable for transfer agent fees	13,577
Payable for administration and accounting fees	13,545
Payable to Investment Adviser	7,778
Payable for custodian fees	3,017
Accrued expenses	7,464

Total liabilities	108,870

Net Assets	$31,197,190

Net Assets Consisted of:
Capital stock, $0.01 par value	$30,174
Paid-in capital	29,569,872
Accumulated net investment income	311,591
Accumulated net realized loss from investments	(878,392)
Net unrealized appreciation on investments	2,163,945

Net Assets	$31,197,190

Institutional Class:
Net asset value, offering and redemption price per share ($31,197,190 / 3,017,357)	$10.34

The accompanying notes are an integral part of the financial statements.

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BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Statement of Operations

For Year Ended April 30, 2014

Investment Income
Dividends	$580,772
Interest	261

Total investment income	581,033

Expenses
Advisory fees (Note 2)	250,690
Administration and accounting fees (Note 2)	75,180
Transfer agent fees (Note 2)	74,026
Legal fees	37,607
Registration and filing fees	29,584
Audit fees	24,744
Printing and shareholder reporting fees	22,269
Trustees’ and officers’ fees (Note 2)	19,719
Custodian fees (Note 2)	16,787
Distribution fees (Class A) (Note 2)	27
Other expenses	10,950

Total expenses before waivers and reimbursements	561,583

Less: waivers and reimbursements (Note 2)	(251,328)

Net expenses after waivers and reimbursements	310,255

Net investment income	270,778

Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(580,359)
Net change in unrealized appreciation on investments	451,072

Net realized and unrealized loss on investments	(129,287)

Net increase in net assets resulting from operations	$141,491

The accompanying notes are an integral part of the financial statements.

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BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Statement of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Increase/(decrease) in net assets from operations:
Net investment income	$270,778	$289,615
Net realized gain/(loss) from investments	(580,359)	388,794
Net change in unrealized appreciation from investments	451,072	642,604

Net increase in net assets resulting from operations	141,491	1,321,013

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	(225)
Institutional Class	—	(325,554)

Total net investment income	—	(325,779)

Net realized capital gains:
Class A	—	(173)
Institutional Class	(434,672)	(112,302)

Total net realized capital gains	(434,672)	(112,475)

Net decrease in net assets from dividends and distributions to shareholders	(434,672)	(438,254)

Increase/(Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	(2,484,953)	3,422,292

Total increase/(decrease) in net assets	(2,778,134)	4,305,051

Net assets
Beginning of year	33,975,324	29,670,273

End of year	$31,197,190	$33,975,324

Accumulated net investment income, end of year	$311,591	$31,697

The accompanying notes are an integral part of the financial statements.

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BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2014		For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period January 31, 2011* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.40		$10.13	$10.50	$10.00

Net investment income(1)	0.09		0.09	0.13	0.01
Net realized and unrealized gain/(loss) on investments	(0.00	)(2)	0.32	(0.43)	0.49

Net increase/(decrease) in net assets resulting from operations	0.09		0.41	(0.30)	0.50

Dividends and distributions to shareholders from:
Net investment income	—		(0.10)	(0.07)	—
Net realized capital gains	(0.15)		(0.04)	—	—

Total dividends and distributions to shareholders	(0.15)		(0.14)	(0.07)	—

Net asset value, end of period	$10.34		$10.40	$10.13	$10.50

Total investment return(3)	0.86%		4.06%	(2.86)%	5.00%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$31,197		$33,924	$29,548	$578
Ratio of expenses to average net assets(4)	0.99%		0.99%	0.99%	0.99	%(5)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)(6)	1.79%		1.87%	3.29%	115.64	%(5)
Ratio of net investment income to average net assets(4)	0.86%		0.91%	1.31%	0.26	%(5)
Portfolio turnover rate	80.08%		75.23%	56.15%	22.69	%(7)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(5)	Annualized.
(6)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(7)	Not annualized.

The accompanying notes are an integral part of the financial statements.

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BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements

April 30, 2014

1. Organization and Significant Accounting Policies

The Boston Advisors Broad Allocation Strategy Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on January 31, 2011. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A and Institutional Class Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”), as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A Shares made within twelve months of purchase where (i) $1 million or more of Class A Shares were purchased without an initial sales charge and (ii) the Fund’s principal underwriter paid a commission to the selling broker-dealer for such sale.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

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BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

April 30, 2014

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/14	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$28,780,919	$28,780,919	$—	$—

* Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the

15

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

April 30, 2014

end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2014, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims

16

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

April 30, 2014

that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Boston Advisors, LLC (“Boston Advisors” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 0.99% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. For the year ended April 30, 2014, the amount of fees accrued and waived was $250,690, and the fees reimbursed by the Adviser were $638. At April 30, 2014, the amount of the potential recovery was as follows:

	Expiration

April 30, 2015	April 30, 2016	April 30, 2017
$328,461	$279,641	$251,328

BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly account-based service fee based on the number of shareholder accounts subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived, if the Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

17

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

April 30, 2014

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Class A Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2014 was $5,867. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2014, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$23,791,509	$27,363,994

4. Capital Share Transactions

For the years ended April 30, 2014 and April 30, 2013, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended		For the Year Ended
	April 30, 2014		April 30, 2013

	Shares	Amount	Shares	Amount
Class A Shares
Sales	—	$—	39	$399
Reinvestments	—	—	39	399
Redemptions	(4,912)	(49,905)	(7,235)	(73,880)

Net decrease	(4,912)	$(49,905)	(7,157)	$(73,082)

18

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

April 30, 2014

	For the Year Ended April 30, 2014		For the Year Ended April 30, 2013

	Shares	Amount	Shares	Amount
Institutional Class
Sales	66,869	$681,126	476,436	$4,829,032
Reinvestments	43,079	434,672	42,888	436,599
Redemption Fees†	—	381	—	394
Redemptions	(354,873)	(3,551,227)	(173,744)	(1,770,651)

Net increase/(decrease)	(244,925)	$(2,435,048)	345,580	$3,495,374

Total Net Increase/(Decrease)	(249,837)	$(2,484,953)	338,423	$3,422,292

†

There is a 2.00% redemption fee that may be charged on shares redeemed within 60 days of purchase. The redemption fees are retained by the Fund and are allocated to all classes in the Fund based on relative net assets.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the year ended April 30, 2014, these adjustments were to increase undistributed net investment income/(loss) by $9,116 and decrease accumulated net realized gain/(loss) by $9,116. These reclassifications, which have no impact on the NAV of the Fund, are primarily attributable to redesignations of distributions, partnership sales adjustments and a reversal of a 2012 return of capital.

For the year ended April 30, 2014, the tax character of distributions paid by the Fund was $182,331 of ordinary income dividends and $252,341 of long-term capital gains dividends. For the year ended April 30, 2013, the tax character of distributions paid by the Fund was $438,254 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal tax purposes.

19

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Concluded)

April 30, 2014

As of April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Qualified Late-Year Losses
$(306,203)	$215,020	$—	$2,341,805	$(653,478)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$26,439,114

Gross unrealized appreciation	$2,837,409
Gross unrealized depreciation	(495,604)

Net unrealized appreciation	$2,341,805

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2014, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2014. For the fiscal year ended April 30, 2014, the Fund had short-term capital loss deferrals of $118,936 and long-term capital loss deferrals of $534,542.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of April 30, 2014, the Fund had $306,203 in short-term capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

20

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Boston Advisors Broad Allocation Strategy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Boston Advisors Broad Allocation Strategy Fund (the “Fund”) at April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented January 31, 2011 (commencement of operations) through April 30, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and portfolio of investments (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 24, 2014

21

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2014, the Fund paid $182,331 of ordinary income dividends and $252,341 of long-term capital gains dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 31.31% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 31.31%.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0%.

The Fund designates 100% of ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

22

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 526-8968 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Advisory Agreement

At an in-person meeting held on December 17-18, 2013 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”) of FundVantage Trust (“Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement between Boston Advisors, LLC (the “Adviser” or “Boston Advisors”) and the Trust on behalf of the Boston Advisors Broad Allocation Strategy Fund (the “Fund”) (“Agreement”). In determining whether to continue the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, and (x) compliance with the Fund’s investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. The Adviser also provided its code of ethics, most recent Form ADV and compliance policies and procedures, including their proxy voting policies and procedures, for the Trustees’ review and consideration. The Trustees noted the reports provided at Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies and limitations for the Fund;

23

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Other Information (Continued)

(Unaudited)

the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standards applicable to their review of the Agreement.

Representatives from Boston Advisors attended the Meeting in person and discussed Boston Advisors’ history, performance and investment strategy in connection with the proposed continuation of the Agreement and answered questions from the Board.

The Trustees considered the investment performance of the Fund and the Adviser. The Trustees reviewed the historical performance charts for the Fund, the Fund’s blended benchmark, the 60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Bond Index and the Lipper Mixed-Asset Target Allocation Moderate category, the Fund’s applicable Lipper peer group, for the one year, two year and since inception periods ended October 31, 2013. The Trustees noted that the Fund’s Institutional Class shares, currently the Fund’s only operational share class, underperformed its benchmark and the median of the Lipper Mixed-Asset Target Allocation Moderate category for the year to date, one year, two year and since inception periods ended October 31, 2013. The Trustees evaluated the performance of the Adviser’s separate accounts relative to the Fund. The Trustees also reviewed the Adviser’s commentary regarding the performance data and the various factors contributing to the Fund’s short- and long-term performance. The Trustees noted that while absolute performance consistently generated positive returns, the Fund’s relative performance lagged its blended benchmark and the median of its respective Lipper peer group. The Trustees considered explanations provided by the Adviser regarding the various factors contributing to the relative underperformance of the Fund, including, among other things, differences in the Fund’s investment strategies and portfolio construction in comparison to the peer funds included in the respective Lipper peer group. The Board discussed with the Adviser the reasons behind such results for the Fund and the steps being undertaken by the Adviser to seek to improve such performance. The Trustees considered other factors that supported the continuation of the Advisory Agreement, including the following: (i) that the Adviser’s investment decisions, such as security selection and sector allocation, contributing to such underperformance were consistent with the Fund’s investment objective and policies and (ii) that many of the Fund’s peers are larger in size than the Fund, and that this factor may impact the relative performance of the Fund. Taking note of the Adviser’s discussion of (i) the various factors contributing to the Fund’s performance and (ii) its continuing commitment to the Fund’s current investment strategy, and although the Fund had underperformed its benchmark and the Lipper peer group for certain measurement periods as noted above, the Trustees concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Adviser provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees also reviewed information regarding the fees that the Adviser charges to its separately managed accounts and evaluated explanations provided by the Adviser as to differences in

24

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Other Information (Continued)

(Unaudited)

fees it charges to the Fund and other similarly managed accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus other similarly managed funds, including a comparison to (i) the universe of actively managed equity funds of ETFs in the Lipper Mixed-Asset Target Allocation Moderate category, (ii) the universe of actively managed funds in the Lipper Mixed-Asset Target Allocation Moderate category, and (iii) the universe of actively managed funds in the Lipper Mixed-Asset Target Allocation Moderate, Lipper Mixed-Asset Target Allocation Core and Mixed-Asset Target Allocation Growth categories.

The Trustees noted that the gross advisory fee, net advisory fee and net total expense ratio of the Fund’s Institutional Class shares were lower than the median of the gross advisory fee, net advisory fee and net total expense ratio of funds with a similar share class in the universe of actively managed equity funds of ETFs in the Lipper Mixed-Asset Target Allocation Moderate category, and that the Fund’s gross expense ratio was higher. The Trustees noted that the net advisory fee of the Fund’s Institutional Class shares was in line with, and that the gross advisory fee, gross expense ratio and net total expense ratio were higher than, the median of the net advisory fee, gross advisory fee, gross expense ratio and net total expense ratio of funds with a similar share class in both (i) the universe of actively managed equity funds of ETFs in the Lipper Mixed-Asset Target Allocation Moderate category and (ii) the universe of actively managed funds in the Lipper Mixed-Asset Target Allocation Moderate, Lipper Mixed-Asset Target Allocation Core and Mixed-Asset Target Allocation Growth categories. The Trustees concluded that the advisory fee and services provided by Boston Advisors are sufficiently consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting.

The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Adviser’s compliance policies and procedures and reports regarding the Adviser’s compliance operations from the Trust’s Chief Compliance Officer. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Fund’s investments on the one hand, and the investments of other accounts, on the other. The Trustees reviewed the services provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Agreement, that the quality of the services appeared to be consistent with industry norms and that the Fund is likely to benefit from the continued receipt of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their ability to attract and retain qualified personnel.

The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Trustees were provided with the most recent financial statements for Boston Advisors. The Trustees

25

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Other Information (Concluded)

(Unaudited)

noted that the Adviser’s level of profitability is an appropriate factor to consider, and the Trustees should be satisfied that the Adviser’s profits are sufficient to continue as a healthy concern generally and as investment adviser of the Fund specifically. The Trustees concluded that the Adviser’s contractual advisory fee level was reasonable in relation to the nature and quality of the services provided, taking into account the current size and projected growth of the Fund during the renewal term.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale may be achieved at higher asset levels for the Fund for the benefit of fund shareholders, but that because such economies of scale did not yet exist and were not likely to exist in the near term, it was not appropriate to incorporate a mechanism for sharing the benefit of such economies with Fund shareholders in the advisory fee structure at this time.

In voting to approve the continuation of the Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Agreement would be in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Agreement for an additional one year period.

26

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 526-8968.

27

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (866) 526-8968.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”)(investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	32	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	32	None.

28

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	32	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	32	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

29

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	32	None.

1 Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

30

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

31

Investment Adviser

Boston Advisors, LLC

One Liberty Square, 10th Floor

Boston, MA 02109

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

BOSTON ADVISORS

BROAD ALLOCATION

STRATEGY FUND

of

FundVantage Trust

Institutional Class Shares

ANNUAL REPORT

April 30, 2014

This report is submitted for the general information of the shareholders of the Boston Advisors Broad Allocation Strategy Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Boston Advisors Broad Allocation Strategy Fund.

BRADESCO LATIN AMERICAN EQUITY FUND

Annual Investment Adviser’s Report

April 30, 2014

(Unaudited)

Dear Shareholder,

On April 30, 2014 the Bradesco Latin American Equity Fund (the “Fund”) Institutional Class Shares came to its first fiscal year end. The Fund launched on December 20, 2013, and as of April 30, 2014, the Fund had completed over four months of operations.

During this period, we believe we have built up a well balanced portfolio. Since inception, the Fund returned 2.40%, underperforming the MSCI EM Latin America 10/40 Index, the Fund’s benchmark, by 227 basis points (“bps”).

Macroeconomic Overview

Although the global economy faced the beginning of an important transition last year related to the normalization of the monetary policy in the U.S., the rise in long-term yields was the most important event of the 2013 fiscal year (FY2013). Rates rose in FY2013 on the back of stronger growth in the U.S. and also in Europe, as a result of long-term stimulus policies and certain macro adjustments in the U.S. and in Europe. The colder winter has had the effect of delaying U.S. growth in 2014, but we remain confident in the U.S. recovery story and, as a consequence, expect U.S. yields to resume rising soon. The same is true for Europe, although Europe was less affected by the rigorous winter and is moving towards a manufacturing-led recovery. But contrary to the delayed growth in the U.S., Japan and Europe are likely to keep the FY2013 stimuli moving forward, especially due to low inflation in those regions.

In the emerging world, countries with large current account deficits will have to adjust to this environment of rising yields. This adjustment involves a reduction in domestic demand and some depreciation of the currency, a combination we already observed during FY2013. On its part, China is decelerating due to a need for rebalancing between investments and consumption, and due to certain financial and banking system issues. Moving forward, we expect the emerging world countries to face a tougher yield environment, for as long as the monetary policy normalizes in the U.S.

In Brazil, a rise in inflation and the devaluation of the currency as responses to the global landscape prompted the Brazilian Central Bank (the “BCB”) to raise rates quite aggressively, making the BCB the only central bank in the world to tighten yield by 375 bps in FY2013. The tightening by the BCB produced some appreciation of the Brazilian currency and more recently, has created an environment of low growth. The Federal Republic of Brazil was downgraded by Standard and Poor’s (“S&P”), but retained its investment grade (“IG”) status and remains two notches above IG status according to Moody’s Investors Service, Inc. and Fitch Ratings Ltd. Moving forward, we expect that monetary and fiscal policy will be kept tight in Brazil and, as a consequence, for growth to be subpar in FY2014, but we still see the quality of credit in Brazil as very constructive (government, companies and banks), and would highlight the low leverage of banks, families and companies in the country.

1

BRADESCO LATIN AMERICAN EQUITY FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2014

(Unaudited)

Equity Market Overview and Outlook

During 2013 and the beginning of 2014, the Latin American equity markets experienced high volatility due to several macroeconomic factors including: i) the increasing possibility that the U.S. monetary policy will tighten, impacting international markets; ii) the lower pace of Chinese growth vs. government stimulus; and iii) increased geopolitical risks from the conflict between Russia and Ukraine. Among the highlights of the Latin American countries, the Mexican economy disappointed in its domestic data and a weak corporate results season is expected in the first quarter of 2014. Brazil presented good performance, benefited by capital flows, FX strength and electoral polls indicating disapproval of President Dilma Rousseff’s government, which surpassed the risks involving energy rationing, successive measures to lower GDP growth, and the downgrade of the Brazilian Sovereign rating by S&P.

In 2014, our strategy will be to continue selecting companies with solid financials, qualified management teams and track records of delivering results, and businesses uncorrelated with the volatility of the economic environment. Our view on the Latin American region is as follows: thematically positive on Mexico – attractive because of structural reforms and the strengthening of the U.S. economy (infrastructure and consumption themes); and some caution with Brazil – selecting sectors resilient to the economic slowdown (selectivity on the exposure to education, insurance and consumption).

Finally, we would like to thank you for investing in the Fund. We are at your disposal in case you should need any other information.

Roberto Sadao Arai Shinkai – Portfolio Manager

May 20th, 2014

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended April 30, 2014 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

2

BRADESCO LATIN AMERICAN EQUITY FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2014

(Unaudited)

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 640-5705. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The quoted returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Total Expense Ratio for the Fund is 1.92%. The Fund charges a 2% redemption fee if redeemed within 30 days of purchase.

The Fund intends to evaluate its performance as compared to that of the MSCI EM Latin America 10/40 Index. The index is designed to measure the performance of the large and mid cap segments across 5 Emerging Market (EM) countries in Latin America. With 143 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI 10/40 equity indexes are designed and maintained on a daily basis to take into consideration the 10% and 40% concentration constraints on funds subject to the UCITS III Directive. An index is unmanaged and it is not possible to invest in an index.

Risk Considerations: The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. The Fund may invest in derivatives (futures, options, swaps). Funds that invest in derivatives are subject to the risks of the underlying securities which may be more sensitive to changes in market conditions and may amplify risks. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. The Fund is a “non-diversified” investment company, which means that it may invest a larger portion of its assets in the securities of a single issuer compared with a diversified fund.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

3

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

(formerly, Bradesco Brazilian Hard Currency Bond Fund)

Annual Investment Adviser’s Report

April 30, 2014

(Unaudited)

Dear Fund Shareholder,

On April 30, 2014 the Bradesco Latin American Hard Currency Bond Fund (formerly, the Bradesco Brazilian Hard Currency Bond Fund) (the “Fund”) Institutional Class Shares came to its first fiscal year end. The Fund launched on December 20, 2013, and as of April 30, 2014, had completed over four months of operations.

During this period, we believe we have built up a well balanced portfolio. Since inception, the Fund returned 4.10%, 307 basis points (“bps”) above the Barclays GEMS USD Index, the Fund’s benchmark.

Macroeconomic Overview

Although the global economy faced the beginning of an important transition last year related to the normalization of the monetary policy in the U.S., the rise in long-term yields was the most important event of the 2013 fiscal year (FY2013). Rates rose in FY2013 on the back of stronger growth in the U.S. and also in Europe, as a result of long-term stimulus policies and certain macro adjustments in the U.S. and in Europe. The colder winter has had the effect of delaying U.S. growth in 2014, but we remain confident in the U.S. recovery story and, as a consequence, expect U.S. yields to resume rising soon. The same is true for Europe, although Europe was less affected by the rigorous winter and is moving towards a manufacturing-led recovery. But contrary to the delayed growth in the U.S., Japan and Europe are likely to keep the FY2013 stimuli moving forward, especially due to low inflation in those regions.

In the emerging world, countries with large current account deficits will have to adjust to this environment of rising yields. This adjustment involves a reduction in domestic demand and some depreciation of the currency, a combination we already observed during FY2013. On its part, China is decelerating due to a need for rebalancing between investments and consumption, and due to certain financial and banking system issues. Moving forward, we expect the emerging world countries to face a tougher yield environment, for as long as the monetary policy normalizes in the U.S.

In Brazil, a rise in inflation and the devaluation of the currency as responses to the global landscape prompted the Brazilian Central Bank (the “BCB”) to raise rates quite aggressively, making the BCB the only central bank in the world to tighten yield by 375 bps in FY2013. The tightening by the BCB produced some appreciation of the Brazilian currency and more recently, has created an environment of low growth. The Federal Republic of Brazil was downgraded by Standard and Poor’s (“S&P”), but retained its investment grade (“IG”) status and remains two notches above IG status according to Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. Moving forward, we expect that monetary and fiscal policy will be kept tight in Brazil and, as a consequence, for growth to be subpar in FY2014, but we still see the quality of credit in Brazil as very constructive (government, companies and banks), and would highlight the low leverage of banks, families and companies in the country.

4

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

(formerly, Bradesco Brazilian Hard Currency Bond Fund)

Annual Investment Adviser’s Report (Continued)

April 30, 2014

(Unaudited)

Fixed Income Market Overview and Outlook

The Brazilian fixed income market was marked by the BCB’s increase of interest-rates starting from the middle of FY2013, and reaching 11.00% by the end of April 2014. Amidst the strengthening U.S. economy, the U.S. Dollar also gained. The currency rally gained strength towards the end of FY2013; and despite the fact that the BCB attempted to reverse this trend with a program of swap auctions, the currency appreciation of the U.S. Dollar against the Brazilian Real was 11.71% during the last 12 months ended April 2014.

S&P’s downgrade of the Brazilian Sovereign rating to BBB- from BBB had no major impact on prices. The stable outlook established after the downgrading was somewhat positive for the Brazilian fixed income market.

Despite the challenging path ahead of the upcoming Brazilian governmental elections, we think any winner will feel compelled to implement measures to reestablish economic and fiscal confidence. Government-related companies, highly discounted by markets currently, should thus see recovery.

Effective May 1, 2014, the Fund changed its name to the Bradesco Latin American Hard Currency Bond Fund. The principal investment strategy of the Fund going forward, under normal market conditions, will be to invest at least 80% of its net assets, at the time of initial purchase, in fixed-income and floating rate debt instruments of Latin American governments, Latin American governmental entities, agencies, and other issuers the obligations of which are guaranteed by Latin America (“Quasi-Latin American Sovereigns”) and Latin American companies, each of which are denominated in U.S. dollars and foreign hard currencies. In 2014, we see better relative value on high grade papers but there may also be rising opportunities in high yield debt due to an improved scenario with global growth, as high yield investors should see emerging market bonds, including Latin American bonds, as an alternative to U.S. high yield spreads, which are at historical low levels.

Finally, we would like to thank you for investing in the Fund. We are at your disposal in case you should need any other information.

Clayton Rodrigues – Portfolio Manager

May 20th, 2014

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended April 30, 2014 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

5

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

(formerly, Bradesco Brazilian Hard Currency Bond Fund)

Annual Investment Adviser’s Report (Concluded)

April 30, 2014

(Unaudited)

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866)-640-5705. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The quoted returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Total Expense Ratio for the Fund is 1.67%. The fund charges a 2% redemption fee if redeemed within 30 days of purchase.

The Fund intends to evaluate its performance as compared to that of the Barclays Capital Global Emerging Markets Strategy (GEMS) Index. The index is based on investing in 1-month synthetic money market deposits. The Barclays Capital GEMS Index is a global index that measures the total return of the GEMS strategy applied to 15 diversified Emerging Markets currencies. The global index is formed by adding three regional sub-indices: Eastern Europe, Middle East and Africa, Latin America and Asia. An index is unmanaged and it is not possible to invest in an index.

Risk Considerations: The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. The Fund may invest in derivatives (futures, options, swaps) and high yield debt (also known as junk bonds) all of which may cause greater volatility and less liquidity. Funds that invest in derivatives are subject to the risks of the underlying securities which may be more sensitive to changes in market conditions and may amplify risks. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. As interest rates rise the value of bond prices will decline and an investor may lose money The Fund is a “non-diversified” investment company, which means that it may invest a larger portion of its assets in the securities of a single issuer compared with a diversified fund.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

6

BRADESCO FUNDS

Fund Expense Disclosure

April 30, 2014

(Unaudited)

As a shareholder of the Bradesco Funds (each a “Fund” and together, the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested from December 20, 2013, the commencement of operations, through April 30, 2014 and held for the entire period.

Actual Expenses

The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

BRADESCO FUNDS

Fund Expense Disclosure (Concluded)

April 30, 2014

(Unaudited)

	Bradesco Latin American Equity Fund
	Beginning Account Value December 20, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*
Institutional Class Shares
Actual	$1,000.00	$1,024.00	$6.36
Hypothetical (5% return before expenses)	1,000.00	1,016.12	8.75

	Bradesco Latin American Hard Currency Bond Fund
	Beginning Account Value December 20, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*
Institutional Class Shares
Actual	$1,000.00	$1,041.00	$5.49
Hypothetical (5% return before expenses)	1,000.00	1,017.36	7.50

*

Expenses are equal to an annualized expense ratio for the period beginning December 20, 2013, commencement of operations, to April 30, 2014 of 1.75% and 1.50% for Bradesco Latin American Equity Fund and Bradesco Latin American Hard Currency Bond Fund, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (131 days), then divided by 365 to reflect the period. The Funds’ ending account values on the first line in the table are based on the actual total returns for a Fund since commencement of operations of 2.40% and 4.10% for the Bradesco Latin American Equity Fund and Bradesco Latin American Hard Currency Bond Fund, respectively. Hypothetical expenses are as if the Funds had been in existence from November 1, 2013, and are equal to its annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by 365 to reflect the period.

8

BRADESCO LATIN AMERICAN EQUITY FUND

Portfolio Holdings Summary Table

April 30, 2014

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCK:
Beverages	9.5%	$97,581
Commercial Services	7.5	77,172
Oil & Gas	5.5	57,001
Mining	5.4	54,865
Banks	5.1	51,767
Engineering & Construction	4.8	49,257
Insurance	4.5	45,913
Real Estate	4.4	45,548
Retail	4.2	42,826
Chemicals	3.2	32,428
Food	3.1	31,668
Holding Companies-Diversified	3.1	31,436
Building Materials	3.0	30,235
Telecommunications	2.7	28,112
Airlines	2.6	27,056
Electric	1.9	19,356
Investment Companies	1.9	19,343
Computers	1.7	17,115
Auto Parts & Equipment	1.6	16,636
Software	1.3	13,128
Preferred Stocks	19.8	202,810
Registered Investment Company	5.7	58,494
Liabilities in Excess of Other Assets	(2.5)	(26,035)

NET ASSETS	100.0%	$1,023,712

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

9

BRADESCO LATIN AMERICAN EQUITY FUND

Portfolio of Investments

April 30, 2014

	Number of Shares	Value
COMMON STOCKS — 77.0%
Brazil — 34.8%
AMBEV SA, SP ADR	8,300	$60,175
Anhanguera Educacional Participacoes SA	3,200	19,805
BB Seguridade Participacoes SA	3,900	45,913
BRF SA, ADR	500	11,300
Ez Tec Empreendimentos e Participacoes SA	1,400	17,015
Kroton Educacional SA	1,400	29,761
Localiza Rent a Car SA	500	7,478
Mahle-Metal Leve SA Industria e Comercio	1,700	16,636
Mills Estruturas e Servicos de Engenharia SA	1,600	20,128
Petroleo Brasileiro SA, SP ADR	3,300	48,840
Totvs SA	800	13,128
Ultrapar Participacoes SA	1,300	32,428
Usinas Siderurgicas de Minas Gerais SA, Series A*	3,900	15,287
Vale SA	1,400	18,497

		356,391

Canada — 0.8%
Pacific Rubiales Energy Corp	500	8,161

Chile — 4.8%
SACI Falabella	3,700	31,475
Sonda SA	7,400	17,115

		48,590

Colombia —1.9%
Grupo de Inversiones Suramericana SA	1,000	19,343

	Number of Shares	Value
COMMON STOCKS — (Continued)
Mexico — 29.2%
Alfa SAB de CV, Class A	11,900	$31,436
America Movil SAB de CV, ADR, Series L	1,400	28,112
Arca Continental SAB de CV	1,600	10,175
Cemex SAB de CV, SP ADR*	2,392	30,235
Concentradora Fibra Danhos SA de CV	5,100	10,447
El Puerto de Liverpool SAB de CV	1,100	11,351
Fomento Economico Mexicano SAB de CV, SP ADR	300	27,231
Gruma Sab de CV, Series B	1,100	9,728
Grupo Aeroportuario del Pacifico SAB de CV, ADR	400	24,120
Grupo Financiero Banorte SAB de CV	3,300	21,917
Grupo Mexico SAB de CV, Series B	7,000	21,081
Industrias Bachoco Sab de CV, Series B	2,900	10,640
Infraestructura Energetica Nova SAB de CV	3,700	19,356
Promotora y Operadora de Infraestructura SAB de CV*	1,800	25,137
TF Administradora Industrial S de RL de CV	9,000	18,086

		299,052

Panama — 2.6%
Copa Holdings SA, Class A	200	27,056

The accompanying notes are an integral part of the financial statements.

10

BRADESCO LATIN AMERICAN EQUITY FUND

Portfolio of Investments (Concluded)

April 30, 2014

	Number of Shares	Value
COMMON STOCKS — (Continued)
Peru — 2.9%
Credicorp, Ltd.	200	$29,850

TOTAL COMMON STOCKS (Cost $766,711)		788,443

PREFERRED STOCKS — 19.8%
Brazil — 19.8%
Banco Bradesco SA(a)	3,100	46,019
Gerdau SA	3,000	18,015
Itau Unibanco Holding SA, ADR	5,000	81,800
Vale SA,SP ADR	4,800	56,976

		202,810

TOTAL PREFERRED STOCKS (Cost $195,513)		202,810

REGISTERED INVESTMENT COMPANY — 5.7%
Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0 01%(b)	58,494	58,494

TOTAL REGISTERED INVESTMENT COMPANY (Cost $58,494)		58,494

TOTAL INVESTMENTS -102.5% (Cost $1,020,718)		1,049,747
LIABILITIES IN EXCESS OF OTHER ASSETS - (2.5)%		(26,035)

NET ASSETS - 100.0%		$1,023,712

*	Non-income producing.
(a)	“Affiliated company” as defined by the Investment Company Act of 1940. See Note 2.
(b)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2014.

ADR	American Depositary Receipt
SP ADR	Sponsored Depositary Receipt

The accompanying notes are an integral part of the financial statements.

11

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

(formerly, Bradesco Brazilian Hard Currency Bond Fund)

Portfolio Holdings Summary Table

April 30, 2014

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
SECURITY TYPE:
Corporate Bonds and Notes	81.5%	$3,834,450
Registered Investment Company	18.1	850,429
Other Assets in Excess of Liabilities	0.4	18,881

NET ASSETS	100.0%	$4,703,760

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

(formerly, Bradesco Brazilian Hard Currency Bond Fund)

Portfolio of Investments

April 30, 2014

	Par Value	Value
CORPORATE BONDS AND NOTES — 81.5%
Austria — 4.3%
OAS Investments GmbH 8.25%, 10/19/2019(a)	$200,000	$204,750

Brazil — 49.4%
BR Malls International Finance Ltd. 8.50%, 01/21/2016(a)(b)	200,000	206,500
Cielo SA 3.75%, 11/16/2022	500,000	468,750
Cosan Overseas Ltd. 8.25%, 11/05/2015(a)(b)	200,000	204,750
Embraer SA 5.15%, 06/15/2022	1,000,000	1,055,000
Samarco Mineracao SA 4.13%, 11/01/2022	200,000	185,750
Telemar Norte Leste SA 5.50%, 10/23/2020	200,000	201,750

		2,322,500

Cayman Islands — 16.0%
BFF International Ltd. 7.25%, 01/28/2020	300,000	343,500
Braskem Finance Ltd. 5.75%, 04/15/2021	200,000	205,000
Vale Overseas, Ltd. 4.38%, 01/11/2022	200,000	202,691

		751,191

Luxembourg — 4.3%
CSN Resources SA 6.50%, 07/21/2020	200,000	204,500

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Virgin Islands — 7.5%
Gerdau Trade, Inc. 5.75%, 01/30/2021	$200,000	$210,500
QGOG Atlantic Ltd. 5.25%, 07/30/2018(a)	136,240	141,009

		351,509

TOTAL CORPORATE BONDS AND NOTES (Cost $3,683,194)		3,834,450

	Number of Shares
REGISTERED INVESTMENT COMPANY — 18.1%
Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.01%(c)	850,429	850,429
TOTAL REGISTERED INVESTMENT COMPANY (Cost $850,429)		850,429
TOTAL INVESTMENTS - 99.6% (Cost $4,533,623)		4,684,879
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%		18,881

NET ASSETS - 100.0%		$4,703,760

(a)	This security is callable.
(b)	Security is perpetual. Date shown is next call date.
(c)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2014.

The accompanying notes are an integral part of the financial statements.

13

BRADESCO FUNDS

Statements of Assets and Liabilities

April 30, 2014

	Bradesco Latin American Equity Fund	Bradesco Latin American Hard Currency Bond Fund
Assets
Investments, at value (Cost $1,020,718 and $4,533,623, respectively)(a)	$1,049,747	$4,684,879
Dividends and interest receivable	6,485	55,509
Receivable from Investment Adviser	322	4,646
Prepaid expenses and other assets	4,982	5,651

Total assets	1,061,536	4,750,685

Liabilities
Payable for audit fees	13,000	16,999
Payable for administration and accounting fees	10,273	10,394
Payable for legal fees	5,316	6,699
Payable for transfer agent fees	4,337	4,337
Payable for custodian fees	2,600	2,600
Accrued expenses	2,298	5,896

Total liabilities	37,824	46,925

Net Assets	$1,023,712	$4,703,760

Net Assets Consisted of:
Capital stock, $0.01 par value	$1,000	$4,550
Paid-in capital	992,532	4,510,275
Accumulated net investment income	7,859	20,783
Accumulated net realized gain/(loss) loss from investments and foreign currency transactions	(6,711)	16,896
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currency	29,032	151,256

Net Assets	$1,023,712	$4,703,760

Institutional Class:
Net asset value, offering and redemption price per share ($1,023,712 / 100,000) and ($4,703,760 / 454,983)	$10.24	$10.34

(a)	Includes investment in affiliated issuer for Bradesco Latin American Equity Fund with market value of $46,019 and cost of $40,924.

The accompanying notes are an integral part of the financial statements.

14

BRADESCO FUNDS

Statements of Operations

For the Period Ended April 30, 2014*

	Bradesco Latin American Equity Fund	Bradesco Latin American Hard Currency Bond Fund
Investment Income
Dividends(a)	$13,136	$—
Less: foreign taxes withheld	(1,396)	—
Interest	4	63,874

Total investment income	11,744	63,874

Expenses
Advisory fees (Note 2)	3,400	9,416
Administration and accounting fees	27,836	27,837
Audit fees	13,000	16,999
Transfer agent fees (Note 2)	10,805	10,805
Legal fees	7,651	9,567
Custodian fees (Note 2)	5,522	5,522
Printing and shareholder reporting fees	4,405	5,595
Trustees’ and officers’ fees (Note 2)	3,156	5,672
Registration and filing fees	1,209	1,220
Other expenses	2,555	2,850

Total expenses	79,539	95,483

Less: waivers and reimbursements (Note 2)	(73,590)	(76,651)

Net expenses after waivers and reimbursements	5,949	18,832

Net investment income	5,795	45,042

Net realized and unrealized gain/(loss) from investments
Net realized gain/(loss) from investments	(6,712)	16,896
Net realized loss from foreign currency transactions	(4,403)	—
Net change in unrealized appreciation on investments(a)	29,029	151,256
Net change in unrealized appreciation on foreign currency translations	3	—

Net realized and unrealized gain on investments	17,917	168,152

Net increase in net assets resulting from operations	$23,712	$213,194

*	The Funds commenced operations on December 20, 2013.
(a)	Dividend Income and change in unrealized appreciation on investments from affiliated issuer for Bradesco Latin American Equity Fund was $493 and $5,095, respectively.

The accompanying notes are an integral part of the financial statements.

15

BRADESCO LATIN AMERICAN EQUITY FUND

Statement of Changes in Net Assets

For the Period Ended April 30, 2014*
Increase in net assets from operations:
Net investment income	$5,795
Net realized loss from investments and foreign currency transactions	(11,115)
Net change in unrealized appreciation from investments and foreign currency translations	29,032

Net increase in net assets resulting from operations	23,712

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	1,000,000

Total increase in net assets	1,023,712

Net assets
Beginning of period	—

End of period	$1,023,712

Accumulated net investment income, end of period	$7,859

*	The Funds commenced operations on December 20, 2013.

The accompanying notes are an integral part of the financial statements.

16

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

(formerly, Bradesco Brazilian Hard Currency Bond Fund)

Statement of Changes in Net Assets

For the Period Ended April 30, 2014*
Increase in net assets from operations:
Net investment income	$45,042
Net realized gain from investments and foreign currency transactions	16,896
Net change in unrealized appreciation from investments, and foreign currency translations	151,256

Net increase in net assets resulting from operations	213,194

Less Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	(31,446)

Net decrease in net assets from dividends and distributions to shareholders	(31,446)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	4,522,012

Total increase in net assets	4,703,760

Net assets
Beginning of period	—

End of period	$4,703,760

Accumulated net investment income, end of period	$20,783

*	The Funds commenced operations on December 20, 2013.

The accompanying notes are an integral part of the financial statements.

17

BRADESCO LATIN AMERICAN EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Period December 20, 2013* to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income(1)	0.06
Net realized and unrealized gain on investments	0.18

Net increase in net assets resulting from operations	0.24

Net asset value, end of period	$10.24

Total investment return(2)	2.40%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$1,024
Ratio of expenses to average net assets	1.75	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	23.40	%(3)
Ratio of net investment income to average net assets	1.70	%(3)
Portfolio turnover rate	15.55	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

18

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

(formerly, Bradesco Brazilian Hard Currency Bond Fund)

Financial Highlights

Contained below is per share operating performance data for Institutional Class Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	For the Period December 20, 2013* to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income(1)	0.13
Net realized and unrealized gain on investments	0.28

Net increase in net assets resulting from operations	0.41

Dividends and distributions to shareholders from:
Net investment income	(0.07)

Net asset value, end of period	$10.34

Total investment return(2)	4.10%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$4,704
Ratio of expenses to average net assets	1.50	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	7.61	%(3)
Ratio of net investment income to average net assets	3.59	%(3)
Portfolio turnover rate	6.52	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

19

BRADESCO FUNDS

Notes to Financial Statements

April 30, 2014

1. Organization and Significant Accounting Policies

The Bradesco Latin American Equity Fund and the Bradesco Latin American Hard Currency Bond Fund (formerly, Bradesco Brazilian Hard Currency Bond Fund) (each a “Fund” and together the “Funds”) are non-diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds commenced operations on December 20, 2013. The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Funds are each authorized to issue and offer Class A, Class C, Institutional Class and Retail Class Shares. As of April 30, 2014, Class A, Class C and Retail Class shares had not been issued for the Funds.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by each Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the FundVantage Trust’s Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, which approximates fair value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Any assets held by the Funds that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds determine the daily NAV per share. Foreign securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses). Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods

20

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of each Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The fair value of a Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

Significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that each Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. As a result, each Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy.

21

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

The following is a summary of the inputs used, as of April 30, 2014, in valuing each Fund’s investments carried at fair value:

	Bradesco Latin American Equity Fund
	Total Value at 04/30/14	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$1,049,747	$1,049,747	$—	$—

* Please refer to Portfolio of Investments for further details on portfolio holdings.

	Bradesco Latin American Hard Currency Fund
	Total Value at 04/30/14	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes	$3,834,450	$—	$3,834,450	$—
Registered Investment Company	850,429	850,429	—	—

Total	$4,684,879	$850,429	$3,834,450	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market value, the fair value of each Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values each Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.

22

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires each Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when such Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended April 30, 2014, there were no significant transfers between Levels 1, 2 and 3 for the Funds.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

Each Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in a Fund’s Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in a Fund’s Statement of Operations.

23

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually to shareholders of the Bradesco Latin American Equity Fund and dividends from net investment income are declared and paid quarterly, if any, to shareholders of the Bradesco Latin American Hard Currency Bond Fund. Distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date for both Funds. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, each Fund may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against each Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — Each Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which each Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect each Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for each Fund is determined on the basis of U.S. dollars, each Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of each Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of each Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

24

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

Emerging Markets Risk — The Bradesco Latin American Equity Fund and the Bradesco Latin American Hard Currency Bond Fund invests in emerging market instruments which are subject to certain credit and market risks. The securities and currency markets of emerging market countries are generally smaller, less developed, less liquid and more volatile than the securities and currency markets of the United States and other developed markets. Disclosure and regulatory standards in many respects are less stringent than in other developed markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristics of more developed countries.

2. Transactions with Affiliates and Related Parties

BRAM US LLC (“BRAM US” or the “Adviser”) serves as investment adviser to each Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Bradesco Latin American Equity Fund’s average daily net assets, and 0.75% of the Bradesco Latin American Hard Currency Bond Fund’s average daily net assets. Each Fund pays its respective pro-rata portion of the advisory fee payable by each Fund. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent that the “Total Annual Fund Operating Expenses,” excluding taxes, Rule 12b-1 distribution fees, “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, exceed 1.75% and 1.50% (on an annual basis) of the Bradesco Latin American Equity Fund and Bradesco Latin American Hard Currency Bond Fund’s average daily net assets (the “Expense Limitation”), respectively. The Expense Limitations will remain in place with respect to a Fund until two years from the date of such Fund’s commencement of operations, unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for each Fund. No recoupment will occur with respect to a Fund unless such Fund’s expenses are below the Expense Limitation.

For the period ended April 30, 2014, investment advisory fees accrued were $3,400 and $9,416 for the Bradesco Latin American Equity Fund and Bradesco Latin American Hard Currency Bond Fund, respectively. For the period ended April 30, 2014, the Adviser waived investment advisory fees of $3,400 and $9,416 and reimbursed fees of $49,681 and $46,726 for the Bradesco Latin American Equity Fund and Bradesco Latin American Hard Currency Bond Fund, respectively.

25

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

As of April 30, 2014, the amounts of potential recoupment by the Adviser were as follows:

Expiration

04/30/2017
Bradesco Latin American Equity Fund	$53,081
Bradesco Latin American Hard Currency Bond Fund	$56,142

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Funds.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annualized percentage rate of each Funds’ average daily net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2014, BNY Mellon accrued administration and accounting fees totaling $27,836 and $27,837 and waived fees totaling $13,171 and $13,171 for the Bradesco Latin American Equity Fund and Bradesco Latin American Hard Currency Bond Fund, respectively.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly account-based service fee based on the number of shareholder accounts subject to certain minimum monthly fees. For the period ended April 30, 2014, BNY Mellon accrued transfer agent fees totaling $10,805 and $10,805 and waived fees totaling $4,516 and $4,516 for the Bradesco Latin American Equity Fund and Bradesco Latin American Hard Currency Bond Fund, respectively.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to each Fund. The Custodian is entitled to receive a monthly fee equal to an annualized percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2014, the Custodian accrued custodian fees totaling $5,522 and $5,522 and waived fees totaling $2,822 and $2,822 for the Bradesco Latin American Equity Fund and Bradesco Latin American Hard Currency Bond Fund, respectively.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived if each Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Funds during the period ended April 30, 2014 was $1,287 and $1,351 for the Bradesco Latin American Equity Fund and Bradesco Latin

26

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

American Hard Currency Bond Fund, respectively. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Funds or the Trust.

The following table lists the issuer owned by Bradesco Latin American Equity Fund that may be deemed “affiliated company” under the Investment Company Act of 1940, as well as transactions that occurred in the security of such issuers during the period ended April 30, 2014:

Name of Issuer	Purchase Cost	Sales Proceeds	Value at 4/30/14	Shares Held at 4/30/14	Dividend Income 12/20/13 to 4/30/14	Net Realized Gain (Loss) 12/20/13 to 4/30/14
Banco Bradesco SA	$40,924	$—	$46,019	3,100	$493	$—

3. Investment in Securities

From December 20, 2013, commencement of operations, to April 30, 2014, aggregate purchases and sales of investment securities (excluding U.S. Government and agency short-term investments and other short-term investments) of the Funds were as follows:

	Purchases	Sales
Bradesco Latin American Equity Fund:	$1,114,152	$145,217
Bradesco Latin American Hard Currency Bond Fund:	3,880,484	215,000

4. Capital Share Transactions

From December 20, 2013, commencement of operations, to April 30, 2014, transactions in capital shares (authorized shares unlimited) were as follows:

	Bradesco Latin American Equity Fund
	For the Period Ended April 30, 2014
	Shares	Amount
Institutional Class Shares
Sales	100,000	$1,000,000

Net increase	100,000	$1,000,000

27

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

	Bradesco Latin American Hard Currency Bond Fund
	For the Period Ended April 30, 2014
	Shares	Amount
Institutional Class Shares
Sales	452,823	$4,500,000
Reinvestments	2,160	22,012

Net increase	454,983	$4,522,012

*

There is a 2.00% redemption fee that may be charged on shares redeemed which have been held for 30 days or less. The redemption fee is retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in-capital. For the period ending April 30, 2014, there were no redemption fees charged.

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net investment income, net realized gains and net assets were not affected by these adjustments. The following permanent differences as of April 30, 2014, primarily attributed to gains and losses on foreign currency transactions and disallowed expenses were reclassified among the following accounts:

	Accumulated Net Investment Income	Accumulated Net Realized Gain	Paid-in-Capital
Bradesco Latin American Equity Fund	$2,064	$4,404	$(6,468)
Bradesco Latin American Hard Currency Bond Fund	7,187	—	(7,187)

For the period ended April 30, 2014, the tax character of distributions paid by the Bradesco Latin American Hard Currency Bond Fund was $31,446 of ordinary income dividends. There were no distributions

28

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

for the Bradesco Latin American Equity Fund. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2014, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Qualified Late-Year Losses
Bradesco Latin American Equity Fund	$—	$7,859	$—	$29,032	$(6,711)
Bradesco Latin American Hard Currency Bond Fund	$—	$38,322	$—	$150,613	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Bradesco Latin American Equity Fund	$1,020,718	$67,509	$(38,480)	$29,029
Bradesco Latin American Hard Currency Bond Fund	4,534,266	151,907	(1,294)	150,613

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between December 20 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between December 20 and April 30) as occurring on the first day of the following tax year. For the period ended April 30, 2014, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2014. For the period ended April 30, 2014, the Bradesco Latin American Equity Fund had late year capital loss deferrals of $6,711. The Bradesco Latin American Hard Currency Fund had no capital loss deferrals.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character

29

BRADESCO FUNDS

Notes to Financial Statements (Concluded)

April 30, 2014

as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of April 30, 2014, the Funds did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

30

BRADESCO FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Bradesco Latin American Equity Fund and Bradesco Latin American Hard Currency Bond Fund (formerly, Bradesco Brazilian Hard Currency Bond Fund):

We have audited the accompanying statements of assets and liabilities of the Bradesco Latin American Equity Fund and Bradesco Latin American Hard Currency Bond Fund (the “Funds”), each a series of shares of beneficial interest in the FundVantage Trust, including the portfolios of investments, as of April 30, 2014, and the related statements of operations and changes in net assets and the financial highlights for the period December 20, 2013 (commencement of operations) through April 30, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2014 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bradesco Latin American Equity Fund and Bradesco Latin American Hard Currency Bond Fund as of April 30, 2014, and the results of their operations, the changes in their net assets and their financial highlights for the period December 20, 2013 through April 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

June 23, 2014

31

BRADESCO FUNDS

Shareholder Tax Information

(Unaudited)

The Funds are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by a Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2014, the Bradesco Latin American Hard Currency Bond Fund paid $31,446 of ordinary income dividends to its shareholders. The Bradesco Latin American Equity Fund had no ordinary income dividends. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.03% for the Bradesco Latin American Hard Currency Bond Fund.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by a Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in a Fund.

32

BRADESCO FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 670-5705 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Advisory Agreement

At an in-person meeting held on September 24, 2013 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved an advisory agreement (the “Agreement”) between BRAM US LLC (“BRAM” or the “Adviser”) and the Trust, on behalf of each of the Bradesco Latin American Equity Fund (the “Equity Fund”) and the Bradesco Latin American Hard Currency Bond Fund, formerly the Bradesco Brazilian Hard Currency Bond Fund, (the “Bond Fund”) (each, a “Fund” and collectively, the “Funds”). In determining whether to approve the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services to be performed for the Funds, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Funds, (iv) investment performance of similarly managed accounts, (v) the capitalization and financial condition of the Adviser, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Funds and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Funds and (x) compliance with federal securities laws and other regulatory requirements. BRAM also provided its code of ethics, most recent Form ADV and compliance policies and procedures for the Trustees’ review and consideration. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement.

33

BRADESCO FUNDS

Other Information

(Unaudited)

Representatives from BRAM attended the Meeting both in person and telephonically and discussed the firm’s history, performance and investment strategy in connection with the proposed approval of the Agreement and answered questions from the Board.

The Trustees reviewed performance information for a separate account managed by BRAM in a substantially similar manner as the Equity Fund, including a comparison to the MSCI Latin America 10/40 Index. The Trusteed also reviewed performance for a separate account managed by BRAM in a substantially similar manner as the Bond Fund, including a comparison to the Barclays GEMS USD Index.

BRAM provided information regarding its proposed advisory fees and an analysis of these fees in relation to the delivery of services to be provided to the Funds and any other ancillary benefit resulting from the Adviser’s relationship with the Funds. The Trustees also reviewed information regarding the fees the Adviser charges to certain other accounts with a similar strategy and evaluated explanations provided by the Adviser as to differences in the fees proposed to be charged to the Funds and other accounts managed by the Adviser. The Trustees also evaluated statements made by BRAM that the advisory fee and expense ratio for each Fund were within the range of funds in similar categories based on information from Lipper and Strategic Insight compiled by BRAM. The Trustees also received comparative Lipper advisory fee and expense information for no load, front-end load and institutional share classes of funds in the Lipper Latin American Fund category with respect to the Equity Fund, and funds in the Lipper International Income Fund category, with respect to the Bond Fund. The Trustees concluded that the proposed advisory fees and services to be provided by BRAM are sufficiently consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Funds based on the information provided at the Meeting.

The Board considered the level and depth of knowledge of BRAM, including the professional experience and qualifications of its senior personnel. The Board also took into account BRAM’s compliance policies and procedures and statements made by the Trust’s Chief Compliance Officer regarding BRAM’s compliance program. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Funds’ investments on the one hand, and the investments of other accounts, on the other. The Trustees reviewed the services to be provided to the Funds by the Adviser and concluded that the nature, extent and quality of the services to be provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and that the Funds are likely to benefit from the provision of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Funds effectively.

The Trustees considered the anticipated costs of the services to be provided by the Adviser, the proposed compensation and expected benefits to be received by the Adviser in providing services to the Funds, as well as the Adviser’s anticipated profitability. The Trustees were provided with a profit and loss statement prepared by BRAM. The Trustees noted that the Adviser’s level of profitability is an appropriate

34

BRADESCO FUNDS

Other Information

(Unaudited) (Concluded)

factor to consider, and the Trustees should be satisfied that the Adviser’s profits are sufficient to continue as a healthy concern generally and as investment adviser of the Funds specifically. The Trustees concluded that BRAM’s contractual advisory fee level was reasonable in relation to the nature and quality of the services to be provided, taking into account the projected growth and size of the Funds, and the expense limitations agreed to by the Adviser.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Funds grow, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees noted that economies of scale may be achieved at higher asset levels for the Funds for the benefit of fund shareholders, but that because such economies of scale did not yet exist and were not likely to exist in the near term, it was not appropriate to incorporate a mechanism for sharing the benefit of such economies with Fund shareholders in the advisory fee structure at this time.

In voting to approve the Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the approval of the Agreement would be in the best interests of the Funds and their shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the Agreement with respect to each Fund for an initial two-year period.

35

BRADESCO FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 640-5705.

36

BRADESCO FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Funds contains additional information about the Trustees and is available, without charge, upon request by calling (866) 640-5705.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	32	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	32	None.

37

BRADESCO FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	32	None.
STEPHEN M.WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing 2003 to 2008.	32	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

38

BRADESCO FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	32	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing - the administrator and accounting agent and transfer agent to the Trust.

39

BRADESCO FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

40

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[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

BRAM US LLC

1450, Avenida Paulista

6th Floor, 01310 - 917

Sao Paulo-SP, Brazil

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street

26th Floor

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

BRADESCO LATIN AMERICAN

EQUITY FUND

BRADESCO LATIN AMERICAN HARD CURRENCY

BOND FUND

(formerly, the Bradesco Brazilian

Hard Currency Bond Fund)

of

FundVantage Trust

Institutional Class Shares

ANNUAL REPORT

April 30, 2014

This report is submitted for the general information of the shareholders of the Bradesco Latin American Equity Fund and the Bradesco Latin American Hard Currency Bond Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Bradesco Latin American Equity Fund and the Bradesco Latin Hard Currency Bond Fund.

CUTWATER INVESTMENT GRADE BOND FUND

of

FundVantage Trust

Institutional Class

ANNUAL REPORT

April 30, 2014

This report is submitted for the general information of the shareholders of the Cutwater Investment Grade Bond Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Cutwater Investment Grade Bond Fund.

CUTWATER INVESTMENT GRADE BOND FUND

Annual Investment Adviser’s Report

April 30, 2014

(Unaudited)

Dear Shareholder,

Performance

The Cutwater Investment Grade Bond Fund (the “Fund”) had a strong first quarter and generated a return of 2.71 percent net of fees and expenses compared to 1.84 percent for the Fund’s benchmark, Barclays Aggregate Bond Index, for the period ending March 31, 2014. In the twelve months ended April 30, 2014, the Fund returned 0.37 percent versus a return of negative 0.26 percent for the benchmark. The Fund’s overweight allocation to corporate credit, including high yield and emerging markets, generated solid performance during the quarter and these allocations also contributed to the outperformance over the last twelve month period. Within the investment grade corporate allocation, our overweight to both the industrial and finance sectors (both nominal and structural) added to the outperformance. We have maintained a bank and finance sector overweight for several quarters, based on our view that regulation is forcing banks and insurance companies to become more “utility-like,” and therefore, better credits. We also hold an overweight to the metals and mining sector, reflecting our view that the global economy continues to strengthen. Portfolio positions in below-investment-grade securities were consistent with our view that corporate balance sheets are strong and that corporate default rates will remain muted over the next 12 months. Our anticipation of low default rates is based on both the relatively low levels of debt maturing in the near-term and an improving economic outlook. Strong demand for high yield over the past few years has enabled companies to refinance their debts and push out maturities to 2016 and beyond. We also maintained our allocation to commercial mortgage-backed securities where we see good relative value, especially in certain sub-segments of commercial real estate.

Market Review

During the year ended April 30, 2014, risk assets outperformed other asset classes. The Standard & Poor’s 500® Composite Stock Price Index (“S&P 500®”) returned 20.40 percent and the Barclays High Yield Index returned 6.30 percent over the twelve month period. At the other end of the risk spectrum, the Treasury market returned negative 1.59 percent. We believe this performance differential between the perceived less risky and the riskier assets is largely justified by the underlying economic fundamentals, particularly given the unprecedented support by global central banks through accommodative monetary policy.

The U.S. Treasury market was fairly volatile during the period which affected returns across the fixed income universe. The 10-year U.S. Treasury yield increased from a low of 1.63 percent in May 2013 to a high of 3.03 percent at year end 2013 and subsequently traded in a range of 2.60 to 2.80 percent. The Federal Reserve began to moderate its accommodative monetary policy and has reduced its quantitative easing program by $10 billion at each Federal Open Market Committee meeting since December. The market consensus now is for the Fed to complete tapering in late 2014. However, the Fed is still maintaining a dovish posture and is not expected to increase the policy rate from the current 0-0.25% range until mid-2015. This view supports equity valuations and is expected to push interest rates to more normal levels from the historically low levels we have experienced in recent years.

Economic fundamentals in the U.S. continued to improve during the fiscal year. Home prices have rebounded with steady year-over-year price increases and foreclosure activity has receded. Household net worth is at an all-time high, reflecting the improvement in both housing and the equity markets. Auto sales have exhibited strength, with annualized sales exceeding sixteen million units. The labor market has steadily improved, although the unemployment rate is still elevated at 6.3 percent. Consumer sentiment is now at post-recession highs, which is supportive of continued spending, which drives about 70 percent of the U.S. economy.

On the corporate side, the banking sector has posted solid operating earnings. Deleveraging in the banking sector has ended and credit availability has improved with easing of lending standards which should support Gross Domestic Product (“GDP”) growth going forward. The recent decline in mortgage origination has been offset by increased commercial and industrial lending. The corporate sector and industrial companies in particular exhibit healthy balance sheets and solid profitability. These strong corporate fundamentals have peaked, in our view, with many companies exhibiting moderating year-over-year comparisons from both a revenue and an earnings perspective. This reflects weakness in both domestic and overseas demand, partially due to the severe winter weather, and foreign currency impacts. Cash flow and earnings comparisons have also exhibited some softness, but corporate earnings have generally held up well as managements continue to focus on managing expenses and maintaining financial flexibility. Given low yields and receptive capital markets, we are concerned about increased corporate merger and acquisition activity and the risks of shareholder-friendly activity, so we must remain vigilant. These concerns notwithstanding, we are generally constructive in the corporate segment of the fixed income market, including leveraged finance, where we expect default rates to remain historically low. Indeed, Moody’s is forecasting that the global speculative-grade default rate will be essentially unchanged from 2.4 percent at April 2014 to 2.5 percent in April 2015, substantially below the long-term average.

1

CUTWATER INVESTMENT GRADE BOND FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2014

(Unaudited)

Outlook

At Cutwater we have had a multi-year forecast of a below-trend checkmark-shaped economic recovery. Cutwater is maintaining its outlook for 2014, which anticipates that the U.S. economy will continue exhibiting self-sustaining, albeit below-trend economic growth. Our view is predicated on the belief that consumers will continue to benefit from improving household balance sheets and the tepid but recovering job market. We believe the business sector will benefit from more confident consumers and growing world GDP, which the International Monetary Fund now expects to grow 3.6% in 2014 (up from 3.0% in 2013). Indeed, with China growing near 7.5%, the U.S. ticking upwards beyond 2.5%, Japan benefiting from accommodative economic policies, and Europe returning to growth, we now see over 70% of world GDP growing. We also expect U.S. private sector investment to accelerate, given below-average capital expenditures over the past few years.

These positive indicators have several implications for investors going forward. We expect interest rates to rise further, reflecting real GDP growth and inflation over time. We note that the Treasury yield curve remains very steep on a historical basis and we expect the curve to flatten over the next twelve months. We also expect that credit spreads will continue to compress moderately as absolute yields become more attractive and corporate fundamentals are supported by an economy that continues on its “checkmark-like” recovery. With this view in mind, the Fund continues to hold a carefully underwritten overweight allocation to the spread sectors of the fixed income market while emphasizing diversity and risk management to achieve a competitive total return.

Cutwater Asset Management

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2014 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

2

CUTWATER INVESTMENT GRADE BOND FUND

Annual Report

Performance Data

April 30, 2014

(Unaudited)

Average Annual Total Returns for the Periods Ended April 30, 2014

	1 Year	3 Year	Since Inception*
Institutional Class	0.37%	4.66%	4.46%
Barclays Aggregate Bond Index	-0.26%	3.60%	3.57%**

*	The Cutwater Investment Grade Bond Fund (the “Fund”) commenced operations on December 2, 2010.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 678-6242.

The Fund’s total annual gross and net operating expense ratio for Institutional Class shares of the Fund, as stated in the current prospectus dated September 1, 2013, is 0.94% and 0.85%, respectively, of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Cutwater Investor Services Corp. d/b/a Cutwater Asset Management (“Cutwater” or the “Adviser”) has voluntarily agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items and brokerage commissions) do not exceed 0.85% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). Such Expense Limitation will continue until Cutwater notifies the Fund of a change in its voluntary Expense Limitation or its discontinuation. This Expense Limitation may be discontinued at any time at the discretion of Cutwater. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 1.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the Barclays Aggregate Bond Index. Barclays Aggregate Bond Index is an unmanaged intermediate-term index and should not be considered indicative of any Cutwater Investment Grade Bond Fund investment. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is subject to the risks of the fixed-income securities in its portfolio such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money.

3

CUTWATER INVESTMENT GRADE BOND FUND

Fund Expense Disclosure

April 30, 2014

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period from November 1, 2013 through April 30, 2014 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Cutwater Investment Grade Bond Fund

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,031.60	$4.28
Hypothetical (5% return before expenses)	1,000.00	1,020.58	4.26

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2014 of 0.85% for the Institutional Shares of the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six month total returns for the Fund of 3.16%.

4

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio Holdings Summary Table

April 30, 2014

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
Corporate Bonds and Notes	54.1%	$20,014,321
U.S. Treasury Obligations	10.8	3,985,022
Asset Backed Securities	9.3	3,453,683
Commercial Mortgage-Backed Securities	9.2	3,381,896
Residential Mortgage-Backed Securities	8.7	3,231,249
Municipal Bonds	4.4	1,616,801
Registered Investment Company	2.8	1,013,028
Preferred Stock	1.4	531,538
Liabilities in Excess of other Assets	(0.7)	(246,271)

NET ASSETS	100.0%	$36,981,267

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

5

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments

April 30, 2014

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
CORPORATE BONDS AND NOTES — 54.1%
Airlines — 1.6%
American Airlines 2013-2 Class B Pass Through Trust, 5.60%, 01/15/22 144A	NR/BB+	$414	$433,810
British Airways 2013-1 Class B Pass Through Trust, 5.625%, 12/20/21 144A	Baa3/BBB	160	170,800

			604,610

Automotive — 1.3%
Chrysler Group LLC/CG Co. Issuer, Inc., Sec. Notes, 8.25%, 06/15/21 (b)	B1/B	300	337,125
Hertz Corp., Sr. Unsec. Notes, 6.90%, 08/15/14	B3/NR	130	131,024

			468,149

Chemicals — 0.7%
Chemtura Corp., Co. Gty., 5.75%, 07/15/21 (b)	B1/BB-	40	41,499
Mexichem SAB de CV, Sr. Unsec. Notes, 4.875%, 09/19/22 144A	Ba1/BBB-	200	201,750

			243,249

Consumer Durables & Apparel — 0.4%
Toll Brothers Finance Corp., 4.00%, 12/31/18 (b)	Ba1/BB+	160	163,399

Consumer Products — 0.6%
Wells Enterprises, Inc., Sr. Sec. Notes, 6.75%, 02/01/20 144A(b)	B3/B+	200	207,000

Diversified Financial Services — 18.1%
American Express Co., Sub. Notes, 6.80%, 09/01/66 (b)(c)	Baa2/BBB-	195	215,241
Bank of America Corp., Sr. Unsec. Notes, 5.75%, 12/01/17	Baa2/A-	210	237,609
Bank of America Corp., Sr. Unsec. Notes, 5.875%, 01/05/21	Baa2/A-	320	371,056
BB&T Corp., Sr. Unsec. Notes, 1.093%, 06/15/18 (b)(c)	A2/A-	405	411,086
BBVA US Senior SAU, Bank Gtd., 4.664%, 10/09/15	Baa2/BBB-	325	341,228
Bear Stearns Cos., LLC (The), Sr. Unsec. Notes, 6.40%, 10/02/17	A3/A	267	308,826
BioMed Realty LP, Co. Gty., REIT, 6.125%, 04/15/20 (b)	Baa3/BBB	226	259,799
Citigroup, Inc., 5.30%, 05/06/44	Baa3/BBB+	225	225,956
Citigroup, Inc., Sr. Unsec. Notes, 3.375%, 03/01/23	Baa2/A-	208	202,826
Entertainment Properties Trust, Co. Gty., REIT, 5.75%, 08/15/22 (b)	Baa2/BB+	358	385,424
General Electric Capital Corp., Jr. Sub. Notes, 5.25%, 06/15/23 (b)(c)(d)	Baa1/AA-	400	394,500
General Electric Capital Corp., Sub. Notes, 5.30%, 02/11/21	A2/AA	260	294,191
Goldman Sachs Group, Inc. (The), Sr. Unsec. Notes, 2.375%, 01/22/18	Baa1/A-	91	92,049
HSBC Capital Funding LP/Jersey Channel Islands, Ltd. Gtd., 10.176%, 06/30/30 144A(b)(c)(d)	Baa2/BBB+	325	474,500
HSBC Holdings PLC, Sub. Notes, 4.25%, 03/14/24	A3/A-	200	202,117
Intesa Sanpaolo SpA, Unsec. Notes, 3.875%, 01/16/18	Baa2/BBB	315	330,986
JPMorgan Chase & Co., Jr. Sub. Notes, 7.90%, 04/30/18 (b)(c)(d)	Ba1/BBB	387	437,310
Morgan Stanley, 5.50%, 07/24/20	Baa2/A-	425	482,257
SAFG Retirement Services, Inc., Sr. Unsec. Notes, 8.125%, 04/28/23	Baa1/A-	145	183,383
Sinochem Overseas Capital Co., Ltd., Co. Gty., 6.30%, 11/12/40 144A	A3/A-	211	230,635
Wachovia Capital Trust III, Ltd. Gtd., 5.57%, 03/03/14 (b)(c)(d)	Baa3/BBB+	650	625,625

			6,706,604

Energy — 5.9%
BG Energy Capital PLC, Co. Gty., 6.50%, 11/30/72 (b)(c)	Baa1/BBB	300	330,750

The accompanying notes are an integral part of the financial statements.

6

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Continued)

April 30, 2014

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
CORPORATE BONDS AND NOTES — (Continued)
Energy — (Continued)
Citgo Petroleum Corp., Sr. Sec. Notes, 11.50%, 07/01/17 144A(b)	B1/BB-	$104	$111,279
DCP Midstream LLC, Jr. Sub. Notes, 5.85%, 05/21/43 144A(b)(c)	Baa3/BB	325	307,125
DPL, Inc., Sr. Unsec. Notes, 7.25%, 10/15/21 (b)	Ba2/BB	130	139,425
Ecopetrol SA, 5.875%, 09/18/23	Baa2/BBB	165	180,469
Noble Energy, Inc., Sr. Unsec. Notes, 8.25%, 03/01/19	Baa2/BBB	146	182,394
Oil India Ltd., Sr. Unsec. Notes, 5.375%, 04/17/24	Baa2/NR	300	296,889
Petroleum Co. of Trinidad & Tobago, Ltd., Sr. Unsec. Notes, 9.75%, 08/14/19 144A	Baa3/BBB-	100	126,499
Reliance Holdings USA, Inc., Co. Gty., 5.40%, 02/14/22 144A	Baa2/BBB+	325	339,698
Transocean, Inc., Co. Gty., 6.50%, 11/15/20	Baa3/BBB-	163	184,202

			2,198,730

Healthcare — 1.6%
Fresenius Medical Care US Finance, Inc., Co. Gty., 5.75%, 02/15/21 144A	Ba2/BB+	325	346,125
HCA, Inc., Sr. Sec. Notes, 7.25%, 09/15/20 (b)	Ba3/BB	215	231,931

			578,056

Industrial — 2.8%
ADT Corp. (The), 6.25%, 10/15/21 144A	Ba2/BB-	175	182,438
Alliant Techsystems, Inc., Co. Gty., 6.875%, 09/15/20 (b)	B1/B+	208	226,200
ArcelorMittal, Sr. Unsec. Notes, 6.75%, 02/25/22	Ba1/BB+	325	359,938
Samarco Mineracao SA, 5.75%, 10/24/23 144A	NR/BBB-	275	279,125

			1,047,701

Insurance — 5.1%
Allstate Corp. (The), Jr. Sub. Notes, 6.50%, 05/15/67 (b)(c)	Baa1/BBB	325	350,188
American Financial Group, Inc., Sr. Unsec. Notes, 9.875%, 06/15/19	Baa1/BBB+	130	170,030
American International Group, Inc., Jr. Sub. Debs., 8.175%, 05/15/68 (b)(c)	Baa2/BBB	325	434,688
Liberty Mutual Group, Inc., 7.00%, 03/07/67 144A(b)(c)	Baa3/BB	208	221,520
Prudential Financial, Inc., Jr. Sub. Notes, 5.875%, 09/15/42 (b)(c)	Baa2/BBB+	423	445,208
Travelers Cos., Inc., Jr. Sub. Notes, 6.25%, 03/15/67 (b)(c)	A3/NR	244	261,080

			1,882,714

Media — 1.3%
Numericable Group SA, Sr. Sec. Notes, 6.25%, 05/15/24 144A(b)	Ba3/B+	250	255,938
VTR Finance BV, 6.875%, 01/15/24 144A(b)	B1/B+	220	229,260

			485,198

Mining — 4.0%
FMG Resources August 2006 Property, Ltd., Co. Gty., 6.875%, 04/01/22 144A(b)	Ba2/BB-	325	347,750
Newcrest Finance Property, Ltd., Co. Gty., 4.45%, 11/15/21 144A	Baa3/BBB-	491	461,069
Teck Resources, Ltd., Co. Gty., 5.20%, 03/01/42 (b)	Baa2/BBB	296	273,099
Xstrata Finance Canada Ltd., Co. Gty., 4.95%, 11/15/21 144A	Baa2/BBB	361	378,844

			1,460,762

Paper — 0.6%
Celulosa Arauco y Constitucion SA, Sr. Unsec. Notes, 4.75%, 01/11/22 (b)	Baa3/BBB-	228	230,359

The accompanying notes are an integral part of the financial statements.

7

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Continued)

April 30, 2014

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
CORPORATE BONDS AND NOTES — (Continued)
Pipe Lines Ex Natural Gas — 1.6%
Enterprise Products Operating LLC, Co. Gty., 7.034%, 01/15/68 (b)(c)	Baa2/BBB-	$211	$238,958
IFM US Colonial Pipeline 2 LLC, Sr. Sec. Notes, 6.45%, 05/01/21 144A(b)	NR/BBB-	175	185,602
Kinder Morgan Energy Partners LP, Sr. Unsec. Notes, 9.00%, 02/01/19	Baa2/BBB	130	166,322

			590,882

Technology Hardware & Equipment — 0.3%
NCR Corp., 5.875%, 12/15/21 144A(b)	Ba3/BB	95	100,699

Telecommunications — 4.7%
Frontier Communications Corp., Sr. Unsec. Notes, 8.50%, 04/15/20	Ba2/BB-	325	378,422
Qwest Corp., Sr. Unsec. Notes, 7.25%, 10/15/35 (b)	Baa3/BBB-	195	196,950
Telecom Italia Capital SA, Co. Gty., 6.00%, 09/30/34	Ba1/BB+	215	207,475
Telefonica Emisiones SAU, Co. Gty., 3.992%, 02/16/16	Baa2/BBB	254	267,060
T-Mobile USA, Inc., Co. Gty., 6.125%, 01/15/22 (b)	Ba3/BB	15	15,769
T-Mobile USA, Inc., Co. Gty., 6.625%, 04/01/23 (b)	Ba3/BB	227	242,890
T-Mobile USA, Inc., Co. Gty., 6.50%, 01/15/24 (b)	Ba3/BB	15	15,731
Verizon Communications, Inc., Sr. Unsec. Notes, 1.984%, 09/14/18 (c)	Baa1/BBB+	195	205,885
Verizon Communications, Inc., Sr. Unsec. Notes, 6.55%, 09/15/43	Baa1/BBB+	110	135,684
Windstream Corp., Co. Gty., 7.75%, 10/01/21 (b)	B1/B	75	81,188

			1,747,054

Utilities — 3.5%
Black Hills Corp., 4.25%, 11/30/23 (b)	Baa1/BBB	100	104,414
Duquesne Light Holdings, Inc., Sr. Unsec. Notes, 6.40%, 09/15/20 144A	Baa3/BBB-	163	191,459
Electricite de France SA, Sub. Notes, 5.25%, 01/29/23 144A(b)(c)(d)	A3/BBB+	208	212,264
Israel Electric Corp., Ltd., Sr. Sec. Notes, 5.625%, 06/21/18 144A	Baa3/BB+	250	264,375
Southern Power Co., Sr. Unsec. Notes, 5.25%, 07/15/43	Baa1/BBB+	170	186,171
UIL Holdings Corp., Sr. Unsec. Notes, 4.625%, 10/01/20	Baa2/BBB-	325	340,472

			1,299,155

TOTAL CORPORATE BONDS AND NOTES (Cost $19,217,938)			20,014,321

ASSET BACKED SECURITIES — 9.3%
AmeriCredit Automobile Receivables Trust, Series 2012-3, Class C, 2.42%, 05/08/18	Aaa/AA	202	206,996
Atrium CDO Corp., Series 7A, Class B, 3.236%, 11/16/22 144A(c)	NR/AA	425	425,160
Goldentree Loan Opportunities V, Ltd., Series 2007-5A, Class B, 1.328%, 10/18/21 144A(c)	Aa1/AA	500	487,010
LCM Ltd. Partnership, 2.378%, 01/19/23 144A(c)	NR/AA	650	648,758
North End CLO, Ltd., Series 2013-1A, Class B, 1.876%, 07/17/25 144A(c)	NR/AA	1,000	961,244
SBI Home Equity Loan Trust, Series 2006-1A, Class 2A, 0.302%, 04/25/35 144A(c)	A2/AA	245	238,440
Sonic Capital, LLC, Series 2011-1A, Class A2, 5.438%, 05/20/41 144A	Baa2/BBB	111	119,096
TAL Advantage V, LLC, Series 2013-1A, Class A, 2.83%, 02/22/38 144A	NR/A	373	366,979

TOTAL ASSET BACKED SECURITIES (Cost $3,434,213)			3,453,683

COMMERCIAL MORTGAGE-BACKED SECURITIES — 9.2%
CGBAM Commercial Mortgage Trust, Series 2013-BREH, Class D, 3.003%, 05/15/30 144A(c)	Baa3/NR	330	331,834

The accompanying notes are an integral part of the financial statements.

8

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Continued)

April 30, 2014

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (Continued)
DDR Corp., Series 2009-DDR1, Class C, 6.223%, 10/14/22 144A	A1/AA+	$553	$562,335
Hilton USA Trust, Series 2013-HLT, Class CFX, 3.714%, 11/05/30 144A	A3/A-	227	230,243
Irvin Core Office Trust, Series 2013-IRV, Class C, 3.279%, 05/15/48 144A(c)	NR/A	135	126,234
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class AJ, 5.485%, 07/12/46(c)	Ba2/NR	423	432,914
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSI, Class C, 4.436%, 10/15/30 144A(c)	NR/A	540	507,686
ORES 2014-LV3, LLC, A 3.00%, 03/27/24 144A	NR/NR	194	193,632
Spirit Master Funding, LLC, Series 2006-1A, Class A, 5.76%, 03/20/24 144A	Baa2/NR	308	321,600
Wells Fargo Commercial Mortgage Trust, 2014-TISH, SCH2 3.652%, 01/15/27 144A(c)	NR/BB	450	450,300
Wells Fargo Commercial Mortgage Trust, 2014-TISH, WTS2 3.402%, 02/15/27 144A(c)	NR/BB	225	225,118

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $3,389,483)			3,381,896

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 8.7%
FHLMC Gold Pool # G03508, 6.00%, 07/01/37	Aaa/AA+	99	111,176
FNMA Pool # AU1264, 3.00%, 07/01/43	Aaa/AA+	658	642,328
FNMA Pool #AL0054, 4.50%, 02/01/41	Aaa/AA+	91	98,212
FNMA Pool #AL0515, 6.00%, 07/01/40	Aaa/AA+	162	183,301
FNMA Pool #AP6607, 3.00%, 09/01/27	Aaa/AA+	209	215,543
FNMA Pool #AP7453, 4.00%, 10/01/42	Aaa/AA+	409	428,079
FNMA Pool #AU3763, 3.50%, 08/01/43	Aaa/AA+	682	693,369
GNMA Pool # 4679, 5.00%, 04/20/40	Aaa/AA+	355	392,134
GNMA Pool # 694462, 6.00%, 10/15/38	Aaa/AA+	107	120,249
GNMA Pool # 729349, 4.00%, 07/15/41	Aaa/AA+	210	223,047
GNMA Pool # AD6019, 3.50%, 04/20/43	Aaa/AA+	29	29,652
GNMA Pool # MA0391, 3.00%, 09/20/42	Aaa/AA+	94	94,159

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $3,193,202)			3,231,249

MUNICIPAL BONDS — 4.4%
American Municipal Power-Ohio, Inc., Build America Bonds, RB, 6.053%, 02/15/43	A1/A	225	259,112
New York City Water & Sewer System, 5.00%, 06/15/45(b)	Aa2/AA+	405	432,512
State of Illinois, Build America Bonds, GO, 7.35%, 07/01/35	A3/A-	130	155,301
University of California, 5.00%, 05/15/39(b)	Aa2/AA	375	411,518
University of Texas, Permanent University Fund, 5.00%, 07/01/41(b)	Aaa/AAA	160	177,728
Virginia Resources Authority, 5.00%, 11/01/42(b)	Aaa/AAA	165	180,630

TOTAL MUNICIPAL BONDS (Cost $1,457,541)			1,616,801

The accompanying notes are an integral part of the financial statements.

9

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Continued)

April 30, 2014

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
U.S. TREASURY OBLIGATIONS — 10.8%
United States Treasury Note, 0.625%, 08/31/17	Aaa/AA+	$160	$157,763
United States Treasury Note, 0.875%, 01/31/18	Aaa/AA+	169	166,782
United States Treasury Note, 0.875%, 07/31/19	Aaa/AA+	1,004	958,271
United States Treasury Note, 1.25%, 10/31/18	Aaa/AA+	405	400,032
United States Treasury Note, 1.25%, 10/31/19	Aaa/AA+	745	721,951
United States Treasury Note, 1.375%, 01/31/20	Aaa/AA+	163	158,085
United States Treasury Note, 1.625%, 08/15/22	Aaa/AA+	390	365,138
United States Treasury Note, 2.50%, 08/15/23	Aaa/AA+	425	421,680
United States Treasury Note, 2.75%, 11/15/23	Aaa/AA+	90	90,984
United States Treasury Note, 2.75%, 11/15/42	Aaa/AA+	625	544,336

TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,075,783)			3,985,022

		Number of Shares
PREFERRED STOCK — 1.4%
Diversified Financial Services — 1.4%
CoBank ACB 144A	NR/A-	5,200	531,538

TOTAL PREFERRED STOCK (Cost $542,100)			531,538

REGISTERED INVESTMENT COMPANY — 2.8%
BlackRock Liquidity Funds TempCash Portfolio, Institutional Shares	NR/NR	1,013,028	1,013,028

TOTAL REGISTERED INVESTMENT COMPANY (Cost $1,013,028)			1,013,028

TOTAL INVESTMENTS - 100.7%
(Cost $36,323,288)			37,227,538
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.7)%			(246,271)

NET ASSETS - 100.0%			$36,981,267

(a)	Ratings for debt securities are unaudited. All ratings are as of April 30, 2014 and may have changed subsequently.
(b)	This security is callable.
(c)	Floating or variable rate security. Rate disclosed is as of April 30, 2014.
(d)	Security is perpetual. Date shown is next call date.

144A Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At April 30, 2014, these securities amounted to $12,986,771 or 35.1% of net assets. These securities have been determined by the Adviser to be liquid securities.

The accompanying notes are an integral part of the financial statements.

10

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Concluded)

April 30, 2014

Legend
CDO	Collateralized Debt Obligations
Co. Gty.	Company Guaranty
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligations
Gtd.	Guaranteed
Jr.	Junior
LLC	Limited Liability Company
LP	Limited Partnership

Ltd.	Limited
NR	Not Rated
PLC	Public Limited Company
RB	Revenue Bond
REIT	Real Estate Investment Trust
Sec.	Secured
Sr.	Senior
Sub.	Subordinated
Unsec.	Unsecured

The accompanying notes are an integral part of the financial statements.

11

CUTWATER INVESTMENT GRADE BOND FUND

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value (Cost $36,323,288)	$37,227,538
Dividends and interest receivable	314,064
Prepaid expenses and other assets	3,185

Total assets	37,544,787

Liabilities
Payable for investments purchased	479,062
Payable for transfer agent fees	8,935
Payable for administration and accounting fees	15,094
Payable for custodian fees	5,814
Payable to Investment Adviser	7,424
Accrued expenses	47,191

Total liabilities	563,520

Net Assets	$36,981,267

Net Assets Consisted of:
Capital stock, $0.01 par value	$36,876
Paid-in capital	36,557,770
Accumulated net investment income	3,600
Accumulated net realized loss from investments and foreign currency transactions	(521,229)
Net unrealized appreciation on investments	904,250

Net Assets	$36,981,267

Institutional Class:
Net asset value, offering and redemption price per share ($36,981,267 / 3,687,551)	$10.03

The accompanying notes are an integral part of the financial statements.

12

CUTWATER INVESTMENT GRADE BOND FUND

Statement of Operations

For the Year Ended April 30, 2014

Investment Income
Interest	$1,533,565
Dividends	33,694

Total investment income	1,567,259

Expenses
Advisory fees (Note 2)	190,576
Administration and accounting fees (Note 2)	83,417
Legal fees	57,520
Transfer agent fees (Note 2)	53,078
Audit fees	25,196
Custodian fees (Note 2)	22,459
Trustees’ and officers’ fees (Note 2)	20,260
Registration and filing fees	6,523
Printing and shareholder reporting fees	2,739
Other expenses	11,656

Total expenses before waivers and reimbursements	473,424

Less: waivers and reimbursements (Note 2)	(149,445)

Net expenses after waivers and reimbursements	323,979

Net investment income	1,243,280

Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(482,663)
Net change in unrealized depreciation on investments	(868,445)

Net realized and unrealized loss on investments	(1,351,108)

Net decrease in net assets resulting from operations	$(107,828)

The accompanying notes are an integral part of the financial statements.

13

CUTWATER INVESTMENT GRADE BOND FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Increase/(decrease) in net assets from operations:
Net investment income	$1,243,280	$2,019,386
Net realized gain/(loss) from investments	(482,663)	2,779,702
Net change in unrealized appreciation/(depreciation) on investments	(868,445)	84,030

Net increase/(decrease) in net assets resulting from operations	(107,828)	4,883,118

Less Dividends and Distributions to Shareholders:
Net investment income:
Institutional Class	(1,275,618)	(2,201,709)

Net realized capital gains:
Institutional Class	(461,032)	(1,617,027)

Net decrease in net assets from dividends and distributions to shareholders	(1,736,650)	(3,818,736)

Decrease in Net Assets Derived from Capital Share Transactions (Note 4)	(8,513,351)	(26,235,919)

Total decrease in net assets	(10,357,829)	(25,171,537)

Net assets
Beginning of year	47,339,096	72,510,633

End of year	$36,981,267	$47,339,096

Accumulated net investment income, end of year	$3,600	$4,187

The accompanying notes are an integral part of the financial statements.

14

CUTWATER INVESTMENT GRADE BOND FUND

Financial Highlights

Contained below is per share operating performance data for each Institutional Class share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012	For the Period December 2, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.47	$10.31		$10.01	$10.00

Net investment income(1)	0.33	0.29		0.32	0.11
Net realized and unrealized gain/(loss) on investments	(0.30)	0.43		0.33	0.01

Net increase in net assets resulting from operations	0.03	0.72		0.65	0.12

Dividends and distributions to shareholders from:
Net investment income	(0.34)	(0.32)		(0.35)	(0.11)
Net realized gains	(0.13)	(0.24)		—	—

Total dividends and distributions to shareholders	(0.47)	(0.56)		(0.35)	(0.11)

Net asset value, end of period	$10.03	$10.47		$10.31	$10.01

Total investment return(2)	0.37%	7.17%		6.59%	1.22%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$36,981	$47,339		$72,511	$67,962
Ratio of expenses to average net assets	0.85%	0.85%		0.85%	0.83	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	1.24%	0.93%		1.05%	0.90	%(3)
Ratio of net investment income to average net assets	3.26%	2.83%		3.19%	2.61	%(3)
Portfolio turnover rate	76.18%	154.23	%(5)	95.43%	106.84	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

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CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements

April 30, 2014

1. Organization and Significant Accounting Policies

The Cutwater Investment Grade Bond Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on December 2, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C and Institutional Class. As of April 30, 2014, Class A and Class C Shares had not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities held by the Fund are valued at their last sale price on the NYSE on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to market close. The value of such securities quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) markets system, but not listed on the National Market System, shall be valued at the mean between closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and the asked prices for such security in the over-the-counter market. Fixed income securities are valued based on the market quotations, which are furnished by an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

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CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

April 30, 2014

The fair value of the Fund’s bonds are generally based on the quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/14	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes	$20,014,321	$—	$20,014,321	$—
Asset Backed Securities	3,453,683	—	3,453,683	—
Commercial Mortgage-Backed Securities	3,381,896	—	3,381,896	—
Residential Mortgage-Backed Securities	3,231,249	—	3,231,249	—
Municipal Bonds	1,616,801	—	1,616,801	—
U.S. Treasury Obligations	3,985,022	—	3,985,022	—
Preferred Stock	531,538	—	531,538	—
Registered Investment Company	1,013,028	1,013,028	—	—

Total Investments	$37,227,538	$1,013,028	$36,214,510	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise may be less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2014, there were no transfers between Levels 1, 2 and 3 for the Fund.

17

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

April 30, 2014

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Securities Traded on a To-Be-Announced Basis — The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions from net realized capital gains, if any, are declared and paid annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

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CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

April 30, 2014

2. Transactions with Affiliates and Related Parties

Cutwater Investor Services Corp. d/b/a Cutwater Asset Management (“Cutwater” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.50% of the Fund’s average daily net assets. The Adviser has voluntarily agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items and brokerage commissions) do not exceed 0.85% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). Such Expense Limitation will continue until Cutwater notifies the Fund of a change in its voluntary Expense Limitation or its discontinuation. This Expense Limitation may be discontinued at any time at the discretion of Cutwater.

As of April 30, 2014, investment advisory fees payable to the Adviser were $7,424. For the year ended April 30, 2014, the Adviser waived fees of $149,445.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly account-based service fee based on the number of shareholder accounts subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2014 was $6,552. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2014, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$7,764,742	$7,729,927
U.S. Government Securities	20,915,471	24,879,047

19

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

April 30, 2014

4. Capital Share Transactions

For the year ended April 30, 2014 and the year ended April 30, 2013, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2014		For the Year Ended April 30, 2013
	Shares	Amount	Shares	Amount
Institutional Class:
Reinvestments	175,080	$1,736,649	367,158	$3,818,717
Redemptions	(1,008,518)	(10,250,000)	(2,879,950)	(30,054,636)

Net decrease	(833,438)	$(8,513,351)	(2,512,792)	$(26,235,919)

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the year ended April 30, 2014, these adjustments were to increase undistributed net investment income by $31,751, and decrease accumulated net realized gain by $31,751, due to paydowns and redesignations of distributions. Net investment income, net realized gains, paid-in-capital and net assets were not affected by these adjustments.

For the year ended April 30, 2014, the tax character of distributions paid by the Fund was $1,376,452 of ordinary income dividends and $360,198 of long-term capital gains dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Qualified Late-Year Losses
$(320,853)	$3,600	$—	$903,712	$(199,838)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$36,323,826

Gross unrealized appreciation	1,251,847
Gross unrealized depreciation	(348,135)

Net unrealized appreciation	$903,712

20

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Concluded)

April 30, 2014

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2014 any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2014. For the year ended April 30, 2014, the Fund had short-term capital loss deferrals of $12,541 and long-term capital loss deferrals of $187,297.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of April 30, 2014, the Fund had post-enactment capital loss carryforwards of $320,853, all of which are short-term losses and have an unlimited period of capital loss carryforward.

6. Significant Risks

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES RISK — Mortgage-related and asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

21

CUTWATER INVESTMENT GRADE BOND FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Cutwater Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Cutwater Investment Grade Bond Fund (the “Fund”) at April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented December 2, 2010 (commencement of operations) through April 30, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and portfolio of investments (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP

June 24, 2014

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CUTWATER INVESTMENT GRADE BOND FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended April 30, 2014, the Fund paid $1,376,452 ordinary income dividends and $360,198 long-term distributions to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 2.42% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for corporate dividends received deduction is 2.42%.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 97.60%.

The Fund designates 100% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act for 2004.

A total of 0.25% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

23

CUTWATER INVESTMENT GRADE BOND FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 678-6242 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

CUTWATER INVESTMENT GRADE BOND FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 678-6242.

25

CUTWATER INVESTMENT GRADE BOND FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (866) 678-6242.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	32	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University	32	None.
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	32	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	32	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

26

CUTWATER INVESTMENT GRADE BOND FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	32	None.

1 Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

27

CUTWATER INVESTMENT GRADE BOND FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

28

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Investment Adviser

Cutwater Asset Management

113 King Street

Armonk, NY 10504

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Investment Adviser’s Report

April 30, 2014

(Unaudited)

Dear Fund Shareholder,

The DuPont Capital Emerging Market Fund (the “Fund”) returned –3.61% for the twelve month period ending April 30, 2014, underperforming the index by 1.77% (net of fees).

The MSCI Emerging Markets Index Net Dividend declined -1.84% over the trailing twelve-month period ending April 30, 2014, significantly lagging the gains experienced by developed equity markets. Emerging equity markets were very volatile during the twelve-month period ended April 2014, driven by several main factors: currency impacts stemming from U.S. Federal Reserve actions to systematically reduce their bond purchasing program, political turmoil in multiple emerging countries including, but not limited to, Ukraine and Russia, and fears of slowing economic conditions in China.

Emerging market equities sold off sharply in the first few months of the period due to uncertainty in regards to U.S. monetary policy, then rebounded strongly in September 2013 as these fears dissipated, to finish the calendar year 2013 down slightly. Countries dependent on foreign capital inflows such as Brazil, India, Indonesia, Turkey and South Africa were among the most impacted by these fears.

The first few months of calendar year 2014 brought a renewed sell off on political and economic growth concerns, before another rebound beginning in late March. This rally was led by political stabilization in Turkey and Thailand, as well as, improved political prospects for business friendly political parties in India and Indonesia. Volatility dominated stock prices resulting from the significant re-rating of the price earnings ratios of emerging market stocks.

Within emerging regions and countries, Asia was the only region that had positive returns helped by strong returns of +10% in South Korea and +7% in Taiwan. Korean shares were very volatile with very strong gains earlier in the period followed by declines as investors became concerned that exports would be negatively impacted by the stronger Korean Won. Returns in Eastern Europe were slightly negative; gains in Czech Republic and Poland were offset by the decline in Russian equities. Russia’s decline of -14% was primarily driven by political tensions in Ukraine. The Latin America region fell approximately -11% due to negative returns in Chile (-23%) and Brazil (-11%). Both countries were negatively impacted by a combination of China growth concerns, a reduction in U.S. Dollar funding and the implementation of less business-friendly political policies.

From a sector perspective, the energy and materials sectors fell due to concerns regarding slowing growth in China. The consumer staples sector fell in part due to the high valuations ascribed to this sector, while the financial sector declined due to U.S. monetary policy concerns. Technology was the best performing sector, returning +16%, driven by gains in several large internet companies that investors are expecting to continue to show high growth.

1

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2014

(Unaudited)

On a relative basis, the majority of the Fund’s underperformance came as a result of an under allocation and unfavorable stock selection in the technology sector. The Fund did not own the shares of several large internet related companies that drove the returns of the technology sector. These companies rallied strongly on a wave of technology company acquisitions in the U.S. and general excitement surrounding near-term growth prospects. We believe these large internet-technology companies are overvalued. Additionally, unfavorable stock selection in the energy sector negatively impacted performance. Partially offsetting these unfavorable impacts was favorable stock selection in financials and an over allocation to the telecommunications sector. In financials, the favorable stock selection was a combination of owning three banks in Eastern Europe and a bank in South Korea that each had very strong positive returns. Not owning several banks in countries that were relying on U.S. Dollar funding to finance high current account deficits also contributed positively in this sector.

From a country perspective, security selection in China, Taiwan and South Africa unfavorably impacted performance; an under allocation to the technology sector within each of these countries was the primary source of underperformance. Favorable allocation and stock selection in several countries including the Czech Republic, India, Mexico and Poland positively impacted relative performance.

Investment Environment and Outlook

We believe emerging market equity valuations are attractive on both an absolute basis and relative to developed markets. Emerging market equities are currently trading at approximately 10x forward earnings estimates and 1.5x stated book value; both metrics are low relative to history. Within emerging markets, there remains a significant valuation disparity between economically sensitive stocks and stocks seen as offering either stability, such as consumer staples, or high growth, such as large-capitalization technology. We believe the large valuation gap between these categories of stocks will close over time as emerging economies continue to grow.

We believe investors may be overly pessimistic regarding the outlook for emerging markets. A combination of economic growth concerns in China, U.S. Federal Reserve policy and political turmoil has caused many investors to withdraw from emerging markets. U.S. emerging market mutual funds, for example, experienced steady withdrawals during calendar year 2013. Meanwhile, stock prices have risen in Brazil and India as investors expect changes in government policies.

Given the low expectations embedded in current emerging market equity valuations, small positive developments could meaningfully impact returns. We believe some tentative signs of improvement may be developing: countries sensitive to U.S. Federal Reserve policy have taken steps to reduce their vulnerability; political tension in Thailand and Turkey have subsided; Russia has taken a slightly less aggressive stance toward Ukraine; and Chinese policy makers have signaled flexibility in addressing growth concerns.

2

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2014

(Unaudited)

As always, our focus remains on valuing companies based on their long term profitability. This approach is overlaid with our risk assessment both at the individual company level and country level. Each investment is judged based on this risk-return tradeoff. Company dividend payouts and earnings remain steady and valuations attractive.

We appreciate your investment in the Fund and look forward to communicating with you in the future.

DuPont Capital Management Corporation

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended April 30, 2014 and reflects the views of the investment adviser at the time of this writing. These views may change and do not guarantee future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

Mutual fund investing involves risks, including possible loss of principal. The Fund invests primarily in markets of emerging countries which are riskier than more developed markets and may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly or may never fully develop. Emerging markets are more likely to experience hyperinflation and currency valuations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.

Foreign securities are subject to political, social, and economic risks including instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement to currency or other assets and nationalization of assets. The value of debt securities generally falls when interest rates rise. The Fund may invest without limit in below-investment grade debt securities commonly called “high yield” securities or “junk bonds.” Such securities may have greater default risk, less liquidity, and greater price volatility than investment-grade bonds.

3

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Report

Performance Data

April 30, 2014

(Unaudited)

Comparison of Change in Value of $1,000,000 Investment in the DuPont Capital Emerging Markets Fund

Class I Shares vs MSCI Emerging Markets Net Dividend Index

Average Annual Total Returns For the Periods Ended April 30, 2014

	1 Year	3 Year	Since Inception*
Class I Shares	-3.61%	-4.51%	-2.90%
MSCI Emerging Markets Net
Dividend Index	-1.84%	-3.74%	-1.19%**

*	The DuPont Capital Emerging Markets Fund (the “Fund”) commenced operations on December 6, 2010.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-0014.

The Fund’s total operating expense ratio, as stated in the current prospectus dated September 1, 2013, is 1.35% of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. DuPont Capital Management Corporation (the “Adviser”) has contractually agreed to reduce its fees or reimburse the Fund’s operating expenses in order to limit the total annual operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) for Class I Shares to 1.60%. This agreement will terminate on August 31, 2014, unless the Board of Trustees of FundVantage Trust approves an earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

4

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Report

Performance Data (Concluded)

April 30, 2014

(Unaudited)

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the MSCI Emerging Markets Net Dividend Index. The MSCI Emerging Markets Net Dividend Index is a float-adjusted market capitalization index consisting of 21 emerging economies. It is impossible to invest directly in an index.

Mutual fund investing involves risks, including possible loss of principal. The Fund invests primarily in markets of emerging countries which are riskier than more developed markets and may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly or may never fully develop. Emerging markets are more likely to experience hyperinflation and currency evaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Foreign securities are subject to political, social, or economic risks including instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement to currency or other assets and nationalization of assets.

5

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Annual Investment Adviser’s Report

April 30, 2014

(Unaudited)

Dear Fund Shareholder,

The JP Morgan Emerging Markets Bond Index Global Diversified Index (the “Index”) rose +6.31% over the trailing six-months ending April 30, 2014, making emerging markets debt (“EMD”) one of the best performing fixed income asset classes for the period. This letter covers performance since the inception of the DuPont Emerging Markets Debt Fund (the “Fund”) on September 27, 2013.

After a significant decline in the first half of calendar year 2013, emerging markets debt rebounded near the end of 2013 and through the first four months of calendar year 2014. The rebound was driven by a combination of discounted valuations in the asset class, rising prices in U.S. Treasuries, moderate economic growth and more stable local currency markets in emerging countries since September 2013. Market volatility, however, was high during the last six months. In late January 2014, currency devaluations in Turkey and Argentina, together with political uncertainty in the Ukraine and Turkey caused a sharp selloff across emerging market (“EM”) currency and credits. The macro dynamics in those countries stabilized in February 2014 causing EMD markets to rebound strongly through the end of April 2014, as investors were attracted by both valuations and yield. The EM U.S. Dollar sovereign sector in the Index had the best performance since September 2013, outperforming both local-currency EMD and EM corporates. Within U.S. Dollar sovereigns, both high yield and investment grade performed well. Some of the best performing countries included Argentina and Turkey while Russia and Ukraine had negative returns due to the ongoing political tensions. Spreads tightened by 20 basis points over the last six months, ending April 30, 2014, to 294 over Treasuries, while the yield of the Index moved slightly lower to 5.46%. Among investment grade countries, Mexico, the largest overweight in the Fund, performed well contributing positively, while Russian bonds suffered from the political crisis to detract from relative returns. For local currency bonds, Brazil had a positive impact on performance. The higher cash level in the Fund detracted from returns for the period ended April 2014. The primary overweight exposures in the Fund include Mexico, Brazil, Argentina, Ukraine and Venezuela. In local currency bonds, the largest positions are in Mexico and Brazil. The Fund holds more cash than expected to be typical which will be invested over the next few months as opportunities are identified by the investment team. Despite the higher cash, the Fund has a yield advantage when compared to the benchmark.

Investment Environment and Outlook

We maintain a positive outlook on EMD for the longer-term investment horizon over the next 3 to 5 years. This outlook is supported by our view that valuations are fair to slightly cheap and our belief that the dramatically improved credit fundamentals in many EM countries over the past decade will continue to support economic growth and social development. Over the shorter-term horizon, EMD could benefit from increasing investor appetite due to substantially lower yields across all developed countries.

Valuations for many EM sovereign credits substantially improved after the selloff in early calendar year 2013. Many countries in our model shifted to “Fair” valuation and some countries transition to the

6

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2014

(Unaudited)

“Undervalued” category. Many EM local currencies improved to “Fair” or “Attractive” based on our long-term currency model. During the period ended April 30, 2014, we continued to take advantage of opportunities to buy undervalued high-grade EM bonds with strong credit fundamentals – such as Mexico, Brazil, and Turkey. The Fund continues to hold selective local-currency EM bonds with a total allocation of about 7% of the portfolio. In terms of individual countries, the Fund holds the intermediate sector of Brazil local currency bonds which offer real yields over 6.5%, and the long-end of Mexico with yields around 6% to 7% and real yields over 3%. The risk-adjusted return for Venezuela/Petroleos de Venezuela bonds continues to be attractive, based on two key drivers: 1) strong trade surplus from high oil prices and export, and 2) strategic interests and finance from China and India. Credit fundamentals for Argentina continue to improve as Argentina’s “Paris Club deal” with creditor nations to settle billions in outstanding debt was finally reached in 2014 and the risk of crisis/default reduced for the remaining 18 month term of Cristina Fernandez de Kirchner’s Argentinian presidential administration. The U.S. Supreme Court ruling in connection with certain bondholders who declined to participate in Argentina’s debt restructuring, however, still remains a short-term risk. The Fund holds an overweight position in both Argentina and Venezuela.

We appreciate your investment in the Fund and look forward to communicating with you in the future.

DuPont Capital Management Corporation

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended April 30, 2014 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

Mutual fund investing involves risks, including possible loss of principal. The Fund invests primarily in markets of emerging countries which are riskier than more developed markets and may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly or may never fully develop. Emerging markets are more likely to experience hyperinflation and currency valuations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

7

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2014

(Unaudited)

Foreign securities are subject to political, social, and economic risks including instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement to currency or other assets and nationalization of assets. The value of debt securities generally falls when interest rates rise. The Fund may invest without limit in below-investment grade debt securities commonly called “high yield” securities or “junk bonds.” Such securities may have greater default risk, less liquidity, and greater price volatility than investment-grade bonds.

8

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Annual Report

Performance Data

April 30, 2014

(Unaudited)

Comparison of Change in Value of $1,000,000 Investment in the DuPont Capital Emerging Markets Debt Fund

Class I Shares vs J.P. Morgan EMBI Global Diversified Index

Total Returns for the Period Ended April 30, 2014†
Since Inception*
Class I Shares	6.72%
J.P. Morgan EMBI Global Diversified Index	6.31%**

†	Not Annualized.

*	The DuPont Capital Emerging Markets Debt Fund (the “Fund”) commenced operations on September 27, 2013.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-0014.

The Fund’s total gross and net operating expense ratio, as stated in the current prospectus dated September 1, 2013, is 1.10% and 0.89% respectively of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. DuPont Capital Management Corporation (the “Adviser”) has contractually agreed to reduce its fees or reimburse the Fund’s operating expenses in order to limit the total annual operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) for Class I Shares to 0.89%. This agreement will terminate on August 31, 2014, unless the Board of Trustees of FundVantage Trust approves an earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

9

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Annual Report

Performance Data (Concluded)

April 30, 2014

(Unaudited)

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared that of the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global), currently covers 27 emerging market countries. Included in the EMBI Global are U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. It is impossible to invest directly in an index.

10

DUPONT CAPITAL FUNDS

Fund Expense Disclosure

April 30, 2014

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period from November 1, 2013 through April 30, 2014 and held for the entire period.

Actual Expenses

The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11

DUPONT CAPITAL FUNDS

Fund Expense Disclosure (Concluded)

April 30, 2014

(Unaudited)

	DuPont Capital Emerging Markets Fund
	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*
Class I Shares
Actual	$1,000.00	$948.40	$6.38
Hypothetical (5% return before expenses)	1,000.00	1,018.25	6.61

	DuPont Capital Emerging Markets Debt Fund
	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period**
Class I Shares
Actual	$1,000.00	$1,043.60	$4.51
Hypothetical (5% return before expenses)	1,000.00	1,020.38	4.46

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2014 of 1.32% for Class I Shares of the DuPont Capital Emerging Markets Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The DuPont Capital Emerging Markets Fund’s ending account value on the first line in the table is based on the actual total return for the six month period ended April 30, 2014 for the Fund of (5.16)%.

**

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2014 of 0.89% for Class I Shares of the DuPont Capital Emerging Markets Debt Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The DuPont Capital Emerging Markets Debt Fund’s ending account value on the first line in the table is based on the actual total return for the six month period for the Fund of 4.36%.

12

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio Holdings Summary Table

April 30, 2014

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
INDUSTRY CATEGORIES:
Commercial Banks	18.2%	$89,625,117
Metals & Mining	13.4	66,211,679
Oil, Gas & Consumable Fuels	10.4	51,365,680
Wireless Telecommunication Services	8.8	43,137,311
Automobiles	7.1	34,785,157
Machinery	6.6	32,711,591
Semiconductors & Semiconductor Equipment	6.2	30,761,541
Chemicals	3.1	15,034,720
Auto Components	3.0	14,935,249
Multiline Retail	2.4	11,840,541
Hotels, Restaurants & Leisure	2.3	11,268,052
Exchange Traded Funds	2.0	9,829,101
Electric Utilities	1.9	9,319,283
Aerospace & Defense	1.8	8,785,899
Diversified Telecommunication Services	1.5	7,399,590
Real Estate Management & Development	1.4	6,781,088
Technology Hardware, Storage & Peripherals	1.3	6,330,113
Insurance	1.1	5,411,483
Electronic Equipment, Instruments & Components	0.9	4,648,770
Airlines	0.9	4,359,130
Industrial Conglomerates	0.8	3,948,646
Trading Companies & Distributors	0.7	3,622,742
Water Utilities	0.7	3,346,872
Personal Products	0.6	2,845,019
Marine	0.6	2,832,201
Transportation Infrastructure	0.5	2,435,045
Paper & Forest Products	0.5	2,394,863
Household Durables	0.4	1,764,256
Textiles, Apparel & Luxury Goods	0.1	717,631
Other Assets in Excess of Liabilities	0.8	4,158,571

NET ASSETS	100.0%	$492,606,941

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

13

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments

April 30, 2014

	Number of Shares	Value
COMMON STOCKS — 93.4%
Brazil — 4.1%
BR Properties SA	844,700	$6,781,088
Embraer SA	1,019,800	8,785,899
Even Construtora e Incorporadora SA	542,600	1,764,256
Natura Cosmeticos SA	165,200	2,845,019

		20,176,262

Chile — 0.8%
Aguas Andinas SA, Class A	5,425,134	3,346,872
Empresa Nacional De Telecom	60,570	743,579

		4,090,451

China — 15.7%
Air China Ltd., Class H	7,664,000	4,359,130
China Merchants Holdings International Co. Ltd.	776,000	2,435,045
China Mobile, Ltd.	2,017,668	19,205,134
China Shenhua Energy Co., Ltd., Class H	4,161,000	11,300,117
CNOOC, Ltd.	4,395,000	7,264,272
Dongfeng Motor Group Co., Ltd., Class H	8,050,000	10,761,883
Pacific Basin Shipping, Ltd.	4,853,344	2,832,201
PetroChina Co., Ltd., Class H	9,821,181	11,331,435
Shenzhou International Group Holdings, Ltd.	208,000	717,631
Sinotruk Hong Kong, Ltd.	4,220,000	2,240,138
Weichai Power Co., Ltd., Class H	1,392,000	4,863,342

		77,310,328

Colombia — 1.7%
Bancolombia SA	425,883	5,849,754

	Number of Shares	Value
COMMON STOCKS — (Continued)
Colombia — (Continued)
Bancolombia SA, SP ADR	42,549	$2,422,315

		8,272,069

Czech Republic — 3.8%
CEZ AS	104,097	3,132,765
Komercni Banka AS	66,806	15,403,849

		18,536,614

Hungary — 1.2%
OTP Bank PLC	311,157	5,941,864

India — 1.4%
Bharat Heavy Electricals, Ltd.	1,010,276	3,029,219
Reliance Industries, Ltd., SP GDR(a)	120,775	3,747,697

		6,776,916

Indonesia — 5.3%
AKR Corporindo Tbk PT	8,779,200	3,622,742
Astra International Tbk PT	7,021,200	4,523,705
Bank Rakyat Indonesia Persero Tbk PT	4,291,900	3,685,692
Indo Tambangraya Megah Tbk PT	2,596,300	5,738,555
United Tractors Tbk PT	4,673,000	8,785,846

		26,356,540

Malaysia — 3.2%
CIMB Group Holdings Bhd	2,087,800	4,809,439
Genting Bhd	2,342,096	7,039,690
Malayan Banking Bhd	1,355,208	4,113,738

		15,962,867

Mexico — 6.5%
America Movil SAB de CV, Series L	17,272,528	17,414,125

The accompanying notes are an integral part of the financial statements.

14

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments (Continued)

April 30, 2014

	Number of Shares	Value
COMMON STOCKS — (Continued)
Mexico — (Continued)
Ternium SA, SP ADR	515,812	$14,783,172

		32,197,297

Peru — 1.4%
Cia de Minas Buenaventura SA, ADR	515,142	6,696,845

Poland — 5.3%
Bank Handlowy w Warszawie SA	146,488	5,451,029
Bank Pekao SA	163,095	10,467,505
Grupa Lotos SA*	225,061	2,902,312
Orange Polska SA	2,166,670	7,399,590

		26,220,436

Russia — 4.0%
Novolipetsk Steel OJSC, GDR	1,003,756	11,559,154
Phosagro OAO, GDR	375,209	4,387,882
Sberbank of Russia, SP ADR	447,024	3,768,412

		19,715,448

South Africa — 5.4%
AngloGold Ashanti Ltd., SP ADR	366,777	6,638,664
Barclays Africa Group, Ltd.	390,559	5,721,327
Bidvest Group Ltd.	38,240	1,049,988
Impala Platinum Holdings, Ltd.	322,113	3,631,271
MTN Group, Ltd.	200,974	4,031,903
Reunert, Ltd.	441,093	2,898,658
Sappi Ltd.*	755,494	2,394,863

		26,366,674

South Korea — 23.1%
Hyundai Department Store Co. Ltd.	45,078	5,812,922

	Number of Shares	Value
COMMON STOCKS — (Continued)
South Korea — (Continued)
Hyundai Heavy Industries Co., Ltd.	73,941	$13,901,953
Hyundai Mobis	52,279	14,935,249
Hyundai Motor Co.	75,353	16,801,197
Kangwon Land, Inc.	129,920	3,757,936
LG Chem Ltd.	41,710	10,646,838
POSCO, ADR	173,427	12,764,227
Samsung Electronics Co., Ltd.	8,200	10,692,481
Samsung Heavy Industries Co., Ltd.	106,610	2,920,312
Samsung Life Insurance Co., Ltd.	58,144	5,411,483
Shinhan Financial Group Co., Ltd.	230,635	10,066,854
Shinsegae Co., Ltd.	27,763	6,027,619

		113,739,071

Taiwan — 5.7%
Advanced Semiconductor Engineering, Inc.	3,515,000	4,093,085
Chicony Electronics Co., Ltd.	120,421	313,596
Chipbond Technology Corp.	1,641,000	2,810,621
Compal Electronics, Inc.	8,433,208	6,016,517
Novatek Microelectronics Corp.	1,019,692	4,726,718
Powertech Technology, Inc.	320,000	517,898
Richtek Technology Corp.	292,000	1,677,799
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	310,594	6,242,939
TPK Holding Co. Ltd.	212,000	1,619,551

		28,018,724

The accompanying notes are an integral part of the financial statements.

15

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments (Concluded)

April 30, 2014

	Number of Shares	Value
COMMON STOCKS — (Continued)
Thailand — 2.9%
Kasikornbank PCL NVDR	907,970	$5,386,241
Thai Oil PCL	5,615,400	9,081,292

		14,467,533

Turkey — 1.9%
Ford Otomotiv Sanayi AS*	238,469	2,698,372
Turkiye Garanti Bankasi AS	1,004,061	3,698,661
Turkiye Halk Bankasi AS	422,159	2,838,437

		9,235,470

TOTAL COMMON STOCKS (Cost $456,141,850)		460,081,409

PREFERRED STOCKS — 3.7%
Brazil — 3.7%
Cia Paranaense de Energia, Class B	432,155	6,186,518
OI SA, Class B*	1,786	1,742,570
Vale SA	853,700	10,138,346

		18,067,434

TOTAL PREFERRED STOCKS (Cost $20,717,559)		18,067,434

WARRANTS — 0.1%
Genting Bhd, strike price @ MYR 7.96, Expires 12/18/18*	531,549	470,426

TOTAL WARRANTS (Cost $247,925)		470,426

EXCHANGE TRADED FUNDS — 2.0%
iShares MSCI Emerging Market Index Fund	237,820	9,829,101

TOTAL EXCHANGE TRADED FUNDS (Cost $9,206,570)		9,829,101

Value
TOTAL INVESTMENTS - 99.2% (Cost $486,313,904)	$488,448,370
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.8%	4,158,571

NET ASSETS - 100.0%	$492,606,941

*	Non-income producing.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security was purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2014, this security amounted to $3,747,697 or 0.8% of net assets. This security has been determined by the Adviser to be a liquid security.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
MYR	Malaysian Ringgit
NVDR	Non-voting Depositary Receipt
PCL	Public Company Limited
PLC	Public Limited Company
SP ADR	Sponsored Depositary Receipt
SP GDR	Sponsored Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

16

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Portfolio Holdings Summary Table

April 30, 2014

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
SECURITY TYPE:
Foreign Government Bonds and Notes	51.9%	$3,840,094
Corporate Bonds and Notes	46.4	3,437,682
Other Assets in Excess of Liabilities	1.7	125,772

NET ASSETS	100.0%	$7,403,548

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

17

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Portfolio of Investments

April 30, 2014

	Par* Value	Value
CORPORATE BONDS AND NOTES — 46.4%
Austria — 0.1%
OGX Austria GmbH 8.38%, 04/01/2022(a)	$200,000	$9,249

Cayman Islands — 1.4%
Renhe Commercial Holdings Co. Ltd. 13.00%, 03/10/2016	150,000	100,500

Chile — 2.9%
Corp Nacional del Cobre de Chile 5.63%, 10/18/2043(b)	200,000	213,344

Indonesia — 3.7%
Perusahaan Penerbit SBSN Indonesia 6.13%, 03/15/2019(b)	250,000	275,000

Israel — 3.0%
Israel Electric Corp., Ltd. 6.88%, 06/21/2023(b)	200,000	221,000

Mexico — 7.0%
Petroleos Mexicanos 6.00%, 03/05/2020	250,000	281,562
Petroleos Mexicanos 3.50%, 01/30/2023	250,000	236,875

		518,437

Netherlands — 3.5%
Majapahit Holding BV 7.88%, 06/29/2037(b)	150,000	166,312
Petrobras Global Finance BV 4.38%, 05/20/2023	100,000	93,436

		259,748

	Par* Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Russia — 4.3%
Gazprom OAO Via Gaz Capital SA 8.63%, 04/28/2034	$150,000	$164,250
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 05/29/2018	150,000	152,250

		316,500

Turkey — 2.8%
Export Credit Bank of Turkey 5.88%, 04/24/2019(b)	200,000	209,500

Ukraine — 8.4%
EXIM of Ukraine CJSC/The Via Credit Suisse First Boston International 5.79%, 02/09/2016(c)	100,000	70,020
National JSC Naftogaz of Ukraine 9.50%, 09/30/2014	400,000	361,500
Ukreximbank Via Biz Finance PLC 8.75%, 01/22/2018	250,000	191,250

		622,770

Venezuela — 6.8%
Petroleos de Venezuela SA 5.25%, 04/12/2017	50,000	40,250
Petroleos de Venezuela SA 6.00%, 11/15/2026(b)	300,000	176,625

The accompanying notes are an integral part of the financial statements.

18

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Portfolio of Investments (Continued)

April 30, 2014

	Par* Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Venezuela — (Continued)
Petroleos de Venezuela SA 6.00%, 11/15/2026	$ 200,000	$118,750
Petroleos de Venezuela SA 5.38%, 04/12/2027	150,000	87,375
Petroleos de Venezuela SA 5.50%, 04/12/2037	150,000	83,400

		506,400

Virgin Islands — 2.5%
Sinopec Capital 2013 Ltd. 3.13%, 04/24/2023	200,000	185,234

TOTAL CORPORATE BONDS AND NOTES
(Cost $3,440,711)		3,437,682

FOREIGN GOVERNMENT BONDS & NOTES — 51.9%
Argentina — 6.1%
Argentine Republic Government International Bond 7.82%, 12/31/2033	EUR 436,225	450,871

Brazil — 9.4%
Banco Nacional de Desenvolvimento Economico e Social 5.75%, 09/26/2023(b)	250,000	260,625
Brazil Notas do Tesouro Nacional Serie F 10.00%, 01/01/2017	BRL 75,000	31,970

	Par* Value		Value
FOREIGN GOVERNMENT BONDS & NOTES — (Continued)
Brazil — (Continued)
Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2021	BRL	1,000,000	$402,108

			694,703

Colombia — 3.1%
Colombia Government International Bond 10.38%, 01/28/2033		150,000	230,438

Croatia — 2.8%
Croatia Government International Bond 6.00%, 01/26/2024		200,000	208,250

Cyprus — 2.3%
Cyprus Government International Bond 4.63%, 02/03/2020	EUR	125,000	168,875

Egypt — 1.2%
Egypt Government International Bond 6.88%, 04/30/2040		100,000	92,000

Hungary — 1.2%
Hungary Government International Bond 7.63%, 03/29/2041		75,000	89,812

Mexico — 6.5%
Mexican Bonos 10.00%, 12/05/2024		400,000	39,409
Mexican Bonos 10.00%, 11/20/2036	MXN	2,000,000	199,206

The accompanying notes are an integral part of the financial statements.

19

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Portfolio of Investments (Continued)

April 30, 2014

	Par* Value	Value
FOREIGN GOVERNMENT BONDS & NOTES — (Continued)
Mexico — (Continued)
Mexico Government International Bond 4.75%, 03/08/2044	$250,000	$241,250

		479,865

Morocco — 2.6%
Morocco Government International Bond 4.25%, 12/11/2022(b)	200,000	192,250

Pakistan — 1.2%
Pakistan Government International Bond 7.88%, 03/31/2036	100,000	86,000

Panama — 2.8%
Panama Government International Bond 4.30%, 04/29/2053	250,000	209,688

Philippines — 3.4%
Philippine Government International Bond 7.50%, 09/25/2024	200,000	254,000

Serbia — 0.3%
Republic of Serbia 6.75%, 11/01/2024(d)	18,881	19,117

Sri Lanka — 2.8%
Sri Lanka Government International Bond 6.00%, 01/14/2019(b)	200,000	208,000

Turkey — 2.4%
Turkey Government International Bond 7.38%, 02/05/2025	150,000	177,975

	Par* Value	Value
FOREIGN GOVERNMENT BONDS & NOTES — (Continued)
Venezuela — 3.8%
Venezuela Government International Bond 11.75%, 10/21/2026	$300,000	$278,250

TOTAL FOREIGN GOVERNMENT BONDS & NOTES (Cost $3,677,995)		3,840,094

TOTAL INVESTMENTS - 98.3% (Cost $7,118,706)		7,277,776
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.7%		125,772

NET ASSETS - 100.0%		$7,403,548

*	Par amount denominated in USD unless otherwise noted.
(a)	Investment with a total aggregate value of $9,249 or 0.1% of net assets was in default as of April 30, 2014.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities were purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2014, these securities amounted to $1,922,656 or 26.0% of net assets. These securities have been determined by the Adviser to be a liquid security.
(c)	Floating or variable rate security. Rate disclosed is as of April 30, 2014.
(d)	Multi-Step Coupon. Rate disclosed is as of April 30, 2014.

The accompanying notes are an integral part of the financial statements.

20

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Portfolio of Investments (Concluded)

April 30, 2014

Forward foreign currency contracts outstanding as of April 30, 2014 were as follows:

Currency Purchased	Currency Sold	Expiration	Counterparty	Unrealized Appreciation/ Depreciation
USD 200,417	BRL 500,000	06/03/14	BRC	$(21,397)
USD 609,015	EUR 440,000	06/10/14	SSB	(1,356)

Net unrealized depreciation on forward foreign currency contracts:				$(22,753)

BRC	Barclays
BRL	Brazilian Real
EUR	Euro
MXN	Mexican Peso
PLC	Public Limited Company
SSB	State Street Bank
USD	United States Dollar

The accompanying notes are an integral part of the financial statements.

21

DUPONT CAPITAL FUNDS

Statements of Assets and Liabilities

April 30, 2014

	DuPont Capital Emerging Markets Fund	DuPont Capital Emerging Markets Debt Fund
Assets
Investments, at value (Cost $486,313,904 and $7, 118, 706, respectively)	$488,448,370	$7,277,776
Cash	6,357,794	255,032
Foreign Currency (Cost $236,188 and $57,683, respectively)	236,168	59,485
Receivable for investments sold	2,147,360	—
Receivable for capital shares sold	69,274	—
Dividends and interest receivable	1,966,712	117,478
Receivable from Investment Adviser	—	11,602
Prepaid expenses and other assets	60,957	326

Total assets	499,286,635	7,721,699

Liabilities
Payable for capital shares redeemed	3,060,796	—
Payable for investments purchased	2,464,196	214,700
Forward foreign currency contracts depreciation	—	22,753
Payable to Investment Adviser	435,862	—
Payable for foreign taxes	380,214	—
Payable for custodian fees	242,918	8,859
Payable for administration and accounting fees	55,776	17,819
Payable for legal fees	3,914	15,922
Accrued expenses	36,018	38,098

Total liabilities	6,679,694	318,151

Net Assets	$492,606,941	$7,403,548

Net Assets Consisted of:
Capital stock, $0.01 par value	$560,107	$7,217
Paid-in capital	522,230,988	7,184,081
Accumulated net investment income/(loss)	(337,249)	25,586
Accumulated net realized gain/(loss) from investments and foreign currency transactions	(31,987,038)	47,545
Net unrealized appreciation on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currency	2,140,133	139,119

Net Assets	$492,606,941	$7,403,548

Class I:
Net asset value, offering and redemption price per share ($492,606,941 / 56,010,654) and ($7,403,548 / 721,717)	$8.79	$10.26

The accompanying notes are an integral part of the financial statements.

22

DUPONT CAPITAL FUNDS

Statements of Operations

For the Year Ended April 30, 2014

	DuPont Capital Emerging Markets Fund	DuPont Capital Emerging Markets Debt Fund*
Investment Income
Dividends	$13,329,373	$—
Interest	2,189	324,761
Less: foreign taxes withheld	(1,683,508)	(699)

Total investment income	11,648,054	324,062

Expenses
Advisory fees (Note 2)	4,870,592	25,307
Custodian fees (Note 2)	485,675	12,204
Administration and accounting fees	313,223	46,714
Printing and shareholder reporting fees	84,815	11,886
Transfer agent fees (Note 2)	75,352	18,276
Trustees’ and officers’ fees (Note 2)	59,609	2,352
Legal fees	54,530	17,245
Registration and filing fees	45,878	30,461
Audit fees	37,606	17,731
Other expenses	32,706	3,449

Total expenses	6,059,986	185,625

Less: waivers and reimbursements (Note 2)	—	(148,259)

Net expenses after waivers and reimbursements	6,059,986	37,366

Net investment income	5,588,068	286,696

Net realized and unrealized gain/(loss) from investments
Net realized gain/(loss) from investments	(19,004,686)	38,813
Net realized gain/(loss) from foreign currency transactions	(737,729)	10,431
Net change in unrealized appreciation/(depreciation) on investments	(783,799)	159,070
Net change in unrealized appreciation on foreign currency translations	14,391	2,802
Net change in unrealized depreciation on forward foreign currency contracts**	—	(22,753)

Net realized and unrealized gain/(loss) on investments	(20,511,823)	188,363

Net increase/(decrease) in net assets resulting from operations	$(14,923,755)	$475,059

*	The DuPont Capital Emerging Markets Debt Fund commenced operations on September 27, 2013.
**	Primary risk is foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

23

DUPONT CAPITAL EMERGING MARKETS FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Increase/(decrease) in net assets from operations:
Net investment income	$5,588,068	$3,981,893
Net realized loss from investments and foreign currency transactions	(19,742,415)	(2,587,434)
Net change in unrealized depreciation from investments and foreign currency translations	(769,408)	(3,332,854)

Net decrease in net assets resulting from operations	(14,923,755)	(1,938,395)

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class I	(5,372,890)	(2,984,121)

Net decrease in net assets from dividends and distributions to shareholders	(5,372,890)	(2,984,121)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	45,003,071	202,499,426

Total increase in net assets	24,706,426	197,576,910

Net assets
Beginning of year	467,900,515	270,323,605

End of year	$492,606,941	$467,900,515

Accumulated net investment income (loss), end of year	$(337,249)	$217,130

The accompanying notes are an integral part of the financial statements.

24

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Statement of Changes in Net Assets

For the Period September 27, 2013* to April 30, 2014
Increase in net assets from operations:
Net investment income	$286,696
Net realized gain from investments and foreign currency transactions	49,244
Net change in unrealized appreciation from investments, forward foreign currency contracts and foreign currency translations	139,119

Net increase in net assets resulting from operations	475,059

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class I	(286,696)

Net decrease in net assets from dividends and distributions to shareholders	(286,696)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	7,215,185

Total increase in net assets	7,403,548

Net assets
Beginning of period	—

End of period	$7,403,548

Accumulated net investment income, end of period	$25,586

*	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

25

DUPONT CAPITAL EMERGING MARKETS FUND

Financial Highlights

Contained below is per share operating performance data for each Class I Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012		For the Period December 6, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$9.23	$9.26	$10.39		$10.00

Net investment income	0.11 (1)	0.11 (1)	0.12	(1)	0.01
Net realized and unrealized gain/(loss) on investments	(0.44)	(0.05)	(1.19)		0.38

Net increase/(decrease) in net assets resulting from operations	(0.33)	0.06	(1.07)		0.39

Dividends and distributions to shareholders from:
Net investment income	(0.11)	(0.09)	(0.06)		—

Net asset value, end of period	$8.79	$9.23	$9.26		$10.39

Total investment return(2)	(3.61)%	0.59%	(10.19)%		3.90%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$492,607	$467,901	$270,324		$96,162
Ratio of expenses to average net assets	1.31%	1.32%	1.41%		1.56	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements	1.31%	1.32%	1.41%		1.62	%(3)(4)
Ratio of net investment income to average net assets	1.20%	1.21%	1.30%		0.29	%(3)
Portfolio turnover rate	69.9%	118.5%	148.6	%(5)	60.0	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Portfolio turnover rate excludes securities received from processing two subscriptions-in-kind.
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

26

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Financial Highlights

Contained below is per share operating performance data for each Class I Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Period September 27, 2013* to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income	0.40	(1)
Net realized and unrealized gain on investments	0.26

Net increase in net assets resulting from operations	0.66

Dividends and distributions to shareholders from:
Net investment income	(0.40)

Net asset value, end of period	$10.26

Total investment return(2)	6.72%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$7,404
Ratio of expenses to average net assets	0.89	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements	4.42	%(3)(4)
Ratio of net investment income to average net assets	6.83	%(3)
Portfolio turnover rate	21.6	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

27

DUPONT CAPITAL FUNDS

Notes to Financial Statements

April 30, 2014

1. Organization and Significant Accounting Policies

The DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund (each a “Fund” and together the “Funds”) are diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The DuPont Capital Emerging Markets Fund commenced operations on December 6, 2010 and the DuPont Capital Emerging Markets Debt Fund commenced operations on September 27, 2013. The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Funds are each authorized to issue and offer Class I Shares.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by each Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Fundvantage Trust’s Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service approved by the Board of Trustees. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, which approximates market value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Due to continued volatility in the current market, valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Any assets held by the Funds that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds determine the daily NAV per share. Foreign securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Forward exchange contracts are valued at the forward rate. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses). Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees.

28

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of each Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The fair value of each Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

Significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that each Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. As a result, each Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy.

29

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

The following is a summary of the inputs used, as of April 30, 2014, in valuing each Fund’s investments carried at fair value:

	DuPont Capital Emerging Markets Fund
	Total Value at 04/30/14	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Brazil	$20,176,262	$20,176,262	$—	$—
Chile	4,090,451	4,090,451	—	—
China	77,310,328	—	77,310,328	—
Colombia	8,272,069	8,272,069	—	—
Czech Republic	18,536,614	—	18,536,614	—
Hungary	5,941,864	—	5,941,864	—
India	6,776,916	3,747,697	3,029,219	—
Indonesia	26,356,540	—	26,356,540	—
Malaysia	15,962,867	—	15,962,867	—
Mexico	32,197,297	32,197,297	—	—
Peru	6,696,845	6,696,845	—	—
Poland	26,220,436	7,399,590	18,820,846	—
Russia	19,715,448	19,715,448	—	—
South Africa	26,366,674	6,638,664	19,728,010	—
South Korea	113,739,071	12,764,227	100,974,844	—
Taiwan	28,018,724	6,242,939	21,775,785	—
Thailand	14,467,533	—	14,467,533	—
Turkey	9,235,470	—	9,235,470	—
Preferred Stocks	18,067,434	16,324,864	1,742,570	—
Warrants	470,426	470,426	—	—
Exchange Traded Funds	9,829,101	9,829,101	—	—

Total Investments	$488,448,370	$154,565,880	$333,882,490	$—

30

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

	DuPont Capital Emerging Markets Debt Fund
	Total Value at 04/30/14	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes	$3,437,682	$—	$3,437,682	$—
Foreign Government Bonds & Notes	3,840,094	—	3,840,094	—

Total Assets	$7,277,776	$—	$7,277,776	$—

	Total Value at 04/30/14	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Derivatives:
Foreign Currency Contracts
Forward Foreign Currency Contracts	$(22,753)	$—	$(22,753)	$—

Total Liabilities	$(22,753)	$—	$(22,753)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market value, the fair value of each Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values each Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between

31

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

Levels are based on values at the end of the period. U.S. GAAP also requires each Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when each Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when each Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2014, there were transfers from level 1 to level 2 of $679,578 and from level 2 to level 1 of $5,301,037 due to foreign fair value adjustments in the DuPont Capital Emerging Markets Fund. The DuPont Capital Emerging Markets Debt Fund had no significant transfers between Levels 1, 2 and 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular Fund in the Trust are charged directly to that Fund.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

Each Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

32

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually to shareholders of the DuPont Capital Emerging Markets Fund and dividends from net investment income are declared daily and paid monthly to shareholders of the DuPont Capital Emerging Markets Debt Fund. Distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date for both Funds. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, each Fund may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against each Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Forward Foreign Currency Contracts — A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a fund manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. During the period, the Emerging Markets Debt Fund entered into Forward Contracts to help protect the Fund’s returns against adverse currency movements, to gain market exposure, and as part of the Fund’s investment strategy. The Forward Contracts held as of April 30, 2014, as disclosed in the Portfolio of Investments, serve as an indicator of the volume of Forward Contracts for the period ended April 30, 2014.

Currency Risk — Each Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which each Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect each Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for each Fund is determined on the basis of U.S. dollars, each Fund may

33

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of each Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of each Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Emerging Markets Risk — The DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund invests in emerging market instruments which are subject to certain credit and market risks. The securities and currency markets of emerging market countries are generally smaller, less developed, less liquid and more volatile than the securities and currency markets of the United States and other developed markets. Disclosure and regulatory standards in many respects are less stringent than in other developed markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristics of more developed countries.

2. Transactions with Affiliates and Related Parties

DuPont Capital Management Corporation (“DuPont Capital” or the “Adviser”) serves as investment adviser to each Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.05% of the DuPont Capital Emerging Markets Fund’s average daily net assets; and 0.60% of the DuPont Capital Emerging Markets Debt Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that the Funds’ total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.60% and 0.89% (on an annual basis) of the DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund’s average daily net assets (the “Expense Limitation”), respectively. The Expense Limitations will remain in place until August 31, 2014, unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts

34

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for each Funds. No recoupment will occur unless each Funds expenses are below the Expense Limitation.

For the year April 30, 2014, investment advisory fees were $4,870,592 and $25,307 for the DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund, respectively. For the period ended April 30, 2014, the Adviser waived investment advisory fees of $25,307 and reimbursed fees of $97,927 for the DuPont Capital Emerging Markets Debt Fund.

As of April 30, 2014, the amounts of potential recoupment by the Adviser was as follows:

Expiration 04/30/2017
DuPont Capital Emerging Markets Debt Fund	$123,234

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Funds.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annualized percentage rate of each Funds’ average daily net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2014, BNY Mellon accrued administration and accounting fees totaling $313,223 and $46,714 and waived fees totaling $0 and $15,798 for DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund, respectively.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly account-based service fee based on the number of shareholder accounts subject to certain minimum monthly fees. For the year ended April 30, 2014, BNY Mellon accrued transfer agent fees totaling $75,352 and $18,276 and waived fees totaling $0 and $6,067 for DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund, respectively.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to each Fund. The Custodian is entitled to receive a monthly fee equal to an annualized percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2014, the Custodian accrued custodian fees totaling $485,675 and $12,204 and waived fees totaling $0 and $3,160 for DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund, respectively.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived if each Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

35

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Funds during the period ended April 30, 2014 was $45,154. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Funds or the Trust.

3. Investment in Securities

For the period ended April 30, 2014, aggregate purchases and sales of investment securities (excluding U.S. Government and agency short-term investments and other short-term investments) of the Funds were as follows:

	Purchases	Sales
DuPont Capital Emerging Markets Fund	$371,335,364	$314,209,126
DuPont Capital Emerging Markets Debt Fund	8,283,112	1,238,825

4. Capital Share Transactions

For the period ended April 30, 2014 and the year ended April 30, 2013, transactions in capital shares (authorized shares unlimited) were as follows:

	DuPont Capital Emerging Markets Fund
	For the Year Ended April 30, 2014		For the Year Ended April 30, 2013
	Shares	Amount	Shares	Amount
Class I Shares
Sales	18,853,463	$163,720,007	25,914,797	$242,573,985
Reinvestments	549,676	4,908,609	225,885	2,127,163
Redemption Fees*	—	20,699	—	9,703
Redemptions	(14,074,592)	(123,646,244)	(4,643,203)	(42,211,425)

Net increase/(decrease)	5,328,547	$45,003,071	21,497,479	$202,499,426

*

There is a 2.00% redemption fee that may be charged on the shares redeemed which have been held for 60 days or less. The redemption fees are retained by each Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

36

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

4. Capital Share Transactions (Continued)

	DuPont Capital Emerging Markets Debt Fund*
	For the Year Ended April 30, 2014
	Shares	Amount
Class I Shares
Sales	711,805	$7,118,047
Reinvestments	28,496	286,698
Redemptions	(18,584)	(189,560)

Net increase	721,717	$7,215,185

*	The DuPont Capital Emerging Markets Debt Fund commenced operations on September 27, 2013.

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net assets components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net investment income, net realized gains and net assets were not affected by these adjustments. The following permanent differences as of April 30, 2014, primarily attributed to non-deductible expenses, foreign currency reclass, and India capital gains tax, were reclassified among the following accounts:

	Increase/(Decrease) Undistributed Net Investment Income	Increase/(Decrease) Accumulated Net Realized Loss	Increase/(Decrease) Additional Paid-In Capital
DuPont Capital Emerging Markets Fund	$(769,557)	$781,590	$(12,033)
DuPont Capital Emerging Markets Debt Fund	25,586	(1,699)	(23,887)

For the year ended April 30, 2014, the tax character of distributions paid by the DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund were $5,372,890 and $286,696 of ordinary income dividends, respectively. For the year ended April 30, 2013, the tax character of distributions paid

37

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

by the DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund were $2,984,121 and $0 of ordinary income dividends, respectively. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2014, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
DuPont Capital
Emerging Markets Fund	$(20,699,952)	$—	$—	$(4,306,638)	$(5,177,564)
DuPont Capital
Emerging Markets Debt Fund	$—	$72,809	$—	$139,441	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

At April 30, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
DuPont Capital Emerging Markets
Fund	$492,760,675	$35,710,405	$(40,022,710)	$(4,312,305)
DuPont Capital Emerging Markets
Debt Fund	7,141,137	285,393	(148,754)	136,639

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2014, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2014. For the period ended April 30, 2014, the DuPont Capital Emerging Markets Fund had long-term capital loss deferrals of $4,346,427 and short-term capital loss deferrals of $831,137. The DuPont Capital Emerging Markets Debt Fund had no capital loss deferrals.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), each Fund is permitted to carry forward capital losses incurred in taxable years beginning after December

38

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Concluded)

April 30, 2014

22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

As of April 30, 2014, the DuPont Capital Emerging Markets Fund had post-enactment capital loss carryforwards of $20,699,952, of which $11,404,447 are long-term losses and $9,295,505 are short-term losses and have an unlimited period of capital loss carryforward. As of April 30, 2014, the DuPont Capital Emerging Markets Debt Fund had no capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

39

DUPONT CAPITAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

DuPont Capital Emerging Markets Fund and the

DuPont Capital Emerging Markets Debt Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund (the “Funds”) at April 30, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and portfolios of investments (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 24, 2014

40

DUPONT CAPITAL FUNDS

Shareholder Tax Information

(Unaudited)

The DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2014, DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund paid $5,372,890 and $286,696, respectively, of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund designate 100.00% and 0%, respectively, of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations for DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund is 0.03% and 0.01%, respectively.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction for DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund is 0.25% and 0%, respectively.

The DuPont Capital Emerging Markets Fund paid foreign taxes and recognized foreign source income as follows:

Foreign Taxes Paid	Foreign Source Income
$1,204,565	$11,678,334

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

41

DUPONT CAPITAL FUNDS

Shareholder Tax Information

(Unaudited)

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

42

DUPONT CAPITAL FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 447-0014 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

43

DUPONT CAPITAL FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 447-0014.

44

DUPONT CAPITAL FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 447-0014.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm)from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	32	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	32	None.

45

DUPONT CAPITAL FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	32	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing 2003 to 2008.	32	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

46

DUPONT CAPITAL FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014. EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	32	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

47

DUPONT CAPITAL FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

48

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Investment Adviser

DuPont Capital Management Corporation

One Righter Parkway

Suite 3200

Wilmington, DE 19803

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

DUPONT CAPITAL

EMERGING MARKETS

FUND

DUPONT CAPITAL

EMERGING MARKETS

DEBT FUND

of

FundVantage Trust

Class I Shares

ANNUAL REPORT

April 30, 2014

This report is submitted for the general information of the shareholders of the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund.

EIC VALUE FUND

Annual Investment Adviser’s Report

April 30, 2014

(Unaudited)

Dear Fellow Shareholder,

Thank you for reviewing our annual report. In it, we discuss our perspective on the market, the EIC Value Fund’s (the “Fund”) performance, and recent activity in the Fund. We also discuss the importance of tax efficiency and the “soft” close of our All-Cap Value strategy (though not the Fund). A listing of the Fund’s investments and other financial information follows our comments.

Perspective on the Market

Equity returns were well above average for the twelve months ended April 30, 2014, with the Russell 3000 Value Index (“R3000V”) and Standard & Poor’s 500® Composite Stock Price Index (“S&P 500®”) indices rising 20.79% and 20.44%, respectively. In comparison, the Fund’s Institutional Class shares gained 15.68% for the fiscal year. Since the inception of our firm (Equity Investment Corporation or “EIC”) in 1986, we have experienced four calendar years in which the R3000V rose between 20% and 25%. In these markets EIC’s average results were similar to those of last fiscal year, and we were outpaced by the indices in three of the four years.1

In that sense, the Fund’s return for the last fiscal year fits EIC’s long-term pattern of returns: a) better than the market in down periods (like 1987, 1990, 2001, 2002, and 2008), b) better than expected in recovery markets (like 1988, 1991, 2009, and 2010), and c) below the indices in markets dominated by strong momentum or lower quality stocks. These latter-type markets have typically occurred after an economic shock has stabilized, while the Federal Reserve is being accommodative, so better times are extrapolated into the future. Metaphorically, market participants feel a storm has passed, so the psychology changes to: “everyone in the pool”. Time will tell whether this will prove wise.

From the 2007 peak to 2009’s trough, most equity indices declined over 50%. Since then, both the R3000V and S&P 500® indices have risen over 200% through April 30, 2014. Such dramatic declines (contrasted with 2006’s confidence) and subsequent increases (contrasted with 2008’s and 2009’s fears) should be ample evidence of how little any of us knows about the future. Thus, we believe the right attitude toward investing is one of protecting against the future, not predicting it. We strive to achieve this principally by the ownership of companies that will succeed long-term, purchased at attractive valuations.

With the last fiscal year’s rise in prices, our task has expanded from “protecting against interest rates that seem unsustainably low and earnings that seem unsustainably high” (2013 Annual Report) to also protecting against stock prices that have risen (versus normalized earnings levels) to the highest levels since early 2007. Because of this, our investment opportunity set has become quite constrained, and cash has risen to 12.8%, the highest level since the Fund’s commencement of operations on May 1, 2011.

Holding cash will result in a drag on performance if equities continue to rise. Our experience has been that our valuation discipline serves as a useful barometer of the market’s overall price level, and hence prospective returns. For example, as a firm we began experiencing difficulties finding suitable investments in late 2006. Cash rose to about 13% in separately managed accounts in early 2007 (just before the May 2007 highs). While we are not predicting a decline, we do not believe investing means forcing cash into the market regardless of price levels. The investment task is not to say “yes” to investments to help track an index but “no” to investments that seem unwise. Determining price versus value is a crucial piece of that task, and a willingness to diverge from market indices is integral to proper risk management.

1

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2014

(Unaudited)

Tax Sensitivity & Efficiency

With the rise in 2013 Federal income tax rates (now 23.8% for long-term gains and qualified dividends versus 43.4% for short-term gains and interest), the importance of investing tax-efficiently has increased. The table below shows how a 10% pre-tax return is impacted by the percentage of gains that are realized and the degree to which gains are short-term. For example, if 100% of gains are realized and short term, the after-tax return falls to 5.7% (57% tax efficiency). If only 25% of gains are realized but none are short-term, the after-tax return drops to 9.4% (94% tax efficiency). Thus, taxes can impact after-tax returns more than most manager alphas or fees, and are an important element in investment strategy evaluation for taxable investors.

	A 10% Pre-Tax Return, After-Taxes, Becomes:
			% Short-Term
% Gains Realized	0%	25%	50%	75%	100%
25%	9.4%	9.3%	9.2%	9.0%	8.9%
50%	8.8%	8.6%	8.3%	8.1%	7.8%
75%	8.2%	7.8%	7.5%	7.1%	6.7%
100%	7.6%	7.1%	6.6%	6.2%	5.7%

Morningstar estimates the Fund’s tax efficiency since its commencement of operations on May 1, 2011 has been about 95%. This is due to relatively low turnover, efforts to defer gain recognition until long term, and proactive tax-loss harvesting. For example, we typically harvest short-term losses throughout the year by adding to positions with a loss, waiting a month, and then selling the high-basis shares. This captures the loss so it can be used to offset any short-term gains. It also means we are taking advantage of price weakness to buy companies in which we want to be long-term owners. We believe this has improved both before-tax and after-tax returns for shareholders and is a better approach to tax management than selling into weakness during December’s usual tax-loss selling season.

All-Cap Value “Soft” Close – Now Set for June 30, 2014

We believe it is appropriate to soft close EIC’s All-Cap Value strategy to new separate account investors on June 30, 2014. The Fund, which follows EIC’s All-Cap Value strategy, will remain open. To maintain the credibility of our historical track record (which includes a number of years when almost half of the assets were invested in small-cap stocks), we need to restrict assets in the strategy to a level that would allow us to migrate back down into the small-cap spectrum, if necessary. While there is no precise figure, we analyzed the liquidity issues related to investing in small-caps and concluded that $4 billion was about the right level to begin restricting assets in the strategy. We recently reached this level, thus our scheduled June 30, 2014 soft-close date for new separate account business. If the market and/or assets in the strategy fall, we would expect to re-open at that time.

Fund Performance

The Fund’s Institutional Class shares gained 15.68% net of expenses for the twelve months ended April 30, 2014. The R3000V, the Fund’s primary benchmark, rose 20.79%, while the S&P 500® increased 20.44%.

Equity markets were broadly strong for the year. The S&P 500®’s 20.4% return was more than double its 10.1% historical average. Size didn’t make much difference. The Russell Top 200® Index (large-cap stocks) gained 20.6%, the Russell Midcap® Index rose 21.3%, and the Russell 2000® Index (small-caps) climbed 20.5%. Likewise, there

2

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2014

(Unaudited)

wasn’t much difference between growth and value – the Russell 3000® Growth and Value Indices increased 20.7% and 20.8%, respectively.

Notable exceptions were REITs, emerging markets, and anything bond related. The S&P US REIT Index rose just 0.9% for the year ended April 30, 2014. Emerging markets actually fell – the MSCI Emerging Markets Index dropped 1.8%. Short-term bond indices eked out marginally positive returns, but long-term bond indices were down for the year.

All ten of the sectors in the R3000V posted positive returns for the year, and six of them had returns in excess of 20%. Information technology was the best performing sector, up 33.5%, followed by industrials, up 31.4%. Over the course of the year, our allocation to technology was about the same as our benchmark, but we were underweight industrials. In contrast, the higher yielding sectors of the equity market were relatively weak: telecommunication services gained 3.9% and utilities rose 8.5%. We had no exposure to telecom and were underweight utilities. On balance, our sector allocations were a positive contributor to Fund performance.

We don’t target sector weightings, either in an absolute sense or relative to market indices; they are instead, principally a residual of stock selection. Nevertheless, it is at times instructive to see how sector allocations affected performance.

Our shortfall versus the R3000V was primarily attributable to our stock selection. For example, we own two gold mining stocks, Barrick Gold and Newmont Mining. Both have been disappointing. The price of gold dropped significantly in 2013, and the “miners” followed suit. In response, both companies cut costs, scaled back capital expenditures, suspended work at higher cost mines, and cut their dividends. By doing so, Barrick Gold and Newmont Mining reduced their all-in cost of mining an ounce of gold and are profitable at current gold prices.

We’re pleased both companies are showing needed fiscal discipline, and both stocks look cheap. However, they are relatively high-risk, volatile stocks linked to the price of the underlying commodity. That’s why our position is relatively small, collectively about 4% of the Fund between the two of them.

Target was another disappointment, as its stock price responded negatively to the well-publicized security breach of its computer systems and a slower-than-expected start to its expansion in Canada. Despite these setbacks, we believe it’s fundamentally a good business and attractively valued, especially compared with many stocks in the consumer discretionary space.

Lastly, we kept the Fund’s cash position in the single digits for most of the year, though it has now increased to low double digits, and the cash didn’t sit idly but was instead regularly swept into a money market fund. Nevertheless, cash was a drag on performance as yields on money market funds remained historically low.

On the positive side, our stock selection in the financial sector helped performance, as our holdings gained a combined 28.1% versus 18.0% for the index’s financials. Charles Schwab, up 58.3%, Well Fargo, up 34.5%, American Express, up 29.3%, PNC Financial, up 26.8%, and US Bancorp, up 25.5%, fared particularly well. Other holdings of note included Northrop Grumman, up 64.4%, Devon Energy, up 29.0%, Medtronic, up 28.6%, ConocoPhillips, up 28.1%, Microsoft, up 25.7%, and Johnson & Johnson, up 22.4%.

3

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2014

(Unaudited)

Fund performance (Institutional Class shares) since its April 29, 2011 inception is shown below, with negative quarters highlighted in red:

Quarter Ended	EIC Value Fund	Russell 3000 Value® Index	S&P 500® Index
07/31/2011	-2.40%	-6.39%	-4.76%
10/31/2011	1.13%	-3.70%	-2.47%
01/31/2012	4.07%	5.54%	5.32%
04/30/2012	4.40%	5.75%	7.08%
07/31/2012	-0.28%	-0.35%	-0.78%
10/31/2012	3.01%	4.94%	2.96%
01/31/2013	4.01%	8.81%	6.75%
04/30/2013	5.76%	6.91%	7.18%
07/31/2013	4.94%	7.31%	6.10%
10/31/2013	2.23%	3.05%	4.75%
01/31/2014	0.19%	1.66%	2.00%
04/30/2014	7.62%	7.45%	6.23%
Cumulative Annualized Rate of Return	11.90%	13.89%	13.80%

Data represents past performance, which is no guarantee of future results. Current returns may be lower or higher. Call 877-342-0111 for the latest month-end figures. Return and principal value will fluctuate so that shares may be worth more or less than original cost when redeemed. Institutional Class shares annual expense ratio is 1.03% net (1.13% gross). See pages 6-8 of this report for more performance and expense data.

The Fund declined less than the indices in each of the three down quarters (and was positive in one), which is consistent with EIC’s historical return pattern. Though the Fund has been in operation only since May of 2011, we’ve been managing client assets using the same investment approach since our firm’s inception in 1986. The Fund’s three-year experience closely parallels EIC’s 28-year pattern of less-volatile returns. Historically, EIC’s accounts have declined less in down markets, recovered losses relatively quickly, and then lagged late-cycle (when low-quality or momentum stocks led). Thus, over full market cycles our approach has paired lower volatility with above-market results.

Portfolio Activity

Late last fiscal year, we purchased new positions in Annaly Capital Management (“Annaly”) and Mack-Cali Realty. Annaly is a mortgage REIT and owns a portfolio of mortgage-backed securities leveraged via repurchase agreements. Mack-Cali Realty is an office REIT with a concentration in suburban New Jersey properties. Given their high yields, both of these companies are sensitive to rising interest rates and thus performed poorly in 2013. While a continued rising rate environment is a risk, the price declines may already reflect that fear, while their lower stock prices offer improved value.

More recently, we purchased a new position in Bed Bath & Beyond after it lowered guidance for 2014 earnings, and the stock price fell. Over the years, Bed Bath & Beyond has withstood strong competition while sustaining growth, high margins, and strong returns on capital. We viewed the lowered expectations and price decline as an opportunity for purchase. Similarly, we added to our position in Target when its stock price fell in response to the security breach and slow rollout in Canada. We view these as temporary setbacks to a firm with a strong retail position and capable management.

4

EIC VALUE FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2014

(Unaudited)

We sold Sigma Aldrich and Southern Company after they reached a price we consider full. We also trimmed a number of positions that had risen in price (most of which are approaching full value) including American Express, Charles Schwab, Johnson & Johnson, Microsoft, Northrop Grumman, and Exelon Corp.

1 See pages 10-14 of the Fund’s prospectus dated September 1, 2013 for detailed historical performance information about EIC’s accounts.

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2014 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

5

EIC VALUE FUND

Annual Report

Performance Data

April 30, 2014

(Unaudited)

Comparison of Change in Value of $10,000 Investment in EIC Value Fund’s Class A Shares

vs. Russell 3000® Value Index and S&P 500® Index

Class A Shares of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%. This results in a net investment of $9,450. Performance of Class C Shares will vary from Class A Shares due to differences in class-specific fees.

Average Annual Total Returns for the Periods Ended April 30, 2014
	1 Year	Since Inception*
Class A Shares (without sales charge)	15.46%	11.87%
Class A Shares (with sales charge)	9.14%	9.75%
Russell 3000® Value Index	20.79%	14.73%**
S&P 500® Index	20.44%	14.58%**

Class C Shares (without CDSC charge)	14.52%	12.29%
Class C Shares (with CDSC charge)	13.52%	12.29%
Russell 3000® Value Index	20.79%	17.37%**
S&P 500® Index	20.44%	16.58%**

*	Class A and Class C Shares of the EIC Value Fund (the “Fund”) commenced operations on May 19, 2011 and July 18, 2011, respectively.
**	Benchmark performance is from inception date of the Class only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 430-6487.

6

EIC VALUE FUND

Annual Report

Performance Data (Continued)

April 30, 2014

(Unaudited)

Comparison of Change in Value of $100,000 Investment in EIC Value Fund’s Institutional Class Shares

vs. Russell 3000® Value Index and S&P 500® Index

Average Annual Total Returns for Periods Ended April 30, 2014
	1 Year	Since Inception*
Institutional Class Shares	15.68%	11.90%
Return After Taxes on Distributions	14.66%	11.38%
Return After Taxes on Distributions and Sale of Shares	9.25%	9.12%
Russell 3000® Value Index	20.79%	13.89%**
S&P500® Index	20.44%	13.80%**

*	Institutional Class Shares of the EIC Value Fund (the “Fund”) inception date was April 29, 2011. Operations commenced on May 1, 2011.
**	Benchmark performance is from inception date of the Class only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 430-6487.

The returns shown for Class A Shares reflect a deduction for the maximum front-end sales charge of 5.50%. All of the Fund’s share classes apply a 2.00% fee to the value of shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2013, are 1.38% and 1.28% for Class A Shares, 2.13% and 2.03% for Class C Shares and 1.13% and 1.03% for Institutional Class Shares, respectively, of the Class’ average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Equity Investment Corporation (the “Adviser”) has contractually agreed to waive or otherwise

7

EIC VALUE FUND

Annual Report

Performance Data (Concluded)

April 30, 2014

(Unaudited)

reduce its annual compensation received from the Fund to the extent the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees or shareholder service fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, exceed 1.00% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2015, unless the Board of Trustees approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Institutional Shares only; after-tax returns for Class A and Class C shares and will vary.

All mutual fund investing involves risk, including possible loss of principal. Value investing involves the risk that the Fund’s investing in companies believed to be undervalued will not appreciate as anticipated.

The Fund intends to evaluate performance as compared to that of the Russell 3000® Value Index and the Standard & Poor’s 500® Composite Price Index (“S&P 500®”). The Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth rates. The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

8

EIC VALUE FUND

Fund Expense Disclosure

April 30, 2014

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six month period from November 1, 2013 through April 30, 2014 and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

EIC VALUE FUND

Fund Expense Disclosure (Concluded)

April 30, 2014

(Unaudited)

	EIC Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid
	November 1, 2013	April 30, 2014	During Period*
Class A Shares
Actual	$1,000.00	$1,077.70	$ 6.44
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26
Class C Shares
Actual	$1,000.00	$1,073.60	$10.28
Hypothetical (5% return before expenses)	1,000.00	1,014.88	9.99
Institutional Class Shares
Actual	$1,000.00	$1,078.30	$ 5.15
Hypothetical (5% return before expenses)	1,000.00	1,019.84	5.01

*

Expenses are equal to the Fund’s annualized expense ratio for the six month period ended April 30, 2014 of 1.25%, 2.00%, and 1.00% for Class A, Class C, and Institutional Class Shares, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in each table are based on the actual six month total returns for the Fund of 7.77%, 7.36%, and 7.83% for Class A, Class C, and Institutional Class Shares, respectively.

10

EIC VALUE FUND

Portfolio Holdings Summary Table

April 30, 2014

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Consumer, Non-cyclical	27.7%	$70,587,316
Financial	20.8	53,052,332
Consumer, Cyclical	11.8	30,152,300
Energy	9.9	25,202,196
Technology	5.0	12,615,906
Basic Materials	3.5	8,978,103
Utilities	3.4	8,581,252
Communications	1.6	4,095,208
Industrial	1.4	3,470,933
REITs-Office Property	0.9	2,406,411
Short-Term Investment	11.2	28,393,868
Other Assets in Excess of Liabilities	2.8	7,145,876

NET ASSETS	100.0%	$254,681,701

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

11

EIC VALUE FUND

Portfolio of Investments

April 30, 2014

	Number of Shares	Value

COMMON STOCKS — 86.0%
Basic Materials — 3.5%
Barrick Gold Corp.	329,865	$5,762,742
Newmont Mining Corp.	129,495	3,215,361

		8,978,103

Communications — 1.6%
Cisco Systems, Inc.	177,205	4,095,208

Consumer, Cyclical — 11.8%
Bed Bath & Beyond, Inc.*	101,185	6,286,624
CVS Caremark Corp.	52,860	3,843,979
Target Corp.	159,035	9,820,411
Wal-Mart Stores, Inc.	127,980	10,201,286

		30,152,300

Consumer, Non-cyclical — 27.7%
Baxter International, Inc.	82,430	6,000,080
Becton Dickinson & Co.	43,940	4,966,538
Dr Pepper Snapple Group, Inc.	162,600	9,011,292
Express Scripts Holding Co.*	71,235	4,742,826
GlaxoSmithKline PLC, SP ADR	88,305	4,889,449
Johnson & Johnson	37,585	3,806,985
Medtronic, Inc.	146,115	8,594,484
Molson Coors Brewing Co., Class B	187,460	11,241,976
PepsiCo, Inc.	115,620	9,930,602
Procter & Gamble Co. (The)	89,680	7,403,084

		70,587,316

Energy — 9.9%
Chevron Corp.	27,595	3,463,724
ConocoPhillips	85,940	6,386,201
Devon Energy Corp.	91,035	6,372,450
Exxon Mobil Corp.	87,685	8,979,821

		25,202,196

	Number of Shares	Value

COMMON STOCKS — (Continued)
Financial — 20.8%
American Express Co.	53,600	$4,686,248
Annaly Capital Management, Inc. REIT	336,475	3,886,286
Charles Schwab Corp. (The)	142,560	3,784,968
Chubb Corp. (The)	66,840	6,154,627
PNC Financial Services Group, Inc. (The)	87,715	7,371,569
SunTrust Banks, Inc.	89,605	3,428,287
Torchmark Corp.	45,850	3,654,245
Travelers Cos., Inc. (The)	54,980	4,980,088
US BanCorp	184,910	7,540,630
Wells Fargo & Co.	152,405	7,565,384

		53,052,332

Industrial — 1.4%
Northrop Grumman Corp.	28,565	3,470,933

REITs-Office Property — 0.9%
Mack-Cali Realty Corp. REIT	118,135	2,406,411

Technology — 5.0%
Microsoft Corp.	188,640	7,621,056
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	248,500	4,994,850

		12,615,906

Utilities — 3.4%
Exelon Corp.	235,350	8,244,310
Southern Co. (The)	7,352	336,942

		8,581,252

TOTAL COMMON STOCKS (Cost $178,983,629)		219,141,957

The accompanying notes are an integral part of the financial statements.

12

EIC VALUE FUND

Portfolio of Investments (Concluded)

April 30, 2014

	Number of Shares	Value

SHORT-TERM INVESTMENT — 11.2%
Money Market Fund — 11.2%
Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.00%(a)	28,393,868	$28,393,868

TOTAL SHORT-TERM INVESTMENT (Cost $28,393,868)		28,393,868

TOTAL INVESTMENTS - 97.2% (Cost $207,377,497)		247,535,825
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.8%		7,145,876

NET ASSETS - 100.0%		$254,681,701

*	Non-income producing.
(a)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2014.

REIT	Real Estate Investment Trust
SP ADR	Sponsored Depositary Receipt

The accompanying notes are an integral part of the financial statements.

13

EIC VALUE FUND

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value (Cost $207,377,497)	$247,535,825
Receivable for investments sold	4,582,142
Receivable for capital shares sold	3,790,017
Dividends and interest receivable	132,947
Prepaid expenses and other assets	60,076

Total assets	256,101,007

Liabilities
Payable for investments purchased	812,014
Payable for capital shares redeemed	307,713
Payable to Adviser	153,204
Payable for distribution fees	53,943
Payable for administration and accounting fees	27,612
Payable for transfer agent fees	12,453
Payable for shareholder servicing fees	9,640
Payable for custodian fees	6,251
Accrued expenses	36,476

Total liabilities	1,419,306

Net Assets	$254,681,701

Net Assets Consisted of:
Capital stock, $0.01 par value	$190,676
Paid-in capital	210,994,869
Accumulated net investment income	651,643
Accumulated net realized gain from investments	2,686,185
Net unrealized appreciation on investments	40,158,328

Net Assets	$254,681,701

Class A:
Net asset value, offering and redemption price per share ($130,805,269 / 9,786,305)	$13.37

Maximum offering price per share (100/94.5 of $13.37)	$14.15

Class C:
Net asset value, offering and redemption price per share ($48,015,959 / 3,625,999)	$13.24

Institutional Class:
Net asset value, offering and redemption price per share ($75,860,473 / 5,655,328)	$13.41

The accompanying notes are an integral part of the financial statements.

14

EIC VALUE FUND

Statement of Operations

For the Year Ended April 30, 2014

Investment Income
Dividends	$4,615,431
Less: foreign taxes withheld	(21,240)

Total investment income	4,594,191

Expenses
Advisory fees (Note 2)	1,562,101
Distribution fees (Class C) (Note 2)	291,709
Distribution fees (Class A) (Note 2)	260,552
Administration and accounting fees (Note 2)	140,199
Transfer agent fees (Note 2)	126,289
Shareholder servicing fees (Class C) (Note 2)	97,236
Registration and filing fees	62,050
Legal fees	45,094
Trustees’ and officers’ fees (Note 2)	27,732
Printing and shareholder reporting fees	26,910
Custodian fees (Note 2)	25,234
Audit fees	24,913
Other expenses	19,340

Total expenses before recoupment	2,709,359

Plus: Net expenses recouped (Note 2)	22,939

Net expenses after recoupment	2,732,298

Net investment income	1,861,893

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	5,871,462
Net change in unrealized appreciation on investments	22,390,799

Net realized and unrealized gain on investments	28,262,261

Net increase in net assets resulting from operations	$30,124,154

The accompanying notes are an integral part of the financial statements.

15

EIC VALUE FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Increase in net assets from operations:
Net investment income	$1,861,893	$1,214,053
Net realized gain from investments	5,871,462	1,008,684
Net change in unrealized appreciation from investments	22,390,799	14,515,119

Net increase in net assets resulting from operations	30,124,154	16,737,856

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(868,727)	(474,781)
Class C	(154,572)	(63,792)
Institutional Class	(661,434)	(336,726)

Total net investment income	(1,684,733)	(875,299)

Net realized capital gains:
Class A	(2,072,373)	(23,499)
Class C	(798,124)	(9,224)
Institutional Class	(1,323,450)	(13,628)

Total net realized capital gains	(4,193,947)	(46,351)

Net decrease in net assets from dividends and distributions to shareholders	(5,878,680)	(921,650)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	62,008,693	86,132,052

Total increase in net assets	86,254,167	101,948,258

Net assets
Beginning of year	168,427,534	66,479,276

End of year	$254,681,701	$168,427,534

Accumulated net investment income, end of year	$651,643	$474,479

The accompanying notes are an integral part of the financial statements.

16

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Period May 19, 2011* to April 30, 2012
Per Share Operating Performance
Net asset value, beginning of period	$11.91	$10.65	$10.00

Net investment income(1)	0.12	0.12	0.08
Net realized and unrealized gain on investments	1.70	1.22	0.61

Net increase in net assets resulting from operations	1.82	1.34	0.69

Dividends and distributions to shareholders from:
Net investment income	(0.11)	(0.08)	(0.04)
Net realized capital gains	(0.25)	— (2)	—

Total dividends and distributions to shareholders	(0.36)	(0.08)	(0.04)

Net asset value, end of period	$13.37	$11.91	$10.65

Total investment return(3)	15.46%	12.73%	6.97%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$130,805	$83,932	$33,969
Ratio of expenses to average net assets	1.25%	1.25%	1.25	%(4)
Ratio of expenses to average net assets without waivers, expense reimbursements and recoupments, if any(5)	1.24%	1.35%	2.07	%(4)
Ratio of net investment income to average net assets	0.95%	1.12%	0.81	%(4)
Portfolio turnover rate	19.08%	12.06%	12.68	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.50%. If reflected, the return would be lower.

(4)	Annualized.
(5)	During the period, certain fees were waived, reimbursed and/or recouped. If such fee waivers, reimbursements and/or recoupments had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Reflects portfolio turnover for the Fund for the year ended April 30, 2012.

The accompanying notes are an integral part of the financial statements.

17

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class C Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Period July 18, 2011* to April 30, 2012
Per Share Operating Performance
Net asset value, beginning of period	$11.84	$10.61	$9.88

Net investment income/(loss)(1)	0.03	0.04	(0.01)
Net realized and unrealized gain on investments	1.67	1.22	0.77

Net increase in net assets resulting from operations	1.70	1.26	0.76

Dividends and distributions to shareholders from:
Net investment income	(0.05)	(0.03)	(0.03)
Net realized capital gains	(0.25)	— (2)	—

Total dividends and distributions to shareholders	(0.30)	(0.03)	(0.03)

Net asset value, end of period	$13.24	$11.84	$10.61

Total investment return(3)	14.52%	11.93%	7.75%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$48,016	$31,129	$13,756
Ratio of expenses to average net assets	2.00%	2.00%	2.00	%(4)
Ratio of expenses to average net assets without waivers, expense reimbursements and recoupments, if any(5)	1.99%	2.10%	2.69	%(4)
Ratio of net investment income/(loss) to average net assets	0.21%	0.38%	(0.01	)%(4)
Portfolio turnover rate	19.08%	12.06%	12.68	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total return does not reflect any applicable sales charge.

(4)	Annualized.
(5)	During the period, certain fees were waived, reimbursed and/or recouped. If such fee waivers, reimbursements and/or recoupments had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Reflects portfolio turnover for the Fund for the year ended April 30, 2012.

The accompanying notes are an integral part of the financial statements.

18

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012*
Per Share Operating Performance
Net asset value, beginning of period	$11.94	$10.67	$10.00

Net investment income(1)	0.15	0.15	0.11
Net realized and unrealized gain on investments	1.70	1.22	0.61

Net increase in net assets resulting from operations	1.85	1.37	0.72

Dividends and distributions to shareholders from:
Net investment income	(0.13)	(0.10)	(0.05)
Net realized capital gains	(0.25)	— (2)	—

Total dividends and distributions to shareholders	(0.38)	(0.10)	(0.05)

Net asset value, end of period	$13.41	$11.94	$10.67

Total investment return(3)	15.68%	12.99%	7.24%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$75,860	$53,367	$18,754
Ratio of expenses to average net assets	1.00%	1.00%	1.00%
Ratio of expenses to average net assets without waivers, expense reimbursements and recoupments, if any(4)	0.99%	1.10%	2.40%
Ratio of net investment income to average net assets	1.21%	1.37%	1.13%
Portfolio turnover rate	19.08%	12.06%	12.68%

*	The Institutional Class commenced operations on May 1, 2011.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	During the period, certain fees were waived, reimbursed and/or recouped. If such fee waivers, reimbursements and/or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

19

EIC VALUE FUND

Notes to Financial Statements

April 30, 2014

1. Organization and Significant Accounting Policies

The EIC Value Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced operations on May 1, 2011. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C, Institutional Class and Retail Class Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) may be applicable to the redemption of Class A Shares. A CDSC, as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A Shares made within eighteen months (effective September 1, 2012) of purchase where $1 million or more of Class A Shares were purchased without an initial sales charge and (ii) the Fund’s principal underwriter, Foreside Funds Distributors LLC (the “Underwriter”), paid a commission to the selling broker-dealer for such sale. A CDSC of up to 1.00% is assessed on redemptions of Class C Shares made within eighteen months (effective January 1, 2012) after a purchase. As of April 30, 2014, the Retail Class Shares had not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

20

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2014

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2014, in valuing the Fund’s investments carried at fair value:

			Level 2
			Other	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	04/30/14	Prices	Inputs	Inputs
Common Stocks*	$219,141,957	$219,141,957	$—	$—
Short-Term Investment	28,393,868	28,393,868	—	—

Total Investments	$247,535,825	$247,535,825	$—	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase

21

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2014

and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2014, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter

22

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2014

M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Equity Investment Corporation (“EIC” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent that the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees or shareholder service fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, exceed 1.00% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2015, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. As of April 30, 2014, the amount of potential recovery was as follows:

Expiration
April 30, 2015	April 30, 2016
$202,079	$115,931

As of April 30, 2014, investment advisory fees payable to the Adviser were $153,204. For the year ended April 30, 2014, the Adviser recouped fees of $22,939 waived in prior periods.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly account-based service fee based on the number of shareholder accounts subject to certain minimum monthly fees.

23

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2014

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% distribution fee and 0.25% shareholder service fee) on an annualized basis of the average daily net assets of the Fund’s Class A and Class C Shares, respectively.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2014 was $20,491. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2014, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$72,743,460	$35,907,879

24

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2014

4. Capital Share Transactions

For the year ended April 30, 2014 and the year ended April 30, 2013, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended		For the Year Ended
	April 30, 2014		April 30, 2013

	Shares	Amount	Shares	Amount
Class A Shares
Sales	4,602,351	$58,121,568	4,442,408	$48,468,328
Reinvestments	223,981	2,817,677	39,515	423,602
Redemption Fees*	—	3,553	—	1,622
Redemptions	(2,086,233)	(26,366,382)	(624,928)	(6,898,838)

Net increase	2,740,099	$34,576,416	3,856,995	$41,994,714

Class C Shares
Sales	1,228,316	$15,389,748	1,401,360	$15,179,261
Reinvestments	72,196	902,372	6,318	67,537
Redemption Fees*	—	1,291	—	628
Redemptions	(303,895)	(3,828,767)	(74,549)	(825,295)

Net increase	996,617	$12,464,644	1,333,129	$14,422,131

Institutional Class Shares
Sales	2,994,753	$37,742,003	3,125,344	$34,300,410
Reinvestments	126,373	1,594,828	27,348	293,722
Redemption Fees*	—	2,214	—	930
Redemptions	(1,935,043)	(24,371,412)	(441,453)	(4,879,855)

Net increase	1,186,083	$14,967,633	2,711,239	$29,715,207

Total Net Increase	4,922,799	$62,008,693	7,901,363	$86,132,052

*	There is a 2.00% redemption fee that may be charged on shares redeemed which have been held for 30 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based

25

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2014

on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the year ended April 30, 2014, these adjustments were to increase accumulated net investment income by $4, and to decrease accumulated net realized gains/(loss) by $4, which were primarily attributable to redesignation of distributions. Net investment income, net realized gains and net assets were not affected by these adjustments.

For the year ended April 30, 2014, the tax character of distributions paid by the Fund was $1,739,645 of ordinary income dividends and $4,139,035 of long-term capital gains dividends. For the year ended April 30, 2013, the tax character of distributions paid by the Fund was $921,606 of ordinary income dividends and $44 of long-term capital gains dividends. Distributions from net investment income and short term gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Capital Loss	Undistributed	Undistributed	Unrealized
Carryforward	Ordinary Income	Long-Term Gain	Appreciation
$ —	$651,643	$2,686,185	$40,158,328

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$207,377,497

Gross unrealized appreciation	$44,852,391
Gross unrealized depreciation	(4,694,063)

Net unrealized appreciation	$40,158,328

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April

26

EIC VALUE FUND

Notes to Financial Statements (Concluded)

April 30, 2014

30, 2014, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2014. For the year ended April 30, 2014, the Fund had no capital loss deferrals.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of April 30, 2014, the Fund did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

27

EIC VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the FundVantage Trust

and Shareholders of the EIC Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the EIC Value Fund (one of the series constituting FundVantage Trust) (the “Fund”) as of April 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the EIC Value Fund of FundVantage Trust at April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 27, 2014

28

EIC VALUE FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2014, the Fund paid $1,739,645 of ordinary income dividends and $4,139,035 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 100.00%.

The Fund designates 100% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

29

EIC VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (855) 430-6487 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Advisory Agreement

At an in-person meeting held on December 17-18, 2013 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”) of FundVantage Trust (“Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement between Equity Investment Corporation (the “Adviser” or “EIC”) and the Trust on behalf of the EIC Value Fund (the “Fund”) (“Agreement”). In determining whether to continue the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services performed for the Fund, (ii) the size and qualifications of their portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, and (x) compliance with the Fund’s investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. The Adviser also provided its most recent Form ADV for the Trustees’ review and consideration. The Trustees noted the reports provided at Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by

30

EIC VALUE FUND

Other Information

(Unaudited) (Continued)

the Board. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standards applicable to their review of the Agreement.

A representative from EIC attended the Meeting in-person and discussed EIC’s history, performance and investment strategy in connection with the proposed continuation of the Agreement and answered questions from the Board.

The Trustees considered the investment performance for the Fund and the Adviser. The Trustees reviewed the historical performance charts for each of the Fund’s share classes, as compared to the Fund’s benchmark, the Russell 3000 Total Return Index, and the Lipper Large-Cap Value Index Fund category, the Fund’s applicable Lipper peer group, for the one year, two year, since inception and year to date periods ended October 31, 2013. The Trustees noted that the Fund’s Class A, Class C shares and Institutional Class shares, which had differing inception dates, underperformed the Fund’s benchmark and the median of the Lipper Large-Cap Value Fund category for the year to date, one year, two year and since inception periods ended October 31, 2013. The Trustees also received performance information for the Fund’s Institutional Class shares as compared to the Fund’s comparable separately managed account composite (gross and net of fees), the Morningstar Large Cap Value Average (gross of fees), the Russell 3000 Value Index and to a similarly managed portfolio of a mutual fund for which EIC serves as sub-adviser (“Sub-Advised Portfolio”), for the one year, three year, five year, ten year and since inception periods ended September 30, 2013, as applicable. The Trustees noted that the Fund outperformed the Sub-Advised Portfolio and the Fund’s comparable separately managed account composite (net of fees) for the one year and since inception periods ended September 30, 2013 and underperformed benchmark, Morningstar peer group and composite (gross of fees) during the same periods.

The Trustees noted that while absolute performance was positive for various periods ended September 30, 2013 and October 31, 2013, the Fund’s relative performance lagged its Morningstar and Lipper peer group averages. The Trustees considered explanations provided by the Adviser regarding the various factors contributing to the relative underperformance of the Fund, including, among other things, differences in the Fund’s investment strategies and portfolio construction in comparison to the peer funds included in its Morningstar and Lipper peer groups. The Board discussed with the Adviser the reasons behind such results for the Fund, including the steps being undertaken by the Adviser to seek to improve such performance. The Trustees considered other factors that supported the continuation of the Advisory Agreement, including the following: (i) that the Adviser’s investment decisions, such as security selection and sector allocation, contributing to such underperformance were consistent with the Fund’s investment objective and policies; and (ii) that shorter-term or longer-term performance, as applicable, was competitive when compared to the performance of relevant peer groups or benchmarks. Taking note of EIC’s discussion of (i) the various factors contributing to the Fund’s performance and (ii) its continuing commitment to the Fund’s current investment strategy, and although the Fund had underperformed the Russell 3000 Total Return Index and the median of the Lipper Large-Cap Value Fund category for certain measurement periods as noted above, the Trustees concluded that the performance of the Fund was within an acceptable

31

EIC VALUE FUND

Other Information

(Unaudited) (Continued)

range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Adviser provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees considered the fees that the Adviser charges to each comparable account and/or investment company advised by EIC, and evaluated the explanations provided by the Adviser as to differences in fees charged to the Fund and such accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus other similarly managed funds.

The Trustees noted that the Fund’s gross and net advisory fee and gross and net total expense ratio of the Fund’s Institutional Class shares were all higher than the median of the gross and net advisory fees and gross and net total expense ratios of funds with a similar share class in the Lipper Large-Cap Value Equity category with $200 million or less in assets. Additionally, with respect to the Fund’s Class A shares, the Trustees noted that the net total expense ratio was lower than, the net advisory fee was in line with, and the gross advisory fee and gross total expenses were higher than, the respective gross and net advisory fee and gross and net total expense ratio of funds with a similar share class in the Lipper Large-Cap Value Equity category with $200 million or less in assets. With respect to the Fund’s Class C shares, the Trustees noted that the net advisory fee was lower than, and the gross advisory fee and gross and net total expense ratios were higher than, the respective gross and net advisory fee and gross and net total expense ratios of funds with a similar share class in the Lipper Large-Cap Value Equity category with $200 million or less in assets. The Trustees concluded that the advisory fee and services provided by the Adviser are sufficiently consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting.

The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Adviser’s compliance policies and procedures and reports regarding the Adviser’s compliance operations from the Trust’s Chief Compliance Officer. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Fund’s investments on the one hand, and the investments of other accounts, on the other. The Trustees reviewed the services provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Agreement, that the quality of the services appeared to be consistent with industry norms and that the Fund is likely to benefit from the continued receipt of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their ability to attract and retain qualified personnel.

32

EIC VALUE FUND

Other Information

(Unaudited) (Concluded)

The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Trustees were provided with the Adviser’s most recent unaudited balance sheet and tax return. The Trustees noted that the Adviser’s level of profitability is an appropriate factor to consider, and the Trustees should be satisfied that the Adviser’s profits are sufficient to continue as a healthy concern generally and as investment adviser of the Fund specifically. The Trustees concluded that the Adviser’s contractual advisory fee level was reasonable in relation to the nature and quality of the services provided, taking into account the current size and projected growth of the Fund during the renewal term.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale may be achieved at higher asset levels for the Fund for the benefit of fund shareholders, but that because such economies of scale did not yet exist and were not likely to exist in the near term, it was not appropriate to incorporate a mechanism for sharing the benefit of such economies with Fund shareholders in the advisory fee structure at this time.

In voting to approve the continuation of the Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Agreement would be in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Agreement for an additional one year period.

33

EIC VALUE FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (855) 430-6487.

34

EIC VALUE FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (855) 430-6487.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	32	Optimum Fund Trust (registered investment company) (6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	32	None.

35

EIC VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	32	None.

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	32	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

36

EIC VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	32	None.
1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

37

EIC VALUE FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.

JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.

SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

38

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Equity Investment Corporation

3007 Piedmont Road, NE

Suite 200

Atlanta, GA 30305

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

of

FundVantage Trust

Class A Shares

Class C Shares

Institutional Class Shares

ANNUAL REPORT

April 30, 2014

This report is submitted for the general information of the shareholders of the EIC Value Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the EIC Value Fund.

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Annual Investment Adviser’s Report

April 30, 2014

(Unaudited)

Dear Shareholders,

With the close of the 3rd full year of operations, the Estabrook Investment Grade Fixed Income Fund (the “Fund”) continues to perform well relative to the Barclays Intermediate Government/Credit Bond Index (the “Barclays Index”). For the year ended April 30, 2014, the Fund outperformed its benchmark by 62 basis points ending the year up 0.38%. As in the previous year, we continued the overweight positioning in corporate bonds with a focus on the financial space. In addition, we cut the duration of the portfolio during the past year ended April 30,2014 and we enter our 4th year of operations with a slight underweight in duration relative to the Barclays Index.

During the past calendar year, fixed income investors were subject to volatile market movements arising from the continued activities of the Federal Reserve and the harsh winter affecting economic output for the 1st calendar quarter of 2014. These two factors have had dramatic effects on Treasury rates over the last 12 months. The Federal Reserve created volatility as it surprised markets. Last May 2013, former Chairman Bernanke caught the market off guard as he introduced the possibility of decreasing the size of the Federal Reserve’s monthly bond purchase program. As a result, the bond market experienced significant loses as both corporate bond spreads widened significantly and 10-year Treasury rates increased approximately 40 basis points to 3.00% by the end of 2013. Earlier in 2014, the short end of the fixed income market was negatively impacted as Chairwoman Yellen stated that the Federal Reserve would raise rates 6 months after the end of its quantitative easing program. In both instances the Federal Reserve backed off these statements to reassure the markets but the market never fully recovered.

The biggest surprise of 2014 thus far has been the outperformance of the Treasury market. As we entered 2014, most market analysts forecasted rates to rise significantly. Yet unexpectedly, rates fell over 50 basis points this calendar year and have remained in a trading range at these lower levels. There have been a couple of factors in play. First, the harsh weather negatively affected economic activity. The read on 1st calendar quarter of 2014, Gross Domestic Product was -1.00% (with analysts forecasting a revision lower). With a tepid 1st calendar quarter and a 2nd calendar quarter-rebound that looks to be weaker than originally thought, bond investors have not been afraid to buy duration. In addition to the weak 1st calendar quarter, technicals have been in play. It has been largely reported that pension funds have added to the demand for bonds as they have reallocated away from equities into bonds. This demand on top of the Federal Reserve purchases and positive retail bond flows created a technical demand for bonds which helped drive bond rates lower.

Going into our 4th year of operations, we continue to remain focused on the Federal Reserve and the economic recovery as they are very much connected. On the economic front, we continue to look for signs of wage growth and an increase in the participation rate to accompany rise in payrolls. We are also focused on the housing market as we look for a rebound from some of the recent mediocre data. We continue to play defense in rates as we believe we are seeing growth albeit slower than initially

1

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2014

(Unaudited)

expected and continue to forecast the Federal Reserve to move sometime at the end of calendar year 2015. We believe the portfolio is well positioned for this coming year ending April 30, 2015.

Once again, we would like to thank you for investing in the Estabrook Investment Grade Fixed Income Fund. Please feel free to reach out to us if you have any questions.

Daniel Oh

Portfolio Manager

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2014 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

2

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Annual Report

Performance Data

April 30, 2014

(Unaudited)

Comparison of Change in Value of $100,000 Investment in

Class I Shares of the Estabrook Investment Grade Fixed Income Fund

vs. Barclays Intermediate Government/Credit Index

and Barclays U.S. Aggregate Index

Average Annual Total Returns For the Periods Ended April 30, 2014
	1 Year	3 Year	Since Inception*
Class I Shares	0.38%	4.24%	3.98%
Barclays Intermediate
Government/Credit Bond Index	-0.24%	2.92%	2.87%**
Barclays U.S. Aggregate Index	-0.26%	3.60%	3.44%**

*	The Estabrook Investment Grade Fixed Income Fund (the “Fund”) commenced operations on July 23, 2010.
**	Benchmark performance is from the inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-7443. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual Fund gross and net operating expense ratios are 1.69% and 0.70%, respectively, for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated September 1, 2013, and may differ from the actual expenses incurred by the Fund for the period covered by this report. Estabrook Capital Management LLC (the “Adviser”) has contractually agreed to reduce its fees or reimburse the Fund’s operating

3

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Annual Report

Performance Data (Concluded)

April 30, 2014

(Unaudited)

expenses in order to limit the total annual operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) for Class I Shares to 0.70%. This agreement will terminate on August 31, 2014, unless the Board of Trustees of FundVantage Trust approves an earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 1% redemption fee applies to shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the Barclays Intermediate Government/Credit Bond Index (“Barclays Int. Gov./Cr. Index”). The Fund uses the Barclays U.S. Aggregate Index (“Barclays U.S. Aggregate Index”)as a secondary index. The Barclays Int. Gov./Cr. Index is an unmanaged market index that tracks performance of intermediate term U.S. government and corporate bonds. The Barclays U.S. Aggregate Bond Index is an intermediate term, broad-based index comprised of most U.S traded investment grade bonds. Barclays U.S. Aggregate Bond Index covers the USD-denominated, investment-grade (rated Baa3 or above by Moody’s), fixed-rate, and taxable areas of the bond market. This is the broadest measure of the taxable U.S. bond market, including most Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with maturities of 1 year or more. It is impossible to invest directly in an index. The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, call and interest rate risk. As interest rates rise the value of bond prices will decline. The Fund may invest in high yield debt (also known as junk bonds) which may cause greater volatility and less liquidity. You may lose money by investing in the Fund.

4

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Expense Disclosure

April 30, 2014

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2013 through April 30, 2014 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Expense Disclosure (Concluded)

April 30, 2014

(Unaudited)

	Estabrook Investment Grade Fixed Income Fund – Class I

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*

Actual	$1,000.00	$1,022.50	$3.51
Hypothetical (5% return before expenses)	1,000.00	1,021.32	3.51

*

Expenses are equal to the Fund’s annualized expense ratio for the six-month period ended April 30, 2014 of 0.70%, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181) then divided by 365 days to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six-month total return for the Fund of 2.25%.

6

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio Holdings Summary Table

April 30, 2014

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
Corporate Bonds and Notes	86.2%	$29,288,591
U.S. Treasury Obligations	10.5	3,579,512
Other Assets in Excess of Liabilities	3.3	1,126,617

NET ASSETS	100.0%	$33,994,720

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

7

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments

April 30, 2014

	Par Value	Value
CORPORATE BONDS AND NOTES — 86.2%
Advertising Agencies — 1.5%
Interpublic Group of Cos, Inc. 4.200%, 04/15/2024	$500,000	$508,210

Airlines — 0.6%
Delta Air Lines Series 2010-2, Class B 6.750%, 05/23/2017	200,000	214,500

Applications Software — 0.7%
Microsoft Corp. 1.000%, 05/01/2018	250,000	245,458

Auto/Truck Parts & Equipment-Original — 2.8%
Delphi Corp. Callable 02/15/2018 at 102.5 5.000%, 02/15/2023	400,000	424,000
Lear Corp. Callable 03/15/2019 at 102.688 5.375%, 03/15/2024	500,000	512,500

		936,500

Auto-Cars/Light Trucks — 4.5%
General Motors Co. 3.500%, 10/02/2018 (a)	500,000	510,625
General Motors Co. 4.875%, 10/02/2023 (a)	1,000,000	1,033,750

		1,544,375

Beverages-Non-alcoholic — 0.7%
PepsiCo, Inc. Callable 12/07/2018 at 100 2.250%, 01/07/2019	250,000	252,390

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Cable/Satellite TV — 1.5%
DIRECTV Holdings, LLC DIRECTV Financing Co., Inc. Callable 01/01/2024 at 100 4.450%, 04/01/2024	$500,000	$507,270

Chemicals-Diversified — 0.6%
E.I. Du Pont de Nemours & Co. 1.950%, 01/15/2016	200,000	204,345

Commercial Banks Non-US — 0.8%
Abbey National Treasury Services PLC (London) 3.050%, 08/23/2018	250,000	260,382

Commercial Banks-Eastern US — 1.2%
CIT Group, Inc. 5.000%, 08/01/2023	400,000	402,000

Computers — 1.5%
Hewlett-Packard Co. 1.167%, 01/14/2019 (b)	500,000	501,155

Containers-Paper/Plastic — 0.7%
Rock Tenn Co. Callable 12/01/2022 at 100 4.000%, 03/01/2023	250,000	254,218

Diversified Banking Institutions — 22.5%
Bank of America Corp. 1.304%, 03/22/2018 (b)	400,000	404,590
Citigroup, Inc. 1.350%, 03/10/2017	500,000	498,282
Citigroup, Inc. 1.750%, 05/01/2018	500,000	493,702
Citigroup, Inc. 0.999%, 04/08/2019 (b)	1,000,000	999,528

The accompanying notes are an integral part of the financial statements.

8

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments (Continued)

April 30, 2014

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Diversified Banking Institutions — (Continued)
Goldman Sachs Group, Inc. 2.375%, 01/22/2018	$400,000	$404,611
Goldman Sachs Group, Inc. 1.336%, 11/15/2018 (b)	750,000	757,612
Goldman Sachs Group, Inc. 2.625%, 01/31/2019	300,000	300,584
JPMorgan Chase & Co. 0.858%, 01/28/2019 (b)	100,000	100,235
JPMorgan Chase & Co. 3.375%, 05/01/2023	250,000	239,253
JPMorgan Chase & Co. Callable 04/30/2018 at 100 7.900%, 04/29/2049 (c)(d)(e)	250,000	282,500
Morgan Stanley 2.125%, 04/25/2018	300,000	300,732
Morgan Stanley 1.079%, 01/24/2019 (b)	1,000,000	1,003,716
Morgan Stanley 3.875%, 04/29/2024	250,000	248,510
Morgan Stanley Callable 07/15/2019 at 100 5.450%, 07/15/2019 (d)	500,000	504,375
Bank of America Corp. 6.875%, 11/15/2018	250,000	298,548
Goldman Sachs Group, Inc. 4.000%, 03/03/2024	500,000	501,686
JPMorgan Chase & Co. 1.129%, 01/25/2018 (b)	300,000	303,898

		7,642,362

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Diversified Financial Services — 1.5%
General Electric Capital Corp. 2.300%, 01/14/2019	$500,000	$506,440

Electronic Components-Semiconductor — 0.7%
Texas Instruments, Inc. 1.000%, 05/01/2018	250,000	244,125

Enterprise Software/Services — 1.5%
Oracle Corp. 0.806%, 01/15/2019 (b)	500,000	504,437

Finance-Auto Loans — 11.7%
Ally Financial, Inc. 4.750%, 09/10/2018	1,000,000	1,060,000
Ally Financial, Inc. 3.500%, 01/27/2019	500,000	501,875
Ford Motor Credit Co., LLC 2.375%, 03/12/2019	650,000	650,120
Ford Motor Credit Co., LLC 5.750%, 02/01/2021	400,000	459,860
Ford Motor Credit Co., LLC 4.375%, 08/06/2023	500,000	523,909
General Motors Financial Co., Inc. 4.750%, 08/15/2017	250,000	267,500
General Motors Financial Co., Inc. 3.250%, 05/15/2018	500,000	505,000

		3,968,264

Finance-Credit Card — 0.6%
American Express Credit Corp. 1.300%, 07/29/2016	200,000	201,816

The accompanying notes are an integral part of the financial statements.

9

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments (Continued)

April 30, 2014

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Finance-Other Services — 0.9%
Harley-Davidson Financial Services, Inc. 3.875%, 03/15/2016 (a)	$300,000	$315,872

Hotels&Motels — 0.8%
Wyndham Worldwide Corp. Callable 02/01/2017 at 100 2.950%, 03/01/2017	250,000	258,915

Life/Health Insurance — 4.1%
Lincoln National Corp. Callable 05/17/2016 at 100 7.000%, 05/17/2066 (d)	1,100,000	1,141,470
Prudential Financial, Inc. 1.016%, 08/15/2018 (b)	250,000	250,316

		1,391,786

Medical Products — 0.7%
Mallinckrodt International Finance SA 3.500%, 04/15/2018	250,000	248,125

Multi-line Insurance — 3.3%
Genworth Holdings, Inc. Callable 11/15/2016 at 100 6.150%, 11/15/2066 (d)	1,200,000	1,122,000

Multimedia — 1.2%
NBC Universal Media, LLC 2.875%, 04/01/2016	200,000	208,187
Time Warner, Inc. 3.150%, 07/15/2015	200,000	206,137

		414,324

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Oil Companies-Exploration&Production — 0.7%
Anadarko Petroleum Corp. 5.950%, 09/15/2016	$200,000	$222,901

Oil&Gas Drilling — 0.8%
Rowan Cos, Inc. Callable 10/15/2023 at 100 4.750%, 01/15/2024	250,000	255,965

Pipelines — 1.4%
Energy Transfer Partners LP Callable 11/01/2022 at 100 3.600%, 02/01/2023	200,000	194,461
Enterprise Products Operating LLC Callable 01/15/2018 at 100 7.034%, 01/15/2068 (d)	235,000	266,138

		460,599

Reinsurance — 1.2%
Berkshire Hathaway, Inc. 1.550%, 02/09/2018	400,000	399,842

REITS-Apartments — 1.2%
Essex Portfolio LP Callable 05/15/2022 at 100 3.625%, 08/15/2022	400,000	396,518

REITS-Hotels — 0.7%
Hospitality Properties Trust Callable 09/15/2023 at 100 4.650%, 03/15/2024	250,000	251,555

The accompanying notes are an integral part of the financial statements.

10

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments (Continued)

April 30, 2014

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
REITS-Office Property — 0.6%
BioMed Realty LP Callable 03/15/2016 at 100 3.850%, 04/15/2016	$200,000	$210,359

REITS-Shopping Centers — 1.9%
DDR Corp. 5.500%, 05/01/2015	165,000	172,107
DDR Corp. 7.500%, 04/01/2017	200,000	230,812
Kimco Realty Corp. Callable 03/01/2021 at 100 3.200%, 05/01/2021	250,000	248,239

		651,158

REITS-Warehouse/Industry — 1.5%
Prologis LP Callable 11/01/2020 at 100 3.350%, 02/01/2021	500,000	503,730

Retail-Discount — 0.7%
Wal-Mart Stores, Inc. 1.125%, 04/11/2018	250,000	245,672

Retail-Drug Store — 0.7%
Walgreen Co. 1.800%, 09/15/2017	250,000	252,665

Retail-Mail Order — 1.1%
QVC, Inc. 4.375%, 03/15/2023	375,000	372,190

Super-Regional Banks-US — 5.6%
PNC Financial Services Group, Inc. (The) 4.454%, 05/29/2049 (b)(c)(d)	895,000	895,000

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Super-Regional Banks-US — (Continued)
Wells Fargo & Co. 2.125%, 04/22/2019 (d)	$500,000	$496,830
Wells Fargo & Co. Callable 06/15/2024 at 100 5.900%, 06/15/2024 (d)	500,000	512,050

		1,903,880

Telephone-Integrated — 1.5%
Verizon Communications, Inc. Callable 12/15/2023 at 100 4.150%, 03/15/2024	500,000	512,288

TOTAL CORPORATE BONDS AND NOTES (Cost $28,685,681)		29,288,591

U.S. TREASURY OBLIGATIONS — 10.5%
Sovereign — 10.5%
0.250%, 10/31/2015	800,000	800,313
0.250%, 11/30/2015	500,000	499,980
0.250%, 12/31/2015	500,000	499,766
0.625%, 10/15/2016	400,000	399,906
1.000%, 05/31/2018	1,400,000	1,379,547

		3,579,512

TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,585,528)		3,579,512

TOTAL INVESTMENTS - 96.7% (Cost $32,271,209)		32,868,103
OTHER ASSETS IN EXCESS OF LIABILITIES - 3.3%		1,126,617

NET ASSETS - 100.0%		$33,994,720

The accompanying notes are an integral part of the financial statements.

11

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments (Concluded)

April 30, 2014

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities were purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2014, these securities amounted to $1,860,247 or 5.5% of net assets. These securities have been determined by the Adviser to be liquid securities.
(b)	Variable or Floating Rate Security. Rate shown is as of April 30, 2014.
(c)	Security is a perpetual bond and has no definite maturity date.
(d)	Fix-to Float Security. Rate shown is as of April 30, 2014.
(e)	Dividend paying security.

REIT	Real Estate Investment Trust
PLC	Public Limited Company

Pease note that securities are classified according to the Bloomberg Sub-Industry Categories. We believe this is the classification that best reflects the industry and risks associated with each position.

The accompanying notes are an integral part of the financial statements.

12

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value (Cost $32,271,209)	$32,868,103
Cash	731,156
Receivable for capital shares sold	249,950
Dividends and interest receivable	226,499
Prepaid expenses and other assets	8,765

Total assets	34,084,473

Liabilities
Payable for audit fees	23,959
Payable for printing fees	11,573
Payable for capital shares redeemed	17,142
Payable for administration and accounting fees	10,381
Payable for transfer agent fees	7,065
Payable for custodian fees	6,671
Payable for legal fees	5,491
Payable to Investment Adviser	1,709
Accrued expenses	5,762

Total liabilities	89,753

Net Assets	$33,994,720

Net Assets Consisted of:
Capital stock, $0.01 par value	$32,776
Paid-in capital	33,284,067
Accumulated net investment loss	(15,441)
Accumulated net realized gain from investments	96,424
Net unrealized appreciation on investments	596,894

Net Assets	$33,994,720

Class I:
Shares outstanding	3,277,646

Net asset value, offering and redemption price per share ($33,994,720 / 3,277,646)	$10.37

The accompanying notes are an integral part of the financial statements.

13

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Statement of Operations

For the Year Ended April 30, 2014

Investment Income
Interest	$1,007,040

Total investment income	1,007,040

Expenses
Advisory fees (Note 2)	204,504
Administration and accounting fees (Note 2)	53,107
Transfer agent fees (Note 2)	40,875
Registration and filing fees	39,714
Legal fees	34,008
Audit fees	24,767
Trustees’ and officers’ fees (Note 2)	19,996
Custodian fees (Note 2)	13,414
Printing and shareholder reporting fees	3,963
Other expenses	9,880

Total expenses before waivers and reimbursements	444,228

Less: waivers and reimbursements (Note 2)	(223,993)

Net expenses after waivers and reimbursements	220,235

Net investment income	786,805

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	142,263
Net change in unrealized depreciation on investments	(779,417)

Net realized and unrealized loss on investments	(637,154)

Net increase in net assets resulting from operations	$149,651

The accompanying notes are an integral part of the financial statements.

14

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Statement of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Increase/(decrease) in net assets from operations:
Net investment income	$786,805	$764,748
Net realized gain from investments	142,263	401,699
Net change in unrealized appreciation/(depreciation) from investments	(779,417)	964,732

Net increase in net assets resulting from operations	149,651	2,131,179

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class I	(786,805)	(777,140)
Net realized capital gains:
Class I	(190,899)	—

Net decrease in net assets from dividends and distributions to shareholders	(977,704)	(777,140)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	3,086,113	12,918,465

Total increase in net assets	2,258,060	14,272,504

Net assets
Beginning of year	31,736,660	17,464,156

End of year	$33,994,720	$31,736,660

Accumulated net investment income/(loss), end of year	$(15,441)	$14,418

The accompanying notes are an integral part of the financial statements.

15

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period July 23, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.66	$10.09	$10.06	$10.00

Net investment income(1)	0.26	0.32	0.32	0.17
Net realized and unrealized gain/(loss) on investments	(0.23)	0.57	0.03	0.06

Net increase in net assets resulting from operations	0.03	0.89	0.35	0.23

Dividends and distributions to shareholders from:
Net investment income	(0.26)	(0.32)	(0.32)	(0.17)
Net realized capital gains	(0.06)	—	—	—

Total dividends and distributions to shareholders	(0.32)	(0.32)	(0.32)	(0.17)

Net asset value, end of period	$10.37	$10.66	$10.09	$10.06

Total investment return(2)	0.38%	8.99%	3.52%	2.29%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$33,995	$31,737	$17,464	$13,034
Ratio of expenses to average net assets	0.70%	0.70%	0.70%	0.70	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	1.41%	1.69%	2.49%	2.65	%(3)
Ratio of net investment income to average net assets	2.50%	3.07%	3.18%	2.24	%(3)
Portfolio turnover rate	132.74%	94.83%	50.01%	98.85	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

16

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements

April 30, 2014

1. Organization and Significant Accounting Policies

Estabrook Investment Grade Fixed Income Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on July 23, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C, Class I and Class R Shares. As of April 30, 2014, Class A, Class C and Class R Shares had not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m., Eastern time) on each day the NYSE is open. Securities held by the Fund are valued at their last sale price on the NYSE on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to market close. The value of such securities quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system, but not listed on the National Market System, shall be valued at the mean between closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Fixed income and preferred securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Due to continued volatility in the current market, valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

17

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2014

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

— Level 1 —	quoted prices in active markets for identical securities;

— Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

— Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The fair value of the Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/14	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes	$29,288,591	$—	$29,288,591	$—
U.S. Treasury Obligations	3,579,512	—	3,579,512	—

Total Investments	$32,868,103	$—	$32,868,103	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund

18

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2014

may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2014, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Gains and losses on principal paydowns from mortgage backed securities are recorded as interest income on the Statement of Operations. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to such fund.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

19

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2014

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Estabrook Capital Management LLC (“Estabrook” or the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.65% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 0.70% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. At April 30, 2014, the amount of potential recovery by the Adviser was as follows:

Expiration April 30, 2015	Expiration April 30, 2016	Expiration April 30, 2017
$270,765	$246,984	$223,993

For the year ended April 30, 2014, investment advisory fees accrued and waived were $204,504 and fees reimbursed by the Adviser were $19,489.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

20

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2014

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly account-based service fee based on the number of shareholder accounts subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2014 was $5,845. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2014, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$35,641,437	$35,241,851
U.S. Government Securities	7,564,418	5,231,797

21

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2014

4. Capital Share Transactions

For the years ended April 30, 2014 and April 30, 2013, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2014		For the Year Ended April 30, 2013

	Shares	Amount	Shares	Amount
Class I Shares
Sales	511,653	$5,317,535	1,241,776	$12,859,099
Reinvestments	90,410	929,535	72,625	758,453
Redemption Fees*	—	—	—	600
Redemptions	(301,570)	(3,160,957)	(67,658)	(699,687)

Net increase	300,493	$3,086,113	1,246,743	$12,918,465

*

There is a 1.00% redemption fee that may be charged on shares redeemed which have been held for 90 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net investment income, net realized gains and net assets were not affected by these adjustments. For the year ended April 30, 2014, these adjustments were to decrease undistributed net investment income and increase accumulated net realized gain by $29,859. These permanent differences were primarily attributable to the redesignation of dividends paid and sales of preferred securities.

22

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Concluded)

April 30, 2014

For the year ended April 30, 2014, the tax character of distributions paid by the Fund was $779,824 of ordinary income dividends and $201,465 of long-term capital gains dividends. For the year ended April 30, 2013, the tax character of distributions paid by the Fund was $756,368 of ordinary income dividends and $17,201 of long-term capital gains dividends. Distributions from net investment income and short-term capital gains were treated as ordinary income for federal income tax purposes.

As of April 30, 2014, components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Distributions Payable
$ —	$—	$96,424	$581,453	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$32,286,650

Gross unrealized appreciation	$650,362
Gross unrealized depreciation	(68,909)

Net unrealized appreciation	$581,453

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the“Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of April 30, 2014, the Fund did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

23

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Estabrook Investment Grade Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Estabrook Investment Grade Fixed Income Fund (the “Fund”) at April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented July 23, 2010 (commencement of operations) through April 30, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and portfolio of investments (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 24, 2014

24

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2014, the Fund paid $779,824 of ordinary income dividends and $201,465 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 100%.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

25

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 447-7443 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account.We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 447-7443.

27

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 447-7443.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	32	Optimum Fund Trust (registered investment company) (6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	32	None.

28

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	32	None.

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	32	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 Portfolio).

29

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	32	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

30

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.

JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.

SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

31

Investment Adviser

Estabrook Capital Management LLC

875 Third Avenue, 15th Floor

New York, NY 10022

Administrator and Fund Accounting Agent

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent and Dividend Disbursing Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Pricewaterhouse Coopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

ESTABROOK INVESTMENT

GRADE FIXED INCOME

FUND

of

FundVantage Trust

Class I Shares

ANNUAL REPORT

April 30, 2014

This report is submitted for the general information of the shareholders of the Estabrook Investment Grade Fixed Income Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Estabrook Investment Grade Fixed Income Fund.

GOTHAM FUNDS

of

FundVantage Trust

Gotham Absolute Return Fund

Gotham Enhanced Return Fund

Gotham Neutral Fund

Institutional Class Shares

ANNUAL REPORT

April 30, 2014

This report is submitted for the general information of the shareholders of the Gotham Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Gotham Funds.

GOTHAM FUNDS

Annual Investment Adviser’s Report

April 30, 2014

(Unaudited)

Dear Shareholder,

Gotham Absolute Return Fund (GARIX), which targets a net exposure between 50%-60%, returned 23.21% for the year ended April 30, 2014 (please visit www.GothamFunds.com to view standardized prior quarter-end performance). Over this period, the HFRX Equity Hedge Index, an index of equity hedge funds, returned 4.91% and the S&P 500® Index was up 20.44%. Since inception (August 31, 2012) to April 30, 2014, the cumulative returns are 41.27% for GARIX, 13.32% for the HFRX Equity Hedge Index and 38.76% for the S&P 500 Index.

Gotham Enhanced Return Fund (GENIX), which targets a 100% net exposure, returned 29.36% from inception (May 31, 2013) through April 30, 2014. Over this period, the HFRX Equity Hedge Index returned 4.05% and the S&P 500 Index was up 17.69%. Gotham Neutral Fund (GONIX), which seeks minimal correlation to the general stock market, returned 12.50% from inception (August 30, 2013) through April 30, 2014, in a very low interest rate environment.

All three funds are long/short equity hedge funds available in the form of a mutual fund. We select our long and short stock portfolios primarily from the U.S. large and mid-cap range. Our process begins with a research effort that seeks to value all of the companies in our investment universe. Our philosophy is simple. Although stock prices react to emotion over the short term, over the long term the market is very good at finding the fair value of stocks. Therefore, we believe that if we are good at valuing businesses (a share of stock represents a percentage ownership stake in a business), the market will agree with us...eventually.

For an individual stock, we believe the waiting period for the market to get it “right” is no more than 2 or 3 years in the vast majority of cases. For a group of stocks, we believe the average waiting period can often be much shorter. In other words, for us, there is a “true north” when it comes to the stock market. If we do a good job of analyzing and valuing companies, we believe the market will agree with us — even if it takes some time. This is crucial. No investment strategy, regardless of how good or logical, works all the time.

The important thing for us is to stick to our strategy even if it is not working over shorter time periods. Your Co-CIO’s have well over 50 years of combined investment experience valuing and investing in publicly traded businesses. We know how to value businesses by using various measures of absolute and relative value. So, that’s how we invest. We buy companies that are at the biggest discount to our assessment of value and sell short those companies that are most expensive relative to our assessment of value. We do not plan to change this strategy or adopt other methodologies when short term stock prices do not reflect the values that we see.

Together with our investment team (led by Director of Research, Adam Barth), we follow a systematic process of researching and valuing companies, investing in our long and short portfolios and adjusting positions daily to take advantage of changing stock prices and fundamental information. Currently, each fund holds over 300 stocks on the long side and is short over 300 stocks on the short side. Our positions are not equally weighted. Generally, the cheaper a company appears to us, the larger allocation it receives on the long side. For the short side, the more expensive a company appears relative to our assessment of value, the larger short allocation it receives. We manage our risks by requiring substantial portfolio diversification, setting maximum limits for sector concentration and by maintaining overall gross and net exposures within carefully defined ranges.

GOTHAM FUNDS

Annual Investment Adviser’s Report (Concluded)

April 30, 2014

(Unaudited)

Our long/short mutual funds offer three distinct ways to take advantage of Gotham’s investment process with varying degrees of general market exposure:

Fund	Targeted Exposure in Most Market Environments	Investment Objective
Gotham Absolute Return Fund (GARIX)	50% – 60% net long (e.g., 120% long – 60% short = 60% long)	Seeks long-term capital appreciation and to achieve positive returns during most annual periods in an efficient, risk-adjusted manner.
Gotham Enhanced Return Fund (GENIX)	100% net long (e.g., 170% long – 70% short = 100% long)	Seeks long-term capital appreciation greater than that of the S&P 500® Index over a full market cycle
Gotham Neutral Fund (GONIX)	Market Neutral	Seeks long-term capital appreciation with minimal correlation to the general stock market

(Please see www.GothamFunds.com for more information on Gotham’s Funds.)

Our hope for all of our funds is to achieve attractive returns from our long selections and also add value from our long/short spread. We believe that our long/short spread returns will be largely uncorrelated with the market’s returns in many market environments. Since, in our opinion, most of our shorts are high priced, with many eating through cash or achieving poor returns on capital, we expect that our long/short spreads will be particularly robust during poor market periods. This, we hope, will significantly help our spreads and add to overall returns in down markets.

Thank you for your investment in the Gotham Funds. We and our team will continue to work hard to achieve attractive returns for our investors for many years to come.

Sincerely,

Joel Greenblatt and Robert Goldstein

Managing Principals & Co-Chief Investment Officers of Gotham Asset Management, LLC

This letter is intended to assist shareholders in understanding how the funds performed during the period ended April 30, 2014 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the funds or the markets.

Portfolio composition is subject to change. The current and future holdings of the funds are subject to investment risk.

GOTHAM FUNDS

Gotham Absolute Return Fund

Annual Report

Performance Data

April 30, 2014

(Unaudited)

Comparison of Change in Value of $250,000 Investment in Gotham Absolute Return Fund Institutional Class Shares vs Hedge Fund Research Inc. (HFRX) Equity Hedge Index

Average Annual Total Returns For the Period Ended April 30, 2014
	1 Year	Since Inception*
Institutional Class Shares	23.21%	23.09%
HFRX Equity Hedge Index	4.91%	7.79	%**

* The Gotham Absolute Return Fund (the “Fund”) commenced operations on August 31, 2012.

** Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Institutional Class shares applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2013, are 4.18% and 3.24%, respectively, for Institutional Class Shares, of the Fund’s average daily net assets. This rate may fluctuate and may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, dividend and interest expense on securities sold short, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 2.25% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2017, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

The Fund intends to evaluate performance as compared to that of the Hedge Fund Research Inc. (HFRX) Equity Hedge Index (the “HFRX Equity Hedge Index”). The HFRX Equity Hedge Index is engineered to achieve representative performance of a larger universe of funds employing “Equity Hedge” strategies as defined herein. Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge strategy managers would typically maintain a position in equity securities of at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. It is impossible to invest directly in an index.

GOTHAM FUNDS

Gotham Absolute Return Fund

Annual Report

Performance Data

April 30, 2014

(Unaudited)

An investment in the Fund is subject to risk. The Fund seeks long-term capital appreciation and positive returns during most annual periods by investing in long and short positions of equity and equity-related securities, without limit on the market capitalization of the issuer. The potential loss on a short sale is in principle unlimited since there is no limit on the market appreciation of a shorted security. The securities issued by small-cap and mid-cap companies tend to be more volatile and less liquid than those of large-cap issuers. The Fund may have a high turnover of its portfolio securities, resulting in higher brokerage costs, which reduce the Fund’s returns. High turnover also may result in net taxable gain to shareholders, although the Adviser generally seeks to minimize and offset short-term capital gains. There can be no guarantee that the Fund will achieve its objectives.

GOTHAM FUNDS

Gotham Enhanced Return Fund

Annual Report

Performance Data

April 30, 2014

(Unaudited)

Comparison of Change in Value of $250,000 Investment in Gotham Enhance Return Fund Institutional Class vs the Standard & Poors 500® Composite Stock Price Index (“S&P 500® Index”)

Total Returns For the Period Ended April 30, 2014
	Since Inception†
Institutional Class Shares	29.36	%*
S&P 500® Index	17.69	%**

† Not Annualized.

* The Gotham Enhanced Return Fund (the “Fund”) commenced operations on May 31, 2013.

** Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Institutional Class shares applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross expenses, as stated in the current prospectus dated September 1, 2013, is 3.62%, for Institutional Class Shares, of the Fund’s average daily net assets. This rate may fluctuate and may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, dividend and interest expense on securities sold short, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 2.25% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2017, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

The Fund intends to evaluate performance as compared to that of the S&P 500®. The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. It is impossible to invest directly in an index.

An investment in the Fund is subject to risk. The Fund seeks long-term capital appreciation and positive returns during most annual periods by investing in long and short positions of equity and equity-related securities, without limit on the market capitalization of the issuer. The potential loss on a short sale is in principle unlimited since there is no limit on the market appreciation of a shorted security.

GOTHAM FUNDS

Gotham Enhanced Return Fund

Annual Report

Performance Data

April 30, 2014

(Unaudited)

The securities issued by small-cap and mid-cap companies tend to be more volatile and less liquid than those of large-cap issuers. The Fund may have a high turnover of its portfolio securities, resulting in higher brokerage costs, which reduce the Fund’s returns. High turnover also may result in net taxable gain to shareholders, although the Adviser generally seeks to minimize and offset short-term capital gains. The Fund is recently formed and has a limited history of operations. There can be no guarantee that the Fund will achieve its objectives.

GOTHAM FUNDS

Gotham Neutral Fund

Annual Report

Performance Data

April 30, 2014

(Unaudited)

Comparison of Change in Value of $250,000 Investment in Gotham Neutral Fund Institutional Class Shares vs BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

Total Returns For the Period Ended April 30, 2014
	Since Inception†
Institutional Class Shares	12.50	%*
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.04	%**

†	Not Annualized.

* The Gotham Neutral Fund (the “Fund”) commenced operations on August 30, 2013.

** Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Institutional Class shares applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross expenses, as stated in the current prospectus dated September 1, 2013, is 3.77%, for Institutional Class Shares, of the Fund’s average daily net assets. This rate may fluctuate and may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, dividend and interest expense on securities sold short, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 2.25% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2017, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

The Fund intends to evaluate performance as compared to that of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue. Results include the reinvestment of all distributions. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. It is impossible to invest directly in an index.

An investment in the Fund is subject to risk. The Fund seeks long-term capital appreciation and positive returns during most annual periods by investing in long and short positions of equity and equity-related securities, without limit on the market capitalization of the

GOTHAM FUNDS

Gotham Neutral Fund

Annual Report

Performance Data

April 30, 2014

(Unaudited)

issuer. The potential loss on a short sale is in principle unlimited since there is no limit on the market appreciation of a shorted security. The securities issued by small-cap and mid-cap companies tend to be more volatile and less liquid than those of large-cap issuers. The Fund may have a high turnover of its portfolio securities, resulting in higher brokerage costs, which reduce the Fund’s returns. High turnover also may result in net taxable gain to shareholders, although the Adviser generally seeks to minimize and offset short-term capital gains. The Fund is recently formed and has a limited history of operations. There can be no guarantee that the Fund will achieve its objectives.

GOTHAM FUNDS

Fund Expense Disclosure

April 30, 2014

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2013, and held for the entire period through April 30, 2014.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Gotham Funds - Institutional Class

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Annualized Expense Ratio*	Expenses Paid During Period*
Gotham Absolute Return Fund
Actual	$1,000.00	$1,103.30	2.97%	$15.49
Hypothetical (5% return before expenses)	1,000.00	1,010.05	2.97%	14.82

Gotham Enhanced Return Fund
Actual	$1,000.00	$1,160.20	3.55%	$19.01
Hypothetical (5% return before expenses)	1,000.00	1,007.19	3.55%	17.67

Gotham Neutral Fund
Actual	$1,000.00	$1,107.30	3.43%	$17.92
Hypothetical (5% return before expenses)	1,000.00	1,007.79	3.43%	17.08

*

Expenses are equal to the Funds’ annualized expense ratio, in the table above, which include waived fees or reimbursement expenses for the six-month period ended April 30, 2014, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Funds’ ending account value on the first line is based on the actual six month returns for the Institutional Class Shares of 10.33% for the Gotham Absolute Return Fund, 16.02%

GOTHAM FUNDS

Fund Expense Disclosure (Concluded)

April 30, 2014

(Unaudited)

for the Gotham Enhanced Return Fund and 10.73% for the Gotham Neutral Fund. These amounts include dividends paid on securities which the Funds have sold short (“short-sale dividends”) and related interest expense. The annualized amount of short-sale dividends and related interest expense was 0.78% of average net assets for the Gotham Absolute Return Fund, 1.29% for the Gotham Enhanced Return Fund and 1.18% for the Gotham Neutral Fund for the year ended April 30, 2014.

GOTHAM FUNDS

Portfolio Holdings Summary Tables

April 30, 2014

(Unaudited)

The following tables presents a summary by industry group of the portfolio holdings of the Funds:

Gotham Absolute Returned Fund

	% of Net Assets	Value
Common Stocks:
Capital Goods	18.7%	$289,781,984
Technology Hardware & Equipment	12.5	194,436,415
Software & Services	12.0	185,971,608
Retailing	11.4	176,121,908
Food, Beverage & Tobacco	10.6	164,325,179
Health Care Equipment & Services	7.5	116,786,061
Commercial & Professional Services	7.4	114,187,601
Consumer Durables & Apparel	6.6	102,449,599
Pharmaceuticals, Biotechnology & Life Sciences	5.1	78,499,442
Media	4.7	73,481,626
Semiconductors & Semiconductor Equipment	4.3	66,666,255
Automobiles & Components	4.1	62,827,962
Transportation	3.7	56,982,070
Household & Personal Products	3.6	55,111,666
Consumer Services	2.7	42,190,737
Telecommunications Services	2.1	32,821,857
Food & Staples Retailing	1.5	23,695,195
Securities Sold Short	(58.2)	(901,344,186)
Other Assets in Excess of Liabilities	39.7	615,216,729

NET ASSETS	100.0%	$1,550,209,708

Gotham Enhanced Returned Fund

	% of Net Assets	Value
Common Stocks:
Capital Goods	27.1%	$217,598,127
Software & Services	17.5	140,257,247
Technology Hardware & Equipment	16.3	131,283,749
Food, Beverage & Tobacco	16.2	130,210,008
Retailing	15.6	125,654,077
Health Care Equipment & Services	11.8	95,191,452
Commercial & Professional Services	11.4	91,261,026
Consumer Durables & Apparel	10.2	81,682,032
Pharmaceuticals, Biotechnology & Life Sciences	9.1	72,764,547
Media	6.3	50,700,176
Semiconductors & Semiconductor Equipment	5.7	45,684,914
Automobiles & Components	5.6	45,288,631
Consumer Services	5.3	42,795,690
Transportation	5.0	39,912,240
Household & Personal Products	4.2	33,848,085
Telecommunications Services	3.1	24,683,968
Food & Staples Retailing	2.4	18,965,233
Securities Sold Short	(73.5)	(590,299,039)
Other Assets in Excess of Liabilities	0.7	5,434,716

NET ASSETS	100.0%	$802,916,879

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Portfolio Holdings Summary Tables (Concluded)

April 30, 2014

(Unaudited)

Gotham Neutral Fund

	% of Net Assets	Value
Common Stocks:
Capital Goods	17.6%	$40,272,772
Retailing	12.6	28,712,986
Software & Services	11.8	26,916,972
Food, Beverage & Tobacco	11.2	25,720,269
Technology Hardware & Equipment	11.2	25,583,593
Health Care Equipment & Services	8.4	19,119,336
Commercial & Professional Services	8.2	18,734,216
Consumer Durables & Apparel	6.7	15,359,106
Pharmaceuticals, Biotechnology & Life Sciences	5.4	12,452,241
Media	4.4	10,074,424
Household & Personal Products	4.1	9,361,396
Transportation	4.0	9,071,766
Automobiles & Components	3.5	7,928,879
Semiconductors & Semiconductor Equipment	3.4	7,744,978
Consumer Services	2.6	5,848,014
Telecommunications Services	2.3	5,381,859
Food & Staples Retailing	1.7	3,801,107
Securities Sold Short	(95.1)	(217,259,809)
Other Assets in Excess of Liabilities	76.0	173,647,495

NET ASSETS	100.0%	$228,471,600

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments

April 30, 2014

	Number
	of Shares	Value
LONG POSITIONS - 118.5%
COMMON STOCKS — 118.5%
Automobiles & Components — 4.1%
Allison Transmission Holdings, Inc.	94,262	$2,812,778
American Axle & Manufacturing Holdings, Inc.*†	546,065	9,638,047
Cooper Tire & Rubber Co.†	53,144	1,336,572
Dana Holding Corp.†	412,788	8,738,722
Federal-Mogul Holdings Corp.*	50,273	865,701
Gentex Corp.†	393,578	11,283,881
Goodyear Tire & Rubber Co. (The)†	72,655	1,830,906
Johnson Controls, Inc.†	164,976	7,447,017
Modine Manufacturing Co.*†	205,867	3,392,688
Remy International, Inc.	30,886	819,097
Standard Motor Products, Inc.†	70,620	2,682,854
Tenneco, Inc.*†	172,989	10,356,851
TRW Automotive Holdings Corp.*†	19,334	1,553,487
Visteon Corp.*†	799	69,361

		62,827,962

Capital Goods — 18.7%
AAON, Inc.†	79,629	2,257,482
AAR Corp.†	151,807	3,931,801
Aceto Corp.†	219,505	4,802,769
AECOM Technology Corp.*†	226,127	7,331,037
Aegion Corp.*†	62,374	1,589,913
AGCO Corp.†	3,611	201,133
Alamo Group, Inc.†	23,730	1,260,538
Albany International Corp., Class A	4,787	172,236
Alliant Techsystems, Inc.†	777	112,059
Altra Industrial Motion Corp.†	4,779	163,251
Applied Industrial Technologies, Inc.† .	63,574	3,046,466
Babcock & Wilcox Co. (The)†	150,168	5,224,345
Blount International, Inc.*†	184,568	2,061,625
Brady Corp., Class A†	174,444	4,498,911
Briggs & Stratton Corp.†	300,267	6,416,706
Carlisle Cos., Inc.†	11,441	941,022
Caterpillar, Inc.†	124,220	13,092,788
Chicago Bridge & Iron Co. NV (Netherlands)	100,409	8,039,749
CIRCOR International, Inc.†	56,393	4,579,676
Comfort Systems USA, Inc.†	121,688	1,825,320
Danaher Corp.†	91,417	6,708,179
Donaldson Co., Inc.†	99,000	4,166,910
Dover Corp.†	55,436	4,789,670
DXP Enterprises, Inc.*†	25,431	2,879,044
EMCOR Group, Inc.	3,239	148,962
EnerSys, Inc.†	49,871	3,370,282
Engility Holdings, Inc.*	44,224	1,929,935

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
EnPro Industries, Inc.*†	14,116	$1,005,200
ESCO Technologies, Inc.	5,901	197,211
Exelis, Inc.	90,773	1,682,931
Federal Signal Corp.*†	255,875	3,884,182
Fluor Corp.†	39,127	2,961,914
General Cable Corp.†	156,309	4,004,637
General Dynamics Corp.	25,069	2,743,802
Gorman-Rupp Co. (The)†	32,988	1,024,277
Honeywell International, Inc.†	32,944	3,060,498
Huntington Ingalls Industries, Inc.†	72,405	7,457,715
Hyster-Yale Materials Handling, Inc.† .	29,596	2,852,758
IDEX Corp†	144,731	10,792,591
Illinois Tool Works, Inc.†	94,416	8,047,076
Joy Global, Inc.†	25,774	1,556,234
L-3 Communications Holdings, Inc.	8,115	936,228
Lincoln Electric Holdings, Inc.†	168,317	11,245,259
Lockheed Martin Corp.†	60,672	9,958,702
Manitowoc Co., Inc. (The)†	257,237	8,174,992
Masco Corp.†	476,410	9,571,077
Meritor, Inc.*†	225,683	2,678,857
Moog, Inc., Class A*†	34,455	2,255,080
MRC Global, Inc.*†	124,162	3,624,289
Nortek, Inc.*	479	39,355
Northrop Grumman Corp.†	34,371	4,176,420
Orbital Sciences Corp.*	41,797	1,228,832
Pentair, Ltd.†	125,833	9,348,134
Polypore International, Inc.*(a)	267,875	9,289,905
Precision Castparts Corp.†	28,782	7,284,436
Quanex Building Products Corp.	4,978	93,786
Raytheon Co.†	8,134	776,634
Regal-Beloit Corp.†	7,444	556,290
Rockwell Automation, Inc.†	855	101,899
Roper Industries, Inc.†	46,819	6,505,500
Simpson Manufacturing Co., Inc.†	138,231	4,532,594
SPX Corp.†	127,948	13,030,224
Standex International Corp.†	38,533	2,287,704
Teledyne Technologies, Inc.*	2,904	269,665
Terex Corp.†	195,053	8,443,844
Thermon Group Holdings, Inc.*†	130,123	3,099,530
Toro Co. (The)	17,213	1,093,714
URS Corp.†	24,062	1,133,801
Valmont Industries, Inc.†	44,744	6,662,829
Watts Water Technologies, Inc., Class A†	73,582	3,914,562

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

April 30, 2014

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
WESCO International, Inc.*†	109,576	$9,618,581
WW Grainger, Inc.	4,074	1,036,426

		289,781,984

Commercial & Professional Services — 7.4%
ACCO Brands Corp.*†	531,952	3,260,866
Brink’s Co. (The)†	298,971	7,605,822
Cintas Corp.†	140,925	8,304,710
Deluxe Corp.†	5,436	298,708
Dun & Bradstreet Corp. (The)†	18,608	2,061,022
Exponent, Inc.†	22,841	1,608,463
FTI Consulting, Inc.*†	96,353	3,304,908
G & K Services, Inc., Class A†	65,550	3,470,217
Huron Consulting Group, Inc.*	41,855	2,980,076
ICF International, Inc.*†	76,514	2,981,751
Insperity, Inc.†	54,337	1,742,044
Kelly Services, Inc., Class A	28,717	604,780
Kforce, Inc†	17,794	411,397
Kimball International, Inc., Class B	7,927	132,857
Korn Ferry International*†	139,438	4,050,674
Manpowergroup, Inc.†	133,253	10,838,799
Navigant Consulting, Inc.*†	171,641	2,883,569
On Assignment, Inc.*†	31,426	1,099,910
Pitney Bowes, Inc.†	260,380	6,978,184
Quad Graphics, Inc.	89,306	1,933,475
Republic Services, Inc.†	10,960	384,586
Robert Half International, Inc.	2,678	119,974
RPX Corp.*†	256,160	4,195,901
RR Donnelley & Sons Co.†	372,396	6,554,170
Steelcase, Inc., Class A†	420,785	6,934,537
Tetra Tech, Inc.*†	73,476	2,106,557
Towers Watson & Co., Class A†	56,077	6,292,961
Tyco International, Ltd. (Switzerland)†	136,949	5,601,214
UniFirst Corp.†	59,113	5,689,035
United Stationers, Inc.	4,558	171,062
Waste Connections, Inc.†	130,311	5,819,689
Waste Management, Inc.	57,826	2,570,366
West Corp.†	49,089	1,195,317

		114,187,601

Consumer Durables & Apparel — 6.6%
Columbia Sportswear Co.†	83,102	7,145,110
Crocs, Inc.*†	8,764	132,599
Deckers Outdoor Corp.*†	150,184	11,857,027
Ethan Allen Interiors, Inc.†	211,146	5,126,625

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
Fossil Group, Inc.*†	80,871	$8,624,892
G-III Apparel Group Ltd.*†	39,872	2,861,613
Hanesbrands, Inc.†	38,551	3,164,652
La-Z-Boy, Inc.†	312,582	7,573,862
Newell Rubbermaid, Inc.†	246,736	7,429,221
NVR, Inc.*	5,366	5,779,182
PulteGroup, Inc.†	641,359	11,794,592
Skechers U.S.A., Inc., Class A*	16,207	664,325
Smith & Wesson Holding Corp.*(a)	324,920	4,987,522
Steven Madden, Ltd.*†	153,964	5,482,658
Sturm Ruger & Co., Inc.(a)	119,190	7,669,876
Tupperware Brands Corp.†	3,379	286,911
Vera Bradley, Inc.*†(a)	208,289	5,894,579
Whirlpool Corp.†	974	149,392
Wolverine World Wide, Inc.†	207,294	5,824,961

		102,449,599

Consumer Services — 2.7%
American Public Education, Inc.*†	130,181	4,504,263
Apollo Education Group, Inc.*†	152,152	4,391,107
Bally Technologies, Inc.*†	6,821	444,115
Boyd Gaming Corp.*†	606,618	7,170,225
Bridgepoint Education, Inc.*†	14,997	237,702
Capella Education Co.†	28,817	1,681,760
Choice Hotels International, Inc.	1,902	84,030
DineEquity, Inc.	13,937	1,056,564
Education Management Corp.*†(a)	109,748	435,700
Grand Canyon Education, Inc.*	3,609	155,620
Hillenbrand, Inc.†	164,515	5,001,256
Interval Leisure Group, Inc.†	5,980	154,105
Jack in the Box, Inc.*	7,169	383,828
Las Vegas Sands Corp.†	65,166	5,156,586
Matthews International Corp., Class A	56,067	2,262,303
Multimedia Games Holding Co., Inc.*	6,826	199,319
Speedway Motorsports, Inc.†	23,371	425,118
Weight Watchers International, Inc.(a)	362,590	7,179,282
Wyndham Worldwide Corp.	17,772	1,267,854

		42,190,737

Food & Staples Retailing — 1.5%
Rite Aid Corp.*†	1,158,145	8,454,458
SUPERVALU, Inc.*†	1,396,628	9,762,430
Sysco Corp.†	150,379	5,478,307

		23,695,195

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

April 30, 2014

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — 10.6%
Altria Group, Inc.†	46,005	$1,845,261
Archer-Daniels-Midland Co.†	207,881	9,090,636
Bunge, Ltd. (Bermuda)†	166,042	13,225,245
Coca-Cola Bottling Co. Consolidated†	7,298	600,115
ConAgra Foods, Inc.†	408,175	12,453,419
Cott Corp. (Canada)†	297,293	2,414,019
Diamond Foods, Inc.*	4,042	123,564
Dr Pepper Snapple Group, Inc.†	187,411	10,386,318
General Mills, Inc.†	69,626	3,691,571
Hillshire Brands Co. (The)†	314,775	11,221,729
Hormel Foods Corp.†	162,457	7,747,574
Ingredion, Inc.†	71,746	5,054,506
JM Smucker Co. (The)†	50,404	4,873,059
Kellogg Co.†	48,800	3,261,304
Keurig Green Mountain, Inc.†	128,209	12,010,619
Kraft Foods Group, Inc.†	135,616	7,711,126
Lancaster Colony Corp.†	48,199	4,573,121
Monster Beverage Corp.*	18,806	1,259,250
PepsiCo, Inc.†	29,538	2,537,019
Philip Morris International, Inc.†	55,204	4,716,078
Pilgrim’s Pride Corp.*†	530,609	11,599,113
Sanderson Farms, Inc.†	164,877	13,564,431
Snyder’s-Lance, Inc.	27,908	741,236
Tootsie Roll Industries, Inc.	5,894	166,152
Tyson Foods, Inc., Class A†	195,237	8,194,097
Universal Corp.	2,602	141,991
Vector Group, Ltd.(a)	522,189	11,122,626

		164,325,179

Health Care Equipment & Services — 7.5%
ABIOMED, Inc.*†(a)	8,177	193,713
Align Technology, Inc.*†	97,710	4,923,607
AMN Healthcare Services, Inc.*†	250,177	3,122,209
Amsurg Corp.*†	33,419	1,447,377
Analogic Corp.†	14,423	1,082,879
Cardinal Health, Inc.†	152,337	10,588,945
CareFusion Corp.*†	63,382	2,475,701
Chemed Corp	34,970	2,911,952
Community Health Systems, Inc.*†	10,364	392,692
Corvel Corp.*†	10,482	477,350
DaVita HealthCare Partners, Inc.*†	66,848	4,632,566
Edwards Lifesciences Corp.*	16,748	1,364,460
Emeritus Corp.*	43,585	1,300,141
Express Scripts Holding Co.*†	69,504	4,627,576

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Globus Medical, Inc., Class A*	81,966	$2,001,610
Greatbatch, Inc.*†	88,330	4,065,830
Hanger, Inc.*†	19,322	669,894
HCA Holdings, Inc.*†	1,262	65,624
Henry Schein, Inc.*†	44,084	5,035,715
Hill-Rom Holdings, Inc.†	45,178	1,687,850
HMS Holdings Corp.*	27,103	438,256
ICU Medical, Inc.*†	109,346	6,099,320
Intuitive Surgical, Inc.*	3,611	1,306,099
Kindred Healthcare, Inc.†	122,239	3,068,199
Masimo Corp.*†	5,323	142,443
MedAssets, Inc.*	2,041	46,596
MEDNAX, Inc.*†	63,561	3,765,989
Medtronic, Inc.†	126,773	7,456,788
National Healthcare Corp.	442	24,191
Natus Medical, Inc.*†	307,665	7,639,322
Omnicare, Inc.†	47,094	2,791,261
Omnicell, Inc.*	5,441	144,078
Owens & Minor, Inc.†	1,527	51,216
PharMerica Corp.*†	247,155	6,720,144
Quality Systems, Inc.†	440,394	6,504,619
Select Medical Holdings Corp.†	125,755	1,755,540
Universal Health Services, Inc., Class B†	139,166	11,382,387
Varian Medical Systems, Inc.*	14,824	1,179,249
VCA Antech, Inc.*	104,560	3,202,673

		116,786,061

Household & Personal Products — 3.6%
Avon Products, Inc.†	849,251	12,976,555
Clorox Co. (The)†	35,141	3,187,289
Energizer Holdings, Inc.†	126,106	14,084,779
Inter Parfums, Inc.†	62,944	2,303,121
Kimberly-Clark Corp.†	94,411	10,597,635
Procter & Gamble Co. (The)	17,369	1,433,811
Spectrum Brands Holdings, Inc.†	137,036	10,528,476

		55,111,666

Media — 4.7%
Cablevision Systems Corp., Class A†	265,749	4,438,008
CBS Corp., Class B†	133,015	7,682,946
Clear Channel Outdoor Holdings, Inc., Class A†	137,467	1,102,485
Comcast Corp., Class A†	156,699	8,110,740
Cumulus Media, Inc., Class A*†	152,204	975,628
DIRECTV*	18,196	1,412,010

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

April 30, 2014

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Media — (Continued)
Loral Space & Communications, Inc.*†	69,798	$5,024,758
Morningstar, Inc.	4,941	362,324
New York Times Co. (The), Class A†	236,530	3,803,402
News Corp., Class A*†	687,415	11,699,803
Omnicom Group, Inc.†	134,325	9,091,116
Scholastic Corp.†	198	6,516
Starz, Class A*†	151,837	4,899,781
Time Warner Cable, Inc.†	67	9,478
Time Warner, Inc.†	144,202	9,583,665
Walt Disney Co. (The)†	66,536	5,278,966

		73,481,626

Pharmaceuticals, Biotechnology & Life Sciences — 5.1%
AbbVie, Inc.†	26,284	1,368,871
Allergan, Inc.†	2,588	429,194
Bruker Corp.*†	120,336	2,486,142
Covance, Inc.*†	51,702	4,564,253
Emergent Biosolutions, Inc.*†	162,843	4,292,541
Endo International PLC*†	3,226	203,061
Gilead Sciences, Inc.*†	122,218	9,592,891
Myriad Genetics, Inc.*(a)	205,615	8,679,009
PAREXEL International Corp.*†	103,506	4,693,997
PDL BioPharma, Inc.†	446,149	3,787,805
Pfizer, Inc.†	383,606	11,999,196
Questcor Pharmaceuticals, Inc.†	79,722	6,551,554
Salix Pharmaceuticals, Ltd.*†	104,309	11,473,990
United Therapeutics Corp.*†	83,761	8,376,938

		78,499,442

Retailing — 11.4%
ANN, Inc.*†	81,298	3,186,069
AutoNation, Inc.*	49,152	2,604,564
Bed Bath & Beyond, Inc.*†	155,454	9,658,357
Best Buy Co., Inc.†	213,348	5,532,114
Big Lots, Inc.*†	31,427	1,241,366
Brown Shoe Co., Inc.†	134,958	3,183,659
Buckle, Inc. (The)†	96,346	4,527,299
Burlington Stores, Inc.*†	54,862	1,425,863
Cato Corp. (The)†	66,984	1,908,374
Children’s Place Retail Stores, Inc. (The)†	136,389	6,546,672
Core-Mark Holding Co., Inc.	9,943	800,809
Dillard’s, Inc., Class A†	58,402	5,719,308
Dollar General Corp.*†	86,888	4,903,959
Dollar Tree, Inc.*†	141,017	7,342,755

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
DSW, Inc., Class A†	290,602	$9,703,201
Express, Inc.*†	621,608	9,056,829
Finish Line, Inc. (The), Class A	39,906	1,098,612
Gamestop Corp., Class A†	27,710	1,099,533
Gap, Inc. (The)†	93,180	3,661,974
Guess?, Inc.†	415,973	11,193,833
Haverty Furniture Cos., Inc.†	99,696	2,546,236
Home Depot, Inc. (The)†	30,272	2,406,927
HSN, Inc.†	91,289	5,298,414
Jos A Bank Clothiers, Inc.*(a)	132,892	8,578,179
Kohl’s Corp.†	151,070	8,277,125
Lands’ End, Inc.*(a)	33,274	920,026
Lithia Motors, Inc., Class A†	70	5,200
Lowe’s Cos., Inc.†	211,673	9,717,907
Macy’s, Inc.†	109,455	6,286,001
Men’s Wearhouse, Inc. (The)†	9,452	447,836
Murphy USA, Inc.*†	20,296	862,580
Orbitz Worldwide, Inc.*	11,545	84,856
O’Reilly Automotive, Inc.*	6,705	997,637
Outerwall, Inc.*	175,791	12,191,106
PetSmart, Inc.†	2,369	160,334
Pier 1 Imports, Inc.†	225,305	4,114,069
Sally Beauty Holdings, Inc.*†	218,281	5,983,082
TJX Cos., Inc.†	63,789	3,711,244
Urban Outfitters, Inc.*†	177,843	6,340,992
Zumiez, Inc.*†	114,397	2,797,007

		176,121,908

Semiconductors & Semiconductor Equipment — 4.3%
Cabot Microelectronics Corp.*†	118,816	5,153,050
Cirrus Logic, Inc.*†	527,881	11,771,746
Fairchild Semiconductor International, Inc.*†	549,065	6,989,597
Freescale Semiconductor Ltd. (Bermuda)*†	29,857	655,958
Integrated Device Technology, Inc.*†	340,136	3,969,387
Intersil Corp., Class A†	439,378	5,421,925
KLA-Tencor Corp.†	79,227	5,069,736
Lattice Semiconductor Corp.*†	489,834	4,124,402
MKS Instruments, Inc.†	52,368	1,474,159
OmniVision Technologies, Inc.*†	339,714	6,634,614
ON Semiconductor Corp.*†	230,093	2,165,175
Skyworks Solutions, Inc.*†	124,170	5,097,178
Texas Instruments, Inc.†	152,203	6,917,626

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

April 30, 2014

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
Xilinx, Inc.	25,889	$1,221,702

		66,666,255

Software & Services — 12.0%
ACI Worldwide, Inc.*†	35,686	2,039,455
Activision Blizzard, Inc.†	281,769	5,638,198
Acxiom Corp.*†	190,311	5,374,383
Amdocs Ltd. (Channel Islands)†	88,396	4,113,066
ANSYS, Inc.*†	24,684	1,883,636
Bankrate, Inc.*†	129,726	2,272,800
Blackhawk Network Holdings, Inc., Class B*	1,695	39,036
Blucora, Inc.*†	75,739	1,457,976
Booz Allen Hamilton Holding Corp.†	171,003	3,974,110
CA Inc.†	345,723	10,420,091
CACI International, Inc., Class A*†	3,701	257,775
Computer Sciences Corp.†	165,634	9,802,220
Comverse, Inc.*†	98,981	2,468,586
Convergys Corp.†	128,388	2,765,478
Conversant, Inc.*†	369,885	9,039,989
CoreLogic, Inc.*†	16,026	449,209
CSG Systems International, Inc.†	64,831	1,708,945
DST Systems, Inc.	1,820	167,786
FactSet Research Systems, Inc.†(a)	20,141	2,145,016
Heartland Payment Systems, Inc.	11,348	464,587
IAC/InterActiveCorp.	90,172	5,976,600
iGATE Corp.*†	45,919	1,680,635
Liquidity Services, Inc.*†	473,659	8,170,618
ManTech International Corp., Class A†	172,521	5,146,301
Mentor Graphics Corp.†	274,571	5,683,620
MICROS Systems, Inc.*†	66,447	3,422,020
MicroStrategy, Inc., Class A*†	3,862	468,963
Monster Worldwide, Inc.*†	650,988	4,485,307
NeuStar, Inc., Class A*†	426,555	10,970,995
Oracle Corp.†	44,743	1,829,094
Paychex, Inc.†	37,414	1,564,279
Pegasystems, Inc.†	16,633	275,609
Progress Software Corp.*†	183,081	3,928,918
PTC, Inc.*†	122,828	4,344,426
Rovi Corp.*	28,512	635,532
Sapient Corp.*	109,585	1,782,948
Science Applications International Corp.	48,136	1,877,304
Stamps.com, Inc.*†	112,972	3,921,258

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Symantec Corp.†	485,959	$9,855,249
Syntel, Inc.*†	5,423	435,575
Take-Two Interactive Software, Inc.*†	614,000	12,513,320
TeleTech Holdings, Inc.*†	132,621	3,200,145
VeriSign, Inc.*	79,737	3,761,992
Virtusa Corp.*†	30,152	994,111
Visa, Inc., Class A	26,625	5,394,491
Western Union Co. (The)†	541,086	8,587,035
Xerox Corp.†	709,919	8,582,921

		185,971,608

Technology Hardware & Equipment — 12.5%
Anixter International, Inc.†	134,008	13,130,104
Apple, Inc.†	11,567	6,825,571
Arrow Electronics, Inc.*†	81,420	4,620,585
Avnet, Inc.†	18,177	783,974
AVX Corp.†	66,984	894,236
Belden, Inc.†	103,698	7,653,949
Benchmark Electronics, Inc.*†	34,187	792,455
Brocade Communications Systems, Inc.*†	1,188,200	11,062,142
CDW Corp.†	76,853	2,166,486
Checkpoint Systems, Inc.*†	94,045	1,200,955
Coherent, Inc.*†	94,661	5,652,208
CommScope Holding Co., Inc.*	6,033	160,960
CTS Corp.†	52,197	928,585
Daktronics, Inc.†	146,200	1,903,524
Diebold, Inc.†	119,660	4,500,413
Dolby Laboratories, Inc., Class A*	7,238	288,434
F5 Networks, Inc.*†	69,927	7,354,223
Fabrinet (Cayman Islands)*†	146,566	3,165,826
FARO Technologies, Inc.*†	19,475	777,052
FEI Co.†	74,428	5,918,515
FLIR Systems, Inc.†	84,191	2,865,862
Harris Corp.†	35,193	2,587,389
Hewlett-Packard Co.†	299,614	9,905,239
Ingram Micro, Inc., Class A*†	182,419	4,918,016
Insight Enterprises, Inc.*†	160,757	4,198,973
InterDigital, Inc.†	267,555	9,289,510
IPG Photonics Corp.*	10,356	669,308
Lexmark International, Inc., Class A†	40,316	1,733,588
Motorola Solutions, Inc.†	145,803	9,270,155
NetApp, Inc.†	346,409	12,335,624
NETGEAR, Inc.*†	24,048	776,750
Newport Corp.*†	133,253	2,489,166

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

April 30, 2014

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Plantronics, Inc.	3,339	$145,480
Plexus Corp.*†	111,390	4,669,469
QLogic Corp.*†	397,580	4,603,976
QUALCOMM, Inc.†	47,740	3,757,615
Rogers Corp.*†	64,394	3,864,928
SanDisk Corp.†	136,019	11,557,534
Sanmina Corp.*†	159,576	3,231,414
ScanSource, Inc.*†	122,825	4,717,708
TE Connectivity, Ltd. (Switzerland)*†	7,927	467,534
Tech Data Corp.*	4,880	304,951
Ubiquiti Networks, Inc.*(a)	118,119	4,574,749
Universal Display Corp.*(a)	91,440	2,382,012
Vishay Intertechnology, Inc.†	404,960	5,758,531
Western Digital Corp.†	20,984	1,849,320
Zebra Technologies Corp., Class A*†	24,934	1,731,417

		194,436,415

Telecommunication Services — 2.1%
Atlantic Tele-Network, Inc.†	61,961	3,666,232
Cincinnati Bell, Inc.*†	131,538	440,652
Consolidated Communications Holdings, Inc.†	45,043	897,257
Frontier Communications Corp.†	1,845,832	10,982,700
Verizon Communications, Inc.†	203,620	9,515,163
Windstream Holdings, Inc.†	807,040	7,319,853

		32,821,857

Transportation — 3.7%
Arkansas Best Corp.†	135,452	5,339,518
CH Robinson Worldwide, Inc.†	39,517	2,327,551
CSX Corp.†	7,919	223,474
Expeditors International of Washington, Inc.†	275,554	11,363,847
Genesee & Wyoming, Inc., Class A*	31,340	3,102,973
Kirby Corp.*†	95,043	9,563,227
Matson, Inc.†	216,436	5,127,369
Norfolk Southern Corp.†	49,341	4,664,205
Union Pacific Corp.†	31,816	6,058,721
United Parcel Service, Inc., Class B†	30,366	2,991,051
Werner Enterprises, Inc.†	242,974	6,220,134

		56,982,070

TOTAL COMMON STOCKS (Cost $1,794,947,855)		1,836,337,165

	Number
	of Shares	Value
TOTAL LONG POSITIONS - 118.5%		$1,836,337,165

(Cost $1,794,947,855)

SHORT POSITIONS - (58.2)%
COMMON STOCKS — (58.2)%
Automobiles & Components — (0.8)%
BorgWarner, Inc.	(11,242)	(698,578)
Cooper-Standard Holding, Inc.*	(9,178)	(621,810)
Dorman Products, Inc.*	(46,942)	(2,701,512)
Drew Industries, Inc.	(12,729)	(640,523)
Fox Factory Holding Corp.*	(46,425)	(788,761)
Gentherm, Inc.*	(66,718)	(2,425,199)
Lear Corp.	(18,546)	(1,540,431)
Superior Industries International, Inc.	(3,581)	(75,702)
Winnebago Industries, Inc.*	(99,484)	(2,377,668)

		(11,870,184)

Capital Goods — (8.9)%
Actuant Corp., Class A	(57,079)	(1,932,695)
Apogee Enterprises, Inc.	(116,713)	(3,707,972)
Armstrong World Industries, Inc.*	(93,327)	(4,905,267)
Astec Industries, Inc.	(105,561)	(4,217,162)
AZZ, Inc.	(112,071)	(4,866,123)
Barnes Group, Inc.	(13,944)	(537,123)
Beacon Roofing Supply, Inc.*	(19,901)	(708,078)
Builders FirstSource, Inc.*	(18,248)	(143,247)
Chart Industries, Inc.*	(54,295)	(3,704,005)
CLARCOR, Inc.	(83,749)	(4,837,342)
Colfax Corp.*	(17,048)	(1,227,115)
Crane Co.	(63,613)	(4,626,573)
Cummins, Inc.	(22,653)	(3,417,205)
Deere & Co.	(8,985)	(838,660)
Fastenal Co.	(87,653)	(4,389,662)
Fortune Brands Home & Security, Inc.	(22,219)	(885,427)
Generac Holdings, Inc.	(15,316)	(901,806)
Graco, Inc.	(3,186)	(230,985)
GrafTech International Ltd.*	(431,677)	(4,839,099)
HD Supply Holdings, Inc.*	(106,269)	(2,739,615)
Hubbell, Inc., Class B	(7,411)	(872,423)
II-VI, Inc.*	(270,469)	(3,894,754)
Ingersoll-Rand PLC	(2,837)	(169,653)
ITT Corp.	(47,386)	(2,044,232)
John Bean Technologies Corp.	(5,329)	(154,488)
Kaman Corp.	(75,195)	(3,155,934)
Kennametal, Inc.	(137,138)	(6,408,459)
Lennox International, Inc.	(6,703)	(561,912)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

April 30, 2014

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Masonite International Corp.*	(57,695)	$(3,178,994)
Middleby Corp. (The)*	(11,877)	(2,998,705)
MSC Industrial Direct Co., Inc., Class A	(18,387)	(1,674,320)
Mueller Industries, Inc.	(89,282)	(2,583,821)
NCI Building Systems, Inc.*	(194,052)	(3,034,973)
Nordson Corp.	(16,409)	(1,220,009)
Oshkosh Corp.	(21,109)	(1,171,761)
Owens Corning	(110,815)	(4,526,793)
Powell Industries, Inc.	(34,250)	(2,168,710)
Power Solutions International, Inc.*	(58,606)	(4,849,646)
Raven Industries, Inc.	(95,719)	(2,957,717)
RBC Bearings, Inc.*	(69,918)	(4,353,095)
Rexnord Corp.*	(108,603)	(2,904,044)
Rush Enterprises, Inc., Class A*	(82,792)	(2,657,623)
Stanley Black & Decker, Inc.	(8,308)	(713,574)
Sun Hydraulics Corp.	(55,853)	(2,283,271)
Tennant Co.	(17,869)	(1,139,864)
Textainer Group Holdings Ltd., (Bermuda)	(24,629)	(967,920)
Timken Co.	(14,537)	(916,994)
Titan International, Inc.	(296,408)	(5,190,104)
Trex Co., Inc.*	(42,503)	(3,337,336)
TriMas Corp.*	(116,413)	(4,174,570)
Universal Forest Products, Inc.	(19,477)	(983,394)
WABCO Holdings, Inc.*	(42,079)	(4,502,874)
Wabtec Corp.	(42,283)	(3,152,198)
Woodward, Inc.	(2,589)	(116,065)

		(138,675,391)

Commercial & Professional Services — (3.6)%
ABM Industries, Inc.	(120,756)	(3,271,280)
Acacia Research Corp.	(264,541)	(4,243,238)
ADT Corp. (The)	(78,195)	(2,364,617)
Advisory Board Co. (The)*	(94,631)	(5,418,571)
Copart, Inc.*	(41,863)	(1,518,371)
Corporate Executive Board Co. (The)	(18,264)	(1,260,581)
Covanta Holding Corp.	(40,135)	(740,491)
EnerNOC, Inc.*	(139,398)	(3,289,793)
Equifax, Inc.	(16,929)	(1,198,742)
Healthcare Services Group, Inc.	(161,631)	(4,703,462)
Herman Miller, Inc.	(45,384)	(1,399,189)
HNI Corp.	(6,630)	(233,575)
IHS, Inc., Class A*	(15,085)	(1,819,704)
Interface, Inc.	(285,363)	(5,133,680)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Commercial & Professional Services — (Continued)
Iron Mountain, Inc.	(111,933)	$(3,183,375)
KAR Auction Services, Inc.	(22,472)	(669,216)
Knoll, Inc.	(144,420)	(2,627,000)
Mistras Group, Inc.*	(85,218)	(1,935,301)
MSA Safety, Inc.	(49,269)	(2,598,940)
Nielsen Holdings NV (Netherlands)	(70,860)	(3,326,877)
Rollins, Inc.	(37,801)	(1,137,054)
TrueBlue, Inc.*	(950)	(25,412)
US Ecology, Inc.	(25,192)	(1,124,823)
WageWorks, Inc.*	(74,927)	(3,174,657)

		(56,397,949)

Consumer Durables & Apparel — (4.5)%
Arctic Cat, Inc.	(132,347)	(5,411,669)
Brunswick Corp.	(76,113)	(3,058,981)
Callaway Golf Co.	(530,152)	(4,617,624)
Carter’s, Inc.	(80,234)	(5,910,036)
Garmin, Ltd. (Switzerland)	(8,659)	(494,429)
Harman International Industries, Inc.	(24,261)	(2,659,248)
Hasbro, Inc.	(51,818)	(2,863,463)
Helen of Troy Ltd. (Bermuda)*	(386)	(24,202)
Iconix Brand Group, Inc.*	(127,310)	(5,410,675)
iRobot Corp.*	(108,410)	(3,631,735)
Kate Spade & Co.*	(69,915)	(2,430,945)
Leggett & Platt, Inc.	(21,115)	(693,839)
Libbey, Inc.*	(6,750)	(180,022)
Mohawk Industries, Inc.*	(42,941)	(5,685,818)
Movado Group, Inc.	(35,582)	(1,397,661)
Oxford Industries, Inc.	(45,660)	(3,014,017)
Polaris Industries, Inc.	(35,532)	(4,773,014)
PVH Corp.	(37,152)	(4,665,177)
Tempur Sealy International, Inc.*	(98,072)	(4,921,253)
Tumi Holdings, Inc.*	(16,956)	(346,242)
Under Armour, Inc., Class A*	(109,685)	(5,362,500)
Vince Holding Corp.*	(51,121)	(1,406,339)

		(68,958,889)

Consumer Services — (7.5)%
ARAMARK Holdings Corp.	(80,221)	(2,261,429)
BJ’s Restaurants, Inc.*	(169,115)	(4,828,233)
Bloomin’ Brands, Inc.*	(179,396)	(3,824,723)
Bob Evans Farms, Inc.	(136,767)	(6,410,269)
Bright Horizons Family Solutions, Inc.*	(87,575)	(3,571,308)
Burger King Worldwide, Inc.	(125,908)	(3,289,976)
Carnival Corp. (Panama)	(154,291)	(6,065,179)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

April 30, 2014

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — (Continued)
Cheesecake Factory, Inc. (The)	(62,989)	$(2,827,576)
Chipotle Mexican Grill, Inc.*	(1,332)	(664,002)
Churchill Downs, Inc.	(47,193)	(4,144,961)
Chuy’s Holdings, Inc.*	(106,797)	(3,839,352)
ClubCorp Holdings, Inc.	(156,319)	(2,945,050)
Darden Restaurants, Inc.	(66,419)	(3,301,688)
Del Frisco’s Restaurant Group, Inc.*	(143,696)	(3,737,533)
Domino’s Pizza, Inc.	(4,359)	(324,222)
Hyatt Hotels Corp., Class A*	(66,462)	(3,740,481)
International Speedway Corp., Class A	(32,568)	(1,023,938)
K12, Inc.*	(237,462)	(5,623,100)
Krispy Kreme Doughnuts, Inc.*	(189,070)	(3,316,288)
Life Time Fitness, Inc.*	(125,911)	(6,043,728)
LifeLock, Inc.*	(4,811)	(75,533)
Marriott International, Inc., Class A	(55,912)	(3,238,982)
Orient-Express Hotels Ltd., Class A (Bermuda)*	(156,440)	(2,049,364)
Papa John’s International, Inc.	(26,484)	(1,161,588)
Pinnacle Entertainment, Inc.*	(154,791)	(3,601,987)
Popeyes Louisiana Kitchen, Inc.*	(108,124)	(4,119,524)
Red Robin Gourmet Burgers, Inc.*	(73,245)	(4,979,195)
Regis Corp.	(328,175)	(4,312,220)
Royal Caribbean Cruises Ltd.	(45,487)	(2,416,724)
Service Corp. International	(315,978)	(5,930,907)
Six Flags Entertainment Corp.	(3,252)	(130,535)
Sonic Corp.*	(135,575)	(2,581,348)
Steiner Leisure Ltd. (Bahamas)*	(10,732)	(463,300)
Texas Roadhouse, Inc.	(167,494)	(4,143,802)
Vail Resorts, Inc.	(62,869)	(4,352,421)
Wynn Resorts Ltd.	(2)	(408)
Yum! Brands, Inc.	(13,690)	(1,053,993)

		(116,394,867)

Food & Staples Retailing — (3.1)%
Casey’s General Stores, Inc.	(18,543)	(1,273,162)
Chefs’ Warehouse, Inc. (The)*	(118,279)	(2,376,225)
Costco Wholesale Corp.	(27,960)	(3,234,413)
CVS Caremark Corp.	(1,912)	(139,041)
Fresh Market, Inc. (The)*	(164,422)	(6,100,056)
Kroger Co. (The)	(133,866)	(6,163,191)
Natural Grocers by Vitamin Cottage, Inc.*	(49,640)	(1,767,184)
PriceSmart, Inc.	(42,828)	(4,113,201)
Spartan Stores, Inc.	(150,599)	(3,243,902)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Food & Staples Retailing — (Continued)
Sprouts Farmers Market, Inc.*	(46,662)	$(1,491,784)
Susser Holdings Corp.*	(94,844)	(7,339,029)
United Natural Foods, Inc.*	(65,807)	(4,542,657)
Walgreen Co.	(35,518)	(2,411,672)
Weis Markets, Inc.	(18,326)	(844,645)
Whole Foods Market, Inc.	(47,106)	(2,341,168)

		(47,381,330)

Food, Beverage & Tobacco — (3.6)%
Annie’s, Inc.*	(98,276)	(3,194,953)
Beam, Inc.	(38,490)	(3,212,760)
Boston Beer Co., Inc. (The), Class A* .	(20,231)	(4,977,635)
Boulder Brands, Inc.*	(327,086)	(4,827,789)
Brown-Forman Corp., Class B	(52,212)	(4,684,461)
Coca-Cola Enterprises, Inc.	(49,439)	(2,246,508)
Constellation Brands, Inc., Class A*	(32,234)	(2,573,563)
Darling Ingredients, Inc.*	(311,326)	(6,229,633)
Flowers Foods, Inc.	(132,432)	(2,717,505)
Fresh del Monte Produce, Inc., (Cayman Islands)	(157,570)	(4,552,197)
Hain Celestial Group, Inc. (The)*	(10,213)	(878,522)
Hershey Co. (The)	(19,275)	(1,855,026)
J&J Snack Foods Corp.	(3,517)	(329,191)
McCormick & Co., Inc.	(2,148)	(152,938)
Mead Johnson Nutrition Co.	(5,209)	(459,746)
Pinnacle Foods, Inc.	(123,571)	(3,756,558)
SunOpta, Inc. (Canada)*	(311,526)	(3,635,508)
TreeHouse Foods, Inc.*	(49,613)	(3,713,037)
WhiteWave Foods Co., Class A*	(47,588)	(1,317,712)

		(55,315,242)

Health Care Equipment & Services — (6.5)%
Acadia Healthcare Co., Inc.*	(48,978)	(2,058,055)
Air Methods Corp*	(77,670)	(4,323,889)
Alere, Inc.*	(49,118)	(1,640,541)
Allscripts Healthcare Solutions, Inc.*	(65,430)	(995,845)
AmerisourceBergen Corp.	(60,158)	(3,921,098)
Anika Therapeutics, Inc.*	(10,798)	(461,507)
athenahealth, Inc.*	(34,837)	(4,307,247)
BioScrip, Inc.*	(782,340)	(5,413,793)
Brookdale Senior Living, Inc.*	(17,302)	(550,896)
Capital Senior Living Corp.*	(141,806)	(3,506,862)
Cerner Corp.*	(70,946)	(3,639,530)
Community Health Systems, Inc.*	(10,364)	(392,692)
Computer Programs & Systems, Inc.	(647)	(40,845)
Cooper Cos., Inc. (The)	(12,568)	(1,657,845)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

April 30, 2014

	Number of Shares	Value

COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
DENTSPLY International, Inc.	(67,967)	$(3,033,367)
Ensign Group, Inc. (The)	(2,277)	(96,772)
Envision Healthcare Holdings, Inc.*	(130,296)	(4,402,702)
ExamWorks Group, Inc.*	(113,060)	(4,160,608)
Haemonetics Corp.*	(2,174)	(66,003)
HealthSouth Corp.	(123,674)	(4,284,067)
HealthStream, Inc.*	(79,195)	(1,793,767)
Healthways, Inc.*	(50,814)	(914,652)
Laboratory Corp. of America Holdings*	(3,730)	(368,151)
LifePoint Hospitals, Inc.*	(104,991)	(5,871,097)
Medidata Solutions, Inc.*	(125,705)	(4,564,349)
Merit Medical Systems, Inc.*	(67,703)	(871,338)
MWI Veterinary Supply, Inc.*	(38,547)	(6,038,002)
Neogen Corp.*	(120,054)	(5,015,256)
Owens & Minor, Inc.	(1,527)	(51,216)
Patterson Cos., Inc.	(101,811)	(4,143,708)
Quest Diagnostics, Inc.	(21,764)	(1,217,261)
Quidel Corp.*	(137,359)	(2,946,351)
Spectranetics Corp.*	(219,766)	(4,672,225)
Staar Surgical Co.*	(210,755)	(3,584,943)
Surgical Care Affiliates, Inc.*	(10,765)	(316,276)
Team Health Holdings, Inc.*	(19,687)	(954,426)
Tenet Healthcare Corp.*	(145,271)	(6,548,817)
Veeva Systems, Inc., Class A*	(37,469)	(719,779)
West Pharmaceutical Services, Inc.	(40,315)	(1,748,865)

		(101,294,643)

Household & Personal Products — (0.5)%
Coty, Inc., Class A	(169,595)	(2,722,000)
Elizabeth Arden, Inc.*	(32,553)	(1,195,997)
Estee Lauder Cos, Inc. (The), Class A	(18,071)	(1,311,412)
Revlon, Inc., Class A*	(39,932)	(1,203,550)
WD-40 Co.	(26,007)	(1,894,350)

		(8,327,309)

Media — (2.5)%
AMC Networks, Inc., Class A*	(17,432)	(1,144,759)
Charter Communications, Inc., Class A*	(42,211)	(5,720,857)
Entravision Communications Corp., Class A	(325,800)	(1,729,998)
EW Scripps Co. (The), Class A*	(203,745)	(3,490,152)
Gannett Co., Inc.	(115,633)	(3,141,749)
Gray Television, Inc.*	(431,112)	(4,850,010)

	Number of Shares	Value

COMMON STOCKS — (Continued)
Media — (Continued)
MDC Partners, Inc., Class A	(185,608)	$(4,532,547)
Meredith Corp.	(14,910)	(657,084)
National CineMedia, Inc.	(172,120)	(2,614,503)
Nexstar Broadcasting Group, Inc., Class A	(129,106)	(5,144,874)
Sinclair Broadcast Group, Inc., Class A	(215,214)	(5,752,670)

		(38,779,203)

Pharmaceuticals, Biotechnology & Life Sciences — (2.0)%
Agilent Technologies, Inc.	(34,109)	(1,843,250)
Bio-Rad Laboratories, Inc., Class A*	(44,668)	(5,503,544)
Cambrex Corp.*	(258,532)	(5,297,321)
Illumina, Inc.*	(15,269)	(2,074,294)
Luminex Corp.*	(177,662)	(3,412,887)
PerkinElmer, Inc.	(58,733)	(2,465,024)
Techne Corp.	(17,087)	(1,526,040)
Thermo Fisher Scientific, Inc.	(55,256)	(6,299,184)
Waters Corp.*	(18,913)	(1,863,687)

		(30,285,231)

Retailing — (6.1)%
Abercrombie & Fitch Co., Class A	(30,675)	(1,127,613)
Amazon.com, Inc.*	(14,556)	(4,426,916)
American Eagle Outfitters, Inc.	(504,412)	(5,831,003)
Asbury Automotive Group, Inc.*	(74,235)	(4,583,269)
Ascena Retail Group, Inc.*	(299,287)	(5,147,736)
CarMax, Inc.*	(20,037)	(877,220)
Chico’s FAS, Inc.	(51,953)	(825,014)
CST Brands, Inc.	(75,229)	(2,454,722)
Dick’s Sporting Goods, Inc.	(26,413)	(1,390,909)
Expedia, Inc.	(25,199)	(1,788,877)
Family Dollar Stores, Inc.	(67,878)	(3,987,832)
Five Below, Inc.*	(12,607)	(508,188)
Fred’s, Inc., Class A	(13,919)	(253,604)
Genesco, Inc.*	(9,404)	(718,183)
Genuine Parts Co.	(2,618)	(228,080)
Groupon, Inc.*	(64,474)	(450,673)
Hibbett Sports, Inc.*	(92,680)	(4,990,818)
HomeAway, Inc.*	(49,467)	(1,613,614)
JC Penney Co., Inc.*	(238)	(2,028)
LKQ Corp.*	(82,604)	(2,405,428)
Lumber Liquidators Holdings, Inc.*	(15,651)	(1,364,141)
Mattress Firm Holding Corp.*	(4,520)	(204,259)
Monro Muffler Brake, Inc.	(44,823)	(2,528,017)
Netflix, Inc.*	(1,421)	(457,619)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

April 30, 2014

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Office Depot, Inc.*	(1,416,155)	$(5,792,074)
Overstock.com, Inc.*	(71,494)	(1,145,334)
Penske Automotive Group, Inc.	(25,624)	(1,175,117)
Pep Boys-Manny Moe & Jack (The)*	(238,854)	(2,441,088)
priceline.com, Inc.*	(118)	(136,614)
Restoration Hardware Holdings, Inc.* .	(48,374)	(3,018,054)
RetailMeNot, Inc.*	(85,639)	(2,552,899)
Select Comfort Corp.*	(222,129)	(4,087,174)
Shutterfly, Inc.*	(101,458)	(4,152,676)
Signet Jewelers Ltd. (Bermuda)	(51,311)	(5,198,831)
Sonic Automotive, Inc., Class A	(167,924)	(4,087,270)
Stage Stores, Inc.	(212,636)	(4,078,358)
Stein Mart, Inc.	(111,686)	(1,396,075)
Tile Shop Holdings, Inc.*	(31,276)	(440,835)
TripAdvisor, Inc.*	(3,115)	(251,505)
Tuesday Morning Corp.*	(306,407)	(4,283,570)
Ulta Salon Cosmetics & Fragrance, Inc.*	(10,166)	(891,660)
Vitamin Shoppe, Inc.*	(20,594)	(986,041)

		(94,280,938)

Software & Services — (2.6)%
Automatic Data Processing, Inc.	(4,142)	(322,910)
CommVault Systems, Inc.*	(83,544)	(4,043,530)
EPAM Systems, Inc.*	(3,743)	(116,520)
Euronet Worldwide, Inc.*	(52,260)	(2,403,437)
Fidelity National Information Services, Inc.	(24,511)	(1,309,623)
Fiserv, Inc.*	(43,159)	(2,623,204)
Forrester Research, Inc.	(21,895)	(775,740)
Fortinet, Inc.*	(238,627)	(5,245,021)
Gartner, Inc.*	(28,744)	(1,981,611)
Gigamon, Inc.*	(5,915)	(93,280)
Leidos Holdings, Inc.	(22,862)	(851,381)
MAXIMUS, Inc.	(20,975)	(892,906)
Microsoft Corp.	(10,909)	(440,724)
Qualys, Inc.*	(133,918)	(2,583,278)
Red Hat, Inc.*	(42,364)	(2,061,009)
Sykes Enterprises, Inc.*	(5,081)	(100,553)
Tableau Software, Inc., Class A*	(40,683)	(2,248,549)
Teradata Corp.*	(27,654)	(1,257,151)
Total System Services, Inc.	(138,885)	(4,412,376)
Vantiv, Inc., Class A*	(94,749)	(2,913,532)
Verifone Systems, Inc.*	(56,593)	(1,892,470)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
VMware, Inc., Class A*	(17,546)	$(1,623,180)

		(40,191,985)

Technology Hardware & Equipment — (2.0)%
Aeroflex Holding Corp.*	(63,028)	(482,164)
Amphenol Corp., Class A	(29,739)	(2,835,614)
Badger Meter, Inc.	(15,439)	(765,002)
Cognex Corp.*	(90,874)	(3,128,792)
InvenSense, Inc.*	(19,913)	(428,727)
Itron, Inc.*	(42,326)	(1,608,388)
Jabil Circuit, Inc.	(182,865)	(3,156,250)
Knowles Corp.*	(65,325)	(1,824,527)
Littelfuse, Inc.	(45,552)	(4,124,734)
Measurement Specialties, Inc.*	(22,733)	(1,462,869)
Methode Electronics, Inc.	(75,392)	(2,091,374)
MTS Systems Corp.	(50,460)	(3,253,156)
OSI Systems, Inc.*	(41,814)	(2,333,639)
Rofin-Sinar Technologies, Inc.*	(103,565)	(2,299,143)
SYNNEX Corp.*	(8,943)	(602,579)
Trimble Navigation Ltd.*	(5,800)	(222,894)

		(30,619,852)

Transportation — (4.0)%
Atlas Air Worldwide Holdings, Inc.*	(138,792)	(4,856,332)
Celadon Group, Inc.	(6,747)	(155,248)
Con-way, Inc.	(41,509)	(1,763,302)
Forward Air Corp.	(19,419)	(858,902)
Heartland Express, Inc.	(273,803)	(5,957,953)
Hub Group, Inc., Class A*	(122,356)	(5,463,195)
JB Hunt Transport Services, Inc.	(69,599)	(5,296,484)
Kansas City Southern	(46,343)	(4,675,082)
Landstar System, Inc.	(267)	(16,818)
Marten Transport Ltd.	(18,731)	(439,429)
Old Dominion Freight Line, Inc.*	(42,471)	(2,575,017)
Roadrunner Transportation Systems, Inc.*	(161,940)	(3,988,582)
Ryder System, Inc.	(62,244)	(5,115,212)
Saia, Inc.*	(147,874)	(6,087,973)
Swift Transportation Co.*	(205,770)	(4,948,768)
Universal Truckload Services, Inc.	(28,583)	(704,857)
UTi Worldwide, Inc. (British Virgin Islands)	(544,761)	(5,333,210)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Concluded)

April 30, 2014

Number
of Shares		Value

COMMON STOCKS — (Continued)
Transportation — (Continued)
Wesco Aircraft Holdings, Inc.*	(213,959)	$(4,334,809)

		(62,571,173)

TOTAL COMMON STOCK (Proceeds $921,077,241)		(901,344,186)

TOTAL SECURITES SOLD SHORT - (58.2)%		(901,344,186)

(Proceeds $921,077,241)

OTHER ASSETS IN EXCESS OF LIABILITIES - 39.7%		615,216,729

NET ASSETS - 100.0%		$1,550,209,708

*	Non-income producing.
†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
(a)	All or a portion of the security is on loan. (see Note 5 of the Notes to Financial Statements)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments

April 30, 2014

	Number
	of Shares	Value
LONG POSITIONS—172.8%
COMMON STOCKS — 172.8%
Automobiles & Components — 5.6%
Allison Transmission Holdings, Inc.†	90,190	$2,691,270
American Axle & Manufacturing Holdings, Inc.*†	402,309	7,100,754
Cooper Tire & Rubber Co.	43,976	1,105,996
Dana Holding Corp.†	323,533	6,849,194
Federal-Mogul Holdings Corp.*	54,876	944,965
Gentex Corp.†	308,968	8,858,113
Goodyear Tire & Rubber Co. (The)†	55,573	1,400,440
Johnson Controls, Inc.†	126,301	5,701,227
Modine Manufacturing Co.*†	118,093	1,946,173
Remy International, Inc.†	17,860	473,647
Standard Motor Products, Inc.†	37,553	1,426,638
Tenneco, Inc.*†	105,079	6,291,080
TRW Automotive Holdings Corp.*†	6,212	499,134

		45,288,631

Capital Goods — 27.1%
AAON, Inc.†	43,581	1,235,521
AAR Corp.†	58,075	1,504,142
Aceto Corp.†	126,695	2,772,087
AECOM Technology Corp.*†	162,522	5,268,963
Aegion Corp.*†	52,405	1,335,803
Alamo Group, Inc.†	11,149	592,235
Albany International Corp., Class A	7,018	252,508
Applied Industrial Technologies, Inc.†	59,148	2,834,372
Babcock & Wilcox Co. (The)†	2,943	102,387
Blount International, Inc.*†	95,679	1,068,734
Brady Corp., Class A†	99,438	2,564,506
Briggs & Stratton Corp.†	182,905	3,908,680
Carlisle Cos., Inc.†	6,431	528,950
Caterpillar, Inc.†	96,685	10,190,599
Chicago Bridge & Iron Co. NV (Netherlands)†	89,281	7,148,730
CIRCOR International, Inc.†	44,974	3,652,339
Danaher Corp.†	57,814	4,242,391
Donaldson Co., Inc.†	72,620	3,056,576
Dover Corp.†	39,513	3,413,923
DXP Enterprises, Inc.*†	5,357	606,467
EMCOR Group, Inc.	4,673	214,911
EnerSys, Inc.†	38,197	2,581,353
Engility Holdings, Inc.*†	53,778	2,346,872
Exelis, Inc.	75,782	1,404,998
Federal Signal Corp.*†	108,847	1,652,297
Fluor Corp.†	83,022	6,284,765

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Foster Wheeler AG (Switzerland)*†	77,325	$2,650,701
General Cable Corp.†	127,688	3,271,367
General Dynamics Corp.†	46,051	5,040,282
Gorman-Rupp Co. (The)†	14,596	453,206
Honeywell International, Inc.†	17,380	1,614,602
Huntington Ingalls Industries, Inc.†	50,596	5,211,388
Hyster-Yale Materials Handling, Inc.†	17,611	1,697,524
IDEX Corp.†	105,782	7,888,164
Illinois Tool Works, Inc.†	74,992	6,391,568
Joy Global, Inc.†	22,146	1,337,175
L-3 Communications Holdings, Inc.	8,972	1,035,100
Lincoln Electric Holdings, Inc.†	126,889	8,477,454
Lockheed Martin Corp.†	49,355	8,101,130
Manitowoc Co., Inc. (The)†	173,371	5,509,730
Masco Corp.†	342,059	6,871,965
Meritor, Inc.*	51,124	606,842
Moog, Inc., Class A*†	6,509	426,014
MRC Global, Inc.*†	56,052	1,636,158
Nortek, Inc.*	583	47,899
Northrop Grumman Corp.†	61,684	7,495,223
Orbital Sciences Corp.*	57,585	1,692,999
Oshkosh Corp.†	44,075	2,446,603
Pentair, Ltd.*†	84,033	6,242,812
Polypore International, Inc.*(a)	189,015	6,555,040
Precision Castparts Corp.†	17,610	4,456,915
Quanex Building Products Corp.	1,850	34,854
Raven Industries, Inc.†	958	29,602
Raytheon Co.†	78,640	7,508,547
Rexnord Corp.*†	1,866	49,897
Rockwell Automation, Inc.	1,607	191,522
Roper Industries, Inc.†	36,890	5,125,866
Simpson Manufacturing Co., Inc.†	71,773	2,353,437
SPX Corp.†	95,999	9,776,538
Standex International Corp.†	22,033	1,308,099
Teledyne Technologies, Inc.*	4,142	384,626
Terex Corp.	128,686	5,570,817
Thermon Group Holdings, Inc.*†	67,564	1,609,374
Toro Co. (The)	16,527	1,050,126
URS Corp.†	16,100	758,632
Valmont Industries, Inc.†	21,954	3,269,170
Watts Water Technologies, Inc., Class A†	57,494	3,058,681
WESCO International, Inc.*†	71,967	6,317,263

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments

April 30, 2014

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
WW Grainger, Inc.	5,024	$1,278,106

		217,598,127

Commercial & Professional Services — 11.4%
ACCO Brands Corp.*†	347,386	2,129,476
Brink’s Co. (The)†	198,564	5,051,468
Cintas Corp.†	112,406	6,624,086
Deluxe Corp.†	147,991	8,132,105
Dun & Bradstreet Corp. (The)	8,535	945,337
Exponent, Inc.†	14,283	1,005,809
FTI Consulting, Inc.*†	8,989	308,323
G & K Services, Inc., Class A†	33,927	1,796,095
Huron Consulting Group, Inc.*	36,391	2,591,039
ICF International, Inc.*	46,658	1,818,262
Insperity, Inc.†	17,079	547,553
Kelly Services, Inc., Class A	32,406	682,470
Kimball International, Inc., Class B	10,939	183,338
Korn Ferry International*†	133,607	3,881,283
Manpowergroup, Inc.†	108,293	8,808,553
Navigant Consulting, Inc.*†	104,820	1,760,976
On Assignment, Inc.*	7,513	262,955
Pitney Bowes, Inc.†	281,042	7,531,926
Quad Graphics, Inc.†	89,464	1,936,896
Republic Services, Inc.†	4,294	150,676
Robert Half International, Inc.†	8,271	370,541
RPX Corp.*†	170,736	2,796,656
RR Donnelley & Sons Co.†	281,372	4,952,147
Steelcase, Inc., Class A†	258,462	4,259,454
Tetra Tech, Inc.*†	68,872	1,974,560
Towers Watson & Co., Class A†	34,127	3,829,732
Tyco International, Ltd. (Switzerland)†	115,590	4,727,631
UniFirst Corp.†	33,085	3,184,100
United Stationers, Inc.	6,846	256,930
Waste Connections, Inc.†	115,031	5,137,284
Waste Management, Inc.	52,914	2,352,027
West Corp.†	52,211	1,271,338

		91,261,026

Consumer Durables & Apparel — 10.2%
Carter’s, Inc.†	959	70,640
Columbia Sportswear Co.†	55,578	4,778,596
Crocs, Inc.*	10,940	165,522
Deckers Outdoor Corp.*†	115,509	9,119,436
Ethan Allen Interiors, Inc.†	136,864	3,323,058
Fossil Group, Inc.*†	62,933	6,711,804

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
Garmin, Ltd. (Switzerland)†	44,524	$2,542,320
G-III Apparel Group, Ltd.*†	31,515	2,261,832
Hanesbrands, Inc.†	17,853	1,465,553
La-Z-Boy, Inc.†	204,617	4,957,870
Newell Rubbermaid, Inc.†	160,950	4,846,204
NVR, Inc.*†	5,304	5,712,408
Polaris Industries, Inc.†	1,192	160,121
PulteGroup, Inc.†	491,184	9,032,874
Skechers U.S.A., Inc., Class A*	9,170	375,878
Smith & Wesson Holding Corp.*(a)	280,001	4,298,015
Steven Madden, Ltd.*†	132,544	4,719,892
Sturm Ruger & Co., Inc.(a)	97,897	6,299,672
Vera Bradley, Inc.*†	203,318	5,753,899
Whirlpool Corp.†	3,794	581,924
Wolverine World Wide, Inc.†	160,303	4,504,514

		81,682,032

Consumer Services — 5.3%
American Public Education, Inc.*†	78,524	2,716,930
Apollo Education Group, Inc.*†	154,158	4,449,000
Boyd Gaming Corp.*†	450,742	5,327,770
Capella Education Co.†	22,918	1,337,494
Choice Hotels International, Inc.	2,739	121,009
DineEquity, Inc.†	10,036	760,829
Education Management Corp.*†(a)	57,212	227,132
Grand Canyon Education, Inc.*	4,577	197,360
Hillenbrand, Inc.†	106,226	3,229,270
Interval Leisure Group, Inc.†	80,845	2,083,376
ITT Educational Services, Inc.*	34,622	934,794
Jack in the Box, Inc.*	9,145	489,623
Las Vegas Sands Corp.†	32,423	2,565,633
Matthews International Corp., Class A	33,372	1,346,560
Multimedia Games Holding Co., Inc.*.	9,512	277,750
Outerwall, Inc.*	131,078	9,090,259
Speedway Motorsports, Inc.†	13,913	253,077
Weight Watchers International, Inc.(a)	306,261	6,063,968
Wyndham Worldwide Corp.	18,557	1,323,856

		42,795,690

Food & Staples Retailing — 2.4%
Rite Aid Corp.*†	951,428	6,945,424
SUPERVALU, Inc.*†	1,230,003	8,597,721
Sysco Corp.†	93,936	3,422,088

		18,965,233

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

April 30, 2014

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — 16.2%
Altria Group, Inc.†	77,796	$3,120,398
Archer-Daniels-Midland Co.†	145,683	6,370,718
Bunge, Ltd. (Bermuda)†	125,810	10,020,766
Coca-Cola Enterprises, Inc.†	1,593	72,386
ConAgra Foods, Inc.†	329,709	10,059,422
Cott Corp. (Canada)†	205,193	1,666,167
Diamond Foods, Inc.*	7,953	243,123
Dr Pepper Snapple Group, Inc.†	159,562	8,842,926
General Mills, Inc.†	41,900	2,221,538
Hillshire Brands Co. (The)†	254,734	9,081,267
Hormel Foods Corp.†	129,627	6,181,912
Ingredion, Inc.†	55,980	3,943,791
JM Smucker Co. (The)†	33,477	3,236,556
Kellogg Co.†	38,863	2,597,214
Keurig Green Mountain, Inc.†	96,507	9,040,776
Kraft Foods Group, Inc.†	111,388	6,333,522
Lancaster Colony Corp.†	39,581	3,755,445
Lorillard, Inc.†	115,528	6,864,674
Philip Morris International, Inc.†	35,813	3,059,505
Pilgrim’s Pride Corp.*†	340,670	7,447,046
Sanderson Farms, Inc.†	118,462	9,745,869
Snyder’s-Lance, Inc.	20,114	534,228
Tootsie Roll Industries, Inc.†	2,891	81,497
Tyson Foods, Inc., Class A†	154,621	6,489,443
Vector Group, Ltd.†(a)	431,165	9,183,814
WhiteWave Foods Co. (The)., Class A*†	578	16,005

		130,210,008

Health Care Equipment & Services — 11.8%
Align Technology, Inc.*†	41,809	2,106,756
AMN Healthcare Services, Inc.*†	139,487	1,740,798
Amsurg Corp.*	31,477	1,363,269
Analogic Corp.	13,978	1,049,468
Cardinal Health, Inc.†	101,935	7,085,502
CareFusion Corp.*†	50,886	1,987,607
Chemed Corp.	81,456	6,782,841
Community Health Systems, Inc.*†	2,943	111,510
CR Bard, Inc.†	6,809	935,080
DaVita HealthCare Partners, Inc.*†	40,469	2,804,502
Edwards Lifesciences Corp.*†	24,401	1,987,949
Emeritus Corp.*	44,660	1,332,208
Express Scripts Holding Co.*†	56,621	3,769,826
Globus Medical, Inc., Class A*	109,628	2,677,116
Greatbatch, Inc.*†	60,516	2,785,551

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Hanger, Inc.*†	934	$32,382
HCA Holdings, Inc.*†	242	12,584
HealthSouth Corp.†	921	31,903
Henry Schein, Inc.*†	34,684	3,961,953
Hill-Rom Holdings, Inc.	12,215	456,352
HMS Holdings Corp.*	18,415	297,771
ICU Medical, Inc.*†	57,303	3,196,361
Intuitive Surgical, Inc.*	5,563	2,012,137
Kindred Healthcare, Inc.†	64,991	1,631,274
McKesson Corp.†	19,782	3,346,917
MedAssets, Inc.*	5,610	128,076
MEDNAX, Inc.*†	76,407	4,527,115
Medtronic, Inc.†	100,506	5,911,763
National Healthcare Corp.	1,807	98,897
Natus Medical, Inc.*†	159,765	3,966,965
Omnicare, Inc.	50,364	2,985,074
Omnicell, Inc.*	10,636	281,641
Owens & Minor, Inc.†	25,836	866,539
PharMerica Corp.*†	155,741	4,234,598
Quality Systems, Inc.†	230,653	3,406,745
Select Medical Holdings Corp.†	94,372	1,317,433
Universal Health Services, Inc., Class B†	105,917	8,662,951
Varian Medical Systems, Inc.*†	23,457	1,866,004
VCA Antech, Inc.*†	112,244	3,438,034

		95,191,452

Household & Personal Products — 4.2%
Avon Products, Inc.†	654,718	10,004,091
Church & Dwight Co., Inc.	77	5,314
Clorox Co. (The)†	23,263	2,109,954
Energizer Holdings, Inc.†	98,230	10,971,309
Inter Parfums, Inc.†	43,396	1,587,860
Kimberly-Clark Corp.†	68,231	7,658,930
Procter & Gamble Co. (The)	16,413	1,354,893
Spectrum Brands Holdings, Inc.†	2,027	155,734

		33,848,085

Media — 6.3%
Cablevision Systems Corp., Class A†	168,548	2,814,752
CBS Corp., Class B†	98,754	5,704,031
Clear Channel Outdoor Holdings, Inc., Class A	71,375	572,428
Comcast Corp., Class A†	1,407	72,826
Cumulus Media, Inc., Class A*†	55,479	355,620
DIRECTV*	13,987	1,085,391

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

April 30, 2014

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Media — (Continued)
DISH Network Corp., Class A*†	1,190	$67,663
Gannett Co., Inc.†	17,167	466,427
John Wiley & Sons, Inc., Class A†	12,690	729,167
Loral Space & Communications, Inc.*†	36,246	2,609,350
Meredith Corp.†	50,351	2,218,969
Morningstar, Inc.	6,272	459,926
New York Times Co. (The), Class A†	115,213	1,852,625
News Corp., Class A*†	521,778	8,880,662
Omnicom Group, Inc.†	108,730	7,358,846
Scholastic Corp.†	121	3,982
Sinclair Broadcast Group, Inc., Class A†	7,200	192,456
Starz, Class A*†	121,458	3,919,450
Time Warner, Inc.	119,880	7,967,225
Walt Disney Co. (The)†	42,455	3,368,380

		50,700,176

Pharmaceuticals, Biotechnology & Life Sciences — 9.1%
AbbVie, Inc.†	74,682	3,889,439
Bruker Corp.*	130,867	2,703,712
Covance, Inc.*†	49,769	4,393,607
Emergent Biosolutions, Inc.*†	161,432	4,255,348
Endo International PLC*†	35,147	2,212,328
Gilead Sciences, Inc.*†	98,488	7,730,323
Myriad Genetics, Inc.*(a)	273,726	11,553,974
PAREXEL International Corp.*†	101,273	4,592,731
PDL BioPharma, Inc.†	249,704	2,119,987
Pfizer, Inc.†	270,574	8,463,555
Questcor Pharmaceuticals, Inc.†	60,236	4,950,194
Salix Pharmaceuticals, Ltd.*†	68,261	7,508,710
United Therapeutics Corp.*†	83,898	8,390,639

		72,764,547

Retailing — 15.6%
Advance Auto Parts, Inc.†	1,603	194,428
ANN, Inc.*†	76,503	2,998,153
AutoNation, Inc.*	46,626	2,470,712
Bed Bath & Beyond, Inc.*†	120,860	7,509,032
Best Buy Co., Inc.†	177,389	4,599,697
Big Lots, Inc.*†	22,576	891,752
Brown Shoe Co., Inc.†	93,049	2,195,026
Buckle, Inc. (The)†(a)	58,897	2,767,570
Burlington Stores, Inc.*†	91,800	2,385,882
Cato Corp. (The)†	49,445	1,408,688

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Children’s Place Retail Stores, Inc. (The)†	121,994	$5,855,712
Core-Mark Holding Co., Inc.	14,093	1,135,050
Dillard’s, Inc., Class A†	28,295	2,770,929
Dollar General Corp.*†	53,148	2,999,673
Dollar Tree, Inc.*†	108,998	5,675,526
DSW, Inc., Class A†	234,682	7,836,033
Express, Inc.*†	519,861	7,574,375
Finish Line, Inc. (The), Class A	34,083	938,306
Foot Locker, Inc.†	16,236	755,461
Gamestop Corp., Class A†	14,740	584,883
Gap, Inc. (The)†	2,152	84,574
Guess?, Inc.†	336,991	9,068,428
Haverty Furniture Cos., Inc.†	56,980	1,455,269
Hibbett Sports, Inc.*†	684	36,833
Home Depot, Inc. (The)†	12,301	978,053
HSN, Inc.†	75,979	4,409,821
Jos A Bank Clothiers, Inc.*(a)	110,439	7,128,837
Kohl’s Corp.†	118,657	6,501,217
L Brands, Inc.†	17,176	930,939
Lands’ End, Inc.*(a)	46,512	1,286,057
Lowe’s Cos., Inc.†	170,477	7,826,599
Macy’s, Inc.†	75,287	4,323,732
Orbitz Worldwide, Inc.*	14,001	102,907
O’Reilly Automotive, Inc.*	2,182	324,660
PetSmart, Inc.	5,570	376,978
Pier 1 Imports, Inc.†	75,152	1,372,276
Sally Beauty Holdings, Inc.*†	157,419	4,314,855
Select Comfort Corp.*†	17,377	319,737
TJX Cos., Inc.†	52,905	3,078,013
Urban Outfitters, Inc.*†	148,075	5,279,614
Zumiez, Inc.*†	118,928	2,907,790

		125,654,077

Semiconductors & Semiconductor Equipment — 5.7%
Cabot Microelectronics Corp.*†	73,470	3,186,394
Cirrus Logic, Inc.*†	413,239	9,215,230
Fairchild Semiconductor International, Inc.*†	373,714	4,757,379
Integrated Device Technology, Inc.*†	155,108	1,810,110
Intersil Corp., Class A†	343,927	4,244,059
KLA-Tencor Corp.†	47,295	3,026,407
Lattice Semiconductor Corp.*†	117,025	985,350
MKS Instruments, Inc.†	45,237	1,273,422
OmniVision Technologies, Inc.*†	324,769	6,342,739

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

April 30, 2014

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
Skyworks Solutions, Inc.†	109,191	$4,482,291
Texas Instruments, Inc.†	130,076	5,911,954
Xilinx, Inc.	9,527	449,579

		45,684,914

Software & Services — 17.5%
ACI Worldwide, Inc.*†	11,982	684,771
Activision Blizzard, Inc.†	239,266	4,787,713
Acxiom Corp.*†	158,215	4,467,992
Amdocs Ltd. (Channel Islands)†	63,369	2,948,560
ANSYS, Inc.*†	915	69,824
Bankrate, Inc.*†	60,069	1,052,409
Blucora, Inc.*	54,339	1,046,026
Booz Allen Hamilton Holding Corp.†	179,092	4,162,098
Broadridge Financial Solutions, Inc.† .	13,605	521,616
CA, Inc.†	262,525	7,912,504
CACI International, Inc., Class A*†	1,993	138,812
Computer Sciences Corp.†	132,768	7,857,210
Comverse, Inc.*†	51,394	1,281,766
Convergys Corp.†	89,976	1,938,083
Conversant, Inc.*†	312,800	7,644,832
CSG Systems International, Inc.	49,458	1,303,713
DST Systems, Inc.	2,597	239,417
FactSet Research Systems, Inc.†	8,536	909,084
Fiserv, Inc.*†	1,014	61,631
Heartland Payment Systems, Inc.	16,883	691,190
IAC/InterActiveCorp.†	88,210	5,846,559
iGATE Corp.*†	33,382	1,221,781
Liquidity Services, Inc.*†	245,949	4,242,620
ManTech International Corp., Class A†	98,852	2,948,755
Mentor Graphics Corp.†	210,924	4,366,127
MICROS Systems, Inc.*†	42,425	2,184,888
Monster Worldwide, Inc.*†	409,735	2,823,074
NeuStar, Inc., Class A*†	364,782	9,382,193
Oracle Corp.†	111,063	4,540,255
Paychex, Inc.	15,220	636,348
Progress Software Corp.*†	114,885	2,465,432
PTC, Inc.*†	109,013	3,855,790
Sapient Corp.*	107,450	1,748,212
Science Applications International Corp.†	8,139	317,421
Stamps.com, Inc.*†	71,068	2,466,770
Symantec Corp.†	337,597	6,846,467
Syntel, Inc.*†	6,044	485,454

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Take-Two Interactive Software, Inc.*†	499,583	$10,181,502
TeleTech Holdings, Inc.*†	58,673	1,415,779
VeriSign, Inc.*	81,029	3,822,948
Virtusa Corp.*	11,191	368,967
Visa, Inc., Class A	21,542	4,364,625
Western Union Co. (The)†	426,929	6,775,363
Xerox Corp.†	598,070	7,230,666

		140,257,247

Technology Hardware & Equipment — 16.3%
Anixter International, Inc.†	99,345	9,733,823
Apple, Inc.†	7,789	4,596,211
Arrow Electronics, Inc.*†	43,447	2,465,617
AVX Corp.†	51,950	693,532
Belden, Inc.†	60,854	4,491,634
Brocade Communications Systems, Inc.*†	980,188	9,125,550
CDW Corp.†	49,277	1,389,119
Checkpoint Systems, Inc.*†	36,720	468,914
Coherent, Inc.*†	53,485	3,193,589
CommScope Holding Co., Inc.*	10,691	285,236
CTS Corp.	40,294	716,830
Daktronics, Inc.†	78,511	1,022,213
Diebold, Inc.†	84,060	3,161,497
Dolby Laboratories, Inc., Class A*	10,763	428,906
F5 Networks, Inc.*†	51,935	5,462,004
Fabrinet (Cayman Islands)*†	81,807	1,767,031
FARO Technologies, Inc.*	10,459	417,314
FEI Co.†	54,053	4,298,295
FLIR Systems, Inc.†	58,957	2,006,896
Harris Corp.†	43,191	3,175,402
Hewlett-Packard Co.†	220,960	7,304,938
Ingram Micro, Inc., Class A*†	69,326	1,869,029
Insight Enterprises, Inc.*†	101,386	2,648,202
InterDigital, Inc.†	170,886	5,933,162
InvenSense, Inc.*†	5,560	119,707
IPG Photonics Corp.*	14,247	920,784
Lexmark International, Inc., Class A†	20,392	876,856
Motorola Solutions, Inc.†	105,746	6,723,331
NetApp, Inc.†	272,788	9,713,981
NETGEAR, Inc.*†	12,628	407,884
Newport Corp.*†	85,028	1,588,323
Plantronics, Inc.	4,962	216,194
Plexus Corp.*†	58,354	2,446,200
QLogic Corp.*†	262,182	3,036,068

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

April 30, 2014

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
QUALCOMM, Inc.†	29,166	$2,295,656
Rogers Corp.*†	37,925	2,276,258
SanDisk Corp.†	96,849	8,229,260
Sanmina Corp.*†	50,449	1,021,592
ScanSource, Inc.*†	75,726	2,908,636
Tech Data Corp.*	5,820	363,692
Ubiquiti Networks, Inc.*(a)	71,669	2,775,740
Universal Display Corp.*(a)	58,315	1,519,106
Vishay Intertechnology, Inc.†	298,131	4,239,423
Western Digital Corp.†	21,699	1,912,333
Zebra Technologies Corp., Class A*†	14,945	1,037,781

		131,283,749

Telecommunication Services — 3.1%
Atlantic Tele-Network, Inc.†	32,749	1,937,758
Cincinnati Bell, Inc.*	184,217	617,127
Consolidated Communications Holdings, Inc.	41,490	826,481
Frontier Communications Corp.†(a)	1,487,205	8,848,870
Verizon Communications, Inc.†	167,220	7,814,191
Windstream Holdings, Inc.†	511,526	4,639,541

		24,683,968

Transportation — 5.0%
Arkansas Best Corp.†	81,745	3,222,388
CH Robinson Worldwide, Inc.†	19,841	1,168,635
Expeditors International of Washington, Inc.†	201,880	8,325,531
Genesee & Wyoming, Inc., Class A*	27,706	2,743,171
Heartland Express, Inc.†	3,676	79,990
Kirby Corp.*†	71,098	7,153,881
Matson, Inc.†	112,379	2,662,259
Norfolk Southern Corp.†	26,012	2,458,914
Union Pacific Corp.†	23,390	4,454,158
United Parcel Service, Inc., Class B†	17,612	1,734,782
Werner Enterprises, Inc.†	230,802	5,908,531

		39,912,240

TOTAL COMMON STOCKS (Cost $1,296,115,256)		1,387,781,202

TOTAL LONG POSITIONS - 172.8%		1,387,781,202

(Cost $1,296,115,256)

	Number
	of Shares	Value
SHORT POSITIONS - (73.5)%
COMMON STOCKS — (73.5)%
Automobiles & Components — (1.0)%
BorgWarner, Inc.	(6,681)	$(415,157)
Cooper-Standard Holding, Inc.*	(7,811)	(529,195)
Dorman Products, Inc.*	(32,158)	(1,850,693)
Drew Industries, Inc.	(11,567)	(582,051)
Fox Factory Holding Corp.*	(25,830)	(438,852)
Gentherm, Inc.*	(50,017)	(1,818,118)
Lear Corp.	(14,184)	(1,178,123)
Superior Industries International, Inc.	(4,352)	(92,001)
Winnebago Industries, Inc.*	(47,445)	(1,133,936)

		(8,038,126)

Capital Goods — (11.1)%
Actuant Corp., Class A	(40,965)	(1,387,075)
Altra Industrial Motion Corp.	(65,310)	(2,230,990)
AO Smith Corp.	(1,002)	(46,854)
Apogee Enterprises, Inc.	(85,538)	(2,717,542)
Armstrong World Industries, Inc.*	(61,368)	(3,225,502)
Astec Industries, Inc.	(54,804)	(2,189,420)
AZZ, Inc.	(69,512)	(3,018,211)
Babcock & Wilcox Co. (The)	(2,943)	(102,387)
Barnes Group, Inc.	(16,384)	(631,112)
Beacon Roofing Supply, Inc.*	(6,726)	(239,311)
Chart Industries, Inc.*	(30,813)	(2,102,063)
CLARCOR, Inc.	(60,396)	(3,488,473)
Colfax Corp.*	(14,255)	(1,026,075)
Crane Co.	(41,186)	(2,995,458)
Cummins, Inc.	(15,578)	(2,349,941)
Deere & Co.	(4,731)	(441,592)
EnPro Industries, Inc.*	(24,341)	(1,733,323)
Fastenal Co.	(54,994)	(2,754,100)
Fortune Brands Home & Security, Inc.	(10,858)	(432,691)
Generac Holdings, Inc.	(13,063)	(769,149)
Graco, Inc.	(3,954)	(286,665)
GrafTech International Ltd.*	(299,455)	(3,356,891)
HD Supply Holdings, Inc.*	(70,266)	(1,811,457)
Hubbell, Inc., Class B	(6,134)	(722,094)
II-VI, Inc.*	(166,676)	(2,400,134)
Ingersoll-Rand PLC	(87)	(5,203)
ITT Corp.	(35,937)	(1,550,322)
John Bean Technologies Corp.	(1,441)	(41,775)
Kaman Corp.	(40,821)	(1,713,257)
Kennametal, Inc.	(89,801)	(4,196,401)
Lennox International, Inc.	(6,077)	(509,435)
Middleby Corp. (The)*	(7,322)	(1,848,659)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

April 30, 2014

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
MSC Industrial Direct Co., Inc., Class A	(13,162)	$(1,198,532)
Mueller Industries, Inc.	(68,781)	(1,990,522)
NCI Building Systems, Inc.*	(173,094)	(2,707,190)
Nordson Corp.	(12,000)	(892,200)
Owens Corning	(80,490)	(3,288,016)
Powell Industries, Inc.	(17,895)	(1,133,111)
Power Solutions International, Inc.*	(33,821)	(2,798,688)
Raven Industries, Inc.	(958)	(29,602)
RBC Bearings, Inc.*	(40,199)	(2,502,790)
Rexnord Corp.*	(1,866)	(49,897)
Rush Enterprises, Inc., Class A*	(42,988)	(1,379,915)
Stanley Black & Decker, Inc.	(4,018)	(345,106)
Sun Hydraulics Corp.	(29,841)	(1,219,900)
Tennant Co.	(13,898)	(886,553)
Textainer Group Holdings Ltd., (Bermuda)	(13,369)	(525,402)
Timken Co.	(7,240)	(456,699)
Titan International, Inc.	(220,180)	(3,855,352)
Trex Co., Inc.*	(33,072)	(2,596,813)
TriMas Corp.*	(77,750)	(2,788,115)
Universal Forest Products, Inc.	(18,604)	(939,316)
WABCO Holdings, Inc.*	(30,366)	(3,249,466)
Wabtec Corp.	(25,788)	(1,922,495)
Woodward, Inc.	(4,103)	(183,937)

		(89,263,179)

Commercial & Professional Services — (4.7)%
ABM Industries, Inc.	(84,376)	(2,285,746)
Acacia Research Corp.	(203,406)	(3,262,632)
ADT Corp. (The)	(50,128)	(1,515,871)
Advisory Board Co. (The)*	(63,921)	(3,660,116)
Copart, Inc.*	(23,005)	(834,391)
Corporate Executive Board Co. (The)	(13,996)	(966,004)
Covanta Holding Corp.	(2,224)	(41,033)
EnerNOC, Inc.*	(109,812)	(2,591,563)
Equifax, Inc.	(12,408)	(878,610)
Healthcare Services Group, Inc.	(94,827)	(2,759,466)
Herman Miller, Inc.	(38,597)	(1,189,946)
HNI Corp.	(9,068)	(319,466)
IHS, Inc., Class A*	(10,400)	(1,254,552)
Interface, Inc.	(167,074)	(3,005,661)
Iron Mountain, Inc.	(65,303)	(1,857,217)
KAR Auction Services, Inc.	(10,676)	(317,931)
Kforce, Inc.	(64,460)	(1,490,315)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Commercial & Professional Services — (Continued)
Knoll, Inc.	(74,998)	$(1,364,214)
Mistras Group, Inc.*	(48,742)	(1,106,931)
Nielsen Holdings NV (Netherlands)	(44,808)	(2,103,736)
Rollins, Inc.	(32,438)	(975,735)
TrueBlue, Inc.*	(795)	(21,266)
US Ecology, Inc.	(26,239)	(1,171,571)
WageWorks, Inc.*	(59,284)	(2,511,863)

		(37,485,836)

Consumer Durables & Apparel — (5.1)%
Arctic Cat, Inc.	(89,053)	(3,641,377)
Brunswick Corp.	(59,440)	(2,388,894)
Callaway Golf Co.	(342,829)	(2,986,041)
Carter’s, Inc.	(959)	(70,640)
Harman International Industries, Inc.	(18,446)	(2,021,866)
Hasbro, Inc.	(34,453)	(1,903,873)
Helen of Troy Ltd. (Bermuda)*	(916)	(57,433)
Iconix Brand Group, Inc.*	(82,181)	(3,492,692)
iRobot Corp.*	(83,393)	(2,793,666)
Kate Spade & Co.*	(50,716)	(1,763,395)
Leggett & Platt, Inc.	(56,839)	(1,867,730)
Libbey, Inc.*	(7,513)	(200,372)
Mohawk Industries, Inc.*	(28,290)	(3,745,879)
Movado Group, Inc.	(19,884)	(781,044)
Oxford Industries, Inc.	(33,674)	(2,222,821)
Polaris Industries, Inc.	(1,192)	(160,121)
PVH Corp.	(23,542)	(2,956,169)
Tempur Sealy International, Inc.*	(65,526)	(3,288,095)
Tumi Holdings, Inc.*	(3,868)	(78,985)
Under Armour, Inc., Class A*	(77,522)	(3,790,051)
Vince Holding Corp.*	(38,972)	(1,072,120)

		(41,283,264)

Consumer Services — (10.0)%
ARAMARK Holdings Corp.	(52,198)	(1,471,462)
Bally Technologies, Inc.*	(43,667)	(2,843,158)
BJ’s Restaurants, Inc.*	(114,863)	(3,279,339)
Bloomin’ Brands, Inc.*	(116,590)	(2,485,699)
Bob Evans Farms, Inc.	(91,692)	(4,297,604)
Bright Horizons Family Solutions, Inc.*	(51,636)	(2,105,716)
Burger King Worldwide, Inc.	(74,552)	(1,948,044)
Carnival Corp. (Panama)	(102,662)	(4,035,643)
Cheesecake Factory, Inc. (The)	(44,191)	(1,983,733)
Chipotle Mexican Grill, Inc.*	(626)	(312,061)
Churchill Downs, Inc.	(25,725)	(2,259,427)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

April 30, 2014

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — (Continued)
Chuy’s Holdings, Inc.*	(77,230)	$(2,776,418)
ClubCorp Holdings, Inc.	(86,708)	(1,633,579)
Darden Restaurants, Inc.	(40,870)	(2,031,648)
Del Frisco’s Restaurant Group, Inc.*	(98,571)	(2,563,832)
Domino’s Pizza, Inc.	(314)	(23,355)
Hyatt Hotels Corp., Class A*	(41,800)	(2,352,504)
International Speedway Corp., Class A	(25,005)	(786,157)
K12, Inc.*	(126,714)	(3,000,588)
Krispy Kreme Doughnuts, Inc.*	(142,750)	(2,503,835)
Life Time Fitness, Inc.*	(82,552)	(3,962,496)
Marriott International, Inc., Class A	(33,114)	(1,918,294)
Masonite International Corp.*	(35,113)	(1,934,726)
Orient-Express Hotels Ltd., Class A (Bermuda)*	(118,915)	(1,557,786)
Papa John’s International, Inc.	(11,425)	(501,100)
Pinnacle Entertainment, Inc.*	(109,659)	(2,551,765)
Popeyes Louisiana Kitchen, Inc.*	(68,921)	(2,625,890)
Red Robin Gourmet Burgers, Inc.*	(51,104)	(3,474,050)
Regis Corp.	(206,836)	(2,717,825)
Royal Caribbean Cruises Ltd.	(32,937)	(1,749,943)
Service Corp. International	(204,749)	(3,843,139)
Six Flags Entertainment Corp.	(2,318)	(93,045)
Sonic Corp.*	(93,779)	(1,785,552)
Steiner Leisure Ltd. (Bahamas)*	(3,941)	(170,133)
Texas Roadhouse, Inc.	(111,352)	(2,754,848)
Vail Resorts, Inc.	(45,117)	(3,123,450)
Yum! Brands, Inc.	(8,234)	(633,936)

		(80,091,780)

Food & Staples Retailing — (3.7)%
Casey’s General Stores, Inc.	(10,772)	(739,606)
Chefs’ Warehouse, Inc. (The)*	(71,084)	(1,428,078)
Costco Wholesale Corp.	(17,523)	(2,027,061)
Fresh Market, Inc. (The)*	(109,364)	(4,057,404)
Kroger Co. (The)	(82,537)	(3,800,003)
Natural Grocers by Vitamin Cottage, Inc.*	(31,701)	(1,128,556)
PriceSmart, Inc.	(24,864)	(2,387,939)
Spartan Stores, Inc.	(78,195)	(1,684,320)
Sprouts Farmers Market, Inc.*	(26,808)	(857,052)
Susser Holdings Corp.*	(63,238)	(4,893,356)
United Natural Foods, Inc.*	(44,598)	(3,078,600)
Walgreen Co.	(25,709)	(1,745,641)
Weis Markets, Inc.	(9,658)	(445,137)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food & Staples Retailing — (Continued)
Whole Foods Market, Inc.	(33,075)	$(1,643,828)

		(29,916,581)

Food, Beverage & Tobacco — (4.1)%
Annie’s, Inc.*	(62,516)	(2,032,395)
Beam, Inc.	(20,174)	(1,683,924)
Boston Beer Co., Inc. (The), Class A* .	(13,755)	(3,384,280)
Boulder Brands, Inc.*	(221,669)	(3,271,834)
Brown-Forman Corp., Class B	(30,252)	(2,714,209)
Coca-Cola Enterprises, Inc.	(1,593)	(72,386)
Constellation Brands, Inc., Class A*	(20,370)	(1,626,341)
Darling Ingredients, Inc.*	(205,862)	(4,119,299)
Flowers Foods, Inc.	(84,445)	(1,732,811)
Fresh del Monte Produce, Inc., (Cayman Islands)	(96,127)	(2,777,109)
Hain Celestial Group, Inc. (The)*	(5,117)	(440,164)
Hershey Co. (The)	(12,584)	(1,211,084)
J&J Snack Foods Corp.	(4,038)	(377,957)
McCormick & Co., Inc.	(1,061)	(75,543)
Mead Johnson Nutrition Co.	(3,782)	(333,799)
Pinnacle Foods, Inc.	(78,245)	(2,378,648)
SunOpta, Inc. (Canada)*	(162,738)	(1,899,152)
TreeHouse Foods, Inc.*	(33,697)	(2,521,883)
WhiteWave Foods Co., Class A*	(578)	(16,005)

		(32,668,823)

Health Care Equipment & Services — (8.4)%
Acadia Healthcare Co., Inc.*	(36,341)	(1,527,049)
Air Methods Corp*	(50,492)	(2,810,890)
Alere, Inc.*	(37,000)	(1,235,800)
Allscripts Healthcare Solutions, Inc.*	(29,861)	(454,484)
AmerisourceBergen Corp.	(39,201)	(2,555,121)
Anika Therapeutics, Inc.*	(15,624)	(667,770)
athenahealth, Inc.*	(26,160)	(3,234,422)
BioScrip, Inc.*	(529,972)	(3,667,406)
Brookdale Senior Living, Inc.*	(9,059)	(288,439)
Capital Senior Living Corp.*	(89,971)	(2,224,983)
Cerner Corp.*	(49,292)	(2,528,680)
Community Health Systems, Inc.*	(2,943)	(111,510)
Cooper Cos., Inc. (The)	(8,830)	(1,164,765)
Corvel Corp.*	(13,316)	(606,411)
DENTSPLY International, Inc.	(42,298)	(1,887,760)
Ensign Group, Inc. (The)	(2,367)	(100,598)
Envision Healthcare Holdings, Inc.*	(88,219)	(2,980,920)
ExamWorks Group, Inc.*	(80,528)	(2,963,430)
Haemonetics Corp.*	(792)	(24,045)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

April 30, 2014

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
HCA Holdings, Inc.*	(242)	$(12,584)
HealthSouth Corp.	(921)	(31,903)
HealthStream, Inc.*	(69,295)	(1,569,532)
Healthways, Inc.*	(55,683)	(1,002,294)
Laboratory Corp. of America Holdings*	(2,996)	(295,705)
LifePoint Hospitals, Inc.*	(67,833)	(3,793,221)
Medidata Solutions, Inc.*	(89,685)	(3,256,462)
Meridian Bioscience, Inc.	(17,780)	(355,067)
Merit Medical Systems, Inc.*	(64,106)	(825,044)
MWI Veterinary Supply, Inc.*	(25,179)	(3,944,039)
Neogen Corp.*	(76,741)	(3,205,855)
Patterson Cos., Inc.	(64,915)	(2,642,040)
Quest Diagnostics, Inc.	(15,523)	(868,201)
Quidel Corp.*	(86,521)	(1,855,875)
Spectranetics Corp.*	(164,416)	(3,495,484)
Staar Surgical Co.*	(115,135)	(1,958,446)
Surgical Care Affiliates, Inc.*	(12,048)	(353,970)
Team Health Holdings, Inc.*	(17,874)	(866,532)
Tenet Healthcare Corp.*	(90,782)	(4,092,453)
Veeva Systems, Inc., Class A*	(21,536)	(413,707)
West Pharmaceutical Services, Inc.	(29,384)	(1,274,678)

		(67,147,575)

Household & Personal Products — (0.7)%
Coty, Inc., Class A	(102,878)	(1,651,192)
Elizabeth Arden, Inc.*	(34,562)	(1,269,808)
Estee Lauder Cos, Inc. (The), Class A	(13,333)	(967,576)
Revlon, Inc., Class A*	(15,746)	(474,584)
Spectrum Brands Holdings, Inc.	(2,027)	(155,734)
WD-40 Co.	(12,078)	(879,762)

		(5,398,656)

Media — (2.6)%
AMC Networks, Inc., Class A*	(7,241)	(475,516)
Charter Communications, Inc., Class A*	(27,647)	(3,746,998)
Comcast Corp., Class A	(1,407)	(72,826)
DISH Network Corp., Class A*	(1,190)	(67,663)
Entravision Communications Corp., Class A	(272,793)	(1,448,531)
EW Scripps Co. (The), Class A*	(141,340)	(2,421,154)
Gannett Co., Inc.	(17,167)	(466,427)
Gray Television, Inc.*	(338,225)	(3,805,031)
MDC Partners, Inc., Class A	(102,400)	(2,500,608)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Media — (Continued)
National CineMedia, Inc.	(126,490)	$(1,921,383)
Nexstar Broadcasting Group, Inc., Class A	(89,295)	(3,558,406)
Sinclair Broadcast Group, Inc., Class A	(7,200)	(192,456)

		(20,676,999)

Pharmaceuticals, Biotechnology & Life Sciences — (2.4)%
Agilent Technologies, Inc.	(23,140)	(1,250,486)
Bio-Rad Laboratories, Inc., Class A*	(29,087)	(3,583,809)
Cambrex Corp.*	(140,185)	(2,872,391)
Illumina, Inc.*	(11,494)	(1,561,460)
Luminex Corp.*	(92,896)	(1,784,532)
PerkinElmer, Inc.	(35,536)	(1,491,446)
Techne Corp.	(8,845)	(789,947)
Thermo Fisher Scientific, Inc.	(36,764)	(4,191,096)
Waters Corp.*	(14,776)	(1,456,027)

		(18,981,194)

Retailing — (7.9)%
Abercrombie & Fitch Co., Class A	(23,862)	(877,167)
Advance Auto Parts, Inc.	(1,603)	(194,428)
Amazon.com, Inc.*	(10,391)	(3,160,215)
American Eagle Outfitters, Inc.	(341,650)	(3,949,474)
Asbury Automotive Group, Inc.*	(45,524)	(2,810,652)
Ascena Retail Group, Inc.*	(199,302)	(3,427,994)
CarMax, Inc.*	(8,109)	(355,012)
Chico’s FAS, Inc.	(26,067)	(413,944)
CST Brands, Inc.	(50,813)	(1,658,028)
Dick’s Sporting Goods, Inc.	(15,971)	(841,033)
Expedia, Inc.	(16,643)	(1,181,487)
Family Dollar Stores, Inc.	(45,257)	(2,658,849)
Five Below, Inc.*	(1,413)	(56,958)
Fred’s, Inc., Class A	(5,668)	(103,271)
Gap, Inc. (The)	(2,152)	(84,574)
Genesco, Inc.*	(5,780)	(441,419)
Genuine Parts Co.	(3,528)	(307,359)
Groupon, Inc.*	(58,781)	(410,879)
Hibbett Sports, Inc.*	(684)	(36,833)
HomeAway, Inc.*	(41,657)	(1,358,851)
Lithia Motors, Inc.	(36,817)	(2,734,767)
LKQ Corp.*	(62,556)	(1,821,631)
Lumber Liquidators Holdings, Inc.*	(14,178)	(1,235,754)
Mattress Firm Holding Corp.*	(1,662)	(75,106)
Men’s Wearhouse, Inc. (The)	(48,578)	(2,301,626)
Monro Muffler Brake, Inc.	(32,276)	(1,820,366)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

April 30, 2014

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
MSA Safety, Inc.	(38,457)	$(2,028,607)
Netflix, Inc.*	(278)	(89,527)
Office Depot, Inc.*	(960,498)	(3,928,437)
Overstock.com, Inc.*	(44,960)	(720,259)
Penske Automotive Group, Inc.	(22,253)	(1,020,523)
Pep Boys-Manny Moe & Jack (The)*	(130,533)	(1,334,047)
priceline.com, Inc.*	(33)	(38,206)
Restoration Hardware Holdings, Inc.* .	(30,343)	(1,893,100)
RetailMeNot, Inc.*	(56,421)	(1,681,910)
Select Comfort Corp.*	(17,377)	(319,737)
Shutterfly, Inc.*	(68,776)	(2,815,002)
Signet Jewelers Ltd. (Bermuda)	(30,574)	(3,097,758)
Sonic Automotive, Inc., Class A	(122,234)	(2,975,176)
Stage Stores, Inc.	(142,520)	(2,733,534)
Stein Mart, Inc.	(66,827)	(835,338)
Tile Shop Holdings, Inc.*	(17,217)	(242,674)
TripAdvisor, Inc.*	(1,562)	(126,116)
Tuesday Morning Corp.*	(171,532)	(2,398,017)
Ulta Salon Cosmetics & Fragrance, Inc.*	(3,915)	(343,385)
Vitamin Shoppe, Inc.*	(18,033)	(863,420)

		(63,802,450)

Software & Services — (3.4)%
Automatic Data Processing, Inc.	(2,765)	(215,559)
CACI International, Inc., Class A*	(1,993)	(138,812)
CommVault Systems, Inc.*	(59,970)	(2,902,548)
CoreLogic, Inc.*	(43,101)	(1,208,121)
EPAM Systems, Inc.*	(12,770)	(397,530)
Euronet Worldwide, Inc.*	(38,556)	(1,773,190)
Fidelity National Information Services, Inc.	(18,018)	(962,702)
Fiserv, Inc.*	(1,014)	(61,631)
Forrester Research, Inc.	(16,987)	(601,849)
Fortinet, Inc.*	(162,813)	(3,578,630)
Gartner, Inc.*	(21,002)	(1,447,878)
Gigamon, Inc.*	(2,109)	(33,259)
Leidos Holdings, Inc.	(13,651)	(508,363)
MAXIMUS, Inc.	(14,226)	(605,601)
Microsoft Corp.	(9,301)	(375,760)
Qualys, Inc.*	(86,435)	(1,667,331)
Red Hat, Inc.*	(26,747)	(1,301,242)
Science Applications International Corp.	(8,139)	(317,421)
Sykes Enterprises, Inc.*	(6,472)	(128,081)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Tableau Software, Inc., Class A*	(27,099)	$(1,497,762)
Teradata Corp.*	(16,164)	(734,815)
Total System Services, Inc.	(93,227)	(2,961,822)
Vantiv, Inc., Class A*	(65,334)	(2,009,020)
Verifone Systems, Inc.*	(38,457)	(1,286,002)
VMware, Inc., Class A*	(10,265)	(949,615)

		(27,664,544)

Technology Hardware & Equipment — (3.5)%
Aeroflex Holding Corp.*	(49,829)	(381,192)
Amphenol Corp., Class A	(17,999)	(1,716,205)
Avnet, Inc.	(18,472)	(796,697)
Badger Meter, Inc.	(18,092)	(896,459)
Benchmark Electronics, Inc.*	(137,215)	(3,180,644)
Cognex Corp.*	(67,051)	(2,308,566)
InvenSense, Inc.*	(5,560)	(119,707)
Itron, Inc.*	(20,904)	(794,352)
Jabil Circuit, Inc.	(123,793)	(2,136,667)
Knowles Corp.*	(50,395)	(1,407,532)
Littelfuse, Inc.	(32,193)	(2,915,076)
Measurement Specialties, Inc.*	(15,043)	(968,017)
Methode Electronics, Inc.	(68,906)	(1,911,452)
MTS Systems Corp.	(33,567)	(2,164,064)
OSI Systems, Inc.*	(25,394)	(1,417,239)
Rofin-Sinar Technologies, Inc.*	(61,905)	(1,374,291)
SYNNEX Corp.*	(54,077)	(3,643,708)
Trimble Navigation Ltd.*	(9,415)	(361,818)

		(28,493,686)

Transportation — (4.9)%
Atlas Air Worldwide Holdings, Inc.*	(91,906)	(3,215,791)
Celadon Group, Inc.	(8,000)	(184,080)
Con-way, Inc.	(29,682)	(1,260,891)
CSX Corp.	(43,012)	(1,213,799)
Forward Air Corp.	(15,612)	(690,519)
Heartland Express, Inc.	(3,676)	(79,990)
Hub Group, Inc., Class A*	(82,935)	(3,703,048)
JB Hunt Transport Services, Inc.	(44,746)	(3,405,171)
Kansas City Southern	(30,720)	(3,099,034)
Landstar System, Inc.	(947)	(59,652)
Marten Transport Ltd	(24,907)	(584,318)
Old Dominion Freight Line, Inc.*	(28,643)	(1,736,625)
Roadrunner Transportation Systems, Inc.*	(113,359)	(2,792,032)
Ryder System, Inc.	(39,961)	(3,283,994)
Saia, Inc.*	(100,228)	(4,126,387)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Concluded)

April 30, 2014

Number
of Shares		Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
Swift Transportation Co.*	(144,203)	$(3,468,082)
Universal Truckload Services, Inc.	(14,898)	(367,385)
UTi Worldwide, Inc. (British Virgin Islands)	(390,255)	(3,820,596)
Wesco Aircraft Holdings, Inc.*	(113,275)	(2,294,952)

		(39,386,346)

TOTAL COMMON STOCK (Proceeds $603,945,080)		(590,299,039)

TOTAL SECURITES SOLD SHORT - (73.5)%		(590,299,039)

(Proceeds $603,945,080)

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7%		5,434,716

NET ASSETS - 100.0%		$802,916,879

*	Non-income producing.
†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
(a)	All or a portion of the security is on loan. (see Note 5 of the Notes to Financial Statements)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments

April 30, 2014

	Number
	of Shares	Value
LONG POSITIONS - 119.1%
COMMON STOCKS — 119.1%
Automobiles & Components — 3.5%
Allison Transmission Holdings, Inc.†	17,971	$536,255
American Axle & Manufacturing Holdings, Inc.*†	65,828	1,161,864
Cooper Tire & Rubber Co.†	4,725	118,834
Dana Holding Corp.†	58,949	1,247,950
Federal-Mogul Holdings Corp.*†	14,794	254,753
Gentex Corp.†	57,340	1,643,938
Goodyear Tire & Rubber Co. (The)†	1,234	31,097
Johnson Controls, Inc.†	20,552	927,717
Modine Manufacturing Co.*†	29,791	490,956
Remy International, Inc.†	4,978	132,017
Standard Motor Products, Inc.†	8,609	327,056
Tenneco, Inc.*†	16,529	989,591
TRW Automotive Holdings Corp.*†	832	66,851

		7,928,879

Capital Goods — 17.6%
AAON, Inc.†	4,140	117,369
AAR Corp.†	11,749	304,299
Aceto Corp.†	14,292	312,709
AECOM Technology Corp.*†	28,455	922,511
Aegion Corp.*†	13,920	354,821
Alamo Group, Inc.†	1,141	60,610
Albany International Corp., Class A†	3,265	117,475
Alliant Techsystems, Inc.†	8	1,154
Altra Industrial Motion Corp.†	16	547
Applied Industrial Technologies, Inc.†	16,062	769,691
Babcock & Wilcox Co. (The)†	21,572	750,490
Blount International, Inc.*†	26,723	298,496
Brady Corp., Class A†	27,822	717,529
Briggs & Stratton Corp.†	43,481	929,189
Carlisle Cos., Inc.†	173	14,229
Caterpillar, Inc.†	20,739	2,185,891
Chicago Bridge & Iron Co. NV (Netherlands)†	17,005	1,361,590
CIRCOR International, Inc.†	11,530	936,351
Danaher Corp.†	14,074	1,032,750
Donaldson Co., Inc.†	14,516	610,978
Dover Corp.†	6,941	599,702
DXP Enterprises, Inc.*†	191	21,623
EMCOR Group, Inc	2,027	93,222
EnerSys, Inc.†	7,800	527,124
Engility Holdings, Inc.*†	16,065	701,077
ESCO Technologies, Inc.†	1,103	36,862

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Exelis, Inc.†	10,360	$192,074
Federal Signal Corp.*†	6,490	98,518
Fluor Corp.	7,487	566,766
General Cable Corp.†	22,318	571,787
General Dynamics Corp.†	4,464	488,585
Gorman-Rupp Co. (The)†	4,011	124,542
Honeywell International, Inc.†	5,107	474,440
Huntington Ingalls Industries, Inc.†	9,506	979,118
Hyster-Yale Materials Handling, Inc.†	3,657	352,498
IDEX Corp.†	19,864	1,481,258
Illinois Tool Works, Inc.†	16,068	1,369,476
Joy Global, Inc.†	3,173	191,586
L-3 Communications Holdings, Inc.†	2,514	290,040
Lincoln Electric Holdings, Inc.†	24,442	1,632,970
Lockheed Martin Corp.†	9,776	1,604,633
Manitowoc Co., Inc. (The)†	30,918	982,574
Masco Corp.†	68,403	1,374,216
Meritor, Inc.*†	211	2,505
Moog, Inc., Class A*	67	4,385
MRC Global, Inc.*†	15,447	450,898
Nortek, Inc.*†	299	24,566
Northrop Grumman Corp.†	4,990	606,335
Orbital Sciences Corp.*†	20,294	596,644
Pall Corp.	218	18,345
Pentair, Ltd.*†	13,985	1,038,946
Polypore International, Inc.*†	35,865	1,243,798
Precision Castparts Corp.†	3,559	900,747
Raytheon Co.†	2,303	219,890
Rockwell Automation, Inc.	348	41,475
Roper Industries, Inc.†	7,817	1,086,172
Simpson Manufacturing Co., Inc.†	20,017	656,357
SPX Corp.†	17,964	1,829,454
Standex International Corp.†	5,719	339,537
Teledyne Technologies, Inc.*	1,809	167,984
Terex Corp.†	19,807	857,445
Thermon Group Holdings, Inc.*†	18,842	448,816
Toro Co. (The)†	4,922	312,744
URS Corp.†	6,997	329,699
Valmont Industries, Inc.†	1,624	241,830
Watts Water Technologies, Inc., Class A†	11,016	586,051
WESCO International, Inc.*†	15,550	1,364,979
WW Grainger, Inc.	1,375	349,800

		40,272,772

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments

April 30, 2014

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Commercial & Professional Services — 8.2%
ACCO Brands Corp.*†	73,442	$450,199
Brink’s Co. (The)†	49,964	1,271,084
Cintas Corp.†	24,123	1,421,568
Deluxe Corp.†	54	2,967
Dun & Bradstreet Corp. (The)†	3,452	382,344
Exponent, Inc.†	3,775	265,836
FTI Consulting, Inc.*†	1,250	42,875
G & K Services, Inc., Class A†	9,461	500,865
Huron Consulting Group, Inc.*†	9,532	678,678
ICF International, Inc.*†	12,979	505,792
Insperity, Inc.†	671	21,512
Kelly Services, Inc., Class A†	15,659	329,779
Kimball International, Inc., Class B†	6,780	113,633
Korn Ferry International*†	31,283	908,771
Manpowergroup, Inc.†	20,897	1,699,762
Navigant Consulting, Inc.*†	23,026	386,837
On Assignment, Inc.*	1,669	58,416
Pitney Bowes, Inc.†	36,068	966,622
Quad Graphics, Inc.†	24,448	529,299
Republic Services, Inc.†	1,123	39,406
Robert Half International, Inc.	287	12,858
RPX Corp.*†	37,176	608,943
RR Donnelley & Sons Co.†	55,611	978,754
Steelcase, Inc., Class A†	63,229	1,042,014
Tetra Tech, Inc.*†	18,988	544,386
Towers Watson & Co., Class A†	7,570	849,505
Tyco International, Ltd. (Switzerland)†	26,015	1,064,014
UniFirst Corp.†	8,559	823,718
United Stationers, Inc.	3,449	129,441
Waste Connections, Inc.†	25,215	1,126,102
Waste Management, Inc.†	16,031	712,578
West Corp.†	10,910	265,658

		18,734,216

Consumer Durables & Apparel — 6.7%
Columbia Sportswear Co.†	11,893	1,022,560
Crocs, Inc.*	4,189	63,380
Deckers Outdoor Corp.*†	21,670	1,710,846
Ethan Allen Interiors, Inc.†	30,134	731,654
Fossil Group, Inc.*†	12,081	1,288,439
G-III Apparel Group Ltd.*†	4,654	334,018
Hanesbrands, Inc.†	4,072	334,270
La-Z-Boy, Inc.†	45,837	1,110,631
Newell Rubbermaid, Inc.†	33,544	1,010,010

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
NVR, Inc.*†	1,330	$1,432,410
PulteGroup, Inc.†	89,256	1,641,418
Smith & Wesson Holding Corp.*†	42,699	655,430
Steven Madden, Ltd.*†	28,034	998,291
Sturm Ruger & Co., Inc.†	15,835	1,018,982
Vera Bradley, Inc.*†	43,863	1,241,323
Wolverine World Wide, Inc.†	27,240	765,444

		15,359,106

Consumer Services — 2.6%
American Public Education, Inc.*†	17,886	618,856
Apollo Education Group, Inc.*†	20,665	596,392
Boyd Gaming Corp.*†	72,404	855,815
Capella Education Co.†	3,969	231,631
Choice Hotels International, Inc.	1,427	63,045
DineEquity, Inc.†	1,963	148,815
Education Management Corp.*†	3,919	15,558
Grand Canyon Education, Inc.*	1,308	56,401
Hillenbrand, Inc.†	29,524	897,530
ITT Educational Services, Inc.*†	5,970	161,190
Jack in the Box, Inc.*	3,119	166,991
Las Vegas Sands Corp.†	4,817	381,169
Matthews International Corp., Class A†	3,796	153,169
Multimedia Games Holding Co., Inc.*	4,254	124,217
Speedway Motorsports, Inc.†	3,385	61,573
Weight Watchers International, Inc.	53,401	1,057,340
Wyndham Worldwide Corp.	3,621	258,322

		5,848,014

Food & Staples Retailing — 1.7%
Rite Aid Corp.*†	173,939	1,269,755
SUPERVALU, Inc.*†	241,946	1,691,203
Sysco Corp.†	23,062	840,149

		3,801,107

Food, Beverage & Tobacco — 11.2%
Altria Group, Inc.†	2,502	100,355
Archer-Daniels-Midland Co.†	33,494	1,464,693
Bunge, Ltd. (Bermuda)†	25,190	2,006,384
Coca-Cola Bottling Co. Consolidated†	360	29,603
ConAgra Foods, Inc.†	70,413	2,148,301
Cott Corp. (Canada)†	57,031	463,092
Diamond Foods, Inc.*	2,510	76,731
Dr Pepper Snapple Group, Inc.†	33,269	1,843,768

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

April 30, 2014

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
General Mills, Inc.†	13,273	$703,734
Hillshire Brands Co. (The)†	52,158	1,859,433
Hormel Foods Corp.†	27,185	1,296,453
Ingredion, Inc.†	11,794	830,887
JM Smucker Co. (The)†	8,618	833,188
Kellogg Co.†	8,621	576,141
Keurig Green Mountain, Inc.†	15,474	1,449,604
Kraft Foods Group, Inc.†	25,016	1,422,410
Lancaster Colony Corp.†	10,930	1,037,038
Monster Beverage Corp.*	447	29,931
Philip Morris International, Inc.†	8,188	699,501
Pilgrim’s Pride Corp.*†	63,951	1,397,969
Sanderson Farms, Inc.†	24,634	2,026,639
Snyder’s-Lance, Inc.†	4,816	127,913
Tootsie Roll Industries, Inc.	1,703	48,008
Tyson Foods, Inc., Class A†	33,694	1,414,137
Vector Group, Ltd.†	86,120	1,834,356

		25,720,269

Health Care Equipment & Services — 8.4%
Align Technology, Inc.*†	4,003	201,711
AMN Healthcare Services, Inc.*†	30,195	376,834
Amsurg Corp.*†	7,387	319,931
Analogic Corp.†	3,533	265,258
Cardinal Health, Inc.†	17,933	1,246,523
CareFusion Corp.*†	12,584	491,531
Chemed Corp.†	6,009	500,369
Corvel Corp.*†	6	273
DaVita HealthCare Partners, Inc.*†	11,000	762,300
Edwards Lifesciences Corp.*	4,866	396,433
Emeritus Corp.*†	12,499	372,845
Express Scripts Holding Co.*†	12,942	861,678
Globus Medical, Inc., Class A*†	40,776	995,750
Greatbatch, Inc.*†	16,868	776,434
Hanger, Inc.*†	11	381
Henry Schein, Inc.*†	6,991	798,582
Hill-Rom Holdings, Inc.†	3,264	121,943
HMS Holdings Corp.*	530	8,570
ICU Medical, Inc.*†	15,834	883,221
Intuitive Surgical, Inc.*	1,553	561,720
Kindred Healthcare, Inc.†	7,574	190,107
MedAssets, Inc.*	47	1,073
MEDNAX, Inc.*†	14,195	841,054
Medtronic, Inc.†	21,019	1,236,338
National Healthcare Corp.†	1,025	56,096

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Natus Medical, Inc.*†	44,025	$1,093,141
Omnicare, Inc.†	12,776	757,234
Omnicell, Inc.*	3,997	105,841
Owens & Minor, Inc.†	602	20,191
PharMerica Corp.*†	35,790	973,130
Quality Systems, Inc.†	63,678	940,524
Select Medical Holdings Corp.†	5,181	72,327
Universal Health Services, Inc., Class B†	20,387	1,667,453
Varian Medical Systems, Inc.*†	4,537	360,918
VCA Antech, Inc.*†	28,130	861,622

		19,119,336

Household & Personal Products — 4.1%
Avon Products, Inc.†	128,878	1,969,256
Church & Dwight Co., Inc.†	1,706	117,731
Clorox Co. (The)†	8,483	769,408
Energizer Holdings, Inc.†	21,184	2,366,041
Inter Parfums, Inc.†	651	23,820
Kimberly-Clark Corp.†	15,750	1,767,938
Procter & Gamble Co. (The)†	6,294	519,570
Spectrum Brands Holdings, Inc.†	23,788	1,827,632

		9,361,396

Media — 4.4%
Cablevision Systems Corp., Class A†	35,246	588,608
CBS Corp., Class B†	16,442	949,690
Clear Channel Outdoor Holdings, Inc., Class A†	18,522	148,546
Comcast Corp., Class A†	21,127	1,093,534
Cumulus Media, Inc., Class A*†	827	5,301
DIRECTV*†	3,126	242,578
Loral Space & Communications, Inc.*†	10,103	727,315
Morningstar, Inc.†	2,532	185,672
New York Times Co. (The), Class A†	17,511	281,577
News Corp., Class A*†	94,362	1,606,041
Omnicom Group, Inc.†	21,722	1,470,145
Scholastic Corp.†	14	461
Starz, Class A*†	17,575	567,145
Time Warner, Inc.	25,353	1,684,960
Walt Disney Co. (The)†	6,590	522,851

		10,074,424

Pharmaceuticals, Biotechnology & Life Sciences — 5.4%
Bruker Corp.*†	30,513	630,399

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

April 30, 2014

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Covance, Inc.*†	10,871	$959,692
Emergent Biosolutions, Inc.*†	44,342	1,168,855
Gilead Sciences, Inc.*†	16,737	1,313,687
Myriad Genetics, Inc.*†	33,349	1,407,661
PAREXEL International Corp.*†	22,632	1,026,361
PDL BioPharma, Inc.†	35,621	302,422
Pfizer, Inc.†	57,901	1,811,143
Questcor Pharmaceuticals, Inc.†	11,906	978,435
Salix Pharmaceuticals, Ltd.*†	13,545	1,489,950
United Therapeutics Corp.*†	13,635	1,363,636

		12,452,241

Retailing — 12.6%
ANN, Inc.*†	16,377	641,815
AutoNation, Inc.*†	8,864	469,703
Bed Bath & Beyond, Inc.*†	23,929	1,486,709
Best Buy Co., Inc.†	37,707	977,743
Big Lots, Inc.*†	3,469	137,026
Brown Shoe Co., Inc.†	2,507	59,140
Buckle, Inc. (The)†	11,314	531,645
Burlington Stores, Inc.*†	30,362	789,108
Cato Corp. (The)†	10,941	311,709
Children’s Place Retail Stores, Inc. (The)†	25,495	1,223,760
Core-Mark Holding Co., Inc.†	7,228	582,143
Dillard’s, Inc., Class A†	5,647	553,011
Dollar General Corp.*†	14,144	798,287
Dollar Tree, Inc.*†	23,461	1,221,614
DSW, Inc., Class A†	47,433	1,583,788
Express, Inc.*†	97,910	1,426,549
Finish Line, Inc. (The), Class A†	7,243	199,400
Gamestop Corp., Class A†	5,462	216,732
Gap, Inc. (The)†	14,532	571,108
Guess?, Inc.†	67,788	1,824,175
Haverty Furniture Cos., Inc.†	14,432	368,593
Home Depot, Inc. (The)†	4,764	378,786
HSN, Inc.†	14,696	852,956
Jos A Bank Clothiers, Inc.*†	24,876	1,605,746
Kohl’s Corp.†	23,613	1,293,756
Lands’ End, Inc.*†	14,957	413,561
Lowe’s Cos., Inc.†	35,221	1,616,996
Macy’s, Inc.†	15,401	884,479
Murphy USA, Inc.*†	1,569	66,682
Orbitz Worldwide, Inc.*	135	992

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
O’Reilly Automotive, Inc.*†	1,056	$157,122
Outerwall, Inc.*†	23,663	1,641,029
PetSmart, Inc.†	3,240	219,283
Pier 1 Imports, Inc.†	12,101	220,964
Sally Beauty Holdings, Inc.*†	34,170	936,600
TJX Cos., Inc.†	11,607	675,295
Urban Outfitters, Inc.*†	28,103	1,002,012
Williams-Sonoma, Inc.	949	59,616
Zumiez, Inc.*†	29,176	713,353

		28,712,986

Semiconductors & Semiconductor Equipment — 3.4%
Cabot Microelectronics Corp.*†	12,789	554,659
Cirrus Logic, Inc.*†	75,971	1,694,153
Fairchild Semiconductor International, Inc.*†	56,562	720,034
Integrated Device Technology, Inc.*†	9,567	111,647
Intersil Corp., Class A†	56,710	699,801
KLA-Tencor Corp.†	7,949	508,657
Lattice Semiconductor Corp.*†	46,482	391,378
MKS Instruments, Inc.†	9,604	270,353
OmniVision Technologies, Inc.*†	33,835	660,798
ON Semiconductor Corp.*†	2,178	20,495
Skyworks Solutions, Inc.*†	20,230	830,442
Texas Instruments, Inc.†	24,933	1,133,205
Xilinx, Inc.†	3,165	149,356

		7,744,978

Software & Services — 11.8%
ACI Worldwide, Inc.*†	1,886	107,785
Activision Blizzard, Inc.†	46,644	933,346
Acxiom Corp.*†	25,673	725,005
Amdocs Ltd. (Channel Islands)†	13,503	628,295
ANSYS, Inc.*†	131	9,997
Bankrate, Inc.*†	7,158	125,408
Blackhawk Network Holdings, Inc., Class B*†	15	345
Blucora, Inc.*†	13,131	252,772
Booz Allen Hamilton Holding Corp.†	27,310	634,684
CA, Inc.†	51,340	1,547,388
Computer Sciences Corp.†	27,039	1,600,168
Comverse, Inc.*†	14,333	357,465
Convergys Corp.†	17,272	372,039
Conversant, Inc.*†	65,857	1,609,545
CSG Systems International, Inc.†	10,046	264,813
DST Systems, Inc.†	911	83,985

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

April 30, 2014

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
FactSet Research Systems, Inc.†	1,421	$151,336
Heartland Payment Systems, Inc.	7,718	315,975
IAC/InterActiveCorp.†	19,187	1,271,714
iGATE Corp.*†	5,224	191,198
ManTech International Corp., Class A†	26,747	797,863
Mentor Graphics Corp.†	36,898	763,789
MICROS Systems, Inc.*†	11,112	572,268
NeuStar, Inc., Class A*†	75,417	1,939,725
NIC, Inc.	669	12,269
Oracle Corp.†	1,423	58,172
Paychex, Inc.†	7,736	323,442
Progress Software Corp.*†	23,304	500,104
PTC, Inc.*†	21,365	755,680
Rovi Corp.*†.	512	11,412
Sapient Corp.*†	30,530	496,723
Science Applications International Corp.†	16,653	649,467
Stamps.com, Inc.*†	11,263	390,939
Symantec Corp.†	69,976	1,419,113
Syntel, Inc.*†	722	57,991
Take-Two Interactive Software, Inc.*†	97,775	1,992,654
TeleTech Holdings, Inc.*†	15,467	373,219
VeriSign, Inc.*	19,554	922,558
Virtusa Corp.*†	4,424	145,859
Visa, Inc., Class A	4,120	834,753
Western Union Co. (The)†	87,881	1,394,671
Xerox Corp.†	109,267	1,321,038

		26,916,972

Technology Hardware & Equipment — 11.2%
Anixter International, Inc.†	19,421	1,902,870
Apple, Inc.†	2,160	1,274,594
Arrow Electronics, Inc.*†	6,512	369,556
AVX Corp.†	4,928	65,789
Belden, Inc.†	9,763	720,607
Brocade Communications Systems, Inc.*†	188,755	1,757,309
CDW Corp.†	4,163	117,355
Checkpoint Systems, Inc.*†	2,807	35,845
Coherent, Inc.*†	14,909	890,216
CommScope Holding Co., Inc.*	5,549	148,047
CTS Corp.†	10,899	193,893
Daktronics, Inc.†	19,234	250,427
Diebold, Inc.†	19,667	739,676

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Dolby Laboratories, Inc., Class A*	5,235	$208,615
F5 Networks, Inc.*†	9,267	974,610
Fabrinet (Cayman Islands)*†	21,223	458,417
FARO Technologies, Inc.*†	2,247	89,655
FEI Co.†	8,794	699,299
FLIR Systems, Inc.†	10,434	355,173
Harris Corp.†	3,503	257,541
Hewlett-Packard Co.†	44,334	1,465,682
Ingram Micro, Inc., Class A*†	10,649	287,097
Insight Enterprises, Inc.*†	23,000	600,760
InterDigital, Inc.†	33,061	1,147,878
IPG Photonics Corp.*	5,541	358,115
Lexmark International, Inc., Class A†	7,367	316,781
Motorola Solutions, Inc.†	23,311	1,482,113
NetApp, Inc.†	54,649	1,946,051
NETGEAR, Inc.*†	2,467	79,684
Newport Corp.*†	21,110	394,335
Plantronics, Inc.	2,069	90,146
Plexus Corp.*†	6,987	292,895
QLogic Corp.*†	66,835	773,949
QUALCOMM, Inc.†	7,711	606,933
Rogers Corp.*†	8,181	491,024
SanDisk Corp.†	17,725	1,506,093
Sanmina Corp.*†	546	11,056
ScanSource, Inc.*†	17,349	666,375
Tech Data Corp.*†	2,087	130,417
Ubiquiti Networks, Inc.*	3,743	144,966
Universal Display Corp.*†	4,472	116,496
Vishay Intertechnology, Inc.†	51,558	733,155
Western Digital Corp.†	4,535	399,670
Zebra Technologies Corp., Class A*†	467	32,428

		25,583,593

Telecommunication Services — 2.3%
Atlantic Tele-Network, Inc.†	9,087	537,678
Cincinnati Bell, Inc.*†	49,723	166,572
Consolidated Communications Holdings, Inc.†	10,514	209,439
Frontier Communications Corp.†	263,750	1,569,312
Verizon Communications, Inc.†	36,500	1,705,645
Windstream Holdings, Inc.†	131,556	1,193,213

		5,381,859

Transportation — 4.0%
Arkansas Best Corp.†	10,506	414,147
CH Robinson Worldwide, Inc.†	8,085	476,206

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

April 30, 2014

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
Expeditors International of Washington, Inc.†	44,123	$1,819,633
Genesee & Wyoming, Inc., Class A*†	6,534	646,931
Kirby Corp.*†	13,228	1,331,001
Matson, Inc.†	31,342	742,492
Norfolk Southern Corp.†	7,051	666,531
Union Pacific Corp.†	5,455	1,038,796
United Parcel Service, Inc., Class B†	6,097	600,554
Werner Enterprises, Inc.†	52,167	1,335,475

		9,071,766

TOTAL COMMON STOCKS (Cost $268,299,137)		272,083,914

TOTAL LONG POSITIONS - 119.1%		272,083,914

(Cost $268,299,137)

SHORT POSITIONS - (95.1)%
COMMON STOCKS — (95.1)%
Automobiles & Components — (1.3)%
BorgWarner, Inc.	(4,268)	(265,214)
Cooper-Standard Holding, Inc.*	(1,972)	(133,603)
Dorman Products, Inc.*	(12,815)	(737,503)
Drew Industries, Inc.	(4,939)	(248,530)
Fox Factory Holding Corp.*	(5,085)	(86,394)
Gentherm, Inc.*	(15,521)	(564,188)
Lear Corp.	(5,761)	(478,509)
Superior Industries International, Inc.	(2,877)	(60,820)
Winnebago Industries, Inc.*	(13,810)	(330,059)

		(2,904,820)

Capital Goods — (14.3)%
Actuant Corp., Class A	(15,219)	(515,315)
Apogee Enterprises, Inc.	(22,308)	(708,725)
Armstrong World Industries, Inc.*	(22,536)	(1,184,492)
Astec Industries, Inc.	(15,231)	(608,478)
AZZ, Inc.	(18,710)	(812,388)
Barnes Group, Inc.	(9,258)	(356,618)
Beacon Roofing Supply, Inc.*	(1,517)	(53,975)
Builders FirstSource, Inc.*	(1,599)	(12,552)
Chart Industries, Inc.*	(12,050)	(822,051)
CLARCOR, Inc.	(23,056)	(1,331,715)
Colfax Corp.*	(7,078)	(509,474)
Crane Co.	(14,811)	(1,077,204)
Cummins, Inc.	(6,034)	(910,229)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Deere & Co.	(827)	$(77,192)
EnPro Industries, Inc.*	(8,328)	(593,037)
Fastenal Co.	(18,823)	(942,656)
Fortune Brands Home & Security, Inc.	(4,122)	(164,262)
Franklin Electric Co., Inc.	(2,035)	(78,693)
Generac Holdings, Inc.	(5,603)	(329,905)
Graco, Inc.	(2,356)	(170,810)
GrafTech International Ltd.*	(108,082)	(1,211,599)
HD Supply Holdings, Inc.*	(24,308)	(626,660)
Hubbell, Inc., Class B	(2,455)	(289,003)
II-VI, Inc.*	(39,946)	(575,222)
Ingersoll-Rand PLC	(1,914)	(114,457)
ITT Corp.	(14,536)	(627,083)
John Bean Technologies Corp.	(410)	(11,886)
Kaman Corp.	(10,035)	(421,169)
Kennametal, Inc.	(32,312)	(1,509,940)
Lennox International, Inc.	(2,053)	(172,103)
Masonite International Corp.*	(10,451)	(575,850)
Middleby Corp. (The)*	(2,740)	(691,795)
MSC Industrial Direct Co., Inc., Class A	(4,810)	(437,999)
Mueller Industries, Inc.	(26,902)	(778,544)
NCI Building Systems, Inc.*	(50,793)	(794,403)
Nordson Corp.	(4,406)	(327,586)
Oshkosh Corp.	(9,379)	(520,628)
Owens Corning	(31,284)	(1,277,951)
Powell Industries, Inc.	(4,871)	(308,432)
Power Solutions International, Inc.*	(9,226)	(763,452)
Raven Industries, Inc.	(15,203)	(469,773)
RBC Bearings, Inc.*	(11,205)	(697,623)
Rexnord Corp.*	(23,230)	(621,170)
Rush Enterprises, Inc., Class A*	(11,988)	(384,815)
Stanley Black & Decker, Inc.	(1,565)	(134,418)
Sun Hydraulics Corp.	(8,232)	(336,524)
Tennant Co.	(6,649)	(424,140)
Textainer Group Holdings Ltd. (Bermuda)	(2,166)	(85,124)
Timken Co.	(3,907)	(246,454)
Titan International, Inc.	(80,251)	(1,405,195)
Trex Co., Inc.*	(14,322)	(1,124,563)
TriMas Corp.*	(27,599)	(989,700)
Universal Forest Products, Inc.	(9,162)	(462,589)
WABCO Holdings, Inc.*	(11,963)	(1,280,161)
Wabtec Corp.	(8,587)	(640,161)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

April 30, 2014

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Woodward, Inc.	(2,492)	$(111,716)

		(32,709,659)

Commercial & Professional Services — (5.8)%
ABM Industries, Inc.	(21,942)	(594,409)
Acacia Research Corp.	(56,976)	(913,895)
ADT Corp. (The)	(17,237)	(521,247)
Advisory Board Co. (The)*	(23,759)	(1,360,440)
Copart, Inc.*	(9,089)	(329,658)
Corporate Executive Board Co. (The)	(7,055)	(486,936)
Covanta Holding Corp.	(14)	(258)
EnerNOC, Inc.*	(34,610)	(816,796)
Equifax, Inc.	(4,980)	(352,634)
Healthcare Services Group, Inc.	(26,481)	(770,597)
Herman Miller, Inc.	(14,003)	(431,712)
HNI Corp.	(5,429)	(191,264)
IHS, Inc., Class A*	(3,531)	(425,945)
Interface, Inc.	(46,594)	(838,226)
Iron Mountain, Inc.	(22,070)	(627,671)
KAR Auction Services, Inc.	(3,071)	(91,454)
Kforce, Inc.	(17,999)	(416,137)
Knoll, Inc.	(20,905)	(380,262)
Mistras Group, Inc.*	(11,358)	(257,940)
MSA Safety, Inc.	(15,210)	(802,328)
Nielsen Holdings NV (Netherlands)	(15,774)	(740,589)
Rollins, Inc.	(12,000)	(360,960)
TrueBlue, Inc.*	(350)	(9,362)
US Ecology, Inc.	(12,661)	(565,314)
WageWorks, Inc.*	(23,719)	(1,004,974)

		(13,291,008)

Consumer Durables & Apparel — (7.7)%
Arctic Cat, Inc.	(24,160)	(987,902)
Brunswick Corp.	(25,152)	(1,010,859)
Callaway Golf Co.	(104,445)	(909,716)
Carter’s, Inc.	(19,545)	(1,439,685)
Garmin, Ltd. (Switzerland)	(1,847)	(105,464)
Harman International Industries, Inc.	(7,517)	(823,938)
Hasbro, Inc.	(12,004)	(663,341)
Helen of Troy Ltd. (Bermuda)*	(694)	(43,514)
Iconix Brand Group, Inc.*	(28,947)	(1,230,248)
iRobot Corp.*	(37,083)	(1,242,280)
Kate Spade & Co.*	(20,368)	(708,195)
Leggett & Platt, Inc.	(23,250)	(763,995)
Libbey, Inc.*	(2,643)	(70,489)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
Mohawk Industries, Inc.*	(10,461)	$(1,385,141)
Movado Group, Inc.	(5,257)	(206,495)
Oxford Industries, Inc.	(9,813)	(647,756)
Polaris Industries, Inc.	(8,915)	(1,197,552)
PVH Corp.	(8,509)	(1,068,475)
Tempur Sealy International, Inc.*	(24,598)	(1,234,328)
Tumi Holdings, Inc.*	(454)	(9,271)
Under Armour, Inc., Class A*	(31,951)	(1,562,084)
Vince Holding Corp.*	(14,587)	(401,288)

		(17,712,016)

Consumer Services — (11.7)%
ARAMARK Holdings Corp.	(16,551)	(466,573)
Bally Technologies, Inc.*	(15,593)	(1,015,260)
BJ’s Restaurants, Inc.*	(42,319)	(1,208,207)
Bloomin’ Brands, Inc.*	(37,488)	(799,244)
Bob Evans Farms, Inc.	(33,290)	(1,560,302)
Bright Horizons Family Solutions, Inc.*	(14,393)	(586,947)
Burger King Worldwide, Inc.	(23,548)	(615,309)
Carnival Corp.	(36,422)	(1,431,749)
Cheesecake Factory, Inc. (The)	(15,429)	(692,608)
Chipotle Mexican Grill, Inc.*	(321)	(160,018)
Churchill Downs, Inc.	(6,910)	(606,905)
Chuy’s Holdings, Inc.*	(23,624)	(849,283)
ClubCorp Holdings, Inc.	(22,628)	(426,312)
Darden Restaurants, Inc.	(15,046)	(747,937)
Del Frisco’s Restaurant Group, Inc.*	(35,774)	(930,482)
Domino’s Pizza, Inc.	(739)	(54,967)
Hyatt Hotels Corp., Class A*	(14,528)	(817,636)
International Speedway Corp., Class A	(8,531)	(268,215)
K12, Inc.*	(31,563)	(747,412)
Krispy Kreme Doughnuts, Inc.*	(52,754)	(925,305)
Life Time Fitness, Inc.*	(29,348)	(1,408,704)
Marriott International, Inc., Class A	(12,291)	(712,018)
Orient-Express Hotels Ltd., Class A (Bermuda)*	(38,474)	(504,009)
Papa John’s International, Inc.	(4,348)	(190,703)
Pinnacle Entertainment, Inc.*	(43,850)	(1,020,390)
Popeyes Louisiana Kitchen, Inc.*	(20,190)	(769,239)
Red Robin Gourmet Burgers, Inc.*	(18,825)	(1,279,724)
Regis Corp.	(58,286)	(765,878)
Royal Caribbean Cruises Ltd.	(13,562)	(720,549)
Service Corp. International	(72,717)	(1,364,898)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

April 30, 2014

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — (Continued)
Six Flags Entertainment Corp.	(658)	$(26,412)
Sonic Corp.*	(35,979)	(685,040)
Texas Roadhouse, Inc.	(39,563)	(978,789)
Vail Resorts, Inc.	(16,970)	(1,174,833)
Wynn Resorts Ltd.	(512)	(104,392)
Yum! Brands, Inc.	(2,881)	(221,808)

		(26,838,057)

Food & Staples Retailing — (4.4)%
Casey’s General Stores, Inc.	(2,912)	(199,938)
Chefs’ Warehouse, Inc. (The)*	(17,127)	(344,081)
Costco Wholesale Corp.	(5,852)	(676,959)
Fresh Market, Inc. (The)*	(38,215)	(1,417,776)
Kroger Co. (The)	(28,047)	(1,291,284)
Natural Grocers by Vitamin Cottage, Inc.*	(8,820)	(313,992)
PriceSmart, Inc.	(7,916)	(760,253)
Spartan Stores, Inc.	(21,807)	(469,723)
Sprouts Farmers Market, Inc.*	(9,839)	(314,553)
Susser Holdings Corp.*	(22,920)	(1,773,550)
United Natural Foods, Inc.*	(17,000)	(1,173,510)
Walgreen Co.	(8,558)	(581,088)
Weis Markets, Inc.	(2,328)	(107,298)
Whole Foods Market, Inc.	(10,931)	(543,271)

		(9,967,276)

Food, Beverage & Tobacco — (4.9)%
Annie’s, Inc.*	(16,278)	(529,198)
Beam, Inc.	(4,630)	(386,466)
Boston Beer Co., Inc. (The), Class A*	(4,588)	(1,128,832)
Boulder Brands, Inc.*	(62,021)	(915,430)
Brown-Forman Corp., Class B	(10,560)	(947,443)
Coca-Cola Enterprises, Inc.	(12,132)	(551,278)
Constellation Brands, Inc., Class A*	(6,182)	(493,571)
Darling Ingredients, Inc.*	(74,703)	(1,494,807)
Flowers Foods, Inc.	(28,252)	(579,731)
Fresh Del Monte Produce, Inc. (Cayman Islands)	(22,809)	(658,952)
Hain Celestial Group, Inc. (The)*	(2,544)	(218,835)
Hershey Co. (The)	(4,067)	(391,408)
J&J Snack Foods Corp.	(2,211)	(206,950)
McCormick & Co., Inc.	(2)	(142)
Mead Johnson Nutrition Co.	(935)	(82,523)
Pinnacle Foods, Inc.	(24,645)	(749,208)
SunOpta, Inc. (Canada)*	(45,011)	(525,278)
TreeHouse Foods, Inc.*	(12,143)	(908,782)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
WhiteWave Foods Co., Class A*	(14,533)	$(402,419)

		(11,171,253)

Health Care Equipment & Services — (10.8)%
Acadia Healthcare Co., Inc.*	(15,311)	(643,368)
Air Methods Corp*	(17,250)	(960,307)
Alere, Inc.*	(14,201)	(474,313)
Allscripts Healthcare Solutions, Inc.*	(7,534)	(114,667)
AmerisourceBergen Corp.	(14,146)	(922,036)
Anika Therapeutics, Inc.*	(7,440)	(317,986)
athenahealth, Inc.*	(12,144)	(1,501,484)
BioScrip, Inc.*	(192,339)	(1,330,986)
Brookdale Senior Living, Inc.*	(2,531)	(80,587)
Capital Senior Living Corp.*	(20,534)	(507,806)
Cerner Corp.*	(19,684)	(1,009,789)
Cooper Co., Inc. (The)	(3,968)	(523,419)
DENTSPLY International, Inc.	(14,173)	(632,541)
Ensign Group, Inc. (The)	(1,061)	(45,092)
Envision Healthcare Holdings, Inc.*	(32,812)	(1,108,717)
ExamWorks Group, Inc.*	(29,511)	(1,086,005)
HCA Holdings, Inc.*	(8,168)	(424,736)
HealthSouth Corp.	(30,289)	(1,049,211)
HealthStream, Inc.*	(17,656)	(399,908)
Healthways, Inc.*	(30,800)	(554,400)
Laboratory Corp. of America Holdings*	(369)	(36,420)
LifePoint Hospitals, Inc.*	(22,850)	(1,277,772)
Medidata Solutions, Inc.*	(34,383)	(1,248,447)
Meridian Bioscience, Inc.	(10,001)	(199,720)
Merit Medical Systems, Inc.*	(22,579)	(290,592)
MWI Veterinary Supply, Inc.*	(9,032)	(1,414,772)
Neogen Corp.*	(20,568)	(859,228)
Patterson Cos., Inc.	(21,451)	(873,056)
Quest Diagnostics, Inc.	(3,626)	(202,802)
Quidel Corp.*	(18,652)	(400,085)
Spectranetics Corp.*	(51,200)	(1,088,512)
Staar Surgical Co.*	(32,099)	(546,004)
Surgical Care Affiliates, Inc.*	(5,615)	(164,969)
Team Health Holdings, Inc.*	(7,186)	(348,377)
Tenet Healthcare Corp.*	(30,850)	(1,390,718)
Veeva Systems, Inc., Class A*	(3,330)	(63,969)
West Pharmaceutical Services, Inc.	(11,395)	(494,315)

		(24,587,116)

Household & Personal Products — (0.8)%
Coty, Inc., Class A	(34,458)	(553,051)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

April 30, 2014

	Number of Shares	Value
COMMON STOCKS — (Continued)
Household & Personal Products — (Continued)
Elizabeth Arden, Inc.*	(16,711)	$(613,962)
Estee Lauder Cos, Inc. (The), Class A	(4,178)	(303,197)
Revlon, Inc., Class A*	(6,700)	(201,938)
WD-40 Co.	(1,238)	(90,176)

		(1,762,324)

Media — (3.9)%
AMC Networks, Inc., Class A*	(3,818)	(250,728)
Charter Communications, Inc., Class A*	(9,119)	(1,235,898)
Entravision Communications Corp., Class A	(73,909)	(392,457)
EW Scripps Co. (The), Class A*	(39,212)	(671,702)
Gannett Co., Inc.	(26,375)	(716,609)
Gray Television, Inc.*	(107,871)	(1,213,549)
MDC Partners, Inc., Class A	(28,969)	(707,423)
Meredith Corp.	(5,996)	(264,244)
National CineMedia, Inc.	(35,233)	(535,189)
Nexstar Broadcasting Group, Inc., Class A	(33,861)	(1,349,361)
Sinclair Broadcast Group, Inc., Class A	(57,494)	(1,536,815)

		(8,873,975)

Pharmaceuticals, Biotechnology & Life Sciences — (2.9)%
Agilent Technologies, Inc.	(9,062)	(489,710)
Bio-Rad Laboratories, Inc., Class A*	(10,333)	(1,273,129)
Cambrex Corp.*	(38,908)	(797,225)
Illumina, Inc.*	(4,347)	(590,540)
Luminex Corp.*	(26,176)	(502,841)
PerkinElmer, Inc.	(13,163)	(552,451)
Techne Corp.	(3,137)	(280,165)
Thermo Fisher Scientific, Inc.	(13,916)	(1,586,425)
Waters Corp.*	(6,630)	(653,320)

		(6,725,806)

Retailing — (10.8)%
Abercrombie & Fitch Co., Class A	(9,467)	(348,007)
Amazon.com, Inc.*	(4,326)	(1,315,666)
American Eagle Outfitters, Inc.	(124,463)	(1,438,792)
Asbury Automotive Group, Inc.*	(15,982)	(986,729)
Ascena Retail Group, Inc.*	(70,393)	(1,210,760)
CarMax, Inc.*	(1,879)	(82,263)
Chico’s FAS, Inc.	(6,474)	(102,807)
CST Brands, Inc.	(16,786)	(547,727)
Dick’s Sporting Goods, Inc.	(4,699)	(247,449)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Expedia, Inc.	(7,924)	$(562,525)
Family Dollar Stores, Inc.	(15,050)	(884,188)
Genesco, Inc.*	(1,521)	(116,159)
Genuine Parts Co.	(1,012)	(88,165)
Groupon, Inc.*	(29,032)	(202,934)
Hibbett Sports, Inc.*	(21,901)	(1,179,369)
HomeAway, Inc.*	(20,243)	(660,327)
Lithia Motors, Inc., Class A	(15,361)	(1,141,015)
LKQ Corp.*	(24,595)	(716,206)
Lumber Liquidators Holdings, Inc.*	(7,155)	(623,630)
Mattress Firm Holding Corp.*	(614)	(27,747)
Men’s Wearhouse, Inc. (The)	(16,350)	(774,663)
Monro Muffler Brake, Inc.	(11,781)	(664,448)
Netflix, Inc.*	(22)	(7,085)
Office Depot, Inc.*	(359,691)	(1,471,136)
Overstock.com, Inc.*	(13,668)	(218,961)
Penske Automotive Group, Inc.	(9,032)	(414,208)
Pep Boys-Manny Moe & Jack (The)*	(34,575)	(353,356)
priceline.com, Inc.*	(193)	(223,446)
Restoration Hardware Holdings, Inc.*	(11,046)	(689,160)
RetailMeNot, Inc.*	(21,562)	(642,763)
Select Comfort Corp.*	(59,989)	(1,103,798)
Shutterfly, Inc.*	(25,404)	(1,039,786)
Signet Jewelers Ltd. (Bermuda)	(10,154)	(1,028,803)
Sonic Automotive, Inc., Class A	(41,128)	(1,001,056)
Stage Stores, Inc.	(46,354)	(889,070)
Stein Mart, Inc.	(16,773)	(209,662)
Tile Shop Holdings, Inc.*	(1,001)	(14,109)
TripAdvisor, Inc.*	(3,597)	(290,422)
Tuesday Morning Corp.*	(47,047)	(657,717)
Ulta Salon Cosmetics & Fragrance, Inc.*	(1,733)	(152,001)
Vitamin Shoppe, Inc.*	(6,652)	(318,498)

		(24,646,613)

Software & Services — (4.9)%
Automatic Data Processing, Inc.	(934)	(72,815)
CACI International, Inc., Class A*	(7,771)	(541,250)
CommVault Systems, Inc.*	(23,115)	(1,118,766)
CoreLogic, Inc.*	(20,683)	(579,744)
EPAM Systems, Inc.*	(8,716)	(271,329)
Euronet Worldwide, Inc.*	(14,711)	(676,559)
Fidelity National Information Services, Inc.	(6,928)	(370,163)
Fiserv, Inc.*	(10,137)	(616,127)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Concluded)

April 30, 2014

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Forrester Research, Inc.	(4,969)	$(176,052)
Fortinet, Inc.*	(59,789)	(1,314,162)
Gartner, Inc.*	(8,321)	(573,650)
Leidos Holdings, Inc.	(2,938)	(109,411)
MAXIMUS, Inc.	(6,028)	(256,612)
Microsoft Corp.	(3,014)	(121,766)
Qualys, Inc.*	(19,469)	(375,557)
Red Hat, Inc.*	(8,337)	(405,595)
Sykes Enterprises, Inc.*	(2,004)	(39,659)
Tableau Software, Inc., Class A*	(8,646)	(477,864)
Teradata Corp.*	(8,192)	(372,408)
Total System Services, Inc.	(34,565)	(1,098,130)
Vantiv, Inc., Class A*	(24,166)	(743,104)
Verifone Systems, Inc.*	(12,439)	(415,960)
VMware, Inc., Class A*	(4,826)	(446,453)

		(11,173,136)

Technology Hardware & Equipment — (4.3)%
Aeroflex Holding Corp.*	(12,009)	(91,869)
Amphenol Corp., Class A	(6,331)	(603,661)
Avnet, Inc.	(8,547)	(368,632)
Badger Meter, Inc.	(5,501)	(272,575)
Benchmark Electronics, Inc.*	(40,958)	(949,406)
Cognex Corp.*	(27,092)	(932,778)
Itron, Inc.*	(7,090)	(269,420)
Jabil Circuit, Inc.	(44,157)	(762,150)
Knowles Corp.*	(17,286)	(482,798)
Littelfuse, Inc.	(12,136)	(1,098,915)
Measurement Specialties, Inc.*	(5,852)	(376,576)
Methode Electronics, Inc.	(30,075)	(834,280)
MTS Systems Corp.	(8,281)	(533,876)
OSI Systems, Inc.*	(8,367)	(466,962)
Rofin-Sinar Technologies, Inc.*	(17,158)	(380,908)
SYNNEX Corp.*	(18,809)	(1,267,350)
Trimble Navigation Ltd.*	(5,620)	(215,977)

		(9,908,133)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (6.6)%
Atlas Air Worldwide Holdings, Inc.*	(31,939)	$(1,117,546)
Celadon Group, Inc.	(5,052)	(116,247)
Con-way, Inc.	(11,863)	(503,940)
CSX Corp.	(14,390)	(406,086)
Forward Air Corp.	(7,811)	(345,481)
Heartland Express, Inc.	(65,728)	(1,430,241)
Hub Group, Inc., Class A*	(30,240)	(1,350,216)
JB Hunt Transport Services, Inc.	(15,618)	(1,188,530)
Kansas City Southern	(11,979)	(1,208,442)
Marten Transport Ltd.	(10,948)	(256,840)
Old Dominion Freight Line, Inc.*	(9,902)	(600,358)
Roadrunner Transportation Systems, Inc.*	(31,614)	(778,653)
Ryder System, Inc.	(13,850)	(1,138,193)
Saia, Inc.*	(28,590)	(1,177,050)
Swift Transportation Co.*	(50,211)	(1,207,575)
Universal Truckload Services, Inc.	(3,964)	(97,752)
UTi Worldwide, Inc. (British Virgin Islands)	(145,810)	(1,427,480)
Wesco Aircraft Holdings, Inc.*	(31,490)	(637,987)

		(14,988,617)

TOTAL COMMON STOCK (Proceeds $221,816,674)		(217,259,809)

TOTAL SECURITES SOLD SHORT - (95.1)%		(217,259,809)

(Proceeds $221,816,674)

OTHER ASSETS IN EXCESS OF LIABILITIES - 76.0%		173,647,495

NET ASSETS - 100.0%		$228,471,600

*	Non-income producing.
†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statement of Assets and Liabilities

April 30, 2014

	Gotham Absolute Return Fund	Gotham Enhanced Return Fund	Gotham Neutral Fund
Assets
Investments, at value (Cost $1,794,947,855, $1,296,115,256 and $268,299,137, respectively)	$1,836,337,165	$1,387,781,202	$272,083,914
Cash collateral for securities on loan	49,604,858	37,732,508	—
Cash	6,198,522	533,479	4,148,774
Deposits with brokers for securities sold short	608,044,995	4,048,583	163,898,140
Receivables:
Investments sold	127,999,128	117,074,930	36,386,812
Capital shares sold	13,844,557	3,084,068	6,267,706
Dividends and interest	911,811	786,285	110,503
Prepaid expenses and other assets	51,223	99,501	18,818

Total assets	2,642,992,259	1,551,140,556	482,914,667

Liabilities
Securities sold short, at value (proceeds $921,077,241, $603,945,080, and $221,816,674,respectively)	901,344,186	590,299,039	217,259,809
Payables:
Investments purchased	134,640,482	117,827,777	36,650,737
Securities lending collateral	49,604,858	37,732,508	—
Capital shares redeemed	3,858,844	328,593	23,000
Investment Adviser	2,387,917	1,247,479	314,028
Dividends and fees on securities sold short	604,916	536,284	110,395
Administration and accounting fees	69,316	63,938	14,127
Custodian fees	43,488	62,989	25,035
Accrued expenses	228,544	125,070	45,936

Total liabilities	1,092,782,551	748,223,677	254,443,067

Net Assets	$1,550,209,708	$802,916,879	$228,471,600

Net Assets Consisted of:
Capital stock, $0.01 par value	$1,152,685	$647,809	$203,868
Paid-in capital	1,476,177,845	668,114,980	218,311,388
Accumulated net investment loss	—	(13,999)	—
Accumulated net realized gain from investments and securities sold short	11,756,813	28,856,102	1,614,702
Net unrealized appreciation on investments and securities sold short	61,122,365	105,311,987	8,341,642

Net Assets	$1,550,209,708	$802,916,879	$228,471,600

Institutional Class:
Net assets	$1,550,209,708	$802,916,879	$228,471,600

Shares Outstanding	115,268,529	64,780,851	20,386,838

Net asset value, offering and redemption price per share	$13.45	$12.39	$11.21

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statement of Operations

For the Year/Period Ended April 30, 2014

	Gotham Absolute Return Fund	Gotham Enhanced Return Fund*	Gotham Neutral Fund**
Investment Income
Dividends	$7,646,281	$5,832,563	$835,343
Interest	339	68	163
Income from securities loaned (Note 5)	178,902	206,462	—

Total investment income	7,825,522	6,039,093	835,506

Expenses
Advisory fees (Note 2)	8,945,493	4,186,842	932,633
Dividends and fees on securities sold short	3,492,880	2,662,198	550,654
Transfer agent fees (Note 2)	237,771	74,540	27,870
Administration and accounting fees (Note 2)	202,773	130,295	50,723
Registration and filing fees	146,645	109,299	48,152
Custodian fees (Note 2)	60,065	38,961	25,204
Legal fees	48,252	37,560	2,292
Printing and shareholder reporting fees	39,941	54,065	2,153
Trustees’ and officers’ fees (Note 2)	27,792	14,517	1,435
Audit fees	23,223	27,118	18,765
Other expenses	6,611	8,206	4,957

Total expenses before waivers and reimbursements	13,231,446	7,343,601	1,664,838

Recoupments and/or waivers, reimbursements (Note 2)	98,454	—	(64,972)

Net expenses after waivers and reimbursements	13,329,900	7,343,601	1,599,866

Net investment loss	(5,504,378)	(1,304,508)	(764,360)

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	42,437,386	44,577,112	3,247,753
Net realized loss from securities sold short	(14,058,474)	(7,582,915)	(773,642)
Net change in unrealized appreciation on investments***	38,522,459	22,096,602	3,784,777
Net change in unrealized appreciation on securities sold short	21,420,894	13,646,041	4,556,865

Net realized and unrealized gain on investments	88,322,265	72,736,840	10,815,753

Net increase in net assets resulting from operations	$82,817,887	$71,432,332	$10,051,393

* The Fund commenced operations on May 31, 2013.

** The Fund commenced operations on August 30, 2013.

*** Change in unrealized appreciation does not include net unrealized appreciation of $69,569,344 for the Gotham Enhanced Return Fund in connection with the Fund’s mergers. See Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Changes in Net Assets

	Gotham Absolute Return Fund		Gotham Enhanced Return Fund	Gotham Neutral Fund
	For the Year Ended April 30, 2014	For the Period Ended April 30, 2013*	For the Period Ended April 30, 2014**	For the Period Ended April 30, 2014***
Net increase in net assets from operations:
Net investment loss	$(5,504,378)	$(148,559)	$(1,304,508)	$(764,360)
Net realized gain from investments and securities sold short	28,378,912	2,334,410	36,994,197	2,474,111
Net change in unrealized appreciation on investments and securities sold short	59,943,353	1,179,012	35,742,643	8,341,642

Net increase in net assets resulting from operations	82,817,887	3,364,863	71,432,332	10,051,393

Less Dividends and Distributions to Shareholders from:
Institutional Class:
Net investment income	—	(18,956)	—	—
Net realized capital gains	(13,191,338)	(94,470)	(4,952,065)	(116,920)

Net decrease in net assets from dividends and distributions to shareholders	(13,191,338)	(113,426)	(4,952,065)	(116,920)

Increase in Net Assets Derived from Capital Share Transactions and Merger Activity (Note 4 and Note 7)	1,426,903,567	50,428,155	736,436,612	218,537,127

Total increase in net assets	1,496,530,116	53,679,592	802,916,879	228,471,600

Net assets
Beginning of year/period	53,679,592	—	—	—

End of year/period	$1,550,209,708	$53,679,592	$802,916,879	$228,471,600

Accumulated net investment loss, end of period	$—	$(155,245)	$(13,999)	$—

*	The Fund commenced operations on August 31, 2012.
**	The Fund commenced operations on May 31, 2013.
***	The Fund commenced operations on August 30, 2013.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Cash Flows

	Gotham Absolute Return Fund	Gotham Enhanced Return Fund	Gotham Neutral Fund
	For the Year Ended April 30, 2014	For the Period from May 31, 2013 to April 30, 2014	For the Period from August 30, 2013 to April 30, 2014
Cash flows provided from (used in) operating activities:
Net increase in net assets resulting from operations	$82,817,887	$71,432,332	$10,051,393
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term portfolio investments	(3,986,973,534)	(2,596,144,820)	(461,903,421)
Proceeds from disposition of long-term portfolio investments	2,294,381,457	1,631,395,503	196,852,037
Purchases to cover securities sold short	(610,705,251)	(562,138,786)	(119,838,962)
Proceeds from securities sold short	1,489,178,798	1,158,500,951	340,881,994
Proceeds from merger activity (Note 7)*	—	14,662,240	—
Net realized gain on investments and securities sold short	(28,378,912)	(36,994,197)	(2,474,111)
Net change in unrealized appreciation on investments and securities sold short	(59,943,353)	(35,742,643)	(8,341,642)
Increase in securities lending collateral	(49,604,858)	(37,732,508)	—
Increase in deposits with brokers for securities sold short	(589,843,385)	(4,048,583)	(163,898,140)
Increase in receivable for securities sold	(118,046,314)	(117,074,930)	(36,386,812)
Increase in dividend and interest receivable	(894,653)	(786,285)	(110,503)
Increase in prepaid expenses and other assets	(47,435)	(99,501)	(18,818)
Increase in payable for investments purchased	123,339,285	117,827,777	36,650,737
Increase in dividends and fees payable for securities sold short	593,404	536,284	110,395
Increase in payable for investment advisor	2,349,008	1,247,479	314,028
Increase in payable for securities lending collateral	49,604,858	37,732,508	—
Increase in accrued expense payable	298,034	251,997	85,098

Net cash used in operating activities	(1,401,874,964)	(357,175,182)	(208,026,727)

Cash flows from financing activities:
Net payment from Fund share activity	1,408,793,762	357,758,330	212,180,512
Dividends and Distributions to Shareholders	(3,669,273)	(49,669)	(5,011)

Net cash provided by financing activities	1,405,124,489	357,708,661	212,175,501

Net increase in cash	3,249,525	533,479	4,148,774
Cash at beginning of period / year	2,948,997	—	—

Cash at end of period / year	$6,198,522	$533,479	$4,148,774

Supplemental disclosure of cash flow information:
Cash paid during the period for financing charges	$1,772,352	$1,600,053	$273,764
Reinvested Distributions	9,522,065	4,902,396	111,909

*

During the year ended April 30, 2014, net assets applicable to common shares of $371,020,411 were acquired in the reorganization of Formula Investing U.S. Value 1000 Fund and Formula Investing U.S. Select Fund into the Trust including ($354,159,251) in cash, $939,094 in receivables and other assets, $367,882,397 in accrued expenses and other payables. (see Note 7)

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK.]

GOTHAM FUNDS

Financial Highlights

Contained below is per share operating performance data for each Institutional Class share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain/(Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distribution from Capital Gains	Total Distributions
Gotham Absolute Return Fund
Institutional Class Shares
05/01/2013-04/30/2014	$11.40	$(0.16)	$2.77	$2.61	$—	$(0.56)	$(0.56)
08/31/2012*-4/30/2013	10.00	(0.08)	1.53	1.45	(0.01)	(0.05)	(0.06)

Gotham Enhanced Return Fund
Institutional Class Shares
05/31/2013* -04/30/2014	$10.00	$(0.07)	$2.96	$2.89	$—	$(0.50)	$(0.50)

Gotham Neutral Fund
Institutional Class Shares
08/30/2013* -04/30/2014	$10.00	$(0.12)	$1.37	$1.25	$—	$(0.04)	$(0.04)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(3)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as indicated (See Note 2).
(4)	Amount is less than $0.005 per share.
(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover excludes the purchases and sales of the Formula Investing U.S. Value 1000 Fund and the Formula Investing U.S. Value Select Fund (see Note 6). If these transactions were included, portfolio turnover would have been higher.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Financial Highlights

Redemption Fees	Net Asset Value, End of Year/Period	Total Return(2)	Net Assets, End of Year/Period	Ratio of Expenses to Average Net Assets with waivers, reimbursements, and recoupments if any (including dividend and interest expense)	Ratio of Expenses to Average Net Assets with waivers, reimbursements, and recoupments (excluding dividend and interest expense)	Ratio of Expenses to Average Net Assets without waivers, expense reimbursements, and recoupments if any(3)	Ratio of Net Investment Income to Average Net Assets (including dividend and interest expense)	Portfolio Turnover Rate

$0.00(4)	$13.45	23.21%	$1,550,210	2.98%	2.20%	2.96%	(1.23)%	399.16%
0.01	11.40	14.67%	53,680	3.24%(5)	2.25%(5)	4.18%(5)	(1.13)%(5)	279.84%(6)

$0.00(4)	$12.39	29.36%	$802,917	3.54%(5)	2.25%(5)	3.54%(5)	(0.63)%(5)	364.77%(6)(7)

$0.00(4)	$11.21	12.50%	$228,472	3.43%(5)	2.25%(5)	3.57%(5)	(1.64)%(5)	191.65%(6)

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Notes to Financial Statements

April 30, 2014

1. Organization and Significant Accounting Policies

The Gotham Absolute Return Fund, the Gotham Enhanced Return Fund and the Gotham Neutral Fund (each a “Fund” and together, the “Funds”) are each a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Gotham Absolute Return Fund commenced investment operations on August 31, 2012. The Gotham Enhanced Return Fund commenced investment operations on May 31, 2013. The Gotham Neutral Fund commenced investment operations on August 30, 2013. The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. Each of the Funds offers one class of shares, Institutional Class.

The Funds seek to achieve their investment objective by primarily investing in long and short positions of U.S. equity securities. Equity securities include common and preferred stocks. There are no limits on the market capitalizations of the companies in which the Funds may invest.

The Funds will generally take long positions in securities that Gotham Asset Management, LLC (“Gotham or The Adviser”) believes to be undervalued and short positions in securities that the Adviser believes to be overvalued, based on the Adviser’s analysis of the issuer’s financial reports and market valuation. Using a proprietary methodology, securities are analyzed and ranked by the Adviser’s research team. Such analysis forms the basis of the Adviser’s proprietary database that is used to generate the portfolio. By taking both long and short positions, the Adviser attempts to provide protection in down markets relative to a fund that takes only long positions. The Adviser seeks to maintain the Funds’ net equity market exposure, which is the value of the Funds’ long positions minus its short positions, in the range of approximately 0%-70%, 70%-100% and 0%-25% for Gotham Absolute Return Fund, Gotham Enhanced Return Fund and Gotham Neutral Fund, respectively. In addition, the Adviser expects that the Funds’ gross equity market exposure, which is the value of the Funds’ long positions plus its short positions, will not exceed 190%, 250% and 225% for Gotham Absolute Return Fund, Gotham Enhanced Return Fund and Gotham Neutral Fund, respectively. It is anticipated that each Fund will frequently adjust the size of its long and short positions.

Portfolio Valuation — The Funds’ net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities held by the Funds are valued at their last sale price on the NYSE on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subject to restriction against sale by the Funds on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to market close. The value of such securities quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) markets system, but not listed on the National Market System, shall be valued at the mean between closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and the asked prices for such security in the over-the-counter market. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

GOTHAM FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 —	quoted prices in active markets for identical securities;

•	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

All financial instruments listed in the Portfolio of Investments are considered Level 1, measured at fair value on a recurring basis based on quoted prices for identical assets in active markets.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Funds to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Funds had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Funds had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended April 30, 2014, there were no transfers between Levels 1, 2 and 3 for the Funds.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. General

GOTHAM FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

expenses of the Trust are generally allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular Fund in the Trust are charged directly to that Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP . These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Funds’ intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Short Sales — The Funds’ short sales are subject to special risks. A short sale involves the sale by the Funds of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. If the price of the security has increased during this time, then the Funds will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Funds. There can be no assurance that the Funds will be able to close out a short position at any particular time or at an acceptable price. Although the Funds’ gain is limited to the amount at which it sold a security short, its potential loss is unlimited. The Funds will comply with guidelines established by the Security and Exchange Commission and other applicable regulatory bodies with respect to coverage of short sales.

As of April 30, 2014, the Gotham Absolute Return Fund, Gotham Enhanced Return Fund and Gotham Neutral Fund had securities sold short valued at $901,344,186, $590,299,039 and $217,259,809, for which securities of $1,325,022,949, $1,049,987,344, $234,470,581, and cash deposits of $608,044,995, $4,048,583 and $163,898,140, respectively, were pledged as collateral.

In accordance with the terms of its prime brokerage agreements, the Funds may receive rebate income or be charged fees on securities sold short. Such income or fee is calculated on a daily basis based upon the market value of securities sold short and a variable rate that is dependent upon the availability of such security. For the year ended April 30, 2014, Gotham Absolute Return Fund had net charges of $1,344,313 on securities sold short. For the period from May 31, 2013 (commencement of operations) to April 30, 2014, Gotham Enhanced Return Fund had net charges of $798,915 on securities sold short. For the period from August 30, 2013 (commencement of operations) to April 30, 2014, Gotham Neutral Fund had net charges of $223,934 on securities sold short. This amount is included in dividends and fees on securities sold short on the statement of operations.

As of April 30, 2014, the Gotham Absolute Return Fund, Gotham Enhanced Return Fund and Gotham Neutral Fund utilized short sales proceeds of $287,159,498, $582,223,020 and $41,452,410, and incurred financing charges for the period ended April 30, 2014, of $428,040, $801,138 and $49,830, respectively, to finance purchases of long securities. A financing fee is charged to the Funds based on the Federal Funds rate plus an agreed upon spread. These fees are included in dividends and fees on securities sold short.

GOTHAM FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

2. Transactions with Affiliates and Related Parties

Gotham Asset Management, LLC (“Gotham” or the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services as the investment adviser, Gotham is entitled to receive a monthly fee at the annual rate of 2.00% of each Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, dividend and interest expense on securities sold short, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 2.25% (on an annual basis) of each Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2017, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Funds’ expenses are below the Expense Limitation.

For the period ended April 30, 2014, investment advisory fees accrued and waivers were as follows:

	Gross Advisory Fee	Waiver/ Reimbursements	Net Advisory Fee (Reimbursement)
Gotham Absolute Return Fund	$8,945,493	$—	$8,945,493
Gotham Enhanced Return Fund	4,186,842	—	4,186,842
Gotham Neutral Fund	932,633	(64,972)	867,661

During the period ended April 30, 2014, Gotham Absolute Return Fund had investments advisory recoupment of $98,454. As of April 30, 2014, the amount of potential recovery for the Gotham Neutral Fund was as follows:

Expiration 04/30/2017
Gotham Neutral Fund	$64,972

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Funds.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly account-based service fee based on the number of shareholder accounts subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustee by the Funds during the period ended April 30, 2014 was $50,674. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Funds or the Trust.

GOTHAM FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

3. Investment in Securities

For the year ended April 30, 2014 (Gotham Absolute Return Fund) and from the commencement of operations through April 30, 2014 (Gotham Enhanced Return Fund commenced operations on May 31, 2013 and Gotham Neutral Fund commenced operations on August 30, 2013), aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Gotham Absolute Return Fund	$3,986,973,534	$2,294,381,457
Gotham Enhanced Return Fund*	2,596,144,820	1,631,395,503
Gotham Neutral Fund	461,903,421	196,852,037

*The cost of purchases and proceeds from sales on the Gotham Enhanced Return Fund excludes the purchases and sales the Formula Investing U.S. Value 1000 Fund and the Formula Investing U.S. Value Select Fund (See Note 7). If these transactions were included, purchases and sales would have been higher.

4. Capital Share Transactions

For the year ended April 30, 2014 (Gotham Absolute Return Fund) and from the commencement of operations through April 30, 2014 (Gotham Enhanced Return Fund commenced operations on May 31, 2013 and Gotham Neutral Fund commenced operations on August 30, 2013), transactions in capital shares of the Funds (authorized shares unlimited) were as follows:

	For the Year/Period Ended April 30, 2014		For the Period Ended April 30, 2013
	Shares	Value	Shares	Value
Gotham Absolute Return Fund:
Institutional Class Shares:
Sales	114,871,940	$1,482,840,267	4,818,182	$51,584,177
Reinvestments	753,328	9,522,065	7,305	76,919
Redemption Fees*	—	64,412	—	23,200
Redemptions	(5,065,727)	(65,523,177)	(116,499)	(1,256,141)

Net Increase	110,559,541	$1,426,903,567	4,708,988	$50,428,155

Gotham Enhanced Return Fund:
Institutional Class Shares:
Sales	34,242,031	$394,564,020	—	—
Proceeds from Shares issued in connection with mergers (a)	33,008,932	371,020,411	—	—
Reinvestments	435,768	4,902,396	—	—
Redemption Fees*	—	12,613	—	—
Redemptions	(2,905,880)	(34,062,828)	—	—

Net Increase	64,780,851	$736,436,612	—	—

GOTHAM FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

	For the Year/Period Ended April 30, 2014		For the Period Ended April 30, 2013
	Shares	Value	Shares	Value
Gotham Neutral Fund:
Institutional Class Shares:
Sales	20,810,372	$223,066,030	—	—
Reinvestments	10,648	111,909	—	—
Redemption Fees*	—	28,314	—	—
Redemptions	(434,182)	(4,669,126)	—	—

Net Increase	20,386,838	$218,537,127	—	—

*There is a 1.00% redemption fee that may be charged on shares redeemed within 90 days of purchase. The redemption fees are retained by each Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

(a)See Note 7.

5. Securities Lending

Securities may be loaned to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Trust’s Board of Trustees, is invested in short-term investments. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund’s securities will be fully collateralized and marked to market daily. During the year ended April 30, 2014, the Gotham Absolute Return Fund and the Gotham Enhanced Return Fund each had securities lending programs. The market value of securities on loan and collateral as of April 30, 2014 and the income generated from the programs during the year ended April 30, 2014 with respect to such loans are as follows:

	Market Value of Securities Loaned	Market Value of Collateral	Income Received from Securities Lending
Gotham Absolute Return Fund	$48,236,071	$49,604,858	$178,902
Gotham Enhanced Return Fund	36,633,071	37,732,508	206,462

Securities lending transactions are entered into by the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received from that counterparty and create one single net payment due to or from the Funds. The following table is a summary of each of the Gotham Absolute Return Fund and the Gotham Enhanced Return Fund’s open securities lending transactions which are subject to a MSLA as of April 30, 2014:

GOTHAM FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

				Gross Amount Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral Received	Net Amount
Gotham Absolute Return Fund	$48,236,071	$—	$48,236,071	$(48,236,071)	$—	$—
Gotham Enhanced Return Fund	36,633,071	—	36,633,071	(36,633,071)	—	—

*Amount disclosed is limited to the amount of assets presented in each Statement of Assets and Liabilities. Actual collateral received may be more than the amount shown.

6. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds had determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net assets components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net investment income, net realized gains and net assets were not affected by these adjustments. The following permanent differences as of April 30, 2014, primarily attributed to non-deductible expenses, capitalized dividends on short sales and short-term gain netted against current year net operating loss, were reclassified among the following accounts:

	Increase/(Decrease) Undistributed Net Investment Income	Increase/(Decrease) Accumulated Net Realized Loss	Increase/(Decrease) Additional Paid-In Capital
Gotham Absolute Return Fund	$5,659,623	$(5,659,623)	$ —
Gotham Enhanced Return Fund	1,290,509	(3,186,030)	1,895,521
Gotham Neutral Fund	764,360	(742,489)	(21,871)

The tax character of distributions paid by the Funds during the year ended April 30, 2014 were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividend
Gotham Absolute Return Fund	$13,141,291	$50,047
Gotham Enhanced Return Fund	4,952,065	—
Gotham Neutral Fund	116,920	—

The tax character of distributions paid by Gotham Absolute Return Fund during the year ended April 30, 2013 was as follows:

Ordinary Income	$113,426

GOTHAM FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2014, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Other Temporary Difference
Gotham Absolute Return Fund	$—	$26,246,361	$3,459,202	$44,147,745	$(974,130)
Gotham Enhanced Return Fund	$—	29,916,007	12,993,246	91,821,000	(576,163)
Gotham Neutral Fund	$—	5,088,598	—	5,104,734	(236,988)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
Gotham Absolute Return Fund	$1,811,922,475	$82,502,773	$(58,088,083)	$24,414,690
Gotham Enhanced Return Fund	1,309,606,243	117,081,701	(38,906,742)	78,174,959
Gotham Neutral Fund	271,536,045	9,082,723	(8,534,854)	547,869

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2014, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2014.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of April 30, 2014, the Gotham Absolute Return Fund, Gotham Enhanced Return Fund and Gotham Neutral Fund did not have any capital loss carryforwards.

7. Fund Mergers

At a meeting of the Board of Trustees of the Trust held on October 29, 2013, the Board approved an Agreement and Plan of Reorganization (the “Agreement”) to reorganize each of the Formula Investing U.S. Value 1000 Fund and the Formula Investing U.S. Value Select Fund into the Gotham Enhanced Return Fund, each a series of the Trust. The shareholders of each of the Formula Investing U.S. Value 1000 Fund and the Formula Investing U.S. Value Select Fund approved the Agreement during a special meeting of the shareholders held on February 5, 2014.

GOTHAM FUNDS

Notes to Financial Statements (Concluded)

April 30, 2014

Immediately prior to the reorganization, the Formula Investing U.S. Value 1000 Fund had Class A Shares outstanding and the Formula Investing U.S. Value Select Fund had Class A Shares and Class I Shares outstanding, which were exchanged for Institutional Class Shares of the Gotham Enhanced Return Fund. The following is a summary of shares outstanding, net assets and net asset value per share for these Funds before and after the mergers took place after the close of business on February 7, 2014:

	Before Reorganization			After Reorganization
	Formula Investing U.S. Value 1000 Fund	Formula Investing U.S. Value Select Fund	Gotham Enhanced Return Fund	Gotham Enhanced Return Fund
Class A
Shares	4,212,398	15,223,282	NA	NA
Net Assets	$61,732,742	$233,895,124	NA	NA
Net Asset Value	$14.66	$15.36	NA	NA

Class I
Shares	NA	4,906,586	NA	NA
Net Assets	NA	$75,392,545	NA	NA
Net Asset Value	NA	$15.37	NA	NA

Institutional Class
Shares	NA	NA	19,042,428	52,051,360
Net Assets	NA	NA	$213,989,914	$585,010,325
Net Asset Value	NA	NA	$11.24	$11.24

Fund Total
Shares Outstanding	4,212,398	20,129,868	19,042,428	52,051,360
Net Assets	$61,732,742	$309,287,669	$213,989,914	$585,010,325
Unrealized Appreciation (Depreciation)	$11,047,133	$58,522,211	$(11,030,934)	$58,538,410

Assuming this reorganization had been completed on May 1, 2013, the Gotham Enhanced Return Fund’s results of operations for the year ended April 30, 2014 would have been as follows:

Net Investment Income	$2,264,700
Net realized and change in unrealized gains (losses) on investments and securities sold short	$209,971,190
Net increase in asset from operations	$212,235,890

Because the combined portfolios of investments have been managed as a single portfolio since the mergers were completed, it is not practical to separate the amounts of revenue and earnings to the Gotham Enhanced Return Fund that have been included in its statements of operations since the mergers.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Gotham Absolute Return Fund, and the

Gotham Enhanced Return Fund, and

the Gotham Neutral Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and of cash flows, and the financial highlights present fairly, in all material respects, the financial position of the Gotham Absolute Return Fund, the Gotham Enhanced Return Fund, and the Gotham Neutral Fund (the “Funds”) at April 30, 2014, the results of each of their operations and their cash flows, the changes in each of their net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and portfolios of investments (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 24, 2014

GOTHAM FUNDS

Shareholder Tax Information

(Unaudited)

The Funds are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by such Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2014, the tax character of distributions paid by the Funds were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividend
Gotham Absolute Return Fund	$13,141,291	$50,047
Gotham Enhanced Return Fund	4,952,065	—
Gotham Neutral Fund	116,920	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Gotham Absolute Return Fund, the Gotham Enhanced Return Fund and the Gotham Neutral Fund designate 9.86%, 11.13% and 10.02%, respectively, of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the Gotham Absolute Return Fund, Gotham Enhanced Return Fund and Gotham Neutral Fund, the percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 14.22%, 12.43% and 11.64%, respectively.

For the Gotham Absolute Return Fund, Gotham Enhanced Return Fund and Gotham Neutral Fund, the percentage of ordinary income distributions designated as qualified short-term capital gain pursuant to the American Job Creation Act of 2004 are 100.00%, 100.00% and 100.00%, respectively.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by a Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in a Fund.

GOTHAM FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how a Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (877) 974-6852 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

GOTHAM FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site www.gothamfunds.com.

If you have questions or comments about our privacy practices, please call us at 1-877-974-6852.

GOTHAM FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Board” or the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”) within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Funds contains additional information about the Trustees and is available, without charge, upon request, by calling (877) 974-6852.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	32	Optimum Fund Trust (registered investment company) (6 Portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	32	None.
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	32	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	32	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

297

GOTHAM FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	32	None.

1 Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

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Investment Adviser

Gotham Asset Management, LLC

535 Madison Avenue, 30th Floor

New York, NY 10022

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

LATEEF FUND

Annual Investment Adviser’s Report

April 30, 2014

(Unaudited)

Dear Lateef Fund Shareholder:

Concerns over emerging markets along with weather-induced domestic macro uncertainty created volatility in the market and the Fund during the first quarter of 2014. However, we believe that as quickly as these headlines came, they will pass, and a focus on fundamentals and earnings growth will resume.

A simple definition of an economy is the aggregated sum of a country’s consumption, investment, and accumulated change in trade. As economies emerge, the investment and change in trade variables tend to be of larger consequence. This, in turn, creates larger volatility as these economies are dependent upon their trading partners. A common expression is that when mature markets sneeze, emerging markets catch a cold. Fears of such a cold were present in the market at the beginning of this year.

We saw this as an opportunity to challenge the investment thesis of the Fund holdings that have emerging market exposure. Since the Fund has invested in companies that sell into these markets as opposed to companies that are simply commodities-tied, we see various risks and opportunities for these companies in the coming year.

We believe weaker commodity prices, lower labor costs, and declining local business valuations are beneficial as the investments in the Fund produce products and acquire additional assets in these markets. An economic slowdown obviously affects consumer spending, an area where we have low exposure, but it also affects investments to varying degrees depending on the level of government intervention and policy. The Fund’s holdings such as Ametek (AME), Stanley Black & Decker (SWK), Starwood (HOT), Wabtec (WAB), and Waters (WAT) are affected by these temporary conditions. However, we are willing to accept this temporary volatility in exchange for a growing and diverse end market.

The exception to the rule is China, which profiles like an emerging market, but is now the second largest economy behind the U.S. and is nearly three times the size of the third largest economy. Government actions and political capability have let China remain unbalanced, favoring investment and change in trade. Whereas the U.S. economy is two-thirds consumption, it is only one-third in China. Our thesis of investing in Wynn Resorts (WYNN) does not require a rebalancing towards consumption in China as we are confident that the company’s allocation of capital in Macau provides sufficient growth. Yet, as China announces gross domestic product (GDP) figures, we believe it is possible to have a slowing headline GDP but a rebalancing towards consumer spending that will enhance rather than weaken our thesis.

Characteristics of Quality

As we discussed in our last letter, our analysis indicates that the discount rate has come down as investors have lowered their return expectations for equities in sympathy with the yields offered in the bond market. This has been at the expense of quality stocks as we define quality. Our long held criteria of investing in companies that have less leverage and higher earnings predictability is similar to the academic view of quality as characterized by profitability, growth, safety, and payout.1

1

LATEEF FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2014

(Unaudited)

Comparing the Fund against these criteria, we believe that it continues to measure as high quality. For profitability, we prefer to evaluate our holdings using an economic value added (EVA) spread. An EVA spread measures the economic return a company earns by comparing its return on invested capital against its cost of capital. The Fund’s median EVA spread of 3.2% exceeds the S&P 500’s median EVA spread of 0.9%.2 The higher potential to create economic profit along with the higher growth profile of the Fund holdings are partially responsible for the Fund’s median price-to-earnings ratio (P/E) of 19.6 times this year’s earnings versus 16.0 times for our benchmark. Our lack of holdings in the three lowest valuation sectors of the S&P 500 (Telecom Services, Energy, and Banking all trade at less than 14 times P/E) contributes to our higher P/E as well.

We believe safety, defined by academics as a lower required return demanded, is high in the Fund. Comparing leverage in the Fund against the wider market, the median debt-to-asset ratio in the Fund stands at 19.5% compared to 24% for the S&P 500. The final criteria of payout represents the view that agency problems are best reduced when management teams return high levels of cash to investors through dividends. We manage for this factor through our qualitative assessment of management teams and their track records. Management’s capital allocation decisions and priorities are a focus in all of our conversations as we recognize that poor spending decisions will lower returns on capital and destroy economic wealth for shareholders.

Update on Themes

At the end of last year, we discussed several themes in the Fund and how they would drive wealth creation. For defined contribution in healthcare, private health insurance exchanges continue to create substantial future opportunities for AON (AON) and Towers Watson (TW). At the end of 2013, Aon had approximately 900,000 active and retired lives enrolled in exchanges while Towers Watson was a close second at 700,000. Barron’s, in an article on private exchanges published March 29, 2014, cited that consultants forecast employee enrollment jumping from 1-2 million today to 30-40 million by 2018. Through these headlines and information garnered through our conversations with management teams and business owners, we sense the power and presence of this transformation.

Another theme we mentioned was that the proliferation of technology will enable content-based media to increase their profit pools. The value proposition for any product is its usefulness and its supply. Many products suffer from a utility function that makes the fifth product less appealing than the first, such as eating a fifth hamburger. Media is unique in that its utility function moves very slowly over time since it can be gleefully consumed over and over again. The ability of technology to add supply through new devices while also avoiding diminished utility strengthens our conviction in the future of Scripps Networks Interactive (SNI) and 21st Century Fox (FOXA).

[1]	Asness, Frazzini, and Pedersen. “Quality Minus Junk.” October 9, 2013.
[2]	In this letter, quoted portfolio statistics apply to the Fund’s holdings but not to the Fund itself and do not reflect the Fund’s expenses.

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LATEEF FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2014

(Unaudited)

Whether it is the ability to sell into fast-growing emerging markets, the exposure to a fundamentally changing healthcare model, or the profit potential gained through technological proliferation, we believe the Fund holdings all carry a common thread of quality. As earnings growth in the Fund outpaces price appreciation, we only gain conviction that quality growth has become increasingly cheaper than cyclical growth. With the end of the bull market for interest rates and the Fed’s continued tapering, we remain confident that required returns will reverse and quality growth will once again become favored.

Changes to the Fund

During the first quarter, we purchased Nielsen Holdings (NLSN) and Jones Lang LaSalle (JLL). We sold our positions in EMC Corp. (EMC) and MasterCard (MA).

Nielsen Holdings (NLSN) is a leading global information and measurement company that helps clients understand consumers and consumer behavior. Nielsen Holding’s traditional business of evaluating advertising metrics combined with its capabilities of measuring retail data places it in a position to benefit from a new world where there are blurred lines between point of sale promotion and advertising. Corporations use advertising to complement promotional activity in hopes of improving sales and building brands. While promotions have a return on investment that can be calculated, advertising does not. With consumers able to instantaneously purchase many items from numerous vendors, mindshare has become critical. Nielsen’s importance to its stakeholders has increased dramatically in a world of Twitter, Facebook, Yelp, and other emerging media. Additionally, in the past where there was a three network world and a 13-week television season, the value proposition from television ratings was short-lived. Now, as buyers of media are searching for data to model advertising versus promotion, new versus old media, and the allocation of dollars, Nielsen is prepared to deliver its increasingly more valuable content to clients. It is this nexus of advertising and selling that has made Nielsen’s moat larger and more expansive.

Real estate is a non-core competency for most Fortune 500 companies. As such, Jones Lang LaSalle (JLL) provides economic value to companies seeking to outsource real estate brokerage and service needs. With commercial real estate still in the early innings of a recovery, Jones Lang LaSalle is uniquely positioned to benefit as it operates in an oligopoly within a fragmented real estate service market. Its global presence and full service capabilities differentiate it from regional players that cannot fulfill the needs of large multi-regional and multi-national companies seeking to expand. Jones Lang LaSalle is the beneficiary of economic indicators such as white collar employment, global GDP, and absorption of real estate which are all improving. Despite leverage to these indicators and the fact that Jones Lang LaSalle is a late-cycle company, they remain at a discount to the S&P 500. Jones Lang LaSalle also manages $47 billion through its real estate investment business, which could earn significantly higher incentive fees in the coming years from investments made in turnaround assets post-credit crisis. These higher incentive fees could have a meaningful impact on earnings, yet they are largely underappreciated by the market.

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LATEEF FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2014

(Unaudited)

As discussed in our last letter, we sold EMC Corp. (EMC) at the beginning of this year. With low returns from cash spent on buybacks and forecasted IT spending growth of only one to two percent this year, we decided that there were more attractive alternatives for the Fund.

We also sold MasterCard (MA) as our thesis had largely played out. We originally purchased MasterCard because it was a high quality franchise that participated in an oligopoly, enjoyed high variable margins due to its network, required little capital, and had strong ability to extract value from its value chain. This all contributed to MasterCard’s superior returns on capital. MasterCard also benefited from the long-term tailwind of cash-to-plastic conversion. Since our initial purchase of MasterCard, shares have soared over 300% and now trade at 25 times P/E. MasterCard’s higher valuation also raised issues with capital allocation. With limited reinvestment opportunities, the company spends heavily on share repurchases. At 25 times P/E, we do not believe this is an attractive use of cash as returns generated from buybacks are below the company’s cost of capital, thus destroying economic value. Reaching management’s goal of 20% earnings per share (EPS) growth per year also becomes increasingly challenging as roughly four percent of this growth must come from buybacks.

Over the past three years, the underlying EPS of the Fund has grown 77% compared to 28% for the S&P 500. We believe that the changes in the Fund, along with our established positions and themes discussed previously, will continue to deliver earnings growth outperformance over the market. We saw some positive confirmation of this during the first quarter as 77% of our holdings beat consensus EPS estimates. This positive trajectory coupled with our view that quality growth is on the cusp of rotating back into favor give us high confidence that our holdings will create wealth and outperformance for shareholders.

Leaders & Laggards

Wynn Resorts (WYNN), Trimble Navigation (TRMB), and Waters (WAT) were our top contributors this quarter.

Wynn Resorts (WYNN) was the largest contributor to our performance this quarter. China’s GDP growth, while slower than the double-digit rates experienced in the past, nevertheless remains ahead of developed nations and most other emerging markets. Wynn Palace, the company’s new casino-resort set to open in the Cotai region in 2016, could double Macau earnings over the next three to five years. A rebalancing toward consumer spending in China, estimated at 35% of GDP, would further enhance our thesis as it would drive additional visitations and gaming demand.

Trimble Navigation’s (TRMB) fourth quarter results beat consensus estimates through improved performance in agriculture and residential/non-residential construction. Shares increased 14.0% following its earnings release in early February. Trimble’s value proposition is the extent to which its products and services increase productivity and asset utilization for their customers. Given the benefit they provide, we believe

4

LATEEF FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2014

(Unaudited)

the level of demand from customers offsets the appearance of cyclicality in their largest end markets. Trimble’s recurring revenues (in the mid-20 percent of revenue) should grow over the next few years as the company continues to shift towards providing a more complete enterprise solution for its customers. We continue to believe Trimble is attractive at current levels.

Waters (WAT), a market leader in high performance liquid chromatography and mass spectrometry, also beat consensus forecasts in the fourth quarter. Whereas Waters’ third quarter results were impacted by lower public spending in the U.S. and shipment delays to China, fourth quarter sales in the U.S. beat estimates on stronger specialty pharmaceutical and biotech spending and sales in China reverted back to a double-digit pace. Waters’ shares closed up 7.3% following its earnings release. This quarter confirmed our belief that Waters’ third quarter miss and downward guidance was more timing-related than an actual shift in product competitiveness or a change in end market demand.

During the first quarter, our bottom three performers were Scripps Networks Interactive (SNI), 21st Century Fox (FOXA), and ANSYS Inc. (ANSS).

Scripps Networks Interactive (SNI) and 21st Century Fox (FOXA) were not immune from the pressure on media companies during the first quarter. Scripps Networks, in particular, pulled back earlier this year after discussions with Discovery Communications over a potential takeout ended. Scripps Networks closed 2013 at over $85 per share based on these rumors and promptly returned to pre-takeout levels post-rumors. While we viewed a takeout as a potential wildcard, it was not core to our thesis. We continue to believe that Scripps Networks’ leadership in lifestyle content and highly affluent viewers will support ratings and advertising growth. The company remains well positioned to outgrow the industry as it distributes its 100% owned content through new channels and to international markets.

21st Century Fox’s shares declined in January as Wall Street analysts lowered estimates ahead of the company’s second fiscal quarter earnings announcement in February. Many concerns were realized as management tempered full-year guidance due to poor film division results in the first half and lower expected advertising revenues in television as ratings disappointed on a few key shows. The company’s decision to delist from the Australian Securities Exchange may have also created added pressure on its share price due to forced selling. While film results were disappointing and contributed to a lower guidance, this segment’s performance tends to be lumpy year-over-year and is not indicative of the future. We continue to believe that 21st Century Fox, having spun-off its publishing assets, will reinvest cash flow into content and other high return opportunities. The company will benefit from growing demand for content as technology changes and it expands further into international markets.

ANSYS (ANSS) provides engineering simulation software and services that are widely used across a variety of industries and academia. During its March investor day, management reviewed their plans to target a wider group of users within their customers’ organizations. By developing a more user-friendly product and taking advantage of automation, ANSYS hopes to reach new users, such as those in design,

5

LATEEF FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2014

(Unaudited)

who can benefit from ANSYS’ functionality despite not being “experts” in finite element analysis. While the $20 billion addressable market identified by management is attractive for a company that generates less than a billion in sales and is a technology leader within its niche, there is uncertainty surrounding acceptance and timing. Further, it suggested that penetration within its core target market was higher than originally believed. Shares declined seven percent in the three days following the investor day. We are closely monitoring ANSYS.

The Fund was down -0.34% for the quarter ended March 31, 2014 compared to 1.81% for the S&P 500. The Fund was down -0.55% for the month of April 2014 versus 0.74% for the S&P 500. The annualized, since inception (September 2007) return through April 30, 2014 for the Fund was 7.20% versus the S&P 500’s 6.00%.3 We remain confident that our consistent investment strategy of building a concentrated portfolio of high quality growing companies purchased at attractive prices will yield superior returns. While quality growth has been out of favor and increasingly cheaper than cyclical growth, we strongly believe that required returns will reverse and quality growth will once again become favored.

As always, thank you for your support and we look forward to continuing our longstanding partnership.

Sincerely,

Lateef Investment Management

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2014 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund, its holdings or the markets. Discussion of particular Fund holdings is not intended as a recommendation to buy, hold or sell those securities. The Fund’s portfolio composition is subject to change. Current and future portfolio holdings are subject to investment risks. Actual events may differ from the earnings projections and other forward-looking statements presented herein. Visit www.lateef.com to see the Fund’s most recently published holding list.

[3]	For purposes of this letter, we utilize the investment returns for the Lateef Fund Institutional Class I shares (ticker: LIMIX). See the next page for more complete performance information.

6

LATEEF FUND

Annual Report

Performance Data

April 30, 2014

(Unaudited)

Comparison of Change in Value of $10,000 in Lateef Fund’s Class A and Class C Shares

vs. Russell 3000® Index and S&P 500® Index

Class A Shares growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.00%. This results in a net initial investment of $9,500.

Comparison of Change in Value of $1,000,000 in Lateef Fund’s Class I Shares

vs. Russell 3000® Index and S&P 500® Index

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed,

7

LATEEF FUND

Annual Report

Performance Data (Continued)

April 30, 2014

(Unaudited)

may be worth more or less than their original cost. The graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 499-2151.

Average Annual Total Returns for the Periods Ended April 30, 2014
	1 Year	3 Years	5 Years	Since Inception*
Class A Shares (without sales charge)	19.92%	13.18%	17.69%	6.92%
Class A Shares (with sales charge)	13.88%	11.25%	16.50%	6.10%
Class C Shares	19.08%	12.35%	16.83%	6.10%
Class I Shares	20.21%	13.44%	17.99%	7.20%
Russell 3000® Index	20.78%	13.54%	19.54%	6.41%**
S&P 500® Index	20.44%	13.83%	19.14%	6.00%**

*	The Lateef Fund (the “Fund”) commenced operations on September 6, 2007.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 499-2151.

The returns shown for Class A Shares reflect a deduction for the maximum front-end sales charge of 5.00%. All of the Fund’s share classes apply a 2.00% redemption fee to the value of shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2013, are 1.45% and 1.24% for Class A Shares, 2.19% and 1.99% for Class C Shares and 1.19% and 0.99% for Class I Shares, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. For the period September 1, 2010 through August 31, 2014, Lateef Investment Management, L.P. (“the Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 0.99% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2014, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

8

LATEEF FUND

Annual Report

Performance Data (Concluded)

April 30, 2014

(Unaudited)

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Composite Price Index (“S&P 500®”) and the Russell 3000® Index. The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. stocks, representing about 98% of the total capitalization of the entire U.S. stock market. It is impossible to invest directly in an index.

9

LATEEF FUND

Fund Expense Disclosure

April 30, 2014

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2013 through April 30, 2014 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, each hypothetical line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

LATEEF FUND

Fund Expense Disclosure (Concluded)

April 30, 2014

(Unaudited)

	Lateef Fund
	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$1,074.10	$6.38
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.21
Class C Shares
Actual	$1,000.00	$1,070.40	$10.22
Hypothetical (5% return before expenses)	1,000.00	1,014.93	9.94
Class I Shares
Actual	$1,000.00	$1,075.10	$5.09
Hypothetical (5% return before expenses)	1,000.00	1,019.89	4.96

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2014 of 1.24%, 1.99%, and 0.99% for Class A, Class C, and Class I Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six month total returns for the Fund of 7.41%, 7.04%, and 7.51% for Class A, Class C, and Class I Shares, respectively.

11

LATEEF FUND

Portfolio Holdings Summary Table

April 30, 2014

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Electronics	10.8%	$92,067,237
Lodging	10.4	88,253,998
Industrial	10.1	85,944,843
Commercial Services	9.5	80,842,209
Media	9.1	76,904,164
Diversified Financial Services	8.3	70,428,833
Technology	8.1	69,186,073
Financial	8.0	68,118,330
Consumer, Non-cyclical	6.5	54,949,191
Hand/Machine Tools	5.2	44,161,288
Machinery-Diversified	4.9	41,432,206
Real Estate	2.9	24,232,020
Software	2.8	23,960,043
Communications	2.6	22,066,499
Other Assets In Excess of Liabilities	0.8	6,884,551

NET ASSETS	100.0%	$849,431,485

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

LATEEF FUND

Portfolio of Investments

April 30, 2014

	Number of Shares	Value
COMMON STOCKS — 99.2%
Commercial Services — 9.5%
Robert Half International, Inc.	894,209	$40,060,563
Towers Watson & Co., Class A	363,408	40,781,646

		80,842,209

Communications — 2.6%
Nielsen Holdings NV (Netherlands)	470,000	22,066,499

Consumer, Non-cyclical — 6.5%
Hospira, Inc.*	1,199,764	54,949,191

Diversified Financial Services — 8.3%
Affiliated Managers Group, Inc.*	177,116	35,104,391
T. Rowe Price Group, Inc.	430,104	35,324,442

		70,428,833

Electronics — 10.8%
AMETEK, Inc.	1,106,000	58,308,320
Waters Corp.*	342,591	33,758,917

		92,067,237

Financial — 8.0%
Aon PLC (United Kingdom)	413,650	35,110,612
Progressive Corp. (The)	1,361,143	33,007,718

		68,118,330

Hand/Machine Tools — 5.2%
Stanley Black & Decker, Inc.	514,161	44,161,288

Industrial — 10.1%
Trimble Navigation Ltd.*	1,221,057	46,925,221
Tyco International, Ltd. (Switzerland)	954,025	39,019,622

		85,944,843

	Number of Shares	Value
COMMON STOCKS — (Continued)
Lodging — 10.4%
Starwood Hotels & Resorts Worldwide, Inc.	447,127	$34,272,285
Wynn Resorts, Ltd.	264,759	53,981,713

		88,253,998

Machinery-Diversified — 4.9%
Wabtec Corp.	555,764	41,432,206

Media — 9.1%
Scripps Networks Interactive, Inc., Class A	525,430	39,444,030
Twenty-First Century Fox, Inc., Class A	1,169,898	37,460,134

		76,904,164

Real Estate — 2.9%
Jones Lang LaSalle, Inc.	209,095	24,232,020

Software — 2.8%
ANSYS, Inc.*	313,983	23,960,043

Technology — 8.1%
Accenture PLC, Class A (Ireland)	427,333	34,280,653
Motorola Solutions, Inc.	549,000	34,905,420
		69,186,073

TOTAL COMMON STOCKS (Cost $678,785,877)		842,546,934

TOTAL INVESTMENTS - 99.2% (Cost $678,785,877)		842,546,934

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.8%		6,884,551

NET ASSETS - 100.0%		$849,431,485

*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

13

LATEEF FUND

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value (Cost $678,785,877)	$842,546,934
Receivable for investments sold	13,805,435
Receivable for capital shares sold	1,569,297
Dividends and interest receivable	761,068
Prepaid expenses and other assets	71,590

Total assets	858,754,324

Liabilities
Payable for capital shares redeemed	711,739
Due to custodian	7,760,774
Payable to Investment Adviser	538,609
Payable for administration and accounting fees	92,488
Payable for distribution fees	61,304
Payable for transfer agent fees	59,739
Payable for custodian fees	39,465
Payable for shareholder service fees	10,204
Accrued expenses	48,517

Total liabilities	9,322,839

Net Assets	$849,431,485

Net Assets Consisted of:
Capital stock, $0.01 par value	$593,328
Paid-in capital	651,778,888
Accumulated net investment income	2,554,376
Accumulated net realized gain from investments and written options	30,743,836
Net unrealized appreciation on investments	163,761,057

Net Assets	$849,431,485

Class A:
Net asset value, offering and redemption price per share ($148,897,104 / 10,482,553)	$14.20

Maximum offering price per share (100/95 of $14.20)	$14.95

Class C:
Net asset value, offering and redemption price per share ($50,080,194 / 3,721,867)	$13.46

Class I:
Net asset value, offering and redemption price per share ($650,454,187 / 45,128,425)	$14.41

The accompanying notes are an integral part of the financial statements.

14

LATEEF FUND

Statement of Operations

For the Year Ended April 30, 2014

Investment Income
Dividends	$12,135,115
Less: foreign taxes withheld	(54,301)
Interest	5,608

Total investment income	12,086,422

Expenses
Advisory fees (Note 2)	7,657,310
Administration and accounting fees (Note 2)	514,580
Transfer agent fees (Note 2)	417,857
Distribution fees (Class C) (Note 2)	352,019
Distribution fees (Class A) (Note 2)	346,505
Shareholder services fees	117,340
Trustees’ and officers’ fees (Note 2)	80,877
Custodian fees (Note 2)	74,677
Legal fees	68,296
Registration and filing fees	63,507
Printing and shareholder reporting fees	44,001
Audit fees	26,985
Other expenses	60,412

Total expenses before waivers and reimbursements	9,824,366

Less: waivers and reimbursements (Note 2)	(1,289,305)

Net expenses after waivers and reimbursements	8,535,061

Net investment income	3,551,361

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	68,543,436
Net realized gain from written options*	128,111
Net change in unrealized appreciation on investments	65,897,966

Net realized and unrealized gain on investments	134,569,513

Net increase in net assets resulting from operations	$138,120,874

*	The primary risk exposure is equity price risk (See Note 1).

The accompanying notes are an integral part of the financial statements.

15

LATEEF FUND

Statement of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Increase in net assets from operations:
Net investment income	$3,551,361	$797,065
Net realized gain from investments and written options	68,671,547	15,407,846
Net change in unrealized appreciation from investments	65,897,966	36,281,298

Net increase in net assets resulting from operations:	138,120,874	52,486,209

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(50,102)	(148,004)
Class I	(946,883)	(1,338,244)

Total net investment income	(996,985)	(1,486,248)

Net realized capital gains:
Class A	(6,983,852)	(3,529,397)
Class C	(2,501,337)	(1,354,257)
Class I	(29,381,627)	(13,498,766)

Total net realized capital gains	(38,866,816)	(18,382,420)

Net decrease in net assets from dividends and distributions to shareholder	(39,863,801)	(19,868,668)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	104,730,544	218,211,443

Total increase in net assets	202,987,617	250,828,984

Net assets
Beginning of year	646,443,868	395,614,884

End of year	$849,431,485	$646,443,868

Accumulated net investment income, end of year	$2,554,376	$—

The accompanying notes are an integral part of the financial statements.

16

LATEEF FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$12.45	$11.73	$10.76	$9.07	$6.91

Net investment income/(loss)(1)	0.04	— (2)	(0.05)	(0.04)	(0.05)
Net realized and unrealized gain on investments	2.40	1.23	1.02	1.73	2.21

Net increase in net assets resulting from operations	2.44	1.23	0.97	1.69	2.16

Dividends and distributions to shareholders from:
Net investment income	— (2)	(0.02)	—	—	—
Net realized capital gains	(0.69)	(0.49)	—	—	—

Total dividends and distributions to shareholders	(0.69)	(0.51)	—	—	—

Net asset value, end of period	$14.20	$12.45	$11.73	$10.76	$9.07

Total investment return(3)	19.92%	10.92%	9.02%	18.63%	31.26%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$148,897	$120,871	$82,128	$68,230	$46,570
Ratio of expenses to average net assets	1.24%	1.24%	1.24%	1.30%	1.76%
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	1.41%	1.45%	1.50%	1.59%	1.93%
Ratio of net investment income/(loss) to average net assets	0.31%	0.04%	(0.44)%	(0.38)%	(0.60)%
Portfolio turnover rate	40.77%	28.29%	35.98%	31.77%	17.64%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.00%. If reflected, the return would be lower.
(4)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

17

LATEEF FUND

Financial Highlights

Contained below is per share operating performance data for Class C Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$11.91	$11.30	$10.45	$8.87	$6.81

Net investment loss(1)	(0.06)	(0.08)	(0.12)	(0.10)	(0.11)
Net realized and unrealized gain on investments	2.30	1.18	0.97	1.68	2.17

Net increase in net assets resulting from operations	2.24	1.10	0.85	1.58	2.06

Dividends and distributions to shareholders from:
Net realized capital gains	(0.69)	(0.49)	—	—	—

Net asset value, end of period	$13.46	$11.91	$11.30	$10.45	$8.87

Total investment return(2)	19.08%	10.14%	8.13%	17.81%	30.25%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$50,080	$39,133	$30,363	$28,086	$26,081
Ratio of expenses to average net assets	1.99%	1.99%	1.99%	2.05%	2.51%
Ratio of expenses to average net assets without waivers and expense reimbursements(3)	2.16%	2.19%	2.25%	2.34%	2.68%
Ratio of net investment loss to average net assets	(0.44)%	(0.71)%	(1.19)%	(1.13)%	(1.35)%
Portfolio turnover rate	40.77%	28.29%	35.98%	31.77%	17.64%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total return does not reflect any applicable sales charge.
(3)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

18

LATEEF FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$12.61	$11.87	$10.87	$9.13	$6.94

Net investment income/(loss)(1)	0.08	0.03	(0.02)	(0.01)	(0.03)
Net realized and unrealized gain on investments	2.43	1.25	1.02	1.75	2.22

Net increase in net assets resulting from operations	2.51	1.28	1.00	1.74	2.19

Dividends and distributions to shareholders from:
Net investment income	(0.02)	(0.05)	—	—	—
Net realized capital gains	(0.69)	(0.49)	—	—	—

Total dividends and distributions to shareholders	(0.71)	(0.54)	—	—	—

Net asset value, end of period	$14.41	$12.61	$11.87	$10.87	$9.13

Total investment return(2)	20.21%	11.22%	9.20%	19.06%	31.56%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$650,454	$486,440	$283,124	$157,616	$74,896
Ratio of expenses to average net assets	0.99%	0.99%	0.99%	1.05%	1.48%
Ratio of expenses to average net assets without waivers and expense reimbursements(3)	1.16%	1.19%	1.25%	1.34%	1.68%
Ratio of net investment income/(loss) to average net assets	0.56%	0.29%	(0.19)%	(0.13)%	(0.35)%
Portfolio turnover rate	40.77%	28.29%	35.98%	31.77%	17.64%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(3)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

19

LATEEF FUND

Notes to Financial Statements

April 30, 2014

1. Organization and Significant Accounting Policies

The Lateef Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on September 6, 2007. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C and Class I Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) may be applicable to the purchase of Class A Shares. A CDSC, as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A Shares made within eighteen months of purchase where: (i) $1 million or more of Class A Shares were purchased without an initial sales charge and (ii) the selling broker-dealer received a commission for such sale.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Options are valued at last sale price. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

20

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2014

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1	—	quoted prices in active markets for identical securities;

• Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/14	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$842,546,934	$842,546,934	$—	$—

* Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase

21

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2014

and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2014, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

22

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2014

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Options — The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy put and call options and write covered call and secured put options, all to hedge against changes in the value of equities. Such options may relate to particular securities or domestic stock indices and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes.

Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

During the year ended April 30, 2014, the Fund entered into 429 written option contracts. The Fund had transactions in written options for the year ended April 30, 2014 as follows:

	Number of Contracts	Premium
Outstanding, April 30, 2013	—	$—
Call Options Written	429	648,987
Call Options Closed	(215)	(297,727)
Call Options Exercised	(214)	(351,260)

Outstanding, April 30, 2014	—	$—

23

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2014

2. Transactions with Affiliates and Related Parties

Lateef Investment Management, L.P. (“Lateef” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets under $500 million; 0.95% of the Fund’s average daily net assets of $500 million or more but less than $1 billion; and 0.90% of the Fund’s average daily net assets of $1 billion and over. For the period September 1, 2010 through August 31, 2014, the Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 0.99% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2014, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Each class of shares of the Fund pays its respective pro-rata portion of the advisory fee payable by the Fund.

As of April 30, 2014, investment advisory fees payable to the Adviser were $538,609. For the year ended April 30, 2014, the Adviser waived fees of $1,289,305.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly account-based service fee based on the number of shareholder accounts subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services

24

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2014

in an amount not to exceed 0.25% and 1.00% (0.75% distribution fee and 0.25% shareholder service fee), respectively, on an annualized basis of the average daily net assets of the Fund’s Class A and Class C Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2014 was $68,679. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2014, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$433,155,027	$304,677,890

4. Capital Share Transactions

For the year ended April 30, 2014 and the year ended April 30, 2013, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 31, 2014		For the Year Ended April 30, 2013
	Shares	Amount	Shares	Amount
Class A Shares
Sales	2,713,614	$37,019,276	4,571,005	$54,491,868
Reinvestments	385,409	5,233,862	266,446	3,024,158
Redemption Fees*	—	3,811	—	4,836
Redemptions	(2,325,423)	(31,751,065)	(2,130,571)	(25,055,463)

Net Increase	773,600	$10,505,884	2,706,880	$32,465,399

Class C Shares
Sales	824,775	$10,571,222	908,569	$10,313,257
Reinvestments	128,974	1,665,060	84,512	920,331
Redemption Fees*	—	1,237	—	1,689
Redemptions	(518,422)	(6,806,375)	(392,736)	(4,408,230)

Net Increase	435,327	$5,431,144	600,345	$6,827,047

25

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2014

	For the Year Ended April 31, 2014		For the Year Ended April 30, 2013
	Shares	Amount	Shares	Amount
Class I Shares
Sales	16,766,617	$231,008,776	21,998,480	$265,818,046
Reinvestments	1,045,072	14,390,642	472,418	5,423,355
Redemption Fees*	—	19,183	—	18,042
Redemptions	(11,265,689)	(156,625,085)	(7,738,064)	(92,340,446)

Net Increase	6,546,000	$88,793,516	14,732,834	$178,918,997

Total Increase	7,754,927	$104,730,544	18,040,059	$218,211,443

* There is a 2.00% redemption fee that may be charged on shares redeemed which have been held 30 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

For the year ended April 30, 2014, the tax characters of distributions paid by the Fund was $1,670,074 of ordinary income dividends and $38,193,727 of long-term capital gains dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation
$ —	$5,645,602	$27,652,610	$163,761,057

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

26

LATEEF FUND

Notes to Financial Statements (Concluded)

April 30, 2014

As of April 30, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$678,785,877

Gross unrealized appreciation	$166,981,154
Gross unrealized depreciation	(3,220,097)

Net unrealized appreciation	$163,761,057

Accumulated capital losses represent net capital loss carry forwards as of April 30, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act was April 30, 2012. As of April 30, 2014, the Fund did not have any capital loss carry forwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

27

LATEEF FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Lateef Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Lateef Fund (the “Fund”) at April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and portfolio of investments (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 24, 2014

28

LATEEF FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2014, the Fund paid $1,670,074 ordinary income dividends and $38,193,727 long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 100.00% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for corporate dividends received deduction is 100.00%.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.07%.

The Fund designates 100% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act for 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

29

LATEEF FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 499-2151 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

LATEEF FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 499-2151.

31

LATEEF FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (866) 499-2151.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm)from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	32	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	32	None

32

LATEEF FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	32	None
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	32	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	32	None

1 Ms.Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

33

LATEEF FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

34

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser
Lateef Investment Management, L.P.
300 Drakes Landing Road
Suite 210
Greenbrae, CA 94904
Administrator
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581
Principal Underwriter
Foreside Funds Distributors LLC
400 Berwyn Park
899 Cassatt Road
Berwyn, PA 19312
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Independent Registered Public Accounting Firm	LATEEF FUND
PricewaterhouseCoopers LLP Two Commerce Square, Suite 1700 2001 Market Street Philadelphia, PA 19103-7042	of

FundVantage Trust

Legal Counsel Pepper Hamilton LLP 3000 Two Logan Square 18th and Arch Streets Philadelphia, PA 19103	Class A Shares
Class C Shares
Class I Shares
ANNUAL REPORT
April 30, 2014

This report is submitted for the general information of the shareholders of the Lateef Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Lateef Fund.

MONTIBUS SMALL CAP GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2014

(Unaudited)

Dear Fellow Shareholder,

This report is our first under our new name, Montibus Small Cap Growth Fund. Montibus, Latin for mountain or mountain range, reminds us of our Portland, Oregon surroundings. Mt. Adams, Mt. Hood, Mt. St. Helens and even Mt. Rainier are visible from our office windows. We are grateful to be located in such an environment, far from Wall Street and distanced from financial center “group think.”

One year ago, we wrote that the Fund’s fiscal year had, “… been a strong one for U.S. equity markets in general, and small cap stocks in particular.” Equity market returns during the Fund’s most recent fiscal year make that seem to be quite an understatement! For the 12 months ended April 30, 2014, large cap stocks posted a total return of 20.44%, as measured by the Standard & Poor’s 500® Index (the “S&P 500”). Once again, small cap stocks outperformed, posting a total return of 20.50%, as measured by the Russell 2000® Index (the “Russell 2000”).

Shortly after the beginning of the Fund’s fiscal year, U.S. stock market indices set record highs in May 2013 before retreating in June. Concerns about the slowdown in China’s GDP growth rate contributed to international markets lagging domestic markets; meanwhile, the U.S. economic recovery continued. By summer, U.S. equity markets scaled new peaks, setting records in early August. After a brief sell off, the markets resumed their upward climb in early September, setting new highs again by the middle of the month. One more correction in October preceded a relentless march upward for the remainder of 2013. Investors generally overlooked Middle East strife as all eyes were kept firmly on the Federal Reserve’s pace of bond purchasing. For the full year 2013, the S&P 500 posted a total return of 32.39%; small cap stocks far outpaced their larger brethren, with the Russell 2000® Growth Index notching a 38.82% total return for the calendar year.

Thus far in 2014, the U.S. economic climate has been marked by paradox. The Polar Vortex kept consumers home. Employment data slumped and Wall Street lowered first quarter earnings expectations to account for anticipated lost business days. In contrast, the climate in Washington, D.C. was noticeably warmer than recent periods. A budget was passed and business confidence improved. Despite the winter snow and ice, the economy kept its footing. By early April, economists began projecting that the economy should recover all the jobs lost in the prior recession. By the end of the Fund’s fiscal year on April 30, 2014, leadership in the U.S. equity markets had shifted to benefit larger stocks and value oriented names.

Sector Review

Information Technology – Relative to the benchmark Russell 2000® Growth Index and in absolute terms, the Fund’s best performing sector for the fiscal year was Information Technology. Five of the 10 best performing positions for the period came from this sector. We maintained a weight consistent with the benchmark’s throughout the period. Our position was based on our belief that in a low-growth environment, investors would place a premium on secular growth. More specifically, the trend toward cloud computing and virtualization has tilted our mix toward software and services, away from the more cyclical areas of semiconductors and communications equipment. Responsys Inc. (MKTG), a position we began building in June 2013, was the best performer within the sector for the fiscal year. Oracle Corp. announced its intended acquisition of the online marketing company in December, and we exited the

1

MONTIBUS SMALL CAP GROWTH FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2014

(Unaudited)

position. Our worst performing position, Tremor Video, Inc. (TRMR), also came from within Information Technology. We exited our position in the online advertising provider after guidance for fourth quarter 2013 earnings was well below consensus.

Industrials – The second best performing sector for the Fund for the fiscal year, this sector was also a strong performer for the Fund versus the benchmark’s returns for the same sector. We maintained a slight relative overweight throughout the fiscal year. At the beginning of the fiscal year, we focused our Industrials holdings around the themes of jobs and small business recovery, and residential and non-residential construction. We expected an improving jobs market to benefit commercial and professional services companies, and we overweighted positions in those industry groups. Toward the end of 2013, our expectations for Industrials remained strong, though we shifted our emphasis to the Road & Rail industry group. Our best performing Industrials position for the Fund’s fiscal year came from this group; Swift Transportation Co. (SWFT) was one of the 10 best contributors to the portfolio’s total return for the fiscal year.

Financials – Adding to performance in both absolute and relative terms, Financials were the third best performing sector for the Fund during the fiscal year. Specifically, the Fund’s positions in Real Estate Investment Trusts (“REITs”) contributed strong outperformance versus the benchmark. Pebblebrook Hotel Trust (PEB) and Altisource Residential Corp. (RESI), both held by the Fund, were strong performers; neither REIT is a benchmark constituent.

Consumer Staples – The Fund’s Consumer Staples positions proved to be the largest detractors from overall Fund performance during the fiscal year. Though there were no standout detractors – no positions from this sector were among the 10 largest detractors – benchmark constituents that were not represented in the portfolio posted strong returns during the fiscal year. Two of the Fund’s positions in the sector, The Fresh Market, Inc. (TFM) and Amira Nature Foods Ltd. (ANFI), posted negative returns; neither were benchmark constituents.

Consumer Discretionary – Despite contributing 179 basis points to the Fund’s total return, our positions within Consumer Discretionary gave up 90 basis points in relative performance to the benchmark’s constituents in the same sector. Two of our positions in the sector, Body Central Corp. (BODY) and Fiesta Restaurant Group Inc. (FRGI) were among the 10 largest detractors from overall portfolio performance.

Health Care – Positions from within the sector contributed 183 basis points to the Fund’s overall total return, but lagged the sector’s contribution to overall benchmark return by five basis points. Two of the top three detractors from Fund’s performance came from within Health Care. Coronado Biosciences Inc. (CNDO) and Oramed Pharmaceuticals Inc. (ORMP) ranked as the second and third-largest detractors.

Performance

For the Fund’s fiscal year ended April 30, 2014, Institutional Class shares of Montibus Small Cap Growth Fund posted a total net return of 22.02%. The Fund outperformed its benchmark, the Russell 2000® Growth Index, by 56 basis points for the 12-month period. The Fund holds a 3-Star Overall Morningstar Rating™ and ranked in the 38th percentile of its Small Growth category peers for the year ended April 30, outperforming the category average of 20.92% by 110 basis points.

2

MONTIBUS SMALL CAP GROWTH FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2014

(Unaudited)

Outlook

At the end of the Fund’s fiscal year, the 10 largest portfolio positions represented 18.46% of the total Fund. Our largest position, Lithia Motors Inc. (LAD), is an automotive franchisee and retailer of new and used vehicles in the U.S. In addition, the company provides vehicle maintenance, warranties, repair services and automobile financing.

The Fund’s second largest position, Cavium Networks Inc. (CAVM), is the Fund’s largest position within Information Technology. CAVM is a leading vendor of high performance multi-core communications and security processors, used in cellular network infrastructure, wireline communications, datacenter networking, and security appliances.

Shutterfly Inc. (SFLY), the third-largest position, has been in the portfolio for quite a while. SFLY is the clear market leader in the digital photography market with brands including Tiny Prints, Wedding Paper Divas and Treat.

We believe investors are becoming more focused on the many risks of the current environment, including government stimulus, interest rate expectations, first quarter weather impact on the U.S. economy, emerging market growth concerns, and geopolitical events. As a result, investors recently have been reallocating assets driving shifts from growth to value and from leaders to laggards. Later cycle groups with some value traits, i.e. energy and materials, have had a strong bounce since the middle of March with weakness coming from the former leaders such as the biotechnology, internet and software industries. Uncertainty remains whether this is a sustainable rotation or a short-term shift.

The outlook for the rest of the year is highly uncertain at present. With former leadership groups struggling and investor appetites for risk waning, we are seeing some increased uncertainty in stocks. However, the broader trends for the U.S. economy are positive; the economy is growing slowly, but it is growing. Job markets are improving, consumer confidence has rebounded and U.S. growth is improving, so there are reasons to be excited about the potential for the market in 2014.

We continue to review our sector and industry weights to reflect the best opportunities in the market as we remain focused on owning the names we believe offer the best growth potential for the rest of the year. As always, we appreciate the confidence you have placed in us.

Kenneth A. Korngiebel, CFA®

Portfolio Manager

Montibus Small Cap Growth Fund

Investments cannot be made directly in an Index. Unmanaged index returns assume reinvestment of any and all distributions and do not reflect fees, expenses, or sales charges.

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended April 30, 2014 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

3

MONTIBUS SMALL CAP GROWTH FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2014

(Unaudited)

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating metrics.

Morningstar Rating™ for Montibus Small Cap Growth Fund is based on risk-adjusted returns. Montibus Small Cap Growth Fund was rated against the following numbers of U.S.-domiciled small growth funds over the following time periods: 625 funds in the last three years, 547 funds in the last five years, and 625 funds in the overall period ending April 30, 2014. With respect to these small growth funds, the Institutional Class received a Morningstar Rating™ of 2 stars for the three-year period, 4 stars for the five-year period, and three stars for the overall period. Adviser Class received a Morningstar Rating™ of 2 stars for the three-year and overall periods and 4 stars for the five-year period. Class A received a Morningstar Rating™ of 1 star for the three-year period, 3 stars for the five-year period, and 1 star for the overall period. Morningstar small growth category ranking for Montibus Small Cap Growth Fund is based on total returns as of April 30, 2014. Institutional Class ranked in the top 38% (267 out of 707 funds) for one year and in the top 20% (107 out of 547 funds) for five years. Adviser Class ranked in the top 41% (290 out of 707 funds) for one year and in the top 24% (130 out of 547 funds) for five years. Class A ranked in the top 41% (291 out of 707 funds) for one year and in the top 24% (130 out of 547 funds) for five years.

Morningstar Ratings™ are subject to change. See our latest quarterly fund fact sheet at www.montibuscap.com/mutualfund for updated rankings for the Fund.

©2014 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

4

MONTIBUS SMALL CAP GROWTH FUND

Annual Report

Performance Data

April 30, 2014

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Montibus Small Cap Growth Fund

Class A Shares vs. Russell 2000® Growth Index

Class A Shares growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

Average Annual Total Returns for Periods Ended April 30, 2014
	1 Year	3 Year	Since Inception*
Class A Shares (without sales charge)	21.72%	6.91%	10.21%
Class A Shares (with sales charge)	14.72%	4.82%	8.23%
Russell 2000® Growth Index**	21.46%	10.33%	13.11%

*	Class A Shares of the Fund commenced operations on February 3, 2011.

**	Benchmark performance is from inception date of Class A Shares only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained by calling (866) 632-9904.

5

MONTIBUS SMALL CAP GROWTH FUND

Annual Report

Performance Data (Continued)

April 30, 2014

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Montibus Small Cap Growth Fund

Adviser Class Shares vs. Russell 2000® Growth Index

Average Annual Total Returns for Periods Ended April 30, 2014
	1 Year	3 Year	Since Inception*
Adviser Class Shares	21.74%	6.91%	11.15%
Russell 2000® Growth Index**	21.46%	10.33%	14.09%

*	Adviser Class Shares of the Fund commenced operations on March 16, 2011.

**	Benchmark performance is from inception date of Adviser Class Shares only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained by calling (866) 632-9904.

6

MONTIBUS SMALL CAP GROWTH FUND

Annual Report

Performance Data (Continued)

April 30, 2014

(Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Montibus Small Cap Growth Fund

Institutional Class Shares vs. Russell 2000® Growth Index

Average Annual Total Returns for Periods Ended April 30, 2014
	1 Year	3 Year	5 Year	Since Inception
Institutional Class Shares†	22.02%	7.21%	21.50%	6.86%
Russell 2000® Growth Index*	21.46%	10.33%	20.50%	6.64%

†

Performance shown for the period from November 1, 2007 to December 30, 2010 is the performance of TW Small Cap Growth Fund I, L.P., an unregistered pooled investment vehicle (the “Predecessor Fund”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations on December 31, 2010. Performance from December 31, 2010 to April 30, 2014 is from the performance of the Fund’s Institutional Class Shares. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to Institutional Class shares of the Fund. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different.

*	Benchmark performance is from inception date of the Predecessor Fund (November 1, 2007) only and is not the inception date of the benchmark itself.

7

MONTIBUS SMALL CAP GROWTH FUND

Annual Report

Performance Data (Concluded)

April 30, 2014

(Unaudited)

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained by calling (866) 632-9904.

The returns for Class A Shares reflect a deduction for the maximum front-end sales charge of 5.75%. All of the Fund’s share classes apply a 1.00% fee to the value of shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated March 28, 2014, are 2.90% and 1.30% for Class A Shares, 2.89% and 1.30% for Adviser Class Shares and 2.64% and 1.05% for Institutional Class Shares, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Montibus Capital Management LLC (the “Adviser”) has contractually agreed to a reduction of its advisory fee and/or reimbursement of other operating expenses in order to limit “Total Annual Fund Operating Expenses,” excluding class specific fees and expenses, extraordinary expenses, brokerage commissions, interest and “Acquired Fund Fees and Expenses,” to 1.05% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until December 31, 2015, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund intends to evaluate its performance as compared to that of the Russell 2000® Growth Index. The Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth market. It is impossible to invest directly in an index.

Investments in small capitalization companies present a greater risk of loss than investments in large companies due to greater volatility and less liquidity.

8

MONTIBUS SMALL CAP GROWTH FUND

Fund Expense Disclosure

April 30, 2014

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period from November 1, 2013 through April 30, 2014 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

MONTIBUS SMALL CAP GROWTH FUND

Fund Expense Disclosure (Concluded)

April 30, 2014

(Unaudited)

	Montibus Small Cap Growth Fund
	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$ 998.00	$6.44
Hypothetical (5% return before expenses)	1,000.00	1,018.35	6.51
Adviser Class Shares
Actual	$1,000.00	$ 998.00	$6.44
Hypothetical (5% return before expenses)	1,000.00	1,018.35	6.51
Institutional Class Shares
Actual	$1,000.00	$ 999.50	$5.21
Hypothetical (5% return before expenses)	1,000.00	1,019.59	5.26

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2014 of 1.30%, 1.30% and 1.05% for Class A, Adviser Class and Institutional Class Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six month total returns for the Fund of (0.20%), (0.20%) and (0.05%) for Class A, Adviser Class and Institutional Class Shares, respectively.

10

MONTIBUS SMALL CAP GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2014

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Software	7.4%	$2,347,242
Health Care Providers & Services	6.7	2,125,096
Internet Software & Services	5.6	1,776,396
Specialty Retail	5.5	1,730,966
Hotels, Restaurants & Leisure	5.1	1,598,374
Biotechnology	4.9	1,554,549
IT Services	4.4	1,383,954
Commercial Services & Supplies	3.9	1,234,417
Commercial Banks	3.4	1,065,682
Semiconductors & Semiconductor Equipment	3.2	998,205
REIT	3.0	935,133
Machinery	2.7	860,068
Internet & Catalog Retail	2.7	858,843
Professional Services	2.6	819,419
Health Care Equipment & Supplies	2.6	813,205
Road & Rail	2.6	811,848
Trading Companies & Distributors	2.4	768,338
Communications Equipment	2.2	699,327
Life Sciences Tools & Services	2.1	651,146
Food & Staples Retailing	1.9	593,033
Oil, Gas & Consumable Fuels	1.6	505,449
Building Products	1.5	464,293
Chemicals	1.4	456,026
Metals & Mining	1.4	452,694
Construction & Engineering	1.4	430,388
Auto Components	1.3	421,883
Textiles, Apparel & Luxury Goods	1.3	394,898
Diversified Consumer Services	1.3	394,643
Leisure Equipment & Products	1.2	386,507
Electronic Equipment, Instruments & Components	1.2	379,294
Energy Equipment & Services	1.0	330,777
Media	1.0	320,603
Paper & Forest Products	1.0	308,722
Pharmaceuticals	0.9	287,019
Marine	0.8	253,215
Household Durables	0.7	222,931
Diversified Financial Services	0.7	211,910
Health Care Technology	0.7	210,188
Real Estate Management & Development	0.7	206,980
Other Assets in Excess of Liabilities	4.0	1,247,026
NET ASSETS	100.0%	$31,510,687

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

11

MONTIBUS SMALL CAP GROWTH FUND

Portfolio of Investments

April 30, 2014

	Number of Shares	Value
COMMON STOCKS — 96.0%
Auto Components — 1.3%
Drew Industries, Inc.	8,384	$421,883

Biotechnology — 4.9%
Celldex Therapeutics, Inc.*	6,483	97,245
Isis Pharmaceuticals, Inc.*	8,112	215,860
Keryx Biopharmaceuticals, Inc.*	24,372	359,974
NewLink Genetics Corp.*	12,789	281,358
Orexigen Therapeutics, Inc.*	36,748	206,524
Puma Biotechnology, Inc.*	3,250	245,505
Sunesis Pharmaceuticals, Inc.*	28,866	148,083

		1,554,549

Building Products — 1.5%
USG Corp.*	15,549	464,293

Chemicals — 1.4%
H.B. Fuller Co.	9,843	456,026

Commercial Banks — 3.4%
Bank of the Ozarks, Inc.	6,043	361,976
Banner Corp.	7,969	315,094
First Financial Holdings, Inc.	6,762	388,612

		1,065,682

Commercial Services & Supplies — 3.9%
Mobile Mini, Inc.	10,960	484,213
Steelcase, Inc., Class A	22,620	372,778
U.S. Ecology, Inc.	8,453	377,426

		1,234,417

Communications Equipment — 2.2%
ARRIS Group, Inc.*	12,592	328,525
Ruckus Wireless, Inc.*	31,930	333,668
Sonus Networks, Inc.*	11,356	37,134

		699,327

	Number of Shares	Value
COMMON STOCKS — (Continued)
Construction & Engineering — 1.4%
Primoris Services Corp.	15,382	$430,388

Diversified Consumer Services — 1.3%
TAL Education Group, ADR*	17,841	394,643

Diversified Financial Services — 0.7%
MarketAxess Holdings, Inc.	3,933	211,910

Electronic Equipment, Instruments & Components — 1.2%
InvenSense, Inc.*	17,617	379,294

Energy Equipment & Services — 1.0%
Pioneer Energy Services Corp.*	22,096	330,777

Food & Staples Retailing — 1.9%
Amira Nature Foods Ltd. (United Arab Emirates)*	9,647	150,107
Casey’s General Stores, Inc.	6,451	442,926

		593,033

Health Care Equipment & Supplies — 2.6%
DexCom, Inc.*	9,847	319,437
LDR Holding Corp.*	6,600	164,472
Spectranetics Corp.*	15,489	329,296

		813,205

Health Care Providers & Services — 6.7%
Acadia Healthcare Co., Inc.*	7,939	333,597
Centene Corp.*	7,295	484,388
ExamWorks Group, Inc.*	15,381	566,021
HealthSouth Corp.	14,943	517,626
Surgical Care Affiliates, Inc.*	7,606	223,464

		2,125,096

The accompanying notes are an integral part of the financial statements.

12

MONTIBUS SMALL CAP GROWTH FUND

Portfolio of Investments (Continued)

April 30, 2014

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Technology — 0.7%
athenahealth, Inc.*	1,700	$210,188

Hotels, Restaurants & Leisure — 5.1%
Fiesta Restaurant Group, Inc.*	13,610	498,262
Jack in the Box, Inc.*	6,133	328,361
Red Robin Gourmet Burgers, Inc.*	4,094	278,310
Six Flags Entertainment Corp.	12,293	493,441

		1,598,374

Household Durables — 0.7%
The Ryland Group, Inc.	5,807	222,931

Internet & Catalog Retail — 2.7%
HomeAway, Inc.*	7,057	230,199
Shutterfly, Inc.*	15,359	628,644

		858,843

Internet Software & Services — 5.6%
Cornerstone OnDemand, Inc.*	7,421	272,796
CoStar Group, Inc.*	821	132,091
Dealertrack Technologies, Inc.*	11,075	506,017
Envestnet, Inc.*	8,758	322,732
SPS Commerce, Inc.*	10,478	542,760

		1,776,396

IT Services — 4.4%
Euronet Worldwide, Inc.*	6,097	280,401
MAXIMUS, Inc.	12,354	525,910
WEX Inc.*	6,019	577,643

		1,383,954

Leisure Equipment & Products — 1.2%
Brunswick Corp.	9,617	386,507

	Number of Shares	Value
COMMON STOCKS — (Continued)
Life Sciences Tools & Services — 2.1%
Fluidigm Corp.*	3,592	$134,916
Furiex Pharmaceuticals, Inc.*	4,994	516,230

		651,146

Machinery — 2.7%
Actuant Corp., Class A	13,113	444,006
Lindsay Corp.	4,721	416,062

		860,068

Marine — 0.8%
Diana Shipping, Inc. (Greece)*	22,488	253,215

Media — 1.0%
IMAX Corp. (Canada)*	12,504	320,603

Metals & Mining — 1.4%
U.S. Silica Holdings, Inc.	10,022	452,694

Oil, Gas & Consumable Fuels — 1.6%
Rosetta Resources, Inc.*	10,677	505,449

Paper & Forest Products — 1.0%
Louisiana-Pacific Corp.*	18,836	308,722

Pharmaceuticals — 0.9%
Oramed Pharmaceuticals, Inc. (Israel)*	17,782	171,774
Relypsa, Inc.*	5,161	115,245

		287,019

Professional Services — 2.6%
The Corporate Executive Board Co.	7,102	490,180
TrueBlue, Inc.*	12,308	329,239

		819,419

Real Estate Management & Development — 0.7%
Jones Lang LaSalle, Inc.	1,786	206,980

The accompanying notes are an integral part of the financial statements.

13

MONTIBUS SMALL CAP GROWTH FUND

Portfolio of Investments (Concluded)

April 30, 2014

	Number of Shares	Value
COMMON STOCKS — (Continued)
REIT — 3.0%
Altisource Residential Corp.	8,612	$242,169
EastGroup Properties, Inc.	5,347	338,198
Pebblebrook Hotel Trust	10,301	354,766

		935,133

Road & Rail — 2.6%
Avis Budget Group, Inc.*	5,376	282,724
Swift Transportation Co.*	22,001	529,124

		811,848

Semiconductors & Semiconductor Equipment — 3.2%
Cavium, Inc.*	14,933	632,711
RF Micro Devices, Inc.*	43,305	365,494

		998,205

Software — 7.4%
Aspen Technology, Inc.*	13,305	571,982
Guidewire Software, Inc.*	11,422	431,295
Infoblox, Inc.*	31,298	614,067
Interactive Intelligence Group, Inc.*	5,809	363,469
Qlik Technologies Inc.*	16,671	366,429

		2,347,242

Specialty Retail — 5.5%
Five Below, Inc.*	6,279	253,106
Haverty Furniture Cos., Inc.	10,589	270,443
Lithia Motors, Inc., Class A	8,566	636,282
Pier 1 Imports, Inc.	13,395	244,593
Vitamin Shoppe, Inc.*	6,820	326,542

		1,730,966

Textiles, Apparel & Luxury Goods — 1.3%
Skechers U.S.A., Inc., Class A*	9,634	394,898

	Number of Shares	Value
COMMON STOCKS — (Continued)
Trading Companies & Distributors — 2.4%
Beacon Roofing Supply, Inc.*	12,020	$427,672
H&E Equipment Services, Inc.*	8,837	340,666

		768,338

TOTAL COMMON STOCKS (Cost $25,102,540)		30,263,661

TOTAL INVESTMENTS - 96.0% (Cost $25,102,540)		30,263,661

OTHER ASSETS IN EXCESS OF LIABILITIES - 4.0%		1,247,026

NET ASSETS - 100.0%		$31,510,687

*	Non-income producing.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

14

MONTIBUS SMALL CAP GROWTH FUND

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value (Cost $25,102,540)	$30,263,661
Cash	1,435,913
Receivable for investments sold	274,463
Dividends and interest receivable	3,795
Receivable from Investment Adviser	18,752
Prepaid expenses and other assets	27,752

Total assets	32,024,336

Liabilities
Payable for investments purchased	414,890
Payable for capital shares redeemed	9,894
Payable for audit fees	24,133
Payable for transfer agent fees	21,446
Payable for administration and accounting fees	14,420
Payable for custodian fees	9,456
Accrued expenses	19,410

Total liabilities	513,649

Net Assets	$31,510,687

Net Assets Consisted of:
Capital stock, $0.01 par value	$23,650
Paid-in capital	23,997,835
Accumulated net realized gain from investments	2,328,081
Net unrealized appreciation on investments	5,161,121

Net Assets	$31,510,687

Class A:
Net asset value, redemption price per share ($630,894 / 47,778)	$13.20

Maximum offering price per share (100/94.25 of $13.20)	$14.01

Adviser Class:
Net asset value, offering and redemption price per share ($184,975 / 14,023)	$13.19

Institutional Class:
Net asset value, offering and redemption price per share ($30,694,818 / 2,303,154)	$13.33

The accompanying notes are an integral part of the financial statements.

15

MONTIBUS SMALL CAP GROWTH FUND

Statement of Operations

For the Year Ended April 30, 2014

Investment Income
Dividends	$129,989
Interest	176

Total investment income	130,165

Expenses
Advisory fees (Note 2)	310,210
Transfer agent fees (Note 2)	122,108
Administration and accounting fees (Note 2)	77,927
Registration and filing fees	42,343
Legal fees	33,396
Custodian fees (Note 2)	29,518
Audit fees	24,812
Trustees’ and officers’ fees (Note 2)	18,086
Printing and shareholder reporting fees	14,073
Distribution fees (Class A) (Note 2)	1,221
Distribution fees (Adviser Class) (Note 2)	343
Other expenses	9,902

Total expenses before waivers and reimbursements	683,939

Less: waivers and reimbursements (Note 2)	(340,369)

Net expenses after waivers and reimbursements	343,570

Net investment loss	(213,405)

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	5,233,160
Net change in unrealized appreciation on investments	696,373

Net realized and unrealized gain on investments	5,929,533

Net increase in net assets resulting from operations	$5,716,128

The accompanying notes are an integral part of the financial statements.

16

MONTIBUS SMALL CAP GROWTH FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2014	April 30, 2013

Increase/(decrease) in net assets from operations:
Net investment loss	$(213,405)	$(192,039)
Net realized gain/(loss) from investments	5,233,160	(620,076)
Net change in unrealized appreciation on investments	696,373	2,856,916

Net increase in net assets resulting from operations	5,716,128	2,044,801

Less Dividends and Distributions to Shareholders from:
Net realized capital gains:
Class A	(24,236)	(2,826)
Adviser Class	(7,505)	(585)
Institutional Class	(1,663,344)	(192,297)

Net decrease in net assets from dividends and distributions to shareholders	(1,695,085)	(195,708)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	1,216,275	3,262,679

Total increase in net assets	5,237,318	5,111,772

Net assets
Beginning of year	26,273,369	21,161,597

End of year	$31,510,687	$26,273,369

Accumulated net investment loss, end of year	$—	$(79,319)

The accompanying notes are an integral part of the financial statements.

17

MONTIBUS SMALL CAP GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for each Class A Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period February 3, 2011* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$11.47	$10.75	$11.85	$10.57

Net investment loss(1)	(0.13)	(0.11)	(0.13)	(0.04)
Net realized and unrealized gain/(loss) on investments	2.63	0.92	(0.71)	1.32

Net increase/(decrease) in net assets resulting from operations	2.50	0.81	(0.84)	1.28

Dividends and distributions to shareholders from:
Net realized gains	(0.77)	(0.09)	(0.26)	—

Net asset value, end of period	$13.20	$11.47	$10.75	$11.85

Total investment return(2)	21.72%	7.65%	(6.75)%	12.11%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$631	$381	$458	$72
Ratio of expenses to average net assets	1.35%	1.48%	1.48%	1.48	%(3)
Ratio of expenses to average net assets without
waivers and expense reimbursements(4)	2.45%	2.90%	3.67%	3.75	%(3)
Ratio of net investment loss to average net assets	(0.93%)	(1.09%)	(1.27)%	(1.34	)%(3)
Portfolio turnover rate	92.93%	109.97%	104.56%	31.40	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Reflects portfolio turnover for the Fund for the period December 31, 2010 (commencement of operations) to April 30, 2011. Portfolio turnover is not annualized.

The accompanying notes are an integral part of the financial statements.

18

MONTIBUS SMALL CAP GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for each Adviser Class Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Adviser Class
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period March 16, 2011* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$11.46	$10.74	$11.85	$10.40

Net investment loss(1)	(0.13)	(0.12)	(0.13)	(0.02)
Net realized and unrealized gain/(loss) on investments	2.63	0.93	(0.72)	1.47

Net increase/(decrease) in net assets resulting from operations	2.50	0.81	(0.85)	1.45

Dividends and distributions to shareholders from:
Net realized gains	(0.77)	(0.09)	(0.26)	—

Net asset value, end of period	$13.19	$11.46	$10.74	$11.85

Total investment return(2)	21.74%	7.66%	(6.84)%	13.94%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$185	$98	$53	$28
Ratio of expenses to average net assets	1.35%	1.48%	1.48%	1.48	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	2.45%	2.88%	3.61%	3.49	%(3)
Ratio of net investment loss to average net assets	(0.93%)	(1.09%)	(1.27)%	(1.29	)%(3)
Portfolio turnover rate	92.93%	109.97%	104.56%	31.40	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Reflects portfolio turnover for the Fund for the period December 31, 2010 (commencement of operations) to April 30, 2011. Portfolio turnover is not annualized.

The accompanying notes are an integral part of the financial statements.

19

MONTIBUS SMALL CAP GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for each Institutional Class Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period December 31, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$11.55	$10.79	$11.86	$10.00

Net investment loss(1)	(0.09)	(0.09)	(0.11)	(0.04)
Net realized and unrealized gain/(loss) on investments	2.64	0.94	(0.70)	1.90

Net increase/(decrease) in net assets resulting from operations	2.55	0.85	(0.81)	1.86

Dividends and distributions to shareholders from:
Net realized gains	(0.77)	(0.09)	(0.26)	—

Net asset value, end of period	$13.33	$11.55	$10.79	$11.86

Total investment return(2)	22.02%	7.99%	(6.49)%	18.60%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$30,695	$25,794	$20,650	$18,687
Ratio of expenses to average net assets	1.10%	1.23%	1.23%	1.23	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	2.20%	2.64%	3.45%	2.81	%(3)
Ratio of net investment loss to average net assets	(0.68%)	(0.84%)	(1.02)%	(1.11	)%(3)
Portfolio turnover rate	92.93%	109.97%	104.56%	31.40	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

20

MONTIBUS SMALL CAP GROWTH FUND

Notes to Financial Statements

April 30, 2014

1. Organization and Significant Accounting Policies

The Montibus Small Cap Growth Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on December 31, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”), which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Adviser Class and Institutional Class Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”), as a percentage of the lower of the original purchase price or net asset value at redemption, of 1.00% may be imposed on full or partial redemptions of Class A Shares made within twelve months of purchase where (i) $1 million or more of Class A Shares was purchased without an initial sales charge and (ii) the selling broker-dealer received a commission for such sale.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Options are valued at last sale price. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

21

MONTIBUS SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2014

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1	—	quoted prices in active markets for identical securities;

• Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/2014	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$30,263,661	$30,263,661	$—	$—

* Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase

22

MONTIBUS SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2014

and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2014, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter

23

MONTIBUS SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2014

M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Montibus Capital Management LLC (the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets. For the period from May 1, 2013 through August 31, 2013, the Adviser contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) did not exceed 1.23% (on an annual basis) of the Fund’s average daily net assets. Effective September 1, 2013, the Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.05% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until December 31, 2015, unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. As of April 30, 2014, the amount of potential recovery was as follows:

	Expiration
April 30, 2015	April 30, 2016	April 30, 2017
$386,522	$319,654	$340,369

For the year ended April 30, 2014, the advisory fees accrued and waived were $310,210 and fees reimbursed by the Adviser were $30,159.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

24

MONTIBUS SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2014

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly account-based service fee based on the number of shareholder accounts subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Adviser Class Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Adviser Class Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25%, on an annualized basis, of the average daily net assets of the Fund’s Class A and Adviser Class Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2014 was $5,742. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2014, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$27,433,920	$28,271,628

25

MONTIBUS SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2014

4. Capital Share Transactions

For the years ended April 30, 2014 and April 30, 2013, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended		For the Year Ended
	April 30, 2014		April 30, 2013
	Shares	Amount	Shares	Amount
Class A Shares
Sales	25,689	$346,920	5,696	$62,241
Reinvestments	1,800	24,012	282	2,826
Redemptions	(12,939)	(58,375)	(15,365)	(163,841)

Net increase/(decrease)	14,550	$312,557	(9,387)	$(98,774)

Adviser Class Shares
Sales	6,625	$93,659	5,857	$59,411
Reinvestments	562	7,505	58	585
Redemptions	(1,757)	(24,491)	(2,294)	(23,498)

Net increase	5,430	$76,673	3,621	$36,498

Institutional Class Shares
Sales	65,082	$898,018	307,654	$3,196,530
Reinvestments	123,619	1,662,673	18,353	184,810
Redemption Fees*	—	—	—	18
Redemptions	(119,492)	(1,733,646)	(5,508)	(56,403)

Net increase	69,209	$827,045	320,499	$3,324,955

Total Net Increase	89,189	$1,216,275	314,733	$3,262,679

*	There is a 1.00% redemption fee that may be charged on shares redeemed which have been held for 60 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

26

MONTIBUS SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2014

  5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the year ended April 30, 2014, these adjustments were to decrease accumulated net investment loss and to decrease accumulated net realized gain by $292,724. This adjustment was due to a reclass of short-term capital gain to ordinary income. Net investment income, net realized gains and net assets were not affected by these adjustments.

For the year ended April 30, 2014, the tax character of distributions paid by the Fund was $589,721 of ordinary income dividends and $1,105,364 of long term capital gains dividends. For the year ended April 30, 2013, the tax character of distributions paid by the Fund was $97,929 of ordinary income dividends and $97,779 of long term capital gains dividends. Distributions from short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Capital Loss	Undistributed	Undistributed	Unrealized	Qualified Late-Year
Carryforward	Ordinary Income	Long-Term Gain	Appreciation	Losses
$—	$997,146	$1,508,797	$4,983,259	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

27

MONTIBUS SMALL CAP GROWTH FUND

Notes to Financial Statements (Concluded)

April 30, 2014

As of April 30, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$25,280,402

Gross unrealized appreciation	$6,162,935
Gross unrealized depreciation	(1,179,676)

Net unrealized appreciation	$4,983,259

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2014, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2014. For the year ended April 30, 2014, the Fund had no capital loss deferrals and no late year ordinary loss.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of April 30, 2014, the Fund did not have any capital loss carryforwards.

During the year ended April 30, 2014 the Fund utilized $610,352 of Capital Loss carryover.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

28

MONTIBUS SMALL CAP GROWTH FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the FundVantage Trust and

Shareholders of the Montibus Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Montibus Small Cap Growth Fund (formerly, the Timberline Small Cap Growth Fund) (one of the series constituting FundVantage Trust) (the “Fund”) as of April 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Montibus Small Cap Growth Fund of FundVantage Trust at April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 27 2014

29

MONTIBUS SMALL CAP GROWTH FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2014, the Fund paid $589,721 of ordinary income dividends and $1,105,364 in long term gains. Dividends from short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 7.15% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 7.40%.

The Fund designates 100% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

30

MONTIBUS SMALL CAP GROWTH FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 632-9904 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

MONTIBUS SMALL CAP GROWTH FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 632-9904.

32

MONTIBUS SMALL CAP GROWTH FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (866) 632-9904

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm)from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	32	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	32	None.

33

MONTIBUS SMALL CAP GROWTH FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	32	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	32	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

34

MONTIBUS SMALL CAP GROWTH FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Services Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	32	None.

¹ Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

35

MONTIBUS SMALL CAP GROWTH FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

36

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Investment Adviser

Montibus Capital Management LLC

805 SW Broadway, Suite 2400

Portland, OR 97205

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

MONTIBUS SMALL

CAP GROWTH FUND

of

FundVantage Trust

Class A Shares (SGWAX)

Adviser Class Shares (SGWYX)

Institutional Class Shares (SGRIX)

ANNUAL

REPORT

April 30, 2014

This report is submitted for the general information of the shareholders of the Montibus Small Cap Growth Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Montibus Small Cap Growth Fund.

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

of

FundVantage Trust

Class I Shares

ANNUAL REPORT

April 30, 2014

This report is submitted for the general information of the shareholders of the Mount Lucas U.S. Focused Equity Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Mount Lucas U.S. Focused Equity Fund.

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Annual Investment Adviser’s Report

April 30, 2014

(Unaudited)

Dear Shareholder,

I am pleased to provide you with this annual report for the Mount Lucas U.S. Focused Equity Fund (“Fund”). In this report, you will find important information about the Fund, as well as a discussion of investment performance for the 12-month period ended April 30, 2014.

Overall, U.S. equity markets produced strong returns over the period. For the 12-month period ended April 30, 2014, the Fund was up 31.85% versus 20.44% for the S&P 500® total return.

By almost all accounts, U.S. equities had a tremendous year in 2013. The S&P 500® had its best calendar year return since 1997, and since 1928 the S&P 500® has only had 9 instances where the calendar year return was better than 2013. However, 2013 was not without its “walls of worry”. Whether it was the fiscal cliff to start the year, the sequester cuts going into effect at the beginning of March, the Boston bombing in April, worries on Fed tapering that started in late May, the Syria chemical weapons debate in August, or the U.S. government shutdown and debt ceiling deadline in October, there were plenty of reasons to shy away from equities in a portfolio. Yet through all of this, the S&P 500® had a Sharpe ratio of 2.7 in 2013; toward the top of the range of the one-year rolling Sharpe ratio for the index going back 50 years.

U.S. equities had an eventful start in 2014. In the first half of the first quarter, in the face of a multitude of geo-political issues and economic (weather-induced?) confusion, most U.S. equity indices experienced a drawdown in the range of 5% - 7%, only to stage a rally as the fall-out from the geo-political issues subsided (or perhaps more appropriate described, was reported less by the media) and the subsequent economic data showed the U.S. economy was still growing at a reasonable rate.

To add to the eventfulness, the Fund executed one of its semi-annual portfolio rolls in March. As a short summary of the investment process, 10 value names and 10 momentum names are selected at each roll date and held for one year. In six months, we perform the same process to make another 20 selections, rinse and repeat. The 20 names we selected in March 2013 outperformed the S&P 500® by 15% over the one year holding period. Half of the selections (six value selections and four momentum selections) outperformed the S&P 500® over the holding period with all six value selections at least doubling the return of the S&P 500®. This portfolio, particularly the value selections, reflects a core belief we have as value equity investors. Behavioral biases make it tough for investors to do what they know they should do, namely capitalize on the market offering low prices for good quality businesses – whether that is buying a defense contractor ahead of a budget sequester and military drawdowns, or a steady low margin grocery business that has faced tough times. The optics make it too hard, the headlines are too negative, everybody is down on them. By way of example, 40% of the value names selected were in the most shorted quintile of stocks in the index, and 30% of the value names selected were in the worst decile of analyst rankings. You really had to hold your nose, look past the noise, and analyze the numbers. Our quantitative approach allows us to get past these behavioral impediments and take a detached and objective view of the situation. When businesses like these are beaten down to very low valuations, it doesn’t tend to take a big change in the narrative to generate an outsized return.

While no one knows for sure what the future will bring, we continue to do what has served us well through our history - buying cheaply the equity of good businesses that are unloved and out of favor by the market. For long-term investors, we strongly believe adhering to an investment process that is repeatable and disciplined is more successful than trying to predict shorter-term market gyrations. We recently saw a chart that showed over the past 20 years, the average investor has underperformed the S&P 500® by over 5% annually. The reason, per the author of the piece, was market-timing and the behavioral biases driving investment decisions.

We continue to believe the Mount Lucas U.S. Focused Equity Fund has the potential to outperform its benchmarks over the long term, and may be a good consideration for a large cap equity allocation within an investor’s portfolio.

Thank you for your investment in the Fund. We value your ongoing confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Timothy Rudderow

President and CIO

Mount Lucas Management LP

1

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2014

(Unaudited)

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so when redeemed may be worth more or less than its original cost. Current performance may be lower or higher than quoted here. For performance current to the most recent month-end, please call 1-844-261-6483. Returns shown, unless otherwise indicated, are total returns, with dividends and income reinvested. Fee waivers are in effect; if they had not been in effect performance would have been lower.

Before the Fund commenced operations, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund in a tax-free reorganization (the “Reorganization”). The Reorganization occurred prior to the opening of business on March 24, 2014. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization.

The S&P 500® Index is a capitalization-weighted index designed to measure the performance of the broad U.S. economy through changes in the aggregate market value of 500 stocks representing all major industries. The index assumes the reinvestment of all dividends. Any Indexes mentioned are unmanaged statistical composites of stock market performance. Investing in an index is not possible.

Sharpe Ratio represents the return of a portfolio over the risk free rate divided by the portfolio’s standard deviation.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

2

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Annual Report

Performance Data

April 30, 2014

(Unaudited)

Comparison of Change in Account Value of $10,000 Investment in the Mount Lucas U.S. Focused Equity Fund

Class I Shares vs. S&P 500 Index

	Average Annual Total Returns for Periods Ended April 30, 2014
	Seven Months†	1 Year	3 Years	5 Years	Since Inception
Class I Shares*	20.54%	31.85%	14.38%	21.13%	6.05%
S&P 500® Index	13.34%	20.44%	13.83%	19.14%	5.53%**

†	Not annualized.

*	Mount Lucas U.S. Focused Equity Fund - Class I Shares (the “Fund”) commenced operations on October 1, 2007.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (844) 261-6483.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated March 24, 2014, are 1.37% and 0.95%, respectively, for Class I shares of the Fund’s average daily net assets. The Adviser has contractually agreed to waive fees and reimburse expenses in order to limit expenses until August 31, 2015. Performance would have been lower without fee waivers in effect.

The Fund operated as a series of Scotia Institutional Funds prior to the opening of business on March 24, 2014 (the “Predecessor Fund”), at which time, the Predecessor Fund was reorganized into the Fund.

Before the Fund commenced operations, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund in a tax free reorganization (the “Reorganization”). The Reorganization occurred at the opening of business on March 24, 2014. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization. The Fund has the same investment objective and strategies as the Predecessor Fund. The Performance shown for periods prior to March 24, 2014 represents the performance for the Predecessor Fund.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing volatility and possible loss of principal. The fund may invest in undervalued securities and is subject to the risk that the securities may not appreciate in value as anticipated.

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

3

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Annual Report

Performance Data (Concluded)

April 30, 2014

(Unaudited)

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Composite Price Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

4

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Fund Expense Disclosure

April 30, 2014

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2013 through April 30, 2014 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges on purchase payments (if any) or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Mount Lucas U.S. Focused Equity Fund
	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*
Class I Shares
Actual	$1,000.00	$1,139.20	$5.04
Hypothetical (5% return before expenses)	1,000.00	1,020.08	4.76

*

Expenses are equal to the annualized expense ratio for the six-months ended April 30, 2014 of 0.95% for Class I shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six-month total return for the Fund of 13.92% for Class I shares.

5

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Portfolio Holdings Summary Table

April 30, 2014

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Consumer Discretionary	20.4%	$12,049,534
Financials	18.0	10,638,968
Industrials	14.5	8,606,775
Consumer Staples	12.1	7,156,937
Materials	9.5	5,609,017
Information Technology	9.3	5,501,379
Energy	7.6	4,525,432
Health Care	7.6	4,479,199
Other Assets in Excess of Liabilities	1.0	599,077

NET ASSETS	100.0%	$59,166,318

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

6

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Portfolio of Investments

April 30, 2014

	Number of Shares	Value
COMMON STOCKS — 99.0%
Consumer Discretionary — 20.4%
Best Buy Co., Inc.	89,584	$2,322,913
Ford Motor Co.	262,079	4,232,576
Gamestop Corp., Class A	60,127	2,385,839
Graham Holdings Co., Class B	867	581,956
Staples, Inc.	202,100	2,526,250

		12,049,534

Consumer Staples — 12.1%
CVS Caremark Corp.	7,838	569,979
Hormel Foods Corp.	11,881	566,605
The Kroger Co.	13,364	615,279
Safeway, Inc.	76,155	2,593,839
Tyson Foods, Inc., Class A	66,982	2,811,235

		7,156,937

Energy — 7.6%
Murphy Oil Corp.	32,297	2,048,599
Valero Energy Corp.	43,324	2,476,833

		4,525,432

Financials — 18.0%
Assurant, Inc.	42,250	2,848,072
Blackhawk Network Holdings, Inc.*	12,507	288,044
JPMorgan Chase & Co.	37,852	2,118,955
Marsh & McLennan Cos., Inc.	11,652	574,560
SLM Corp.	81,337	2,094,428
Torchmark Corp.	6,950	553,915
Unum Group	65,051	2,160,994

		10,638,968

Health Care — 7.6%
Becton Dickinson & Co.	4,960	560,629
Cigna Corp.	6,091	487,524
CR Bard, Inc.	4,003	549,732
Johnson & Johnson	5,700	577,353
WellPoint, Inc.	22,884	2,303,961

		4,479,199

	Number of Shares	Value
COMMON STOCKS — (Continued)
Industrials — 14.5%
Cintas Corp.	9,362	$551,703
Delta Air Lines, Inc.	64,916	2,390,856
General Dynamics Corp.	5,172	566,075
Honeywell International, Inc.	5,973	554,892
Northrop Grumman Corp.	5,327	647,284
Raytheon Co.	5,704	544,618
Rockwell Collins, Inc.	6,974	541,531
Ryder System, Inc.	34,191	2,809,816

		8,606,775

Information Technology — 9.3%
Fiserv, Inc.*	9,769	593,760
Hewlett-Packard Co.	76,051	2,514,246
Xerox Corp.	197,963	2,393,373

		5,501,379

Materials — 9.5%
Cliffs Natural Resources, Inc.	123,105	2,181,421
The Dow Chemical Co.	46,717	2,331,178
Ecolab, Inc.	10,478	1,096,418

		5,609,017

TOTAL COMMON STOCKS (Cost $53,858,017)		58,567,241

TOTAL INVESTMENTS - 99.0% (Cost $53,858,017)		58,567,241

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.0%		599,077

NET ASSETS - 100.0%		$59,166,318

*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

7

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value (Cost $53,858,017)	$58,567,241
Cash	750,088
Receivable for investments sold	114,657
Receivable for capital shares sold	62,389
Dividends and interest receivable	60,489
Prepaid expenses and other assets	12,835

Total assets	59,567,699

Liabilities
Payable for investments purchased	332,610
Payable for capital shares redeemed	21,000
Payable to Investment Adviser	15,990
Payable to custodian	9,908
Payable for Trustees and Officers fees	7,466
Payable for administration and accounting fees	4,238
Payable for transfer agent fees	2,598
Other accrued expenses	7,571

Total liabilities	401,381

Net Assets	$59,166,318

Net Assets Consisted of:
Capital stock, $0.01 par value	$49,655
Paid-in capital	46,650,588
Accumulated net investment income	505,746
Accumulated net realized gain from investments	7,251,105
Net unrealized appreciation on investments	4,709,224

Net Assets	$59,166,318

Class I:
Net asset value, offering and redemption price per share ($59,166,318 / 4,965,534)	$11.92

The accompanying notes are an integral part of the financial statements.

8

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Statements of Operations

	Seven Months Ended April 30, 2014*	Year Ended September 30, 2013
Investment Income
Dividends	$938,558	$957,460
Less: foreign taxes withheld	—	(1,719)
Interest	32	154

Total investment income	938,590	955,895

Expenses
Advisory fees (Note 2)	231,768	270,922
Administration and accounting fees (Note 2)	34,014	46,424
Audit fees	21,458	17,930
Transfer agent fees (Note 2)	20,194	34,532
Trustees’ and officers’ fees (Note 2)	19,542	6,571
Custodian fees (Note 2)	13,523	28,816
Registration and filing fees	12,373	22,266
Legal fees	6,347	8,332
Printing and shareholder reporting fees	3,272	4,773
Other expenses	2,264	9,968

Total expenses before waivers and reimbursements	364,755	450,534

Less: waivers and reimbursements (Note 2)	(71,182)	(107,366)

Net expenses after waivers and reimbursements	293,573	343,168

Net investment income	645,017	612,727

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	7,347,146	5,819,331
Net change in unrealized appreciation on investments	1,622,739	2,611,774

Net realized and unrealized gain on investments	8,969,885	8,431,105

Net increase in net assets resulting from operations	$9,614,902	$9,043,832

*	The Fund changed its fiscal year end to April 30.

The accompanying notes are an integral part of the financial statements.

9

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Statements of Changes in Net Assets

	For the Seven Months Ended April 30, 2014*	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012
Increase in net assets from operations:
Net investment income	$645,017	$612,727	$287,648
Net realized gain on investments	7,347,146	5,819,331	630,178
Net change in unrealized appreciation from investments	1,622,739	2,611,774	3,479,817

Net increase in net assets resulting from operations:	9,614,902	9,043,832	4,397,643

Less Dividends and Distributions to Shareholders from:
Net investment income
Class I	(519,755)	(426,207)	(332,398)
Net realized gains
Class I	(5,642,614)	—	—

Net decrease in net assets from dividends and distributions to shareholders	(6,162,369)	(426,207)	(332,398)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	10,174,004	10,862,417	4,969,395

Adviser Contribution	—	—	21,958 **

Total increase in net assets	13,626,537	19,480,042	9,056,598

Net assets
Beginning of period	45,539,781	26,059,739	17,003,141

End of period	$59,166,318	$45,539,781	$26,059,739

Undistributed net investment income, end of period	$505,746	$380,484	$193,964

*	The Fund changed its fiscal year end to April 30.
**	During January 2012, management determined that an error in the transacting and recording of short-term redemption fees had occurred, resulting in the Predecessor Fund receiving $21,958 of cash for short-term redemption fees for the year ended September 30, 2012, meant for other Scotia Institutional Funds (formerly, DundeeWealth Funds). The impact of such error was not considered material to any previously issued financial statements. Scotia Institutional Investments US, LP (formerly, DundeeWealth US, LP) (“Former Adviser”) and the Predecessor Fund entered into an agreement dated January 30, 2012 (the Agreement) whereby the Adviser agreed to (i) make shareholders of each series of Scotia Institutional Funds whole through a capital contribution to the extent that there were any material underpayments of redemption fees to such series and (ii) permit the Predecessor Fund to retain the amount of any overpayment of redemption fees.

The accompanying notes are an integral part of the financial statements.

10

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	For the Seven Months Ended April 30, 2014(1)		For the Year Ended September 30, 2013	For the Year Ended September 30, 2012		For the Year Ended September 30, 2011		For the Year Ended September 30, 2010	For the Year Ended September 30, 2009
Per Share Operating Performance
Net asset value, beginning of period	$11.19		$8.72	$7.09		$7.69		$6.49	$7.07

Net investment income(2)	0.14		0.17	0.12		0.14		0.07	0.10
Net realized and unrealized gain/(loss) on investments	2.08		2.43	1.66		(0.81)		1.19	(0.51)

Net increase/(decrease) in net assets resulting from operations	2.22		2.60	1.78		(0.67)		1.26	(0.41)

Dividends and distributions to shareholders from:
Net investment income	(0.13)		(0.13)	(0.16)		(0.05)		(0.07)	(0.17)
Net realized gains	(1.36)		—	—		—		—	—

Total dividends and distributions to shareholders	(1.49)		(0.13)	(0.16)		(0.05)		(0.07)	(0.17)

Adviser Contribution	—		—	0.01		0.12		—	—

Redemption fees added to paid-in capital(2)	—		—	—		0.00	(3)	0.01	0.00 (3)

Net asset value, end of period	$11.92		$11.19	$8.72		$7.09		$7.69	$6.49

Total investment return(4)	20.54%		30.16%	25.38	%(5)	(7.25	)%(5)	19.60%	(5.16)%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$59,166		$45,540	$26,060		$17,003		$9,588	$3,827
Ratio of expenses to average net assets	0.95	%(6)	0.95%	0.95%		0.95%		0.95%	0.95%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.18	%(6)	1.25%	1.74%		1.74%		3.39%	7.91%
Ratio of net investment income to average net assets	2.09	%(6)	1.70%	1.50%		1.68%		0.95%	1.92%
Portfolio turnover rate	53.87	%(7)	103.55%	118.67%		102.57%		120.20%	178.60%

(1)	The Fund changed its fiscal year end to April 30.
(2)	Calculated based on the average number of shares outstanding during the period.
(3)	Amount is less than $0.005 per share.
(4)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return for periods less than one year are not annualized.
(5)	Absent the capital contribution between the Predecessor Fund and the investment adviser to the Predecessor Fund, as described in Note 2, total returns would have been 25.23% and (8.82)% for the years ended September 30, 2012 and 2011, respectively.
(6)	Annualized.
(7)	Not annualized.

The accompanying notes are an integral part of the financial statements.

11

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Notes to Financial Statements

April 30, 2014

1. Organization and Significant Accounting Policies

The Mount Lucas U.S. Focused Equity Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class I and Class II. As of April 30, 2014, Class II Shares have not been issued.

Immediately prior to the opening of business on March 24, 2014, the Fund, a series of the Trust, acquired substantially all of the assets and liabilities of the Mount Lucas U.S. Focused Equity Fund, a series of Scotia Institutional Funds (the “Predecessor Fund”) pursuant to an Agreement and Plan of Reorganization. As a result of the reorganization, the Fund is the accounting successor to the Predecessor Fund. See Note 6 for additional information on the reorganization.

The fiscal year end of the Predecessor Fund was September 30. As part of the Trust, the Fund changed its fiscal year end to April 30 to reflect the fiscal year end of the other series of the Trust.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2014, in valuing the Fund’s investments carried at fair value:

12

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2014

	Total Value at 04/30/13	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$58,567,241	$58,567,241	$—	$—

* Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the seven month period ended April 30, 2014, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

13

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2014

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Mount Lucas Management LP (“Mount Lucas” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is entitled to an investment advisory fee of 0.75% (on an annualized basis), which is calculated daily and paid monthly based on the average daily net assets of the Fund.

Prior to March 24, 2014, Scotia Institutional Investments US, LP (the “Former Adviser”) served as the investment adviser to the Predecessor Fund, and was entitled to the same investment advisory fee as listed above. Prior to March 24, 2014, the Former Advisor had a sub-advisory agreement with Mount Lucas. The Former Advisor, not the Predecessor Fund, paid a sub-advisory fee to Mount Lucas. Effective immediately prior to the opening of business on March 24, 2014, Mount Lucas became the investment adviser to the Fund.

The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 0.95% (on an annual basis) of the Fund’s average daily net assets of Class I Shares (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2015, unless the Board of Trustees of the Trust approves its earlier termination. Prior to March 24, 2014, the Former Adviser contractually agreed to waive class level expenses and fund level expenses, to the extent necessary to limit the total annual operating expenses from exceeding 0.95% for the Class I Shares average daily net assets.

14

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2014

Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. As of April 30, 2014, the amount of potential recovery was as follows:

Expiration April 30, 2017
$22,635

As of April 30, 2014, the Adviser earned advisory fees of $45,518 for the period from March 24, 2014 through April 30, 2014. For the period from March 24, 2014 through April 30, 2014, the Adviser waived fees of $22,635. For the period from October 1, 2013 through immediately prior to the opening of business on March 24, 2014, the Former Adviser earned advisory fees of $186,250 and waived fees of $48,547. The Former Adviser is no longer eligible to recover any amounts previously waived or reimbursed.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly account-based service fee based on the number of shareholder accounts subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees. For the seven month period ended April 30, 2014, the Custodian accrued fees totaling $13,523.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. No remuneration was paid to the Trustees by the Fund during the seven month period ended April 30, 2014. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

During January 2012, management of the Predecessor Fund determined that an error in the transacting and recording of short-term redemption fees had occurred, resulting in the Predecessor Fund receiving $21,958 and $253,818 of cash for short-term redemption fees for the years ended September 30, 2012 and 2011, respectively, meant for other series of Scotia Institutional Funds. The impact of such error was not considered material to any previously issued financial statements. The investment adviser to the Predecessor Fund, Scotia Institutional Investments US, LP, (the “Former Adviser”) and the Predecessor Fund entered into an agreement whereby the Former Adviser agreed to (i) make shareholders of each series of Scotia Institutional Funds whole through a capital contribution to the extent that there were any material underpayments of redemption fees to such series and (ii) permit the Predecessor Fund to retain the amount of any overpayment of redemption fees. For the years ended September 30, 2012 and 2011, 0.15% and 1.57%, respectively, of the Predecessor Fund’s total return consisted of this capital contribution. Excluding this capital contribution, total returns for the years ended September 30, 2012 and 2011 would have been 25.23% and (8.82)%, respectively.

15

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2014

3. Investment in Securities

For the seven months ended April 30, 2014, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$33,011,008	$28,504,281

4. Capital Share Transactions

For the seven months ended April 30, 2014 and the years ended September 30, 2013 and 2012, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Seven Months Ended		For the Year Ended		For the Year Ended
	April 30, 2014		September 30, 2013		September 30, 2012
	Shares	Value	Shares	Value	Shares	Value
Class I Shares*
Sales	761,691	$8,856,951	1,433,027	$14,406,796	1,277,620	$10,631,690
Reinvestments	537,560	6,048,236	47,058	422,109	41,402	330,801
Redemptions	(404,029)	(4,731,183)	(396,605)	(3,966,488)	(730,379)	(5,993,096)

Net Increase	895,222	$10,174,004	1,083,480	$10,862,417	588,643	$4,969,395

* Information for period prior to March 24, 2014 pertains to the Class I Shares of the Predecessor Fund.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

For the period ended April 30, 2014, the tax character of distributions paid by the Fund was $1,963,279 of ordinary income dividends and $4,199,090 of long-term capital gains dividends. For the years ended September 30, 2013 and 2012, the tax character of distributions paid by the Fund was $426,207 and $332,398, respectively, of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Other Book/Tax Differences
$ —	$1,373,605	$6,428,175	$4,668,758	$(4,464)

The differences between the book and tax basis unrealized depreciation are attributable primarily to the tax deferral of losses on wash sales. Other book/tax differences in treatment of organizational and start-up costs.

16

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Notes to Financial Statements (Concluded)

April 30, 2014

As of April 30, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$53,898,483

Gross unrealized appreciation	$4,938,543
Gross unrealized depreciation	(269,785)

Net unrealized appreciation	$4,668,758

Accumulated capital losses represent net capital loss carry forwards as of September 30, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of April 30, 2014, the Fund did not have any capital loss carryforwards.

6. Reorganization

On March 7, 2014, at a special meeting, shareholders of Mount Lucas U.S. Focused Equity Fund, a series of Scotia Institutional Funds, (“Acquired Fund”) approved an Agreement and Plan of Reorganization pursuant to which the assets and identified liabilities of the Acquired Fund were transferred into Class I Shares of the Mount Lucas U.S. Focused Equity Fund of the Trust (“Acquiring Fund”) as noted below. The consummation of the reorganization took place immediately prior to the opening of business on March 24, 2014 in a tax-free exchange of shares.

Mount Lucas	Acquiring Fund		Shares
(series of Scotia Institutional Funds)	(series of FundVantage Trust)	Net Assets	Outstanding
Mount Lucas U.S. Focused Equity Fund Class I	Mount Lucas U.S. Focused Equity Fund Class I	$57,966,637	4,923,325

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

17

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the FundVantage Trust

and Shareholders of the Mount Lucas U.S. Focused Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Mount Lucas U.S. Focused Equity Fund (one of the series constituting FundVantage Trust) (the “Fund”) as of April 30, 2014, and the related statements of operations, changes in net assets, and financial highlights for the period from October 1, 2013 to April 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of operations, changes in net assets and financial highlights for each of the periods presented through September 30, 2013 were audited by other auditors whose report dated November 25, 2013, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mount Lucas U.S. Focused Equity Fund of FundVantage Trust at April 30, 2014, and the results of its operations, the changes in its net assets, and its financial highlights for the period from October 1, 2013 to April 30, 2014, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 27, 2014

18

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the seven months ended April 30, 2014, the Fund paid $1,963,279 of ordinary income dividends and $4,199,090 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 46.81% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.02%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 41.31%.

The Fund designates 100% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

19

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (844) 261-6483 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Change in Independent Registered Public Accounting Firm

As a result of the reorganization of the Predecessor Mount Lucas U.S. Focused Equity Fund, a series of Scotia Institutional Funds (the Predecessor Fund), into a newly created series of FundVantage Trust prior to the opening of business on March 24, 2014, KPMG LLP resigned as principal accountants for the Predecessor Fund, on March 25, 2014. On March 20, 2014, the Board of Trustees of FundVantage Trust, upon the recommendation of its audit committee, selected Ernst & Young LLP as principal accountants of the Mount Lucas U.S. Focused Equity Fund.

During the two fiscal years ended September 30, 2013, and the subsequent interim period through March 25, 2014, there were no (1) disagreements with KPMG LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events. During the Predecessor Fund’s fiscal years ended September 30, 2013 and 2012, and the subsequent interim period through March 25, 2014, neither the Predecessor Fund, nor anyone on its behalf consulted with Ernst & Young LLP on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement or reportable events.

The audit reports of KPMG LLP on the financial statements of the Predecessor Fund as of and for the fiscal years ended September 30, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

20

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (844) 261-6483.

21

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (844) 261-6483.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	32	Optimum Fund Trust (registered investment company) (6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	32	None.

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	32	None.

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing 2003 to 2008.	32	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds(registered investment company) (1 portfolio).

22

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	32	None.

1 Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

23

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

24

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Investment Adviser

Mount Lucas Management LP

405 South State Street

Newtown, PA 18940

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Investment Adviser’s Report

April 30, 2014 (Unaudited)

Dear Shareholder:

U.S. Economy

Despite facing various headwinds in 2013 (e.g., higher payroll taxes, budget cuts, threat of military action against Syria, temporary government shutdown), the U.S. economy expanded at an annual rate of 1.9% for the year. In 2013, U.S. employers added on average 182,000 jobs per month. Although the labor market continued to show steady progress, about 1.2 million jobs would still need to be created to return to pre-recession employment levels. The unemployment rate, which reached a high of 10% in October 2009, has declined to 6.7% at the end of 2013. However, it is important to emphasize that the improvement is partly due to people dropping out of the workforce, causing the labor participation rate to drop to a 35-year low.

Even though the Fed’s balance sheet has expanded to nearly $4 trillion since the onset of the financial crisis, consumer price inflation at the core level continues to remain below the Fed’s target rate of 2%. Inflation in the U.S. is expected to remain benign given the sluggish global growth and continued slack in the labor market across the developed world. At the December 2013 meeting, the Federal Open Market Committee (FOMC) communicated that it will begin reducing the pace of monthly bond purchases by $10 billion starting in January. As Janet Yellen replaced Ben Bernanke, the $10 billion per month reduction continued.

The U.S. economy had positive momentum heading into 2014. Consensus expectations call for the economy to grow at an annual rate close to 2.7% for the year. A number of factors support the growth prospects, including the fading impact of higher payroll taxes and mandated budget cuts, as well as improving household net worth, a renaissance in the energy sector and high corporate cash balances. Additionally, the two-year $1.1 trillion budget deal reached by Congress at the end of 2013 should lessen some fiscal policy uncertainty. Monetary policy is expected to be broadly accommodative across the developed world and unemployment remains elevated while inflation remains low.

Hawaii Economy

Listed as a concern in previous commentaries, Hawaii felt the effects of austerity and uncertainty surrounding Congressional inaction. Weak year-end tourism, federal civilian job losses and the expiration of the payroll tax holiday were headwinds to economic growth. However, the underlying private sector strength remains.

2013 was another record setting year for the visitor industry, bringing 8.1 million visitors (by air), an increase of 2.6% from 2012. Statewide visitor spending totaled $14.5 billion, up approximately 2% from 2012, but essentially flat in real terms when considering the increased local consumer prices. Both statistics were up about 5% through August, but leveled out through 2013 on lower U.S. mainland - but strong Japan and Pacific Rim - visitors. The Hawaii Tourism Authority recently revised 2014 forecasts to 8.4 million visitors and $15.1 billion in spending, an increase of 2.5% and 3.9% respectively.

1

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Investment Adviser’s Report (Continued)

April 30, 2014 (Unaudited)

Activity in the construction sector continues to ramp up. Permits for additions and alterations declined, but permitting for new residential structures on Oahu surged by 40% in 2013. Government contracts also accelerated, totaling $1.2 billion (not including Honolulu Rail Transit projects). The state unemployment rate has been regularly running well below the national average, starting 2013 at 5.1% and dropping to 4.5% by December; as of February 2014 it stood at 4.6%.

Although there are many positive factors contributing to the local economy, we are not without challenges. Higher vacation costs and hotel capacity constraints will weigh on the tourism industry. In addition, state and local government long-term liabilities pose a difficult future. Fortunately, increased awareness and pressure on legislators have created momentum to make structural changes.

Municipal Market and Fund Performance

The year over year changes in the municipal curve as of April 30, 2014 had the short end of the yield curve flat, increasing only 1 basis point from 0.31% to 0.32%, while 30 year municipal rates rose 98 basis points from 3.11% to 4.09%. Short rates remained low due to ongoing influence of the near 0% overnight Fed Funds rate and demand for short term bonds. At the longer end, municipal rates increased on the Federal Reserve’s reduction in their asset purchase program and continued positive performance in the economy and equity market. Some lower credit issuer concerns and potential municipal interest taxation created uncertainty on the impact to tax exempt municipal bonds. However, this has helped to make high quality municipal bonds attractive relative to U.S. Treasury and government agency securities. In the meantime, municipalities continue to take steps to address the tough decisions needed to balance budgets.

The Pacific Capital Tax-Free Short Intermediate Securities Fund had a total return of (0.09%) for the year ending April 30, 2014. The Pacific Capital Tax-Free Securities Fund had a total return of 0.11% for the same period. Total return reflects the market fluctuation of the share price as well as reinvested dividends. Gross of Fee returns were 0.23% for the Pacific Capital Tax-Free Short Intermediate Fund and 0.26% for the Pacific Capital Tax-Free Securities Fund. The Barclays Capital Hawaii 3-Year Municipal Bond Index had a total return of 1.21% for the year ending April 30, 2014 and the Barclays Capital Hawaii Municipal Bond Index had a total return of 0.72% for the same period.

Outlook and Strategy

The beginning of 2014 brought improving, but sometimes mixed economic data. Geopolitical risk and slow improvements in the European economy have kept demand very strong for domestic bonds. Municipal bond mutual funds continued to experience outflows but limited new issuance and upcoming maturities are mitigating the impact on bond prices. We are currently longer in duration than the respective benchmark for the Pacific Capital Tax-Free Short Intermediate Securities Fund, but shorter in duration for the Pacific Capital Tax-Free Securities Fund relative to its benchmark.

In managing the Pacific Capital Tax-Free Short Intermediate Securities Fund and the Tax-Free Securities Fund, we keep in mind each fund’s goal of seeking high current income that is exempt from federal and Hawaii income tax. In the year going forward, we will look for appropriate opportunities in this low rate environment that provide a reasonable risk/return balance.

2

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Investment Adviser’s Report (Concluded)

April 30, 2014 (Unaudited)

Asset Management Group of Bank of Hawaii’s (“AMG’s”) comments reflect the investment adviser’s views generally regarding the market and economy and are compiled from AMG’s research. These comments reflect opinions as of the date written and are subject to change.

3

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Annual Report

Performance Data

April 30, 2014 (Unaudited)

Credit Quality as of April 30, 2014 (as a percentage of total investments)

Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Fund will use S&P or Fitch. If these ratings are in conflict, S&P will be used before Fitch. If none of the major rating agencies have assigned a rating, the Fund will assign a rating of NR (non-rated security). The ratings represent their (Moody’s, S&P, and Fitch) opinions as to the quality of the underlying securities in the fund, and not the fund itself. The ratings range from AAA (extremely strong capacity to meet financial commitment) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. A pre-refunded bond is secured by an escrow fund of U.S. government obligations (i.e. Treasury securities) and assumes the superior credit rating of the government obligation. The ratings do not predict performance and are subject to change.

Investment Style

High-quality, intermediate-term, tax-exempt

Investment Objective

The Fund seeks high current income that is exempt from federal and Hawaii income tax by normally investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests greater than 50% of its assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. The longer the average maturity of the Fund’s portfolio, the greater the fluctuation in value. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors. The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.

Investment Process

•    Top-down macroeconomic analysis of interest rate trends

•    Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (“AMG”)

•    As of April 30, 2014, AMG manages $1.1 billion in mutual fund assets. In addition, AMG personnel also manage approximately $1.7 billion in assets on behalf of Bank of Hawaii clients.

4

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Annual Report

Performance Data

April 30, 2014 (Unaudited)

What were the major factors in the market that influenced the Fund’s performance versus the benchmark?

For the 1 year period ending April 30, 2014, the Fund returned 0.11%; the Barclays Capital Hawaii Municipal Bond Index returned 0.72%. After a tumultuous summer and fall of 2013, year to date the municipal sector has performed well, rewarding lower credit quality and longer duration bonds. The Fund’s position of higher quality bonds and slightly shorter duration held back performance slightly, but is in line with our longer term view on municipal yields.

What major changes have occurred in the portfolio during the period covered by the report?

Significant net redemptions occurred for the year. We looked to mitigate taxable distributions while maintaining the duration and credit quality of the portfolio. We do not expect a sudden rise in rates, but are mindful of a rate reversal on improving U.S. economy and Fed actions.

What is your outlook for the Fund?

Despite recent market performance, there is still uncertainty about the date and speed of Fed rate increases. In the year going forward, we will look for appropriate opportunities in this low rate environment that provide a reasonable risk/return balance while seeking high current income that is exempt from federal and Hawaii income tax.

5

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Annual Report

Performance Data

April 30, 2014 (Unaudited)

Comparison of Change in Value of $10,000 Investment in the Pacific Capital Tax-Free Securities

Fund Class Y Shares vs. the Barclays Capital Hawaii Municipal Bond Index

Average Annual Total Returns for the Periods Ended April 30, 2014
	1 Year	3 Year	5 Year	10 Year
Class Y Shares	0.11%	4.38%	4.17%	3.76%
Barclays Capital Hawaii Municipal Bond Index	0.72%	4.97%	4.86%	4.59%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month end, please call (888) 678-6034.

The Fund’s total annual gross and net operating expense ratio for Class Y Shares, as disclosed in the Fund’s prospectus dated September 1, 2013, are 0.31% and 0.11%, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered in this report. The Adviser has contractually agreed to waive its advisory fees until August 31, 2015. The waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees of FundVantage Trust. Additional information pertaining to the Fund’s expense ratio for the year ended April 30, 2014 can be found in the financial highlights.

Before the Fund commenced operations, all of the assets of the Tax-Free Securities Fund, a series of Pacific Capital Funds (the “Predecessor Fund”), were transferred to the Fund in a tax-free reorganization (the “Reorganization”). Performance presented prior to June 28, 2010 reflects the performance of the Predecessor Fund.

6

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Annual Report

Performance Data (Concluded)

April 30, 2014 (Unaudited)

Total returns reflect the waiver of advisory fees. Had these waivers not been in effect, performance quoted would have been lower.

The performance of the Fund is measured against the Barclays Capital Hawaii Municipal Bond Index, a rules-based, market-value weighted index engineered for the long-term tax-exempt Hawaii bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Fund is distributed by Foreside Funds Distributors LLC. The Asset Management Group of Bank of Hawaii is the investment adviser to the Fund and receives a fee for its services.

7

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Report

Performance Data

April 30, 2014 (Unaudited)

Credit Quality as of April 30, 2014 (as a percentage of total investments)

Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Fund will use S&P or Fitch. If these ratings are in conflict, S&P will be used before Fitch. If none of the major rating agencies have assigned a rating, the Fund will assign a rating of NR (non-rated security). The ratings represent their (Moody’s, S&P, and Fitch) opinions as to the quality of the underlying securities in the fund, and not the fund itself. The ratings range from AAA (extremely strong capacity to meet financial commitment) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. A pre-refunded bond is secured by an escrow fund of U.S. government obligations (i.e. Treasury securities) and assumes the superior credit rating of the government obligation. The ratings do not predict performance and are subject to change.

Investment Style

High-quality, short-intermediate term, tax-exempt

Investment Objective

The Fund seeks high current income that is exempt from federal and Hawaii income tax by normally investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests greater than 50% of its assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax. The Fund seeks to provide greater price stability than a long-term bond fund.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. Intermediate term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors. The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.

Investment Process

•      Top-down macroeconomic analysis of interest rate trends

•      Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (“AMG”)

•      As of April 30, 2014, AMG manages $1.1 billion in mutual fund assets. In addition, AMG personnel also manage approximately $1.7 billion in assets on behalf of Bank of Hawaii clients.

8

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Report

Performance Data (Continued)

April 30, 2014 (Unaudited)

What were the major factors in the market that influenced the Fund’s performance versus the benchmark?

For the 1 year period ending April 30, 2014, the Fund returned (0.09%); the Barclays Capital Hawaii 3-year Municipal Bond Index returned 1.21%. After a tumultuous summer and fall of 2013, year to date the municipal sector has performed well, rewarding lower credit quality and longer duration bonds. Although the Fund consists of higher quality bonds, its slightly longer duration helped performance year to date in 2014.

What major changes have occurred in the portfolio during the period covered by the report?

The Fund experienced significant subscriptions over the past year. We looked to slightly extend the duration and purchase bonds with a reasonable risk return balance.

What is your outlook for the Fund?

Despite recent market performance, there is still uncertainty about the date and speed of Fed rate increases. In the year going forward, we will look for appropriate opportunities in this low rate environment that provide a reasonable risk/return balance while seeking high current income that is exempt from federal and Hawaii income tax.

9

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Report

Performance Data (Continued)

April 30, 2014 (Unaudited)

Comparison of Change in Value of $10,000 Investment in the Pacific Capital Tax-Free Short Intermediate Securities

Fund Class Y Shares vs. the Barclays Capital Hawaii 3-Year Municipal Bond Index

Average Annual Total Returns for the Periods Ended April 30, 2014
	1 Year	3 Year	5 Year	10 Year
Class Y Shares	-0.09%	1.22%	1.39%	2.12%
Barclays Capital Hawaii 3-Year Municipal Bond Index	1.21%	1.76%	2.06%	2.97%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month end, please call (888) 678-6034.

The Fund’s total annual gross and net operating expense ratio for Class Y Shares, as disclosed in the Fund’s prospectus dated September 1, 2013, are 0.46% and 0.26%, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered in this report. The Adviser has contractually agreed to waive its advisory fees until August 31, 2015. The waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees of FundVantage Trust. Additional information pertaining to the Fund’s expense ratio for the year ended April 30, 2014 can be found in the financial highlights.

Before the Fund commenced operations, all of the assets of the Tax-Free Short Intermediate Securities Fund, a series of Pacific Capital Funds (the “Predecessor Fund”), were transferred to the Fund in a tax-free reorganization (the “Reorganization”). Performance presented prior to June 28, 2010 reflects the performance of the Predecessor Fund.

10

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Report

Performance Data (Concluded)

April 30, 2014 (Unaudited)

Total returns reflect the waiver of advisory fees. Had these waivers not been in effect, performance quoted would have been lower.

The performance of the Fund is measured against the Barclays Capital Hawaii 3-Year Municipal Bond Index, which is the 2-4 year component of the Barclays Capital Hawaii Municipal Bond Index and is a rules-based, market-value weighted index engineered for the Hawaii tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Fund is distributed by Foreside Funds Distributors LLC. The Asset Management Group of Bank of Hawaii is the investment adviser to the Fund and receives a fee for its services.

11

PACIFIC CAPITAL FUNDS

Fund Expense Disclosure

April 30, 2014

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2013 and held for the entire period through April 30, 2014.

Actual Expenses

The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12

PACIFIC CAPITAL FUNDS

Fund Expense Disclosure (Concluded)

April 30, 2014

(Unaudited)

		Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period*	Expense Ratio During Period**
Pacific Capital Tax-Free Securities Fund
Actual Fund Return	Class Y	$1,000.00	$1,032.80	$0.66	0.13%
Hypothetical Fund Return (5%return before expenses)	Class Y	1,000.00	1,024.15	0.65	0.13%
Pacific Capital Tax-Free Short Intermediate Securities Fund
Actual Fund Return	Class Y	$1,000.00	$1,006.40	$0.85	0.17%
Hypothetical Fund Return (5%return before expenses)	Class Y	1,000.00	1,023.95	0.85	0.17%

*

Expenses are equal to the average account value times a Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181) divided by the number of days in the fiscal year (365). The Funds’ ending account values on the first line in each table are based on the actual six month total returns of 3.28% for the Pacific Capital Tax-Free Securities Fund and 0.64% for the Pacific Capital Tax-Free Short Intermediate Securities Fund.

**	Annualized.

13

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments

April 30, 2014

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — 98.4%
Arizona — 2.8%
Phoenix Civic Improvement Corp., Civic Plaza, Convertible CAB, Series B, 5.50%, 07/01/31, (NATL-RE, FGIC Insured)	5,000,000	6,171,400

California — 1.3%
Norwalk-La Mirada Unified School District GO, CAB, Series B, 0.00%, 08/01/27, (AGM-CR, FGIC Insured)	5,000,000	2,843,100

Florida — 1.2%
Orlando Utilities Commission, Water and Electric Revenue, Series D, ETM, 6.75%, 10/01/17	2,300,000	2,568,134

Georgia — 1.8%
Municipal Electric Authority Power Revenue, Series W, Unrefunded Portion, 6.60%, 01/01/18, (NATL-RE, IBC, BNYM Insured)	3,470,000	3,896,636

Hawaii — 82.0%
County of Kauai GO, Series A, 5.00%, 08/01/22	315,000	375,622
County of Kauai GO, Series A, Callable 08/01/21 at 100, 3.25%, 08/01/23	1,000,000	1,032,590

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
County of Kauai GO, Series A, Prerefunded 08/01/15 at 100, 5.00%, 08/01/23, (NATL-RE, FGIC Insured)	600,000	635,616
County of Kauai GO, Series A, Callable 08/01/22 at 100, 3.13%, 08/01/27	1,295,000	1,264,011
Hawaii County GO, Series A, 5.25%, 07/15/17	1,655,000	1,886,237
Hawaii County GO, Series A, Callable 07/15/14 at 100, 5.25%, 07/15/23, (NATL-RE Insured)	595,000	600,896
Hawaii County GO, Series A, Callable 07/15/18 at 100, 6.00%, 07/15/26	1,655,000	1,964,038
Hawaii County GO, Series A, Callable 03/01/20 at 100, 4.00%, 03/01/28	2,470,000	2,607,727
Hawaii County GO, Series A, Callable 09/01/22 at 100, 5.00%, 09/01/29	500,000	570,375
Hawaii Housing Finance & Development Corp., Multi-Family Housing, Halekauwila Place, Series A, Callable 06/01/14 at 100, 0.70%, 12/01/15	1,000,000	1,000,240

The accompanying notes are an integral part of the financial statements.

14

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2014

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii Housing Finance & Development Corp., Multi-Family Housing, Iwilei Apartments, Series A, Callable 07/01/22 at 100, 3.75%, 01/01/31, (FHLMC Insured)	3,460,000	3,439,102
Hawaii Housing Finance & Development Corp., Series B, Callable 07/01/21 at 100, 3.88%, 07/01/25, (GNMA/FNMA Insured)	3,890,000	4,123,050
Hawaii State Airports System Revenue, Series A, Callable 07/01/20 at 100, 5.00%, 07/01/22	1,350,000	1,543,887
Hawaii State Airports System Revenue, AMT, Callable 07/01/21 at 100, 5.00%, 07/01/23	3,500,000	3,888,115
Hawaii State Airports System Revenue, Series A, Callable 07/01/20 at 100, 5.25%, 07/01/29	2,000,000	2,254,720
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, 4.00%, 07/01/23	500,000	528,660

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, Callable 07/01/23 at 100, 5.00%, 07/01/26	500,000	553,340
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Co., Inc., Series A, Callable 06/30/2014 at 100, 5.50%, 12/01/14, (AMBAC Insured)	2,000,000	2,004,120
Hawaii State Department of Budget & Finance, Special Purpose Revenue, Kahala Nui, Callable 11/15/22 at 100, 5.00%, 11/15/27	1,390,000	1,489,580
Hawaii State Department of Budget & Finance, Special Purpose Revenue, Kahala Nui, Callable 11/15/22 at 100, 5.13%, 11/15/32	550,000	572,138
Hawaii State Department of Hawaiian Home Lands Revenue, 5.00%, 04/01/16	500,000	530,900
Hawaii State Department of Hawaiian Home Lands Revenue, 5.00%, 04/01/18	775,000	848,462

The accompanying notes are an integral part of the financial statements.

15

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2014

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Refunding, Series EF, 5.00%, 11/01/22	2,405,000	2,911,397
Hawaii State GO, Series CY, 5.75%, 02/01/15, (AGM Insured)	820,000	853,833
Hawaii State GO, Series DD, Callable 05/01/14 at 100, 5.00%, 05/01/17, (NATL-RE Insured)	1,000,000	1,000,000
Hawaii State GO, Series DI, Callable 03/01/16 at 100, 5.00%, 03/01/26, (AGM Insured)	1,000,000	1,060,430
Hawaii State GO, Series DJ, Unrefunded portion, Callable 04/01/17 at 100, 5.00%, 04/01/19, (AMBAC Insured)	890,000	987,357
Hawaii State GO, Series DJ, Prerefunded 04/01/17 at 100, 5.00%, 04/01/19, (AMBAC Insured)	110,000	123,954
Hawaii State GO, Series DJ, Callable 04/01/17 at 100, 5.00%, 04/01/22, (AMBAC Insured)	1,025,000	1,132,779
Hawaii State GO, Series DK, 5.00%, 05/01/17	4,000,000	4,504,040
Hawaii State GO, Series DK, Callable 05/01/18 at 100, 5.00%, 05/01/23	3,100,000	3,537,968
Hawaii State GO, Series DK, Callable 05/01/18 at 100, 5.00%, 05/01/28	3,000,000	3,374,070

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series DN, 5.00%, 08/01/15	1,000,000	1,059,100
Hawaii State GO, Series DT, 5.00%, 11/01/15	1,500,000	1,606,050
Hawaii State GO, Series DT, 5.00%, 11/01/16	1,900,000	2,111,717
Hawaii State GO, Series DT, 5.00%, 11/01/19	3,000,000	3,549,510
Hawaii State GO, Series DZ, Callable 12/01/21 at 100, 5.00%, 12/01/27	3,000,000	3,500,910
Hawaii State GO, Series DZ, Callable 12/01/21 at 100, 5.00%, 12/01/29	2,000,000	2,305,680
Hawaii State GO, Series DZ, Callable 12/01/21 at 100, 5.00%, 12/01/30	3,000,000	3,447,480
Hawaii State GO, Series DZ, Callable 12/01/21 at 100, 5.00%, 12/01/31	2,800,000	3,186,904
Hawaii State GO, Series EE, 5.00%, 11/01/22	1,500,000	1,815,840
Hawaii State GO, Series EE, Callable 11/01/22 at 100, 5.00%, 11/01/27	745,000	862,583
Hawaii State GO, Series EE, Callable 11/01/22 at 100, 5.00%, 11/01/29	3,800,000	4,347,466
Hawaii State GO, Series EH, Callable 08/01/23 at 100, 5.00%, 08/01/24	1,000,000	1,196,860
Hawaii State GO, Series EL, 5.00%, 08/01/23	1,000,000	1,216,110

The accompanying notes are an integral part of the financial statements.

16

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2014

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Harbor System Revenue, Series A, 5.00%, 07/01/17	185,000	205,485
Hawaii State Harbor System Revenue, Series A, Callable 07/01/20 at 100, 4.75%, 07/01/24	220,000	238,139
Hawaii State Harbor System Revenue, Series A, Callable 07/01/20 at 100, 5.63%, 07/01/40	3,000,000	3,297,840
Hawaii State Harbor System Revenue, Series A, AMT, 5.25%, 07/01/16, (AGM Insured)	1,105,000	1,210,119
Hawaii State Highway Revenue, Series A, Callable 01/01/22 at 100, 5.00%, 01/01/27	5,490,000	6,312,786
Hawaii State Highway Revenue, Series A, Callable 01/01/22 at 100, 5.00%, 01/01/28	1,120,000	1,280,395
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/16 at 100, 4.50%, 07/01/23, (NATL-RE Insured)	1,500,000	1,577,400
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/22 at 100, 5.00%, 07/01/26	3,125,000	3,608,281

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Board of Water Supply System Revenue, Series B, AMT, Callable 07/01/16 at 100, 5.25%, 07/01/17, (NATL-RE Insured)	1,300,000	1,402,414
Honolulu City & County Board of Water Supply System Revenue, Series B, AMT, Callable 07/01/16 at 100, 5.25%, 07/01/21, (NATL-RE Insured)	1,335,000	1,411,242
Honolulu City & County GO, Series A, 5.00%, 04/01/18	5,000,000	5,724,800
Honolulu City & County GO, Series A, 5.00%, 11/01/18	2,515,000	2,924,267
Honolulu City & County GO, Series A, Callable 07/01/15 at 100, 5.00%, 07/01/19, (NATL-RE Insured)	6,250,000	6,596,062
Honolulu City & County GO, Series A, Callable 07/01/17 at 100, 5.00%, 07/01/21, (AGM Insured)	4,000,000	4,521,080
Honolulu City & County GO, Series A, 5.00%, 11/01/22	2,000,000	2,417,700

The accompanying notes are an integral part of the financial statements.

17

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2014

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series A, Callable 04/01/19 at 100, 5.00%, 04/01/24	1,110,000	1,280,552
Honolulu City & County GO, Series A, Callable 07/01/15 at 100, 5.00%, 07/01/26, (NATL-RE Insured)	5,195,000	5,482,647
Honolulu City & County GO, Series A, Callable 07/01/15 at 100, 5.00%, 07/01/28, (NATL-RE Insured)	1,275,000	1,345,597
Honolulu City & County GO, Series A, Callable 07/01/15 at 100, 5.00%, 07/01/29, (NATL-RE Insured)	2,000,000	2,110,740
Honolulu City & County GO, Series A, Callable 11/01/22 at 100, 5.00%, 11/01/32	1,865,000	2,123,228
Honolulu City & County GO, Series A, Refunding, Callable 11/01/22 at 100, 4.00%, 11/01/36	5,000,000	5,068,350
Honolulu City & County GO, Series A, Refunding, Callable 11/01/22 at 100, 4.00%, 11/01/37	3,000,000	3,032,310
Honolulu City & County GO, Series B, Refunding, Callable 12/01/20 at 100, 5.00%, 12/01/34	1,500,000	1,661,670

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series D, Callable 07/01/15 at 100, 5.00%, 07/01/20, (NATL-RE Insured)	2,000,000	2,110,740
Honolulu City & County GO, Series D, Callable 09/01/19 at 100, 4.00%, 09/01/21	250,000	271,955
Honolulu City & County GO, Series D, Callable 09/01/19 at 100, 5.25%, 09/01/23	3,500,000	4,014,325
Honolulu City & County GO, Series F, Callable 07/01/15 at 100, 5.00%, 07/01/22, (NATL-RE, FGIC Insured) .	4,165,000	4,395,616
Honolulu City & County Waste Water System Revenue, 1st Bond Resolution, Series A, Callable 07/01/17 at 100, 5.00%, 07/01/31, (NATL-RE Insured)	3,500,000	3,771,530
Honolulu City & County Waste Water System Revenue, Series B-1, Callable 07/01/16 at 100, 5.00%, 07/01/32, (NATL-RE Insured)	4,015,000	4,270,394
Honolulu City & County, GO, Series B, Callable 12/01/20 at 100, 5.00%, 12/01/25	2,000,000	2,292,140

The accompanying notes are an integral part of the financial statements.

18

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2014

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Maui County GO, 5.00%, 03/01/15, (NATL-RE Insured)	2,500,000	2,599,600
Maui County GO, Callable 06/01/23 at 100, 3.00%, 06/01/27	540,000	531,365
Maui County GO, Callable 06/01/23 at 100, 3.00%, 06/01/30	1,500,000	1,405,065
Maui County GO, Series B, 4.00%, 06/01/16	1,000,000	1,071,200
University of Hawaii Revenue, Series A-2, 4.00%, 10/01/19	1,170,000	1,300,092
University of Hawaii Revenue, Series B-2, 5.00%, 10/01/18	1,310,000	1,504,142
University of Hawaii System Revenue, Series A, Callable 07/15/16 at 100, 5.00%, 07/15/24, (AGM-CR, MBIA Insured)	470,000	502,204
University of Hawaii System Revenue, Series A, Callable 10/01/19 at 100, 5.25%, 10/01/34	1,000,000	1,099,950

		179,378,886

Illinois — 2.4%
Chicago Midway Airport Revenue, Series C, 5.50%, 01/01/15, (NATL-RE Insured)	1,000,000	1,033,820

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Illinois — (Continued)
Illinois Municipal Electric Agency Power Supply Revenue, Series C, 5.25%, 02/01/21, (NATL-RE, FGIC Insured)	3,665,000	4,254,295

		5,288,115

Massachusetts — 1.3%
Massachusetts State Department of Transportation, Metropolitan Highway System Revenue, Contract Assistance, Series B, Callable 01/01/20 at 100, 5.00%, 01/01/23	2,500,000	2,846,025

New Jersey — 0.2%
Passaic Valley Sewage Commissioner System Revenue Refunding, Series G, 5.75%, 12/01/21	300,000	353,724

Ohio — 0.5%
Ohio State, Infrastructure Improvement GO, Series A, 5.00%, 08/01/21	1,000,000	1,201,960

Texas — 2.5%
Galveston County GO, CAB, Series RD, 0.00%, 02/01/24, (NATL-RE, FGIC Insured)	2,630,000	1,925,002

The accompanying notes are an integral part of the financial statements.

19

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2014

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Texas — (Continued)
Houston Water and Sewer System Revenue, Unrefunded Balance CAB, Junior Series A, 0.00%, 12/01/27, (AGM Insured)	2,000,000	1,245,520
San Antonio Electric & Gas Revenue, Series A, 5.00%, 02/01/18	2,000,000	2,290,460

		5,460,982

Washington — 2.4%
King County School District No. 403 Renton GO, Callable 12/01/16 at 100, 5.00%, 12/01/24, (NATL-RE, FGIC Insured, School Bond Guarantee)	3,000,000	3,240,210
Port of Seattle Revenue, Callable 02/01/16 at 100, 5.00%, 02/01/25, (XLCA Insured)	2,000,000	2,101,280

		5,341,490

TOTAL MUNICIPAL BONDS (Cost $206,534,872)		215,350,452

	Shares	Value ($)
REGISTERED INVESTMENT COMPANY — 0.4%
Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.00%(a)	761,276	761,276

TOTAL REGISTERED INVESTMENT COMPANY (Cost $761,276)		761,276

TOTAL INVESTMENTS — 98.8% (Cost $207,296,148)		216,111,728
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.2%		2,659,411

NET ASSETS — 100.0%		$218,771,139

(a)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2014.

The accompanying notes are an integral part of the financial statements.

20

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Concluded)

April 30, 2014

AGM	Assured Guaranty Municipal Corp.	FHLMC	Federal Home Loan Mortgage Corp.
AGM-CR	Assured Guaranty Municipal Corp. Custodial Receipts	FNMA	Federal National Mortgage Association
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association
AMT	Subject to Alternative Minimum Tax	GO	General Obligation
BNYM	Bank of New York Mellon	IBC	Insurance Bond Certificate
CAB	Capital Appreciation Bond	MBIA	Municipal Bond Investors Assurance
ETM	Escrowed to Maturity	NATL-RE	National Reinsurance Corp.
FGIC	Financial Guaranty Insurance Co.	XLCA	XL Capital Assurance

The accompanying notes are an integral part of the financial statements.

21

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments

April 30, 2014

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — 96.6%
Alaska — 0.5%
Alaska State GO, Series A, 5.00%, 08/01/18	500,000	582,794

Arizona — 2.0%
Maricopa County Elementary School District No 6 Washington, Series A, 5.38%, 07/01/15, (AGM Insured)	1,000,000	1,059,700
Mesa City, Utility Systems Revenue, ETM, 5.25%, 07/01/16, (NATL-RE, FGIC Insured)	1,000,000	1,103,990

		2,163,690

Colorado — 0.5%
Boulder County Sales and Use Tax Revenue, Open Space, 5.00%, 12/15/18, (MAC Insured)	500,000	579,130

Connecticut — 1.1%
State of Connecticut Special Tax Revenue, 5.00%, 11/01/18	1,000,000	1,159,880

Georgia — 1.1%
Georgia State GO, Series I, 5.00%, 11/01/17	1,000,000	1,147,200

Guam — 1.3%
Guam Economic Development & Commerce Authority, CAB, Series B, ETM, 5.40%, 05/15/15	1,350,000	1,419,160

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — 64.1%
County of Kauai GO, Series A, 2.25%, 08/01/17	150,000	155,466
County of Kauai GO, Series A, 3.00%, 08/01/20	295,000	309,033
County of Kauai GO, Series A, 2.00%, 08/01/16	500,000	515,655
County of Maui GO, Prerefunded 03/01/15 at 100, 5.00%, 03/01/17, (NATL-RE Insured)	90,000	93,562
County of Maui GO, 5.00%, 06/01/18	300,000	345,819
County of Maui GO, 5.00%, 06/01/20	530,000	622,803
County of Maui GO, Series A, 3.50%, 07/01/15	200,000	207,638
County of Maui GO, Series B, 4.00%, 06/01/14	100,000	100,320
County of Maui GO, Series B, 5.00%, 06/01/18	250,000	287,752
County of Maui GO, Series B & C, 4.00%, 07/01/14, (NATL-RE Insured)	400,000	402,564
County of Maui GO, Unrefunded Portion, Callable 03/01/15 at 100, 5.00%, 03/01/17, (NATL-RE Insured)	410,000	425,219

The accompanying notes are an integral part of the financial statements.

22

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2014

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii County GO, Series A, Prerefunded 07/15/14 at 100, 5.00%, 07/15/24, (NATL-RE Insured)	500,000	504,710
Hawaii County GO, Series A, 5.00%, 03/01/15	600,000	623,850
Hawaii County GO, Series A, 4.00%, 03/01/16	400,000	426,496
Hawaii County GO, Series A, Callable 07/15/18 at 100, 5.00%, 07/15/21	120,000	138,066
Hawaii County GO, Series A, Callable 07/15/14 at 100, 5.25%, 07/15/23, (NATL-RE Insured)	150,000	151,486
Hawaii County GO, Series B, 4.00%, 09/01/15	500,000	524,870
Hawaii County GO, Series B, 5.00%, 09/01/16	1,000,000	1,101,550
Hawaii County GO, Series B, 5.00%, 09/01/17	1,000,000	1,133,180
Hawaii Pacific Health Special Purpose Revenue, Series A, 3.00%, 07/01/14	500,000	502,095
Hawaii State Airports System Revenue, AMT, 4.00%, 07/01/15	515,000	536,414
Hawaii State Airports System Revenue, Series B, AMT, 4.00%, 07/01/15	1,000,000	1,041,580

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance Various Revenue, The Queens Health, Series B, Callable 05/09/14 at 100, 0.09%, 07/01/29(a)	6,000,000	6,000,000
Hawaii State Department of Transportation, AMT, 4.00%, 08/01/18	600,000	648,780
Hawaii State GO, Refunding, Series EF, 5.00%, 11/01/17	750,000	857,332
Hawaii State GO, Refunding, Series EF, 5.00%, 11/01/18	500,000	583,505
Hawaii State GO, Refunding, Series EJ, 5.00%, 08/01/15	2,000,000	2,118,200
Hawaii State GO, Refunding, Series EK, 5.00%, 08/01/16	2,000,000	2,202,940
Hawaii State GO, Refunding, Series EL, 3.00%, 08/01/17	1,000,000	1,070,860
Hawaii State GO, Series DE, Prerefunded 10/01/14 at 100, 5.00%, 10/01/17, (NATL-RE Insured)	750,000	764,738
Hawaii State GO, Series DG, Callable 07/01/15 at 100, 5.00%, 07/01/16, (AMBAC Insured)	2,075,000	2,189,395
Hawaii State GO, Series DN, 5.00%, 08/01/15	660,000	699,006

The accompanying notes are an integral part of the financial statements.

23

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2014

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series DQ, 5.00%, 06/01/17	375,000	423,435
Hawaii State GO, Series DR, 4.00%, 06/01/14	1,170,000	1,173,802
Hawaii State GO, Series DT, 5.00%, 11/01/17	200,000	228,622
Hawaii State GO, Series EA, 4.00%, 12/01/20	1,000,000	1,133,790
Hawaii State GO, Series EE, 4.00%, 11/01/22	1,020,000	1,153,865
Hawaii State GO, Series EH, Callable 08/01/23 at 100, 5.00%, 08/01/24	1,000,000	1,196,860
Hawaii State Harbor System Revenue, Series A, 4.00%, 07/01/16	500,000	530,910
Hawaii State Highway Revenue, 5.50%, 07/01/18	1,000,000	1,176,000
Hawaii State Highway Revenue, Series A, 4.00%, 01/01/17	325,000	353,256
Hawaii State Highway Revenue, Series A, 5.00%, 01/01/21	1,000,000	1,190,170
Hawaii State Highway Revenue, Series A, 4.00%, 01/01/21	1,000,000	1,128,020
Hawaii State Highway Revenue, Series B, 5.25%, 07/01/18, (AGM Insured)	500,000	582,945

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Housing Finance & Development Corp., Multifamily Housing Halekauwla Place, Series A, Callable 06/01/14 at 100, 0.70%, 12/01/15	2,000,000	2,000,480
Hawaii State Housing Finance & Development Corp., Multifamily Housing Kuhio Park Terrace, Series A, 2.00%, 10/01/15, (FHLMC Insured)	150,000	152,004
Hawaii State Housing Finance & Development Corp., Series A, 2.35%, 07/01/17, (GNMA/FNMA Insured)	555,000	572,260
Hawaii State Housing Finance & Development Corp., Series A, 2.70%, 07/01/18, (GNMA/FNMA Insured)	565,000	588,493
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/14 at 100, 4.75%, 07/01/18, (NATL-RE Insured)	1,000,000	1,007,150
Honolulu City & County Board of Water Supply System Revenue, Series A, 5.00%, 07/01/20	320,000	380,227

The accompanying notes are an integral part of the financial statements.

24

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2014

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Board of Water Supply System Revenue, Series A, Prerefunded 07/01/14 at 100, 4.75%, 07/01/20, (NATL-RE Insured)	400,000	402,860
Honolulu City & County Board of Water Supply System Revenue, Series A, 5.00%, 07/01/22	650,000	781,950
Honolulu City & County Board of Water Supply System Revenue, Series A, Unrefunded Portion, Callable 07/01/16 at 100, 4.50%, 07/01/22, (NATL-RE Insured)	1,070,000	1,124,977
Honolulu City & County GO, Series A, 4.00%, 08/01/16	500,000	539,025
Honolulu City & County GO, Series A, 5.00%, 04/01/18	200,000	228,992
Honolulu City & County GO, Series A, 3.00%, 11/01/18	750,000	806,782
Honolulu City & County GO, Series A, Prerefunded 07/01/15 at 100, 5.00%, 07/01/25, (NATL-RE Insured)	1,625,000	1,714,976
Honolulu City & County GO, Series B, 5.00%, 08/01/16	625,000	687,681

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series B, Prerefunded 07/01/17 at 100, 5.00%, 07/01/17, (NATL-RE Insured)	1,000,000	1,007,540
Honolulu City & County GO, Series B, Prerefunded 07/01/15 at 100, 5.00%, 07/01/18, (NATL-RE Insured)	1,050,000	1,108,138
Honolulu City & County GO, Series B, 5.00%, 08/01/19	1,000,000	1,171,280
Honolulu City & County GO, Series B, 5.00%, 11/01/20	500,000	596,225
Honolulu City & County GO, Series B, 5.00%, 11/01/21	955,000	1,145,255
Honolulu City & County GO, Series C, Callable 07/01/15 at 100, 5.00%, 07/01/16, (NATL-RE Insured)	200,000	210,260
Honolulu City & County GO, Series D, 5.00%, 09/01/14	1,140,000	1,157,955
Honolulu City & County GO, Series D, 2.25%, 09/01/14	780,000	785,374
Honolulu City & County GO, Series D, Prerefunded 07/01/15 at 100, 5.00%, 07/01/23, (NATL-RE Insured)	375,000	395,764

The accompanying notes are an integral part of the financial statements.

25

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2014

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series E, 5.25%, 07/01/15, (NATL-RE Insured)	500,000	529,190
Honolulu City & County GO, Series F, Callable 07/01/15 at 100, 5.25%, 07/01/17, (NATL-RE, FGIC Insured)	535,000	566,169
Honolulu City & County Wastewater System Revenue, 5.00%, 07/01/18	1,150,000	1,329,136
Honolulu City & County Wastewater System Revenue, 4.00%, 07/01/19	480,000	542,371
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Senior Sub-Series A, 4.00%, 07/01/16	250,000	268,902
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Series-B, 4.25%, 07/01/17, (NATL-RE Insured)	150,000	166,042
Honolulu City & County Wastewater System Revenue, Senior 1st Bond Resolution, Series B, 5.00%, 07/01/20	500,000	594,105

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Wastewater System Revenue, Senior 1st Bond Resolution, Series B, 4.00%, 07/01/21	500,000	564,930
Honolulu City & County Wastewater System Revenue, Senior Series A, 5.00%, 07/01/19	1,000,000	1,179,530
Honolulu City & County Wastewater System Revenue, Senior Series A, 3.25%, 07/01/20	1,320,000	1,434,246
Honolulu City & County Wastewater System Revenue, Senior Series A, 4.00%, 07/01/21	1,005,000	1,135,509
Honolulu City & County Wastewater System Revenue, Series A, Prerefunded 07/01/15 at 100, 5.00%, 07/01/16, (NATL-RE Insured)	555,000	585,730
University of Hawaii Revenue, Series A, 5.00%, 10/01/14	550,000	560,879
University of Hawaii Revenue, Series A, 4.00%, 10/01/16	625,000	674,112
University of Hawaii Revenue, Series A, 5.00%, 10/01/17	1,510,000	1,705,213
University of Hawaii Revenue, Series A, 2.00%, 10/01/18	230,000	232,328

The accompanying notes are an integral part of the financial statements.

26

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2014

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
University of Hawaii Revenue, Series B-2, 4.00%, 10/01/14	1,500,000	1,523,595

		69,714,194

Illinois — 0.2%
Winnebago County School District No 122 Harlem-Loves Park GO, ETM, 0.00%, 01/01/16, (AGM Insured)	215,000	213,441

Indiana — 1.4%
Indiana Finance Authority Revenue Refunding Facilities, Prerefunded 07/01/18 at 100, 5.00%, 07/01/20	865,000	1,004,334
Indiana State Office Building Commission, Logansport State Hospital, Series D, Callable 07/01/14 at 100, 5.00%, 07/01/23, (AMBAC, State Appropriate Insured)	500,000	503,770

		1,508,104

Iowa — 0.4%
University of Iowa Facilities Corp. Revenue, Medical Education & Biomed Research Facility, 3.75%, 06/01/18	435,000	480,049

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Kansas — 1.5%
City of Wichita GO, Series E, 4.00%, 10/01/17	1,460,000	1,618,206

Maryland — 1.6%
Maryland State GO, Series C, 5.00%, 11/01/18	1,500,000	1,756,965

Massachusetts — 1.1%
Commonwealth of Massachusetts GO, Series C, Prerefunded 08/01/17 at 100, 5.25%, 08/01/22, (AGM Insured)	1,000,000	1,147,530

Michigan — 0.4%
Michigan Municipal Bond Authority Revenue, Clean Water Revolving Fund, Callable 10/01/16 at 100, 5.00%, 10/01/18	365,000	403,946

Missouri — 1.0%
Kansas City Special Obligation Refunding & Improvement Revenue, Series B, 5.00%, 08/01/18	450,000	508,896
St Charles County School District No R-IV Wentzville GO, Refunding, 4.00%, 03/01/19, (ST AID DIR DEP)	500,000	563,145

		1,072,041

The accompanying notes are an integral part of the financial statements.

27

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2014

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Nevada — 2.5%
Clark County GO, Refunding Infrastructure Improvement, Series B, 4.00%, 07/01/18	585,000	640,231
Nevada System of Higher Education, Series B, Prerefunded 01/01/16 at 100, 5.00%, 07/01/26, (AMBAC Insured)	1,900,000	2,046,034

		2,686,265

New York — 0.5%
New York City GO, Series J, 5.00%, 08/01/18	470,000	542,117

North Carolina — 0.9%
North Carolina State GO, Series B, 5.00%, 06/01/14	1,000,000	1,004,090

Ohio — 3.3%
City of Akron, Prerefunded, 06/01/15 at 100, 5.00%, 12/01/15, (AGM Insured)	1,475,000	1,550,786
Ohio State GO, Infrastructure Improvement, Series A, Callable 03/01/15 at 100, 5.00%, 09/01/19	1,410,000	1,465,809
Reynoldsburg City Capital Facilities GO, Prerefunded 12/01/15 at 100, 4.00%, 12/01/20, (AMBAC Insured)	550,000	582,076

		3,598,671

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Oklahoma — 0.7%
Oklahoma Development Finance Authority Health Refunding, INTEGRIS Baptist Medical Center, Series C, 5.00%, 08/15/16	455,000	498,043
Oklahoma Water Resources Board Loan Revenue, Series A, 5.00%, 10/01/20	200,000	239,356

		737,399

Oregon — 0.6%
Oregon State GO, University System Revenue, Series A, 5.00%, 08/01/16	100,000	109,911
Portland City, Water System Revenue, First Lien, Series A, 5.00%, 05/01/18	460,000	532,363

		642,274

Texas — 3.1%
Bexar County GO, Edgewood Independent School District, 4.00%, 08/15/21, (PSF-GTD Insured)	450,000	508,388
Harris County GO, Refunding Road, Series A, 5.00%, 10/01/20	1,000,000	1,194,770

The accompanying notes are an integral part of the financial statements.

28

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2014

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Texas — (Continued)
La Joya Independent School District GO, School Building, Prerefunded 02/15/18 at 100, 5.00%, 02/15/34, (PSF-GTD Insured)	590,000	680,358
University of Texas, Finance System Revenue, Series B, Prerefunded 08/15/16 at 100, 5.00%, 08/15/21	500,000	552,095
University of Texas, Refunding Finance System Revenue, Series B, 5.00%, 08/15/15	400,000	424,488

		3,360,099

Utah — 1.0%
Utah State Board of Regents, Student Loan Series EE-2, 5.00%, 11/01/17, (GTD STD LNS Insured)	1,000,000	1,144,150

Virgin Islands — 0.4%
University of The Virgin Islands Improvement Revenue, Series A, Prerefunded 12/01/14 at 100, 5.38%, 06/01/34, (GO OF UNIV Insured)	400,000	411,596

Washington — 3.9%
County of King GO, Callable 12/01/22 at 100, 5.00%, 06/01/23	1,000,000	1,200,350

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Washington — (Continued)
County of King GO, Refunding, 5.00%, 12/01/19	1,000,000	1,180,550
Klickitat County Public Utility District No 1 Revenue, Series B, Callable 12/01/2016 at 100, 5.25%, 12/01/19, (NATL Insured)	1,500,000	1,659,045
Snohomish County School District GO, Callable 12/01/16 at 100, 5.00%, 12/01/17, (NATL SCH BN GTY Insured)	200,000	222,918

		4,262,863

Wisconsin — 1.5%
Milwaukee City GO, Promissory & Corporate Notes, Series N2, 5.00%, 05/01/20	400,000	473,108
Waukesha City GO, Series A, Prerefunded 10/01/14 at 100, 5.00%, 10/01/16, (AGM Insured)	755,000	769,994
Waukesha City GO, Series A, Unrefunded Balance, Callable 10/01/14 at 100, 5.00%, 10/01/16, (AGM Insured)	340,000	346,385

		1,589,487

TOTAL MUNICIPAL BONDS (Cost $104,196,597)		104,945,341

The accompanying notes are an integral part of the financial statements.

29

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Concluded)

April 30, 2014

	Shares	Value ($)
REGISTERED INVESTMENT COMPANY — 2.5%
Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.00%(a)	2,727,160	2,727,160

TOTAL REGISTERED INVESTMENT COMPANY (Cost $2,727,160)		2,727,160

TOTAL INVESTMENTS - 99.1% (Cost $106,923,757)		107,672,501
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.9%		998,838

NET ASSETS - 100.0%		$108,671,339

(a)	Floating or variable rate security. Rate disclosed is as of April 30, 2014.

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Subject to Alternative Minimum Tax
CAB	Capital Appreciation Bond
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD STD LNS	Guaranteed Student Loans
MAC	Municipal Assurance Corp
NATL-RE	National Reinsurance Corp.
NATL SCH BN GTY	National School Board Guarantee
PSF-GTD	Permanent School Fund Guaranteed
ST AID DIR DEP	State Aid Direct Deposit

The accompanying notes are an integral part of the financial statements.

30

PACIFIC CAPITAL FUNDS

Statement of Assets and Liabilities

April 30, 2014

	Pacific Capital Tax-Free Securities Fund	Pacific Capital Tax-Free Short Intermediate Securities Fund
Assets
Investments, at value (Cost $207,296,148 and $106,923,757, respectively)	$216,111,728	$107,672,501
Receivable for capital shares sold	116,188	293,943
Dividends and interest receivable	3,181,185	1,282,984
Prepaid expenses and other assets	9,325	3,265

Total assets	219,418,426	109,252,693

Liabilities
Payable for capital shares redeemed	488,459	163,951
Payable for distributions to shareholders	100,171	16,062
Payable for audit fees	24,935	24,539
Payable for administration and accounting fees	14,136	6,033
Payable for transfer agent fees	3,965	3,984
Payable for legal fees	3,823	781
Payable for custodian fees	3,446	2,808
Payable for investments purchased	—	354,151
Accrued expenses	8,352	9,045

Total liabilities	647,287	581,354

Net Assets	$218,771,139	$108,671,339

Net Assets Consist of:
Capital stock, $0.01 par value	$214,882	$106,904
Paid-in capital	211,418,584	108,586,949
Undistributed net investment income	—	49
Accumulated net realized loss from investments	(1,677,907)	(771,307)
Net unrealized appreciation on investments.	8,815,580	748,744

Net Assets	$218,771,139	$108,671,339

Class Y:
Outstanding shares	21,488,188	10,690,371

Net asset value, offering and redemption price per share	$10.18	$10.17

The accompanying notes are an integral part of the financial statements.

31

PACIFIC CAPITAL FUNDS

Statement of Operations

For the Year Ended April 30, 2014

	Pacific Capital Tax-Free Securities Fund	Pacific Capital Tax-Free Short Intermediate Securities Fund
Investment Income
Interest	$8,843,644	$1,083,845
Dividends	1	49

Total investment income	8,843,645	1,083,894

Expenses
Advisory fees (Note 2)	518,709	160,985
Administration and accounting fees (Note 2)	89,814	47,783
Trustees’ and officers’ fees (Note 2)	44,422	11,119
Legal fees	42,454	10,543
Audit fees	26,773	26,574
Transfer agent fees (Note 2)	23,248	23,113
Custodian fees (Note 2)	21,473	16,847
Printing and shareholder reporting fees	17,420	6,061
Registration and filing fees	3,618	6,015
Other expenses	26,884	6,405

Total expenses before waivers and reimbursements	814,815	315,445

Less: waivers and reimbursements (Note 2)	(518,709)	(160,985)

Net expenses after waivers and reimbursements	296,106	154,460

Net investment income	8,547,539	929,434

Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(1,020,304)	(37,069)
Net change in unrealized depreciation on investments	(10,425,333)	(417,183)

Net realized and unrealized loss on investments	(11,445,637)	(454,252)

Net increase/(decrease) in net assets resulting from operations	$(2,898,098)	$475,182

The accompanying notes are an integral part of the financial statements.

32

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2014	Year Ended April 30, 2013
Increase/(decrease) in net assets from operations:
Net investment income	$8,547,539	$9,244,428
Net realized loss from investments	(1,020,304)	(276,484)
Net change in unrealized appreciation/(depreciation) on investments	(10,425,333)	2,668,909

Net increase/(decrease) in net assets resulting from operations	(2,898,098)	11,636,853

Less Dividends and Distributions to Shareholders from:
From net investment income	(8,547,539)	(9,421,159)

Net decrease in net assets from dividends and distributions to shareholders	(8,547,539)	(9,421,159)

Increase/(Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	(73,407,685)	50,118,442

Total increase/(decrease) in net assets	(84,853,322)	52,334,136

Net assets
Beginning of year	303,624,461	251,290,325

End of year	$218,771,139	$303,624,461

Undistributed net investment income, end of year	$—	$—

The accompanying notes are an integral part of the financial statements.

33

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2014	Year Ended April 30, 2013
Increase/(decrease) in net assets from operations:
Net investment income	$929,434	$860,024
Net realized gain/(loss) from investments	(37,069)	4,806
Net change in unrealized depreciation on investments	(417,183)	(99,546)

Net increase in net assets resulting from operations	475,182	765,284

Less Dividends and Distributions to Shareholders from:
From net investment income	(929,434)	(881,272)

Net decrease in net assets from dividends and distributions to shareholders	(929,434)	(881,272)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	46,562,063	10,237,891

Total increase in net assets	46,107,811	10,121,903

Net assets
Beginning of year	62,563,528	52,441,625

End of year	$108,671,339	$62,563,528

Undistributed net investment income, end of year	$49	$49

The accompanying notes are an integral part of the financial statements.

34

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Financial Highlights

Contained below is per share operating performance data for each Class Y Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Class Y	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Nine Months Ended April 30, 2011†		For the Year Ended July 31, 2010	For the Year Ended July 31, 2009
Per Share Operating Performance
Net asset value, beginning of period	$10.51	$10.41	$9.92	$10.16		$9.97	$9.94

Net investment income	0.33	0.34	0.38	0.34		0.37	0.41
Net realized and unrealized gain/(loss) from investments	(0.33)	0.11	0.49	(0.25)		0.20	0.04

Net increase/(decrease) in net assets resulting from operations	—	0.45	0.87	0.09		0.57	0.45

Dividends and distributions to shareholders from:
Net investment income	(0.33)	(0.35)	(0.38)	(0.33)		(0.38)	(0.41)
Net realized gains	—	—	—	—		—	(0.01)

Total dividends and distributions to shareholders	(0.33)	(0.35)	(0.38)	(0.33)		(0.38)	(0.42)

Net asset value, end of period	$10.18	$10.51	$10.41	$9.92		$10.16	$9.97

Total investment return(a)	0.11%	4.40%	8.92%	0.89	%(b)	5.77%	4.75%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$218,771	$303,624	$251,290	$209,482		$270,644	$233,348
Ratio of expenses to average net assets	0.11%	0.10%	0.15%	0.13	%*	0.71%	0.76%
Ratio of expenses to average net assets without waivers and expense reimbursements(c)	0.31%	0.30%	0.35%	0.33	%*	0.87%	0.91%
Ratio of net investment income to average net assets	3.30%	3.28%	3.71%	4.49	%(b)*	3.80%	4.21%
Portfolio turnover rate	5.35%	14.78%	29.36%	12.26	%**	12.10%	23.69%

†	The Fund changed its fiscal year end to April 30.
(a)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(b)

During the period, the Fund received a distribution from a ‘fair fund’ established by the Securities and Exchange Commission in connection with a consent order against BISYS Fund Services, Inc. Had this settlement not occurred, the ratio of net investment income to average net assets and total investment return for the Fund would have been 4.08% and 0.59%, respectively.

(c)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
*	Annualized.
**	Not annualized.

The accompanying notes are an integral part of the financial statements.

35

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Financial Highlights

Contained below is per share operating performance data for each Class Y Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Class Y	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Nine Months Ended April 30, 2011†		For the Year Ended July 31, 2010	For the Year Ended July 31, 2009
Per Share Operating Performance
Net asset value, beginning of period	$10.30	$10.33	$10.28	$10.39		$10.32	$10.20

Net investment income	0.12	0.17	0.19	0.16		0.15	0.26
Net realized and unrealized gain/(loss) from investments	(0.13)	(0.03)	0.05	(0.11)		0.06	0.12

Net increase/(decrease) in net assets resulting from operations	(0.01)	0.14	0.24	0.05		0.21	0.38

Dividends and distributions to shareholders from:
Net investment income	(0.12)	(0.17)	(0.19)	(0.16)		(0.14)	(0.26)

Net asset value, end of period	$10.17	$10.30	$10.33	$10.28		$10.39	$10.32

Total investment return(a)	(0.09)%	1.39%	2.37%	0.45	%(b)	2.10%	3.80%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$108,671	$62,564	$52,442	$57,831		$68,291	$61,113
Ratio of expenses to average net assets	0.19%	0.25%	0.30%	0.30	%*	0.77%	0.81%
Ratio of expenses to average net assets without waivers and expense reimbursements(c)	0.39%	0.45%	0.50%	0.50	%*	0.88%	0.91%
Ratio of net investment income to average net assets	1.15%	1.62%	1.86%	2.06	%(b)*	1.46%	2.47%
Portfolio turnover rate	26.98%	23.97%	40.55%	13.20	%**	22.81%	40.33%

†	The Fund changed its fiscal year end to April 30.
(a)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(b)

During the period, the Fund received a distribution from a ‘fair fund’ established by the Securities and Exchange Commission in connection with a consent order against BISYS Fund Services, Inc. Had this settlement not occurred, the ratio of net investment income to average net assets and total investment return for the Fund would have been 1.86% and 0.35%, respectively.

(c)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
*	Annualized.
**	Not annualized.

The accompanying notes are an integral part of the financial statements.

36

PACIFIC CAPITAL FUNDS

Notes to Financial Statements

April 30, 2014

1. Organization and Significant Accounting Policies

The Pacific Capital Tax-Free Securities Fund and Pacific Capital Tax-Free Short Intermediate Securities Fund (each a “Fund” and together the “Funds”) are non-diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Funds are each authorized to issue and offer Class Y shares.

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by each Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

37

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value of a Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2014, in valuing the Funds’ investments carried at fair value:

Funds	Total Value at 04/30/14	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Capital Tax-Free Securities Fund
Municipal Bonds	$215,350,452	$—	$215,350,452	$—
Registered Investment Company	761,276	761,276	—	—

Total	$216,111,728	$761,276	$215,350,452	$—

Pacific Capital Tax-Free Short Intermediate Securities Fund
Municipal Bonds	$104,945,341	$—	$104,945,341	$—
Registered Investment Company	2,727,160	2,727,160	—	—

Total	$107,672,501	$2,727,160	$104,945,341	$—

38

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of a Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values a Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Funds to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Funds have an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Funds have an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2014, there were no transfers between Levels 1, 2 and 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

39

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by a Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to such Fund’s shareholders, which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, a Fund may enter into contracts that provide general indemnifications. A Fund’s maximum exposure under these arrangements is dependent on claims that may be made against it in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Investment advisory services are provided to the Funds by the Asset Management Group of Bank of Hawaii (the “Adviser”). Under terms of an advisory agreement, each Fund is charged an annual fee of 0.20% which is computed daily and paid monthly based upon average daily net assets. The Adviser has agreed to waive its entire advisory fee (the “Waiver”). The Waiver will remain in effect until August 31, 2015. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees.

Fee rates for the period May 1, 2013 through April 30, 2014, were as follows:

	Maximum Annual Advisory Fee	Net Annual Fees Paid After Contractual Waivers
Pacific Capital Tax-Free Securities Fund	0.20%	0.00%
Pacific Capital Tax-Free Short Intermediate Securities Fund	0.20%	0.00%

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Funds.

40

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly account-based service fee based on the number of shareholder accounts subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average net assets and is subject to certain minimum monthly fees.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2014 was $28,079 for the Pacific Capital Tax-Free Securities Fund and $7,953 for the Pacific Capital Tax-Free Short Intermediate Securities Fund. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2014, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Pacific Capital Tax-Free Securities Fund	$13,599,707	$83,218,561
Pacific Capital Tax-Free Short Intermediate Securities Fund	67,123,139	20,651,378

41

PACIFIC CAPITAL FUNDS
Notes to Financial Statements (Continued)

April 30, 2014

4. Capital Share Transactions

For the year ended April 30, 2014, and the year ended April 30, 2013, transactions in capital shares (authorized shares unlimited) were as follows:

	For The Year Ended April 30, 2014		For The Year Ended April 30, 2013
	Shares	Amount	Shares	Amount
Pacific Capital Tax-Free Securities Fund
Class Y
Sales	3,626,911	$36,516,750	11,793,190	$123,978,651
Reinvestments	9,936	99,595	13,313	139,802
Redemptions	(11,028,779)	(110,024,030)	(7,070,676)	(74,000,011)

Net increase (decrease)	(7,391,932)	$(73,407,685)	4,735,827	$50,118,442

Pacific Capital Tax-Free Short Intermediate Securities Fund
Class Y
Sales	7,531,186	$76,188,154	3,071,609	$31,645,226
Reinvestments	586	5,947	1,778	18,326
Redemptions	(2,914,462)	(29,632,038)	(2,078,764)	(21,425,661)

Net increase	4,617,310	$46,562,063	994,623	$10,237,891

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state, and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

42

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

The tax character of distributions paid during the fiscal year ended April 30, 2014, were as follows:

	Net Investment Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Pacific Capital Tax-Free Securities Fund	$84,496	$—	$84,496	$8,495,357	$8,579,853
Pacific Capital Tax-Free Short Intermediate Securities Fund	2,107	—	2,107	924,386	926,493

*	Distributions will not tie to Statement of Changes because distributions are recognized when actually paid for tax purposes.

The tax character of distributions paid during the fiscal year ended April 30, 2013, were as follows:

	Net Investment Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Pacific Capital Tax-Free Securities Fund	$231,365	$—	$231,365	$9,179,509	$9,410,874
Pacific Capital Tax-Free Short Intermediate Securities Fund	4,066	—	4,066	877,190	881,256

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Qualified Late-Year Losses	Distributions Payable	Capital Loss Carryforwards	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ Deficit
Pacific Capital Tax-Free Securities Fund	$100,171	$(450,884)	$(100,171)	$(1,227,023)	$8,815,580	$7,137,673
Pacific Capital Tax-Free Short Intermediate Securities Fund	16,111	—	(16,062)	(771,307)	748,744	(22,514)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

43

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2014

The cost for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) as of April 30, 2014 is as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Pacific Capital Tax-Free Securities Fund	$207,296,148	$10,221,522	$(1,405,942)	$8,815,580
Pacific Capital Tax-Free Short Intermediate Securities Fund	106,923,757	940,001	(191,257)	748,744

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2014, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2014. For the year ended April 30, 2014, the Pacific Capital Tax-Free Securities Fund had late year ordinary loss deferrals of $450,884. The Pacific Capital Tax-Free Short Intermediate Securities Fund had no capital loss deferrals.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

As of April 30, 2014, the Funds had pre-enactment net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires April 30,
	2015 ($)	2016 ($)	2017 ($)	2018 ($)	2019 ($)
Pacific Capital Tax-Free Securities Fund	—	—	—	(237,475)	—
Pacific Capital Tax-Free Short Intermediate Securities Fund	(577,000)	(49,093)	(15,122)	(75,378)	(17,645)

44

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Concluded)

April 30, 2014

As of April 30, 2014, the Funds’ post-enactment capital loss carryforward which were short-term losses and long-term losses and had an unlimited period of capital loss carryover were as follows:

	Post-Enactment Unlimited Period of Net Capital Loss Carryforward
	Short-Term	Long-Term
Pacific Capital Tax Free Securities Fund	$(537,896)	$(451,652)
Pacific Capital Tax Free Short Intermediate Securities Fund	(35,844)	(1,225)

6. Concentration of Credit Risk

The Funds primarily invest in debt obligations issued by the state of Hawaii and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Funds are more susceptible to factors adversely affecting issues of Hawaii municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date that the financial statements were issued, and has determined that there were no following subsequent events requiring recognition or disclosure in the financial statements.

45

PACIFIC CAPITAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Pacific Capital Tax-Free Securities Fund and the

Pacific Capital Tax-Free Short Intermediate Securities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund (the “Funds”) at April 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years then ended and the financial highlights for the year ended July 31, 2010, the period ended April 30, 2011 and the three years in the period ended April 30, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and portfolio of investments (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended July 31, 2009 was audited by other independent accountants whose report dated September 25, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

June 24, 2014

46

PACIFIC CAPITAL FUNDS

Shareholder Tax Information

(Unaudited)

The Funds are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise their shareholders of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year.

The tax character of distributions paid during the year ended April 30, 2014 were as follows:

	Net Investment Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Pacific Capital Tax-Free Securities Fund	$84,496	$—	$84,496	$8,495,357	$8,579,853
Pacific Capital Tax-Free Short Intermediate Securities Fund	2,107	—	2,107	924,386	926,493

*	Distributions will not tie to Statement of Changes because distributions are recognized when actually paid for tax purposes.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 100.00%.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

47

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 678-6034 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Advisory Agreement

At an in-person meeting held on March 20/21, 2014 (the “Meeting”), the Board of Trustees ( “Board” or “Trustees”) of FundVantage Trust (“Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement between Asset Management Group of Bank of Hawaii (the “Adviser” or “AMG”) and the Trust on behalf of the Pacific Capital Tax-Free Securities Fund (“Pacific Capital TF Fund”) and the Pacific Capital Tax-Free Short Intermediate Securities Fund (“Pacific Capital TFSI Fund”) (together, the “Funds”) (the “Agreement”). In determining whether to continue the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services performed for the Funds, (ii) the size and qualifications of their portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Funds, (iv) investment performance, (v) the capitalization and financial condition of AMG, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Funds and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on AMG’s ability to service the Funds, and (x) compliance with the Funds’ investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. AMG also provided its respective codes of ethics, most recent Form ADV and compliance policies and procedures, including their proxy voting policies and procedures, for the Trustees’ review and consideration. The Trustees noted the reports and discussions with portfolio managers provided at Board meetings

48

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

throughout the year covering matters such as the relative performance of the Funds; compliance with the investment objectives, policies, strategies and limitations for the Funds; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement.

Representatives from AMG attended the Meeting telephonically and discussed AMG’s history, performance and investment strategy in connection with the proposed continuation of the Agreement and answered questions from the Board.

The Trustees considered the investment performance for the Funds and AMG. The Trustees reviewed the historical performance charts for the one year, three year, five year, ten year and since inception periods ended December 31, 2013, as applicable, for (i) the Funds; (ii) the Barclays Capital Hawaii Municipal Bond Index and Barclays Capital Hawaii 3-Year Municipal Bond Index, the benchmarks for the Pacific Capital TF Fund and Pacific Capital TFSI Fund, respectively; (iii) the Morningstar National Intermediate Municipal funds category, the Pacific Capital TF Fund’s applicable Morningstar peer group; (iv) the Morningstar Municipal Short funds category, the Pacific Capital TFSI Fund’s applicable Morningstar peer group; and (v) the Hawaiian Tax-Free Trust, another investment company advised by AMG with investment objectives, strategies and policies similar to the Pacific Capital TF Fund. The Trustees also reviewed the historical performance charts for the Funds for the year to date, one year, two year, three year, and since inception periods ended December 31, 2013 as compared to the median of the Lipper “Other States” Intermediate Municipal Debt Funds category and the median of the Lipper “Other States” Short-Intermediate Municipal Debt Funds category, the Lipper peer groups for the Pacific Capital TF Fund and Pacific Capital TFSI Fund, respectively. The Trustees considered the short term and long term performance of the Funds, as applicable. The Trustees noted that they considered performance reports provided at Board meetings throughout the year. The Trustees took note of the various periods where each outperformed, underperformed or performed in line with its respective Lipper and Morningstar peer groups and benchmark. The Trustees discussed with AMG the reasons behind the performance results for each Fund. In the case of each Fund with performance that lagged a relevant peer group or benchmark for certain periods (but not necessarily all periods), the Trustees considered other factors that supported the continuation of the Agreement, including the following: (i) that the Adviser’s investment decisions, such as security selection and sector allocation, contributing to such underperformance were consistent with the Fund’s investment objective and policies and (ii) that shorter-term or longer-term performance, as applicable, was competitive when compared to the performance of relevant peer groups or benchmarks. Taking note of AMG’s discussion of (i) the various factors contributing to the Funds’ performance and (ii) its continuing commitment to the Funds’ current investment strategies, the Trustees concluded that the performance of each Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

49

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

The Adviser provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Funds and any other ancillary benefit resulting from the Adviser’s relationship with the Funds. The Trustees considered the fees that the Adviser charges to other clients, and evaluated the explanations provided by AMG as to differences in fees charged to the Pacific Capital TF Fund as compared to the Hawaiian Tax-Free Trust. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Funds versus other similarly managed funds. The Trustees concluded that the advisory fees and services provided by the Adviser are consistent with those of other advisers and sub-advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Funds based on the information provided at the Meeting.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to the Funds:

Pacific Capital Tax-Free Securities Fund. With respect to advisory fees and expenses, the gross advisory fee and net total expense ratio for the Fund were lower than median of the gross advisory fee and net total expense ratio of funds with a similar share class in the Lipper “Other States” Intermediate Municipal Debt Funds category with $500 million or less in assets. The Trustees also considered that the Adviser was currently voluntarily waiving its entire advisory fee with respect to the Fund. With respect to performance, the Fund outperformed the median of the Lipper “Other States” Intermediate Municipal Debt Funds category for the two year, three year and since inception periods ended December 31, 2013, and underperformed for the year to date and one year periods. The Fund outperformed the Morningstar National Intermediate Municipal funds category for the three year period ended December 31, 2013, and underperformed for the one year, five year and ten year periods. With respect to the Fund’s benchmark, the Fund underperformed for the one year, three year, five year and ten year periods ended December 31, 2013. The Fund outperformed the Class A shares of the Hawaiian Tax-Free Trust for the three year, five year and ten year periods ended December 31, 2013, and underperformed for the one year period. Based upon their review, the Trustees concluded that the Fund’s performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund from AMG.

Pacific Capital Tax-Free Short Intermediate Securities Fund. With respect to advisory fees and expenses, the gross advisory fee and net total expense ratio for the Fund were lower than median of the gross advisory fee and net total expense ratio of funds with a similar share class in the Lipper “Other States” Short Intermediate Municipal Debt Funds category with $250 million or less in assets. The Trustees also considered that the Adviser was currently voluntarily waiving its entire advisory fee with respect to Fund. With respect to performance, the Fund outperformed the median of the Lipper “Other States” Short Intermediate Municipal Debt Funds category for the year to date, one year and two year periods ended December 31, 2013, and underperformed for the three year and since inception periods. The Fund outperformed the Morningstar National Short Intermediate Municipal funds category for the ten year period ended December 31, 2013, and underperformed for the one year, three year and five year periods. With respect to the Fund’s benchmark, the Fund underperformed for the one year, three year, five year and ten year periods

50

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

ended December 31, 2013. Based upon their review, the Trustees concluded that the Fund’s performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund from AMG.

The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of senior personnel. In evaluating the quality of services to be provided by the Adviser, the Board took into account its familiarity with the Adviser’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Adviser’s compliance policies and procedures and reports regarding the Adviser’s compliance operations from the Trust’s Chief Compliance Officer. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Funds’ investments on the one hand, and the investments of other accounts, on the other. The Trustees reviewed the services provided to the Funds by the Adviser and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and that the Funds are likely to benefit from the continued receipt of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated their ability to attract and retain qualified personnel.

The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Funds, as well as the Adviser’s profitability. The Trustees were provided with a profitability analysis prepared by the Adviser with respect to the Funds and the most recent financial statements for Bank of Hawaii Corporation, the parent company of the Adviser, for the year ended December 31, 2013. The Trustees noted that the Adviser’s level of profitability is an appropriate factor to consider, and the Trustees should be satisfied that the Adviser’s profits are sufficient to continue as a healthy concern generally and as investment adviser of the Funds specifically. The Trustees concluded that the Adviser’s contractual advisory fee level was reasonable in relation to the nature and quality of the services provided, taking into account the current size and projected growth of the Funds during the renewal term.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Funds grow, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale may be achieved at higher asset levels for each Fund for the benefit of Fund shareholders, but that because such economies of scale did not yet exist and were not likely to exist in the near term, it was not appropriate to incorporate a mechanism for sharing the benefit of such economies with Fund shareholders in the advisory fee structure at this time.

In voting to approve the continuation of the Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser. In arriving at its decision, the Board

51

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Agreement would be in the best interests of the Funds and their shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Agreement for an additional one year period.

52

PACIFIC CAPITAL FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 678-6034.

53

PACIFIC CAPITAL FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for each Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 678-6034.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	32	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	32	None.

54

PACIFIC CAPITAL FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	32	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	32	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

55

PACIFIC CAPITAL FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	32	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

56

PACIFIC CAPITAL FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

57

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[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Asset Management Group of Bank of Hawaii

130 Merchant Street, Suite 370

Honolulu, HI 96813

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

PACIFIC CAPITAL

FUNDS

of

FundVantage Trust

Pacific Capital Tax-Free Securities

Fund

Pacific Capital Tax-Free Short

Intermediate Securities Fund

ANNUAL REPORT

April 30, 2014

This report is submitted for the general information of the shareholders of the Pacific Capital Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Pacific Capital Funds.

PEMBERWICK FUND

Annual Investment Advisor’s Report

April 30, 2014

(Unaudited)

We are pleased to present the Pemberwick Fund annual report covering the period from May 1, 2013 through April 30, 2014. Portfolio performance information, market commentary and our outlook for the period ended April 30, 2014 follows. We encourage you to carefully review the enclosed information to stay informed.

PORTFOLIO PERFORMANCE AND MARKET REVIEW:

From May 1, 2013 through April 30, 2014, Pemberwick Fund (“Pemberwick”) generated a periodic total investment return of 0.68% net of expenses. The Portfolio’s primary benchmark, the Barclays 1- 3 year Government/Credit Index (“Barclays Index”), returned 0.69% during the same period. Since its inception on February 1, 2010 Pemberwick has generated a return net of expenses of 1.43% vs. the Barclays Index return of 1.41% for the same period. The Barclays Index does not reflect any expenses or transaction costs. Pemberwick generated a return before expenses but after transaction costs of 1.09% for the year ended April 30, 2014 and 1.86% since inception.

During the year ended April 30, 2014, Pemberwick continued its strategy of building a portfolio of investment grade bonds with laddered maturities, therefore generating favorable returns without taking on significant duration or interest rate risk. In addition, Pemberwick has continued to concentrate its investments in investment grade floating rate securities issued by financial institutions with assets greater than $200 billion and securities issued by the U.S. Treasury and Agencies. Current yields on bonds issued by said financial institutions, which currently make up approximately 62% of the Pemberwick portfolio, have tightened in the past year. In addition, short term yields in general remain at historically low levels. We are pleased with Pemberwick’s performance given these circumstances.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-4785. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

1

PEMBERWICK FUND

Annual Investment Advisor’s Report (Concluded)

April 30, 2014

(Unaudited)

PORTFOLIO POSITIONING:

Pemberwick Fund continues to be invested primarily in investment grade floating rate securities issued by financial institutions with assets greater than $200 billion and securities issued by the U.S. Treasury and Agencies. In addition, Pemberwick currently has approximately 3% of its assets invested in short-term securities with maturities of approximately 30 days. Pemberwick’s net assets have increased by approximately 40% during the year ended April 30, 2014: net assets have increased from approximately $119.8 million as of April 30, 2013 to approximately $167.9 million as of April 30, 2014.

Pemberwick Investment Advisors LLC

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2014 and reflects the views of the investment advisor at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

2

PEMBERWICK FUND

Annual Report

Performance Data

April 30, 2014

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Pemberwick Fund

vs. Barclays 1-3 Year Government/Credit Index

Average Annual Total Returns For the Periods Ended April 30, 2014
	1 Year	3 Year	Since Inception*
Pemberwick Fund	0.68%	1.00%	1.43%
Barclays 1-3 Year Government/Credit Index	0.69%	1.07%	1.41%

* The Pemberwick Fund (the “Fund”) commenced operations on February 1, 2010. Benchmark performance is from the inception date of the Fund only and is not the inception date of the benchmark itself. The benchmark does not reflect any expenses or transaction costs.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-4785.The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual operating expense ratio, as stated in the current prospectus dated September 1, 2013, is 0.80% of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Since June 15, 2010, Pemberwick has voluntarily agreed to waive 35 basis points. Such waiver will continue until Pemberwick notifies the Fund of a change in its voluntary waiver or its discontinuation. This waiver can be discontinued at any time at the discretion of Pemberwick.

The Fund intends to evaluate performance as compared to that of the Barclays 1-3 Year Government/Credit Index. The Barclays 1-3 Year Government/Credit Index is an unmanaged market index and should not be considered indicative of any Pemberwick investment. It is impossible to invest directly in an index.

3

PEMBERWICK FUND

Annual Report

Performance Data (Concluded)

April 30, 2014

(Unaudited)

All mutual fund investing involves risk, including possible loss of principal. The Fund is subject to the risks of the fixed-income securities in its portfolio such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few issuers or sectors. The Fund could fluctuate in value more than a diversified fund.

4

PEMBERWICK FUND

Fund Expense Disclosure

April 30, 2014

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six month period from November 1, 2013, through April 30, 2014 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

PEMBERWICK FUND

Fund Expense Disclosure (Concluded)

April 30, 2014

(Unaudited)

	Pemberwick Fund
	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*
Actual	$1,000.00	$1,005.10	$2.04
Hypothetical (5% return before expenses)	1,000.00	1,022.76	2.06

*

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2014 of 0.41% for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) then divided by 365 days. The Fund’s ending account values on the first line in each table are based on the actual six-months total return for the Fund of 0.51%.

6

PEMBERWICK FUND

Portfolio Holdings Summary Table

April 30, 2014

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
SECURITY TYPE:
Corporate Bonds and Notes	63.0%	$105,801,569
U.S. Treasury Obligations	23.1	38,696,029
U.S. Government Agency Obligations	6.0	9,998,529
Collateralized Mortgage Obligations	1.9	3,226,241
Government Bonds	0.0	41,082
Other Assets In Excess of Liabilities	6.0	10,124,392

NET ASSETS	100.0%	$167,887,842

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

7

PEMBERWICK FUND

Portfolio of Investments

April 30, 2014

	Par Value	Value
CORPORATE BONDS AND NOTES — 63.0%
Communications — 0.2%
AT&T, Inc. 2.50%, 08/15/2015	$50,000	$51,250
AT&T, Inc. 1.40%, 12/01/2017	15,000	14,942
BellSouth Corp. 5.20%, 09/15/2014	90,000	91,555
Cisco Systems, Inc. 2.90%, 11/17/2014	30,000	30,425
Cisco Systems, Inc. 1.10%, 03/03/2017	50,000	50,169
eBay, Inc. 1.63%, 10/15/2015	35,000	35,595
Walt Disney Co. (The) 0.45%, 12/01/2015	60,000	60,100

		334,036

Consumer, Cyclical — 0.1%
Home Depot, Inc. (The) 2.25%, 09/10/2018	30,000	30,607
McDonald’s Corp. 5.30%, 03/15/2017	25,000	27,890
McDonald’s Corp. 5.35%, 03/01/2018	10,000	11,343
Wal-Mart Stores, Inc. 2.25%, 07/08/2015	25,000	25,558
Wal-Mart Stores, Inc. 2.80%, 04/15/2016	100,000	104,558
Wal-Mart Stores, Inc. 1.00%, 04/21/2017	30,000	30,014

		229,970

Consumer, Non-cyclical — 0.2%
Coca-Cola Co. (The) 1.50%, 11/15/2015	35,000	35,536
Coca-Cola Co. (The) 1.65%, 03/14/2018	30,000	30,038

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Consumer, Non-cyclical — (Continued)
GlaxoSmithKline Capital, Inc. 0.70%, 03/18/2016	$15,000	$15,034
Johnson & Johnson 0.70%, 11/28/2016	54,000	54,133
Pepsico, Inc. 1.25%, 08/13/2017	50,000	50,114
Procter & Gamble Co. (The) 4.95%, 08/15/2014	75,000	75,996

		260,851

Energy — 0.1%
Chevron Corp. 0.89%, 06/24/2016	20,000	20,134
Halliburton Co. 1.00%, 08/01/2016	70,000	70,499
Occidental Petroleum Corp. 1.50%, 02/15/2018	60,000	59,659
Shell International Finance BV 3.10%, 06/28/2015	50,000	51,635

		201,927

Financial — 60.0%
American Express Credit Corp. 2.75%, 09/15/2015	30,000	30,899
American Express Credit Corp. 2.80%, 09/19/2016	100,000	104,489
Bank of America Corp. 5.13%, 11/15/2014	500,000	512,138
Bank of America Corp. 4.50%, 04/01/2015	1,290,000	1,335,442
Bank of America Corp. 7.75%, 08/15/2015	2,036,000	2,206,092

The accompanying notes are an integral part of the financial statements.

8

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2014

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
Bank of America Corp. 3.63%, 03/17/2016	$10,000	$10,482
Bank of America Corp. 6.50%, 08/01/2016	230,000	256,717
Bank of America Corp. 0.57%, 08/15/2016 (a)	8,000,000	7,928,992
Bank of America Corp. 5.75%, 08/15/2016	8,000,000	8,760,584
Bank of America Corp. 5.63%, 10/14/2016	1,815,000	2,001,734
Bank of America Corp. 0.78%, 05/02/2017 (a)	1,900,000	1,861,970
Bank of America Corp. 6.40%, 08/28/2017	50,000	57,316
Bank of America Corp. 5.75%, 12/01/2017	25,000	28,310
Bank of America Corp. 1.30%, 03/22/2018 (a)	2,000,000	2,024,866
Bank of America NA 0.51%, 06/15/2016 (a)	3,160,000	3,137,299
Bank of America NA 0.53%, 06/15/2017 (a)	2,000,000	1,977,726
Bank of New York Mellon Corp. (The) 4.30%, 05/15/2014	75,000	75,081
Bank of New York Mellon Corp. (The) 0.70%, 10/23/2015	29,000	29,091
Bank of New York Mellon Corp. (The) 0.70%, 03/04/2016	25,000	25,008
Bank of New York Mellon Corp. (The) 1.30%, 01/25/2018	30,000	29,541

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
Barclays Bank PLC 5.20%, 07/10/2014	$100,000	$100,890
BB&T Corp. 3.20%, 03/15/2016	120,000	125,118
Berkshire Hathaway Finance Corp. 5.10%, 07/15/2014	90,000	90,844
Berkshire Hathaway Finance Corp. 2.45%, 12/15/2015	17,000	17,519
Berkshire Hathaway Finance Corp. 1.30%, 05/15/2018	8,000	7,914
Blackrock, Inc. 3.50%, 12/10/2014	40,000	40,794
Caterpillar Financial Services Corp. 2.65%, 04/01/2016	20,000	20,743
Caterpillar Financial Services Corp. 1.63%, 06/01/2017	60,000	60,788
Caterpillar Financial Services Corp. 1.25%, 11/06/2017	15,000	14,996
Charles Schwab Corp. (The) 0.85%, 12/04/2015	55,000	55,221
Citigroup, Inc. 6.38%, 08/12/2014	16,000	16,255
Citigroup, Inc. 0.52%, 11/05/2014 (a)	2,525,000	2,525,694
Citigroup, Inc. 6.01%, 01/15/2015	84,000	87,144
Citigroup, Inc. 0.51%, 06/09/2016 (a)	11,000,000	10,896,908

The accompanying notes are an integral part of the financial statements.

9

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2014

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
Citigroup, Inc. 3.95%, 06/15/2016	$70,000	$74,181
Citigroup, Inc. 4.45%, 01/10/2017	20,000	21,616
Citigroup, Inc. 6.13%, 05/15/2018	50,000	57,638
Credit Suisse 5.50%, 05/01/2014	125,000	125,000
Credit Suisse USA, Inc. 5.13%, 08/15/2015	100,000	105,812
General Electric Capital Corp. 5.65%, 06/09/2014	35,000	35,176
General Electric Capital Corp. 0.38%, 09/15/2014 (a)	1,400,000	1,401,240
General Electric Capital Corp. 3.50%, 06/29/2015	20,000	20,689
General Electric Capital Corp. 6.90%, 09/15/2015	50,000	53,907
General Electric Capital Corp. 4.38%, 09/21/2015	110,000	115,981
General Electric Capital Corp. 2.25%, 11/09/2015	277,000	284,317
General Electric Capital Corp. 5.40%, 02/15/2017	75,000	83,713
General Electric Capital Corp. 5.63%, 05/01/2018	50,000	57,359

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
General Electric Capital Corp. 7.13%, 12/29/2049 (a)	$1,000,000	$1,151,809
Goldman Sachs Group, Inc. (The) 0.73%, 01/12/2015 (a)	3,400,000	3,404,117
Goldman Sachs Group, Inc. (The) 3.30%, 05/03/2015	1,000,000	1,026,590
Goldman Sachs Group, Inc. (The) 0.63%, 07/22/2015 (a)	400,000	400,163
Goldman Sachs Group, Inc. (The) 3.70%, 08/01/2015	90,000	93,263
Goldman Sachs Group, Inc. (The) 5.35%, 01/15/2016	50,000	53,668
Goldman Sachs Group, Inc. (The) 3.63%, 02/07/2016	70,000	73,223
Goldman Sachs Group, Inc. (The) 0.68%, 03/22/2016 (a)	4,000,000	3,996,948
Goldman Sachs Group, Inc. (The) 2.24%, 09/20/2016 (a)	1,000,000	1,017,979
Goldman Sachs Group, Inc. (The) 5.75%, 10/01/2016	100,000	110,697
Goldman Sachs Group, Inc. (The) 6.25%, 09/01/2017	30,000	34,308

The accompanying notes are an integral part of the financial statements.

10

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2014

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
Goldman Sachs Group, Inc. (The) 1.43%, 04/30/2018 (a)	$9,000,000	$9,127,359
Goldman Sachs Group, Inc. (The) 1.34%, 11/15/2018 (a)	2,000,000	2,020,300
Hartford Life Global Funding Trusts 0.41%, 06/16/2014 (a)	700,000	700,034
HSBC Finance Corp. 0.67%, 06/01/2016 (a)	2,000,000	2,000,298
John Deere Capital Corp. 1.05%, 10/11/2016	18,000	18,098
John Deere Capital Corp. 1.40%, 03/15/2017	50,000	50,522
John Deere Capital Corp. 2.80%, 09/18/2017	15,000	15,755
Morgan Stanley 2.88%, 07/28/2014	2,000,000	2,012,280
Morgan Stanley 4.20%, 11/20/2014	250,000	255,110
Morgan Stanley 0.71%, 10/15/2015 (a)	4,000,000	4,001,288
Morgan Stanley 1.49%, 02/25/2016 (a)	942,000	955,547
Morgan Stanley 0.68%, 10/18/2016 (a)	2,500,000	2,495,725
Morgan Stanley 1.51%, 04/25/2018 (a)	2,000,000	2,041,494
National City Bank 0.58%, 12/15/2016 (a)	4,000,000	3,986,336
National City Bank 0.60%, 06/07/2017 (a)	2,075,000	2,059,025
PACCAR Financial Corp. 1.55%, 09/29/2014	30,000	30,155

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
State Street Corp. 4.30%, 05/30/2014	$35,000	$35,096
State Street Corp. 2.88%, 03/07/2016	10,000	10,417
State Street Corp. 5.38%, 04/30/2017	15,000	16,842
State Street Corp. 1.35%, 05/15/2018	12,000	11,821
Toyota Motor Credit Corp. 3.20%, 06/17/2015	55,000	56,712
Toyota Motor Credit Corp. 2.80%, 01/11/2016	50,000	51,888
Travelers Cos, Inc. (The) 6.25%, 06/20/2016	40,000	44,608
US Bancorp 2.88%, 11/20/2014	75,000	76,090
US Bancorp 3.15%, 03/04/2015	45,000	46,098
US Bancorp 2.45%, 07/27/2015	15,000	15,363
US Bancorp 2.20%, 11/15/2016	15,000	15,469
US Bank NA 0.51%, 10/14/2014 (a)	2,000,000	2,002,428
Wachovia Bank NA 4.80%, 11/01/2014	1,000,000	1,021,878
Wachovia Bank NA 0.62%, 11/03/2014 (a)	5,000,000	5,006,790
Wachovia Corp. 5.63%, 10/15/2016	100,000	110,850
Wells Fargo & Co. 3.63%, 04/15/2015	25,000	25,774
Wells Fargo & Co. 1.50%, 07/01/2015	20,000	20,227

The accompanying notes are an integral part of the financial statements.

11

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2014

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
Wells Fargo & Co. 3.68%, 06/15/2016 (b)	$200,000	$211,895

		100,803,571

Health Care — 0.0%
Pfizer, Inc. 0.90%, 01/15/2017	50,000	49,896

Industrial — 0.1%
Boeing Co. (The) 0.95%, 05/15/2018	50,000	48,516
Danaher Corp. 1.30%, 06/23/2014	24,000	24,035
Emerson Electric Co. 5.00%, 12/15/2014	40,000	41,118
Honeywell International, Inc. 5.30%, 03/01/2018	50,000	56,880
Illinois Tool Works, Inc. 0.90%, 02/25/2017	31,000	30,890

		201,439

Technology — 2.2%
Apple, Inc. 0.45%, 05/03/2016	49,000	48,948
Apple, Inc. 1.05%, 05/05/2017	41,000	41,056
EMC Corp. 1.88%, 06/01/2018	50,000	50,273
Hewlett-Packard Co. 1.18%, 01/14/2019 (a)	1,500,000	1,505,181
Hewlett-Packard Co. 2.75%, 01/14/2019	1,500,000	1,526,100
Intel Corp. 1.95%, 10/01/2016	47,000	48,361
International Business Machines Corp. 0.45%, 05/06/2016	120,000	119,658

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Technology — (Continued)
Microsoft Corp. 2.95%, 06/01/2014	$25,000	$25,059
Microsoft Corp. 1.00%, 05/01/2018	60,000	58,967
Microsoft Corp. 1.63%, 12/06/2018	30,000	29,828
National Semiconductor Corp. 6.60%, 06/15/2017	25,000	28,978
Oracle Corp. 5.25%, 01/15/2016	60,000	64,746
Oracle Corp. 2.38%, 01/15/2019	15,000	15,250
Texas Instruments, Inc. 1.38%, 05/15/2014	55,000	55,018

		3,617,423

Utilities — 0.1%
Duke Energy Carolinas, LLC 5.25%, 01/15/2018	20,000	22,504
Georgia Power Co. 5.25%, 12/15/2015	25,000	26,801
PECO Energy Co. 1.20%, 10/15/2016	28,000	28,255
Wisconsin Electric Power Co. 1.70%, 06/15/2018	25,000	24,896

		102,456

TOTAL CORPORATE BONDS AND NOTES (Cost $104,441,092)		105,801,569

The accompanying notes are an integral part of the financial statements.

12

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2014

	Par Value	Value
GOVERNMENT BONDS — 0.0%
Province of Ontario Canada 2.70%, 06/16/2015	$40,000	$41,082

TOTAL GOVERNMENT BONDS (Cost $39,996)		41,082

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.9%
Federal Home Loan Mortgage Corporation REMICS — 0.9%
Series 2542, Class ES 5.00%, 12/15/2017	29,864	31,352
Series 2564, Class HJ 5.00%, 02/15/2018	19,932	21,094
Series 2617, Class TK 4.50%, 05/15/2018	72,941	76,746
Series 2617, Class GR 4.50%, 05/15/2018	38,911	40,945
Series 2611, Class UH 4.50%, 05/15/2018	36,036	37,926
Series 2627, Class MC 4.50%, 06/15/2018	60,369	63,614
Series 2649, Class KA 4.50%, 07/15/2018	49,212	51,891
Series 2693, Class PE 4.50%, 10/15/2018	59,137	62,434
Series 2746, Class EG 4.50%, 02/15/2019	64,553	68,171
Series 2780, Class JG 4.50%, 04/15/2019	3,985	4,108
Series 2814, Class GB 5.00%, 06/15/2019	12,279	12,903
Series 2639, Class UG 4.00%, 03/15/2022	7,023	7,057
Series 2639, Class UH 4.25%, 03/15/2022	6,039	6,072

	Par Value	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (Continued)
Federal Home Loan Mortgage Corporation REMICS — (Continued)
Series 2924, Class EH 5.25%, 03/15/2024	$13,605	$13,890
Series 2989, Class TG 5.00%, 06/15/2025	72,901	79,393
Series 3002, Class YD 4.50%, 07/15/2025	28,822	31,165
Series 2526, Class FI 1.15%, 02/15/2032 (a)	136,965	140,826
Series 2691, Class ME 4.50%, 04/15/2032	19,570	19,934
Series 2735, Class OG 5.00%, 08/15/2032	10	10
Series 2764, Class TE 5.00%, 10/15/2032	14,588	14,727
Series 2760, Class PD 5.00%, 12/15/2032	29,138	29,614
Series 2655, Class QA 5.00%, 02/15/2033	4,892	5,065
Series 2827, Class TE 5.00%, 04/15/2033	79,890	82,501
Series 3067, Class PK 5.50%, 05/15/2034	27,220	27,813
Series 2881, Class AE 5.00%, 08/15/2034	35,510	37,854
Series 2933, Class HD 5.50%, 02/15/2035	49,876	55,489
Series 4305, Class KA 3.00%, 03/15/2038	176,176	181,510
Series 3843, Class GH 3.75%, 10/15/2039	135,691	141,533
Series 4305, Class A 3.50%, 06/15/2048	174,149	181,687

		1,527,324

The accompanying notes are an integral part of the financial statements.

13

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2014

	Par Value	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (Continued)
Federal National Mortgage Association REMICS — 0.8%
Series 2003-92, Class PE 4.50%, 09/25/2018	$54,321	$57,320
Series 2003-80, Class YE 4.00%, 06/25/2023	22,236	23,045
Series 2005-40, Class YG 5.00%, 05/25/2025	67,434	73,005
Series 2011-122, Class A 3.00%, 12/25/2025	184,920	190,461
Series 2007-27, Class MQ 5.50%, 04/25/2027	19,341	21,306
Series 2005-12, Class JE 5.00%, 09/25/2033	75,177	77,197
Series 2005-16, Class PE 5.00%, 03/25/2034	23,188	24,075
Series 2005-48, Class AR 5.50%, 02/25/2035	59,478	64,653
Series 2005-62, Class CQ 4.75%, 07/25/2035	29,958	31,799
Series 2005-68, Class PG 5.50%, 08/25/2035	68,769	76,023
Series 2005-84, Class TG 5.00%, 09/25/2035	1,236	1,235
Series 2010-64, Class EH 5.00%, 10/25/2035	38,654	40,194
Series 2005-83, Class LA 5.50%, 10/25/2035	41,422	46,280
Series 23, Class PA 3.50%, 08/25/2036	180,000	188,297
Series 2007-39, Class NA 4.25%, 01/25/2037	22,148	23,035
Series 2013-83, Class CA 3.50%, 10/25/2037	160,568	168,471

	Par Value	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (Continued)
Federal National Mortgage Association REMICS — (Continued)
Series 2009-47, Class PA 4.50%, 07/25/2039	$42,664	$45,519
Series 2011-113, Class NE 4.00%, 03/25/2040	174,923	182,276

		1,334,191

Government National Mortgage Association — 0.2%
Series 2013-88, Class WA 4.98%, 06/20/2030 (a)	144,334	157,406
Series 2002-22, Class GF 6.50%, 03/20/2032	66,523	76,003
Series 2002-51, Class D 6.00%, 07/20/2032	83,055	93,434
Series 2008-50, Class NA 5.50%, 03/16/2037	35,397	37,883

		364,726

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,205,260)		3,226,241

U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.0%
Federal Home Loan Bank — 0.8%
1.38%, 05/28/2014	250,000	250,252
2.50%, 06/13/2014	255,000	255,525
5.38%, 06/13/2014	315,000	316,957
3.13%, 03/11/2016	165,000	173,564
4.75%, 12/16/2016	310,000	342,024

		1,338,322

Federal Home Loan Mortgage Corporation — 2.8%
1.00%, 08/20/2014	450,000	451,263
0.63%, 12/29/2014	700,000	702,632

The accompanying notes are an integral part of the financial statements.

14

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2014

	Par Value	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS — (Continued)
Federal Home Loan Mortgage Corporation — (Continued)
0.50%, 04/17/2015	$200,000	$200,773
5.25%, 04/18/2016	400,000	438,128
2.50%, 05/27/2016	580,000	604,242
2.00%, 08/25/2016	1,330,000	1,374,091
0.88%, 02/22/2017	200,000	200,121
1.00%, 06/29/2017	150,000	150,038
5.50%, 04/01/2021 Gold Pool #G11941	64,404	70,274
5.50%, 11/01/2021 Gold Pool #G12454	31,343	34,197
5.50%, 04/01/2023 Gold Pool #G13145	51,988	56,722
4.00%, 02/01/2026 Gold Pool #J14494	116,558	123,832
4.00%, 06/01/2026 Gold Pool #J15974	41,807	44,416
4.50%, 06/01/2029 Gold Pool #C91251	42,658	46,375
4.50%, 12/01/2029 Gold Pool #C91281	67,536	73,420
4.50%, 04/01/2030 Gold Pool #C91295	39,171	42,466

		4,612,990

Federal National Mortgage Association — 2.4%
2.50%, 05/15/2014	800,000	800,761
1.13%, 06/27/2014	150,000	150,170
5.00%, 12/01/2014 Pool #255598	4,611	4,892
2.38%, 07/28/2015	350,000	359,643

	Par Value	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS — (Continued)
Federal National Mortgage Association — (Continued)
1.63%, 10/26/2015	$500,000	$510,537
1.50%, 10/28/2015	150,000	152,855
2.25%, 03/15/2016	500,000	517,714
5.00%, 03/15/2016	35,000	38,035
4.88%, 12/15/2016	170,000	188,427
1.13%, 04/27/2017	300,000	301,838
5.38%, 06/12/2017	380,000	430,931
6.00%, 09/01/2019 Pool #735439	12,770	13,623
5.50%, 06/01/2020 Pool #888601	18,890	20,210
5.00%, 05/01/2023 Pool #254762	31,047	34,034
5.50%, 01/01/2024 Pool #AD0471	30,470	33,282
5.00%, 07/01/2024 Pool #255320	16,071	17,614
5.00%, 12/01/2025 Pool #256045	62,184	68,420
5.50%, 02/01/2028 Pool #257075	44,302	49,492
5.50%, 05/01/2028 Pool #257204	51,039	56,603
4.00%, 08/01/2029 Pool #MA0142	61,259	64,848
5.50%, 04/01/2037 Pool #AD0249	66,041	73,507
7.00%, 04/01/2037 Pool #888366	19,573	22,541

The accompanying notes are an integral part of the financial statements.

15

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2014

	Par Value	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS — (Continued)
Federal National Mortgage Association — (Continued)
5.00%, 10/01/2039 Pool #AC3237	$125,176	$137,240

		4,047,217

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,905,748)		9,998,529

U.S. TREASURY OBLIGATIONS — 23.1%
U.S. Treasury Notes — 23.1%
0.25%, 05/31/2014	600,000	600,106
0.25%, 11/30/2014	2,000,000	2,002,304
0.25%, 02/15/2015	500,000	500,654
0.25%, 03/31/2015	250,000	250,376
0.25%, 05/15/2015	400,000	400,578
0.25%, 08/15/2015	500,000	500,566
0.25%, 09/15/2015	500,000	500,459
0.25%, 09/30/2015	300,000	300,246
0.25%, 10/31/2015	750,000	750,352
0.38%, 11/15/2014	1,000,000	1,001,738
0.38%, 11/15/2015	900,000	901,969
0.50%, 08/15/2014	350,000	350,458
0.50%, 07/31/2017	190,000	186,942
0.63%, 05/31/2017	30,000	29,732
0.63%, 08/31/2017	370,000	364,869
0.63%, 09/30/2017	300,000	295,371
0.63%, 11/30/2017	100,000	98,125
0.63%, 04/30/2018	380,000	369,624
0.75%, 06/15/2014	500,000	500,459
0.75%, 10/31/2017	280,000	276,413

	Par Value	Value
U.S. TREASURY OBLIGATIONS — (Continued)
U.S. Treasury Notes — (Continued)
0.75%, 12/31/2017	$600,000	$590,367
0.75%, 02/28/2018	450,000	441,404
0.75%, 03/31/2018	275,000	269,274
0.88%, 11/30/2016	300,000	301,488
0.88%, 12/31/2016	410,000	411,601
0.88%, 01/31/2017	1,830,000	1,835,505
0.88%, 02/28/2017	200,000	200,398
0.88%, 04/30/2017	475,000	475,037
0.88%, 01/31/2018	850,000	838,844
1.00%, 08/31/2016	720,000	727,116
1.00%, 09/30/2016	790,000	797,499
1.00%, 10/31/2016	1,220,000	1,230,675
1.00%, 03/31/2017	1,170,000	1,175,301
1.25%, 08/31/2015	700,000	710,076
1.25%, 09/30/2015	1,400,000	1,421,000
1.25%, 10/31/2015	100,000	101,537
1.25%, 10/31/2018	175,000	172,853
1.25%, 11/30/2018	200,000	197,211
1.25%, 01/31/2019	695,000	683,326
1.38%, 11/30/2015	320,000	325,725
1.38%, 02/28/2019	450,000	444,551
1.50%, 06/30/2016	590,000	602,814
1.50%, 07/31/2016	1,050,000	1,072,928
1.50%, 12/31/2018	180,000	179,255
1.75%, 07/31/2015	150,000	152,997
1.75%, 05/31/2016	1,165,000	1,196,446
1.88%, 06/30/2015	200,000	204,059
1.88%, 10/31/2017	275,000	282,197
2.00%, 01/31/2016	250,000	257,398
2.00%, 04/30/2016	835,000	861,289
2.13%, 11/30/2014	500,000	506,035

The accompanying notes are an integral part of the financial statements.

16

PEMBERWICK FUND

Portfolio of Investments (Concluded)

April 30, 2014

	Par Value	Value
U.S. TREASURY OBLIGATIONS — (Continued)
U.S. Treasury Notes — (Continued)
2.13%, 05/31/2015	$550,000	$561,903
2.13%, 12/31/2015	400,000	412,266
2.13%, 02/29/2016	515,000	531,828
2.25%, 01/31/2015	1,095,000	1,112,879
2.38%, 02/28/2015	560,000	570,631
2.38%, 03/31/2016	770,000	799,536
2.50%, 04/30/2015	265,000	271,351
2.63%, 07/31/2014	225,000	226,463
2.63%, 12/31/2014	500,000	508,496
2.63%, 04/30/2016	250,000	261,055
3.00%, 09/30/2016	380,000	401,939
3.13%, 10/31/2016	330,000	350,367
3.13%, 01/31/2017	90,000	95,780
3.13%, 04/30/2017	200,000	213,336
3.25%, 12/31/2016	200,000	213,406
4.00%, 02/15/2015	520,000	536,108
4.13%, 05/15/2015	775,000	807,286
4.25%, 08/15/2015	1,400,000	1,473,910
0.38%, 03/31/2016	500,000	499,942

TOTAL U.S. TREASURY OBLIGATIONS (Cost $38,619,211)		38,696,029

Value
TOTAL INVESTMENTS — 94.0% (Cost $156,211,307)	$157,763,450
OTHER ASSETS IN EXCESS OF LIABILITIES — 6.0%	10,124,392

NET ASSETS — 100.0%	$167,887,842

(a)	Variable or Floating Rate Security. Rate shown is as of April 30, 2014.
(b)	Multi-Step Coupon. Rate disclosed is as of April 30, 2014.

REMICs Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of the financial statements.

17

PEMBERWICK FUND

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value (Cost $156,211,307)	$157,763,450
Cash	7,844,080
Receivable for investments sold	51,146
Receivable for capital shares sold	2,000,000
Dividends and interest receivable	549,208
Prepaid expenses and other assets	4,263

Total assets	168,212,147

Liabilities
Payable for investments purchased	229,293
Payable for distributions to shareholders	468
Payable for administration and accounting fees	28,725
Payable for audit fees	24,997
Payable for Investment Adviser	20,437
Payable for transfer agent fees	6,027
Payable for custodian fees	5,514
Accrued expenses	8,844

Total liabilities	324,305

Net Assets	$167,887,842

Net Assets Consisted of:
Capital stock, $0.01 par value	$166,507
Paid-in capital	167,203,508
Accumulated net investment income	78
Accumulated net realized loss from investments	(1,034,394)
Net unrealized appreciation on investments	1,552,143

Net Assets	$167,887,842

Shares Outstanding	16,650,681

Net asset value, offering and redemption price per share ($167,887,842 / 16,650,681)	$10.08

The accompanying notes are an integral part of the financial statements.

18

PEMBERWICK FUND

Statement of Operations

For the Year Ended April 30, 2014

Investment Income
Interest	$2,084,805

Total investment income	2,084,805

Expenses
Advisory fees (Note 2)	735,862
Administration and accounting fees (Note 2)	167,913
Transfer agent fees (Note 2)	53,401
Legal fees	44,771
Trustees’ and officers’ fees (Note 2)	35,511
Audit fees	26,000
Custodian fees (Note 2)	22,556
Printing and shareholder reporting fees	12,900
Registration and filing fees	9,141
Other expenses	16,541

Total expenses before waivers and reimbursements	1,124,596

Less: waivers and reimbursements (Note 2)	(515,103)

Net expenses after waivers and reimbursements	609,493

Net investment income	1,475,312

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	66,827
Net change in unrealized depreciation on investments	(400,800)

Net realized and unrealized loss on investments	(333,973)

Net increase in net assets resulting from operations	$1,141,339

The accompanying notes are an integral part of the financial statements.

19

PEMBERWICK FUND

Statement of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Increase in net assets from operations:
Net investment income	$1,475,312	$1,363,594
Net realized gain/(loss) from investments	66,827	(179,185)
Net change in unrealized appreciation/(depreciation) from investments	(400,800)	1,553,043

Net increase in net assets resulting from operations	1,141,339	2,737,452

Less Dividends and Distributions to Shareholders from:
Net investment income	(1,576,711)	(1,580,208)

Net decrease in net assets from dividends and distributions to shareholders	(1,576,711)	(1,580,208)

Increase/(Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	48,529,729	(884,733)

Total increase in net assets	48,094,357	272,511

Net assets
Beginning of year	119,793,485	119,520,974

End of year	$167,887,842	$119,793,485

Accumulated net investment income, end of year	$78	$78

The accompanying notes are an integral part of the financial statements.

20

PEMBERWICK FUND

Financial Highlights

Contained below is per share operating performance data, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012		For the Year Ended April 30, 2011	For the Period February 1, 2010* to April 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$10.12	$10.03	$10.16		$10.00	$10.00

Net investment income(1)	0.10	0.11	0.13		0.13	0.01
Net realized and unrealized gain/(loss) on investments	(0.03)	0.11	(0.12	)(2)	0.17	—	(3)

Net increase in net assets resulting from operations	0.07	0.22	0.01		0.30	0.01

Dividends and distributions to shareholders from:
Net investment income	(0.11)	(0.13)	(0.14)		(0.14)	(0.01)
Tax return of capital	—	—	—		— (3)	—

Total dividends and distributions to shareholders	(0.11)	(0.13)	(0.14)		(0.14)	(0.01)

Net asset value, end of period	$10.08	$10.12	$10.03		$10.16	$10.00

Total investment return(4)	0.68%	2.19%	0.12%		3.01%	0.07%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$167,888	$119,793	$119,521		$162,714	$140,411
Ratio of expenses to average net assets	0.41%	0.45%	0.45%		0.42%	0.61	%(5)
Ratio of expenses to average net assets without waivers and expense reimbursements(6)	0.76%	0.80%	0.80%		0.77%	0.92	%(5)
Ratio of net investment income to average net assets	1.00%	1.10%	1.07%		1.31%	0.42	%(5)
Portfolio turnover rate	35.29%	27.96%	23.14%		22.46%	9.89	%(7)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Includes payments by affiliate which equaled $0.03 per share.
(3)	Amount is less than $0.05 per share.
(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(5)	Annualized.
(6)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).
(7)	Not annualized.

The accompanying notes are an integral part of the financial statements.

21

PEMBERWICK FUND

Notes to Financial Statements

April 30, 2014

1. Organization and Significant Accounting Policies

The Pemberwick Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on February 1, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers one class of shares and is not subject to a front-end sales charge.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m., Eastern time) on each day the NYSE is open. Securities held by the Fund are valued at their last sale price on the NYSE on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to market close. The value of such securities quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system, but not listed on the National Market System, shall be value at the mean between closing asked price and the closing bid price. Unlisted securities that are not quoted on NASDAQ and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

22

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2014

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The fair value of a Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2014, in valuing the Fund’s assets carried at fair value:

	Total Value at 04/30/14	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes	$105,801,569	$—	$105,801,569	$—
Government Bonds	41,082	—	41,082	—
Collateralized Mortgage Obligations	3,226,241	—	3,226,241	—
U.S. Government Agency Obligations	9,998,529	—	9,998,529	—
U.S. Treasury Obligations	38,696,029	—	38,696,029	—

Total Investments	$157,763,450	$—	$157,763,450	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

23

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2014

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also require the Funds to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Funds had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Funds had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2014, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Gains and losses on principal paydowns from mortgage backed securities are recorded as interest income on the Statement of Operations. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to such fund.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after

24

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2014

deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Pemberwick Investment Advisors LLC (“Pemberwick” or the “Advisor”) serves as the investment advisor to the Fund pursuant to an investment advisory agreement with the Trust (“Advisory Agreement”). For its services, the Advisor earns a monthly fee at the annual rate of 0.50% of the Fund’s average daily net assets. The Advisor may, in its discretion, voluntarily waive its fees or reimburse certain Fund expenses; however; the Advisor is not required to do so. As of April 30, 2014, investment advisory fees payable to the Advisor were $20,437, net of fee waivers. For the year ended April 30, 2014, the Advisor waived fees of 0.35% of the Fund’s average daily net assets totaling $515,103.

Pemberwick has retained the services of J.P. Morgan Investment Management Inc. (“Sub-Advisor”) as the sub-advisor to the Fund. The Sub-Advisor provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement between the Advisor and the Sub-Advisor. The Sub-Advisor is compensated by the Advisor and not the Fund.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees.

25

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2014

For providing transfer agent services, BNY Mellon is entitled to receive a monthly account-based service fee based on the number of shareholder accounts subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2014 was $15,539. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2014, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
U.S. Government Securities	$22,104,386	$21,643,419
Other Securities.	68,768,337	28,439,105

4. Capital Share Transactions

For the year ended April 30, 2014 and the year ended April 30, 2013, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2014		For the Year Ended April 30, 2013
	Shares	Value	Shares	Value
Sales	6,580,582	$66,280,642	1,828,628	$18,452,761
Reinvestments	156,427	1,576,150	156,547	1,580,330
Redemptions	(1,918,126)	(19,327,063)	(2,069,529)	(20,917,824)

Net Increase/(Decrease)	4,818,883	$48,529,729	(84,354)	$(884,733)

26

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2014

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state, and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the year ended April 30, 2014, these adjustments were to increase undistributed net investment income/(loss) by $101,399 and decrease accumulated net realized gain/(loss) by $101,399, primarily attributable to paydown treatment. Net investment income, net realized losses and net assets were not affected by these adjustments.

For the year ended April 30, 2014, the tax characters of distributions paid by the Fund was $1,576,243 of ordinary income dividends. For the year ended April 30, 2013, the tax characters of distributions paid by the Fund was $1,580,208 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Unrealized Appreciation	Qualified Late-Year Losses	Other Temporary Differences
$(1,023,336)	$546	$1,544,947	$(3,862)	$(468)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$156,218,503

Gross unrealized appreciation	$1,656,913
Gross unrealized depreciation	(111,966)

Net unrealized appreciation	$1,544,947

27

PEMBERWICK FUND

Notes to Financial Statements (Concluded)

April 30, 2014

Pursuant to the federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2014, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2014. For the fiscal year ended April 30, 2014, the Fund had short-term capital loss deferrals of $3,862 and no long-term capital loss deferrals.

Accumulated capital losses represent net capital loss carryovers as of April 30, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

As of April 30, 2014, the Fund had pre-enactment capital loss carryforwards of $20,817. If not utilized against future capital gains, $10,862 and $9,955 of this capital loss carryforward will expire in 2018 and 2019, respectively. As of April 30, 2014, the Fund had post-enactment capital loss carryforwards of $1,002,519, of which $179,403 are short-term losses and $823,116 are long-term losses and have an unlimited period of capital loss carryforward.

6. Significant Risks

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES RISK — Mortgage-related and asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

7. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

28

PEMBERWICK FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Pemberwick Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pemberwick Fund (the “Fund”) at April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented February 1, 2010 (commencement of operations) through April 30, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and portfolio of investments (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 24, 2014

29

PEMBERWICK FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2014, the Fund paid $1,576,243 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 99.99%.

A total of 11.08% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

30

PEMBERWICK FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 447-4785 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Advisory Agreement and Sub-Advisory Agreement

At an in-person meeting held on December 17-18, 2013, the Board of Trustees (“Board” or “Trustees”) of FundVantage Trust (“Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement between Pemberwick Investment Advisors LLC (the “Adviser” or “Pemberwick”) and the Trust on behalf of the Pemberwick Fund (the “Fund”) (the “Advisory Agreement”), and the continuation of the sub-advisory agreement between the Adviser and J.P. Morgan Investment Management Inc. (“JPMIM” or the “Sub-Adviser”), on behalf of the Fund (the “Sub-Advisory Agreement,” and together with the Advisory Agreement, the “Agreements”). In determining whether to continue the Agreements, the Trustees considered information provided by the Adviser and Sub-Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser and the Sub-Adviser provided regarding (i) services performed for the Fund, (ii) the size and qualifications of their portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser and the Sub-Adviser, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s and the Sub-Adviser’s ability to service the Fund, and (x) compliance with the Fund’s investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. The Adviser and the Sub-Adviser also provided their most recent Form ADVs for the Trustees’ review and consideration.

31

PEMBERWICK FUND

Other Information

(Unaudited)

The Trustees noted the reports provided at Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standards applicable to their review of the Advisory Agreement and Sub-Advisory Agreement, respectively.

Representatives from Pemberwick and JPMIM attended the meeting both in person and via teleconference and discussed Pemberwick’s and JPMIM’s history, performance and investment strategy in connection with the proposed continuation of the Agreements and answered questions from the Board.

The Trustees considered the investment performance for the Fund, the Adviser and the Sub-Adviser. The Trustees reviewed the historical performance charts for the Fund, the portion of the Pemberwick Fund that is sub-advised by JPMIM (“JPMIM Portfolio”), and the Fund’s benchmark, the Barclay’s 1-3 Year U.S. Government/Credit Bond Index for the one year, calendar year-to-date and since inception periods ended October 31,2013. The Trustees also received historical performance information for the JPMIM Portfolio as compared to the Fund’s benchmark and the Lipper Short U.S. Government Funds average as of September 30, 2013. Relative to its benchmark, the Fund outperformed for the one year, three year and since inception periods ended October 31, 2013. The Trustees also considered that the JPMIM Portfolio also outperformed the Fund’s benchmark for the three year period ended September 30, 2013 and for the period February 28, 2010 (the date JPMIM commenced serving as sub-adviser to the Fund) through October 31, 2013 and underperformed the benchmark for the one year period ended September 30, 2013. The Trustees further noted that the JPMIM Portfolio outperformed the Lipper Short U.S. Government Funds Average for the one year and three year periods ended September 30, 2013. They concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Adviser and the Sub-Adviser provided information regarding their advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from Pemberwick’s and JPMIM’s relationship with the Fund. The Trustees also considered the fees that JPMIM charges to its separately managed accounts and evaluated the explanations provided by the Sub-Adviser as to differences in fees charged to the JPMIM Portfolio and such accounts. The Trustees concluded that the advisory fees and services provided by the Adviser and the Sub-Adviser are sufficiently consistent with those of other advisers and sub-advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting.

32

PEMBERWICK FUND

Other Information

(Unaudited)

The Board considered the level and depth of knowledge of the Adviser and the Sub-Adviser, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Adviser and the Sub-Adviser, the Board took into account its familiarity with Pemberwick’s and JPMIM’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Adviser’s and the Sub-Adviser’s compliance policies and procedures and reports regarding their compliance operations by the Trust’s Chief Compliance Officer. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Fund’s investments on the one hand, and the investments of other accounts, on the other.

The Trustees reviewed the services provided to the Fund by the Adviser and the Sub-Adviser and concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser to the Fund were appropriate and consistent with the terms of the Agreements, that the quality of the services appeared to be consistent with industry norms and that the Fund was likely to benefit from the continued receipt of those services. They also concluded that the Adviser and the Sub-Adviser had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their ability to attract and retain qualified personnel.

The Trustees considered the costs of the services provided by the Adviser and the Sub-Adviser, the compensation and benefits received by the Adviser and the Sub-Adviser in providing services to the Fund, as well as the Adviser’s and the Sub-Adviser’s profitability. The Trustees were provided with the most recent financial statements for Pemberwick and the most recent audited financial statements for JPMIM. The Trustees noted that Pemberwick’s and JPMIM’s levels of profitability are appropriate factors to consider, and the Trustees should be satisfied that the Adviser’s and Sub-Adviser’s profits are sufficient to continue as a healthy concern generally and as investment advisers of the Fund specifically. The Trustees concluded that the Adviser’s and Sub-Adviser’s contractual advisory fee and sub-advisory fee levels were reasonable in relation to the nature and quality of the services provided, taking into account the current size and projected growth of the Fund.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale may be achieved at higher asset levels for the Fund for the benefit of fund shareholders, but that Pemberwick’s advisory fee did not currently include breakpoint reductions. The Trustees noted that JPMIM’s fee included breakpoints but that the Sub-Adviser’s fee was paid by the Adviser and not the Fund so that any fee reduction accrued to the Adviser’s benefit.

33

PEMBERWICK FUND

Other Information

(Unaudited) (Concluded)

In voting to approve the continuation of the Agreements, the Board considered all factors it deemed relevant and the information presented to the Board by Pemberwick and JPMIM. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Advisory Agreement and Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Agreements for an additional one year period.

34

PEMBERWICK FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 447-4785.

35

PEMBERWICK FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”) within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 447-4785.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation (s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	32	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	32	None.

36

PEMBERWICK FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	32	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing 2003 to 2008.	32	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	32	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

37

PEMBERWICK FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

38

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Investment Adviser

Pemberwick Investment Advisors LLC

340 Pemberwick Road

Greenwich, CT 06831

Sub-Advisor

J.P. Morgan Investment Management Inc.

245 Park Ave.

New York, NY 10167

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassat Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

PEMBERWICK FUND

of

FundVantage Trust

ANNUAL REPORT

April 30, 2014

This report is submitted for the general information of the shareholders of the Pemberwick Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Pemberwick Fund.

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2014

(Unaudited)

Dear Shareholders,

In the fiscal year ending April 30, 2014, the Polen Growth Fund (the “Fund”) returned 17.84% versus the Standard & Poors 500® composite stock index (“S&P 500®”) at 20.44% and the Russell 1000® Growth Index (the “Russell”) at 20.66%. 1Despite the Fund’s strong absolute returns for fiscal year 2014, the Fund experienced weakness on both an absolute and relative basis in the beginning of the fiscal year from May 2013 through August 2013 (POLIX -1.27% versus the S&P 500® +3.03% and the Russell +3.44%). The Fund’s underperformance during this period was mostly attributable to our healthcare holdings, notably Intuitive Surgical and Allergan. We exited our position in Intuitive Surgical in July 2013 when our ongoing research demonstrated that the size of Intuitive Surgical’s market opportunity was likely smaller than we previously believed. We maintained our Allergan position, on the other hand, as we felt the business was likely to continue to grow at a robust rate despite some modest and, in our view, temporary setbacks. For the remainder of fiscal year 2014, we outperformed substantially (POLIX +19.36% versus the S&P 500® +16.90% and the Russell 16.65%), driven heavily by strong appreciation from one of those early laggards, Allergan, as well as our investment in Facebook. We bought and sold Facebook within fiscal year 2014, which represented a very short holding period for us. We recognized nearly a 100% return on invested capital in Facebook over approximately seven months. We sold our shares due to a stretched valuation, in our view, combined with Facebook’s significant early stage M&A activity (WhatsApp for over $15 billion, plus Oculus VR for an additional $2 billion) that was difficult for us to get comfortable with.

As discussed below, much of the appreciation seen in the S&P 500® and other applicable indexes in recent years has come more from multiple expansion, and far less has come from underlying earnings growth. While this can occur for some time, we do not believe that multiple expansion alone is a sustainable path to long-term share price appreciation. After a powerful five-year stock market rally since the credit crisis, and massive multiple expansion that has helped inflate stocks of all types, we believe fundamentals will become more important drivers of future returns.

Since launching the Polen Growth Fund in September 2010, we have written these annual letters to include not only a recount of recent performance but also a discussion of Polen Capital’s general investment philosophy. Our core philosophical tenets are the touchstone for our investment team, and we think they are equally important to discuss with the Fund’s shareholders and Polen Capital’s other clients. Despite the fact that the Fund is only three and a half years old, Polen Capital has been managing client assets for over 25 years in a nearly identical strategy to the Polen Growth Fund. The philosophy we have detailed in these letters is not just our hope of what will be successful for a young fund, but what has driven our success over our firm’s long history. Of course past performance is not necessarily indicative of the future, but we feel that our long-term focus on owning some of the most advantaged, financially superior businesses in the world that have strong growth opportunities is a time-tested strategy for producing outsized returns over long time horizons.

1 Fund performance quoted in this letter is for Institutional Shares (POLIX). See pp. 5-7 for additional performance data.

1

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2014

(Unaudited)

Since we have now been managing the Fund for a substantial period of time, we can make some substantive observations (we feel measuring performance over anything less than 3 years is more subject to noise and chance than skill). In addition, we can try to triangulate from our firm’s much longer track record to elucidate some useful information. First, since inception (September 2010), the Fund has increased in value by approximately 68%, which approximates a 15.3% annualized investment return (including dividends). This statistic alone is interesting in that it is higher than Polen Capital’s return net of fees since its inception in 1989. Since the launch of the Fund in 2010, the S&P 500®, as a proxy for “the market”, has increased nearly 81%, which approximates a 17.8% annualized return over this period (also including dividends). This is far above the 10.3% annualized return the S&P 500® has experienced since 1989. These numbers should provoke at least two questions: (1) Why have the returns for the Fund and the S&P 500® since the inception of the Fund been higher than the long-term averages of Polen Capital and the S&P 500®, respectively?; and 2) why has the Polen Growth Fund trailed the S&P 500® over this period?

To answer the first question, there are a few reasons why both the Fund and the S&P 500® have outpaced the long-term averages of Polen Capital and the S&P 500®, respectively, over this period. First, the measurement period we are using, September 2010 to April 2014, has been an economic recovery period. During periods of economic expansion, corporate earnings growth tends to be faster than average, and this has indeed been the case over the recent past. From the end of calendar year 2010 to the end of calendar year 2013, which mostly encapsulates the Fund’s track record, we calculate that the growth in weighted average earnings per share for our Fund has been roughly 16.5% versus 8.6% for the S&P 500®. 2These compare to our estimate of nearly 12% earnings growth for Polen Capital’s separate accounts since 1989 and the S&P 500®’s 6.4% since 1989. It is also likely true at least to some extent that price/earnings (“P/E”) multiples were somewhat depressed three years ago and have now risen to more “normal” levels.

The second question is a bit tougher to answer. Our Fund has seen strong earnings growth since 2010, stronger than Polen Capital’s long-term average and also at a larger than normal differential to the S&P 500®. However, the Fund has underperformed the S&P 500® by slightly less than 250 basis points annually since inception. We have been on record for many years saying that earnings growth (and to a lesser extent dividends) drive investment returns over long periods of time. But since our Fund has experienced significantly faster earnings growth (with slightly lower dividends) than the S&P 500® over this period, shouldn’t the Fund have outperformed the S&P 500® over this period? We believe it should unless there is meaningful contraction in the P/E multiple of our portfolio, expansion of the S&P 500®’s P/E multiple, or a combination of both. Indeed, we have seen a combination of slight contraction in the P/E multiple of our Fund (demonstrated by the Fund’s 15%+ annualized return since inception being below its 16.5% earnings growth rate), while the S&P 500® has seen substantial multiple expansion (the S&P 500®’s return more than doubled its earnings growth over this period).

2 Average earnings per share for the Fund refers to the Fund’s portfolio holdings in aggregate, not to the Fund’s shares.

2

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2014

(Unaudited)

So why has the S&P 500® seen nearly 18% annualized appreciation with less than 9% earnings growth? Although we typically avoid pontificating on macroeconomic issues, we feel that it merits some discussion. As long-term clients of our separately managed accounts know, it is not uncommon for our portfolio to underperform substantially in strong up markets where stock appreciation outpaces the fundamental growth of the underlying companies. In our 25-year history, this has happened on five separate occasions. It happened in the late 1990s (tech bubble), in 2003 (post-recession rally), in 2006 (low-quality rally in commodities and levered financial companies), in the middle of 2009 (post-recession rally) and now again in calendar year 2013. In each of these periods, our portfolio underperformed the market by approximately 10 percentage points. But at some point, valuation and fundamentals ended up winning out, and we see no reason why this shouldn’t continue going forward.

Counterbalancing our relative underperformance in strong “up” markets has been our substantial outperformance during big market drawdowns (2000-2002 tech bubble burst and 2008 credit crisis). In each of these periods, we outperformed by at least 10 percentage points. It should come as little surprise that historically the movements of “the market” are substantially greater than the movements of our portfolio. That is to say, the volatility or standard deviation of our portfolio has been substantially lower than the S&P 500®’s. This is because our portfolio includes only companies with pristine balance sheets and large, durable competitive advantages. Companies with these characteristics tend to go down less in bear markets. But in market environments that are more speculative in nature, the high quality companies we own also tend to trail the market.

Since the credit crisis, central banks across the globe have conducted large scale quantitative easing programs to keep interest rates very low in the hopes of pushing funds into riskier assets, thereby causing some asset inflation. To a large extent this has worked, as financial and real assets across the risk spectrum have inflated profoundly since 2008. This type of environment is most favorable to the least common denominator. Just as you would expect the most profligate spenders to benefit the most if their credit card interest rates suddenly dropped to 0%, the same can be true for businesses. Many of the most highly levered and acquisitive companies have been able to borrow far more money at far lower interest rates than they would have been able to at any other point. This has led to a windfall of profits to these companies as they refinance their existing debt at extraordinary low rates and can make most acquisitions accretive to earnings when borrowing costs are as close to zero as they have ever been. The companies that grow organically and maintain rock-solid balance sheets receive no such tailwind and, as a consequence, their stocks have lagged.

A natural reaction would be to tack into the wind and invest in companies that benefit from the prevailing trends of ultra-low interest rates and acquisition roll ups. You won’t be surprised to hear that we will not do that. We are students of history, including Polen Capital’s own history, and if there is one thing that we know above all else, it is to avoid taking undue risk at all costs. Taking on significant amounts of financial leverage, we believe, is one of the surest ways to jeopardize the viability of an enterprise (especially if combined with a business that lacks a competitive advantage). This doesn’t mean that we will not invest

3

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2014

(Unaudited)

in companies that have manageable amounts of debt, but it does mean that we will not invest in companies that have too much financial leverage. We believe that time is on our side, and by investing in consistent growth companies that continue to grow their earnings not just for years, but often decades, we can continue to protect and grow our clients’ capital through both good times and bad. The further assets inflate, the more cautious we believe the prudent investor should become. We have a very long time horizon and are very content with our current portfolio and how it is positioned for the long term.

Looking back at our first three and a half years managing the Polen Growth Fund, we are particularly happy with the strength of the businesses we own. It is most important to follow the health of the underlying businesses. If the company remains a vibrant growth business with large, sustainable competitive advantages, we firmly believe its share price will appreciate meaningfully over time. While we certainly have made mistakes, the Fund is based on the same core principles that have guided Polen Capital’s outperformance over its long history – namely a concentrated portfolio of financially superior, competitively advantaged companies that can grow earnings at satisfactory rates over long periods of time. There is a balance of fast growing companies that are seizing on new market opportunities and more modest growers that dominate large and established markets. The balance of these types of growth companies is what has allowed our firm to achieve strong downside protection over the years but still participate nicely in up markets. Our team is disciplined and intellectually curious – a perfect combination to take us forward from here.

Thank you for your investment in the Polen Growth Fund.

Sincerely,

Dan Davidowitz

Damon Ficklin

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended April 30, 2014 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

4

POLEN GROWTH FUND

Annual Report

Performance Data

April 30, 2014

(Unaudited)

Comparison of Change in Value of $100,000 Investment in Polen Growth Fund Institutional Shares

vs Russell 1000® Growth Index and S&P 500® Index

Average Annual Total Returns for the Periods Ended April 30, 2014
	1 Year	3 Years	Since Inception*
Institutional Shares	17.84%	11.49%	15.34%
S&P 500® Index	20.44%	13.83%	17.76%**
Russell 1000® Growth Index	20.66%	13.37%	18.25%**

*	The Polen Growth Fund (the “Fund”) Institutional Shares commenced operations on September 15, 2010.

**	Benchmark performance is from the inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

POLEN GROWTH FUND

Annual Report

Performance Data

April 30, 2014

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Polen Growth Fund Retail Shares

vs Russell 1000® Growth Index and S&P 500® Index

Average Annual Total Returns for the Periods Ended April 30, 2014
	1 Year	3 Years	Since Inception*
Retail Shares	17.59%	11.23%	11.90%
S&P 500® Index	20.44%	13.83%	15.32%**
Russell 1000® Growth Index	20.66%	13.37%	15.03%**

*	The Retail Shares commenced operations on December 30, 2010.

**	Benchmark performance is from the inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual gross and net operating expense ratios, as stated in the current prospectus dated September 1, 2013, are 1.26% and 1.00%, respectively, for the Institutional Shares and 1.51% and 1.25%, respectively, for the Retail Shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM“or the “Adviser”), has contractually agreed to reduce its fees or reimburse the Fund’s operating expenses in order to limit the total annual operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) to 1.00% of average daily net assets of the Fund. Total returns would be lower had such fees and expenses not been waived and/or reimbursed. This agreement will terminate on August 31, 2014, unless the Trust’s Board of Trustees of the FundVantage Trust (the “Trust”) approves an earlier termination.

6

POLEN GROWTH FUND

Annual Report

Performance Data (Concluded)

April 30, 2014

(Unaudited)

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund intends to evaluate performance as compared to that of the S&P 500® and the Russell 1000® Growth Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Growth Index companies with higher price-to-book ratios and higher forecasted growth values. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

7

POLEN GROWTH FUND

Fund Expense Disclosure

April 30, 2014

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period from November 1, 2013 through April 30, 2014 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, each hypothetical line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

POLEN GROWTH FUND

Fund Expense Disclosure (Concluded)

April 30, 2014

(Unaudited)

	Polen Growth Fund
	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*
Institutional Shares
Actual	$1,000.00	$1,085.70	$5.17
Hypothetical (5% return before expenses)	1,000.00	1,019.84	5.01
Retail Shares
Actual	$1,000.00	$1,084.30	$6.46
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2014 of 1.00% for Institutional Shares and 1.25% for Retail Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line of each table are based on the actual six month total Fund’s returns for the Fund of 8.57% and 8.43% for Institutional Shares and Retail Shares, respectively.

9

POLEN GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2014

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Business Services	17.4%	$57,544,379
Pharmaceuticals	16.6	55,154,975
Consumer Discretionary	14.1	46,920,211
Software	12.9	42,650,240
Internet Software & Services	12.8	42,309,272
Communications Equipment	6.7	22,397,796
Trading Companies & Distributors	6.7	22,281,486
Financials	4.1	13,452,730
Computer Equipment	3.9	13,001,453
Other Assets In Excess of Liabilities	4.8	15,828,607

NET ASSETS	100.0%	$331,541,149

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

10

POLEN GROWTH FUND

Portfolio of Investments

April 30, 2014

	Number of Shares	Value
COMMON STOCKS — 95.2%
Business Services — 17.4%
Accenture PLC, Class A	196,430	$15,757,615
Automatic Data Processing, Inc.	172,937	13,482,169
MasterCard, Inc., Class A	89,385	6,574,267
Visa, Inc., Class A	107,252	21,730,328

		57,544,379

Communications Equipment — 6.7%
QUALCOMM, Inc.	284,561	22,397,796

Computer Equipment — 3.9%
Apple, Inc.	22,033	13,001,453

Consumer Discretionary — 14.1%
NIKE, Inc., Class B	253,180	18,469,481
Starbucks Corp.	224,602	15,861,393
TJX Cos., Inc.	216,386	12,589,337

		46,920,211

Financials — 4.1%
T. Rowe Price Group, Inc.	163,798	13,452,730

Internet Software & Services — 12.8%
eBay, Inc.*	292,666	15,168,879
Google, Inc., Class A*	25,567	13,675,277
Google, Inc., Class C*	25,567	13,465,116

		42,309,272

Pharmaceuticals — 16.6%
Abbott Laboratories	525,262	20,348,650

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals — (Continued)
Allergan, Inc.	182,707	$30,300,129
Regeneron Pharmaceuticals, Inc.*	15,178	4,506,196

		55,154,975

Software — 12.9%
FactSet Research Systems, Inc.	93,330	9,939,645
Gartner, Inc.*	162,760	11,220,674
Oracle Corp.	525,683	21,489,921

		42,650,240

Trading Companies & Distributors — 6.7%
Fastenal Co.	213,677	10,700,944
WW Grainger, Inc.	45,521	11,580,542

		22,281,486

TOTAL COMMON STOCKS (Cost $234,425,872)		315,712,542

TOTAL INVESTMENTS - 95.2% (Cost $234,425,872)		315,712,542
OTHER ASSETS IN EXCESS OF LIABILITIES - 4.8%		15,828,607

NET ASSETS - 100.0%		$331,541,149

*	Non-income producing.

The accompanying notes are an integral part of the financial statements

11

POLEN GROWTH FUND

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value (Cost $234,425,872)	$315,712,542
Cash	15,332,165
Receivable for investments sold	503,759
Receivable for capital shares sold	1,442,913
Dividends and interest receivable	372,237
Prepaid expenses and other assets	12,551

Total assets	333,376,167

Liabilities
Payable for capital shares redeemed	1,459,767
Payable to Adviser	198,135
Payable for administration and accounting fees	46,583
Payable for transfer agent fees	40,978
Payable for distribution fees	16,075
Payable for custodian fees	15,330
Accrued expenses	58,150

Total liabilities	1,835,018

Net Assets	$331,541,149

Net Assets Consisted of:
Capital stock, $0.01 par value	$201,833
Paid-in capital	236,929,250
Accumulated net investment income	319,860
Accumulated net realized gain from investments	12,803,536
Net unrealized appreciation on investments	81,286,670

Net Assets	$331,541,149

Institutional Shares:
Shares outstanding	15,323,653

Net asset value, offering and redemption price per share ($252,107,730 / 15,323,653)	$16.45

Retail Shares:
Shares outstanding	4,859,621

Net asset value, offering and redemption price per share ($79,433,419 / 4,859,621)	$16.35

The accompanying notes are an integral part of the financial statements.

12

POLEN GROWTH FUND

Statement of Operations

For the Year Ended April 30, 2014

Investment Income
Dividends	$4,076,980
Interest	2,281

Total investment income	4,079,261

Expenses
Advisory fees (Note 2)	3,486,403
Transfer agent fees (Note 2)	358,138
Administration and accounting fees (Note 2)	270,942
Distribution fees (Retail Shares) (Note 2)	206,323
Registration and filing fees	70,483
Legal fees	52,970
Custodian fees (Note 2)	51,725
Trustees’ and officers’ fees (Note 2)	51,364
Printing and shareholder reporting fees	40,216
Audit fees	25,112
Other expenses	33,625

Total expenses before waivers and reimbursements	4,647,301

Less: waivers and reimbursements (Note 2)	(954,575)

Net expenses after waivers and reimbursements	3,692,726

Net investment income	386,535

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	29,831,197
Net change in unrealized appreciation on investments	24,808,081

Net realized and unrealized gain on investments	54,639,278

Net increase in net assets resulting from operations	$55,025,813

The accompanying notes are an integral part of the financial statements.

13

POLEN GROWTH FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Increase/(decrease) in net assets from operations:
Net investment income	$386,535	$639,474
Net realized gain/(loss) from investments	29,831,197	(11,659,787)
Net change in unrealized appreciation on investments	24,808,081	25,826,186

Net increase in net assets resulting from operations	55,025,813	14,805,873

Less Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Shares	(601,585)	—
Retail Shares	(43,205)	—

Total net investment income	(644,790)	—

Net realized capital gains:
Institutional Shares	(3,236,891)	(1,114,629)
Retail Shares	(988,965)	(435,310)

Total net realized capital gains	(4,225,856)	(1,549,939)

Net decrease in net assets from dividend and distributions to shareholders	(4,870,646)	(1,549,939)

Increase/(Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	(113,880,920)	65,228,121

Total increase/(decrease) in net assets	(63,725,753)	78,484,055

Net assets
Beginning of year	395,266,902	316,782,847

End of year	$331,541,149	$395,266,902

Accumulated net investment income, end of period	$319,860	$578,115

The accompanying notes are an integral part of the financial statements.

14

POLEN GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Shares
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period September 15, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$14.17	$13.79	$12.10	$10.00

Net investment income/(loss)(1)	0.03	0.03	— (2)	(0.02)
Net realized and unrealized gain/(loss) on investments	2.48	0.40	1.68	2.11

Net increase/(decrease) in net assets resulting from operations	2.51	0.43	1.68	2.09

Dividends and distributions to shareholders from:
Net investment income	(0.04)	—	—	—
Net realized capital gains	(0.20)	(0.06)	— (2)	—	(2)

Total dividends and distributions to shareholders.	(0.24)	(0.06)	—	—

Redemption fees	0.01	0.01	0.01	0.01

Net asset value, end of period	$16.45	$14.17	$13.79	$12.10

Total investment return(3)	17.84%	3.19%	13.97%	21.00%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$252,108	$294,408	$215,387	$5,168
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.27%	1.26%	1.44%	8.23	%(4)
Ratio of net investment income/(loss) to average net assets	0.17%	0.24%	(0.01)%	(0.27	)%(4)
Portfolio turnover rate	39.52%	51.04%	35.48%	25.55	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the relevant period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

15

POLEN GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Retail Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Retail Shares
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period December 30, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$14.09	$13.74	$12.09	$11.44

Net investment loss(1)	(0.01)	— (2)	(0.03)	(0.02)
Net realized and unrealized gain/(loss) on investments	2.47	0.40	1.67	0.66

Net increase/(decrease) in net assets resulting from operations	2.46	0.40	1.64	0.64

Dividends and distributions to shareholders from:
Net investment income	(0.01)	—	—	—
Net realized capital gains	(0.20)	(0.06)	— (2)	—

Total dividends and distributions to shareholders	(0.21)	(0.06)	—	—

Redemption fees	0.01	0.01	0.01	0.01

Net asset value, end of period	$16.35	$14.09	$13.74	$12.09

Total investment return(3)	17.59%	2.98%	13.65%	5.68%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$79,433	$100,859	$101,396	$7,133
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.52%	1.51%	1.74%	6.35	%(4)
Ratio of net investment loss to average net assets	(0.08)%	(0.01)%	(0.26)%	(0.50	)%(4)
Portfolio turnover rate	39.52%	51.04%	35.48%	22.55	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the relevant period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

16

POLEN GROWTH FUND

Notes to Financial Statements

April 30, 2014

1. Organization and Significant Accounting Policies

The Polen Growth Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on September 15, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers two separate classes of shares, Retail Class and Institutional Class.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates,

prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

17

POLEN GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/2014	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$315,712,542	$315,712,542	$—	$—

* Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2014, there were no transfers between Levels 1, 2 and 3.

18

POLEN GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2014

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are generally allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular Fund in the Trust are charged directly to that Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and are recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Polen Capital Management, LLC (“PCM” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain

19

POLEN GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2014

expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.00% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees approves its earlier termination.

As of April 30, 2014, investment advisory fees payable to the Adviser were $198,135. For the year ended April 30, 2014, the Adviser waived fees of $954,575.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly account-based service fee based on the number of shareholder accounts subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Retail Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Retail Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Retail Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2014 was $34,011. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

20

POLEN GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2014

3. Investment in Securities

For the year ended April 30, 2014, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$130,591,973	$231,154,026

4. Capital Share Transactions

For the years ended April 30, 2014 and April 30, 2013, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2014		For the Year Ended April 30, 2013
	Shares	Amount	Shares	Amount
Institutional Shares
Sales	6,382,555	$95,495,153	15,022,684	$203,058,916
Reinvestments	171,648	2,667,403	68,106	913,303
Redemption Fees*	—	93,690	—	264,941
Redemptions	(12,001,484)	(179,023,585)	(9,942,644)	(136,213,766)

Net Increase/(Decrease)	(5,447,281)	$(80,767,339)	5,148,146	$68,023,394

Retail Shares
Sales	996,726	$14,719,305	3,998,753	$53,736,399
Reinvestments	66,454	1,027,385	31,537	421,014
Redemption Fees*	—	29,053	—	107,882
Redemptions	(3,359,746)	(48,889,324)	(4,251,312)	(57,060,568)

Net Decrease	(2,296,566)	$(33,113,581)	(221,022)	$(2,795,273)

Total Net Increase/(Decrease)	(7,743,847)	$(113,880,920)	4,927,124	$65,228,121

*

There is a 2.00% redemption fee that may be charged on shares redeemed within the first 60 days of their acquisition. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

21

POLEN GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2014

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

For the year ended April 30, 2014, the tax character of distributions paid by the Fund was $644,790 of ordinary income dividends and long-term capital gains of $4,225,856. For the year ended April 30, 2013, the tax character of distributions paid by the Fund was $1,451,380 of ordinary income dividends and long-term capital gains of $98,559. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2014 the components of distributable earnings on a tax basis were as follows:

Capital Loss Carry forward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
$—	$2,986,505	$11,577,691	$79,845,870	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$235,866,672

Gross unrealized appreciation	82,473,414
Gross unrealized depreciation	(2,627,544)

Net unrealized appreciation	$79,845,870

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment

22

POLEN GROWTH FUND

Notes to Financial Statements (Concluded)

April 30, 2014

capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

During the fiscal year ended April 30, 2014, the Polen Fund utilized $4,385,877 of prior year capital loss carryforwards.

6. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

23

POLEN GROWTH FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the Polen Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Polen Growth Fund (the “Fund”) at April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented September 15, 2010 (commencement of operations) through April 30, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and portfolio of investments (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 24, 2014

24

POLEN GROWTH FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended April 30, 2014, the Fund paid $644,790 of ordinary income dividends and $4,225,856 of long term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for corporate dividends received deduction is 100%.

The percentage of qualified interest Income related to dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.21%.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

25

POLEN GROWTH FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 678-6024 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

POLEN GROWTH FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 678-6024.

27

POLEN GROWTH FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 678-6024.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	32	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	32	None

28

POLEN GROWTH FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	32	None
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing 2003 to 2008.	32	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

29

POLEN GROWTH FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014. EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	32	None.
[1]

Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

30

POLEN GROWTH FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.

JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.

SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

31

Investment Adviser

Polen Capital Management, LLC

1825 NW Corporate Blvd.

Suite 300

Boca Raton, FL 33431

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

Polen Growth Fund

of

FundVantage Trust

Institutional Shares

Retail Shares

ANNUAL REPORT

April 30, 2014

This report is submitted for the general information of the shareholders of the Polen Growth Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Polen Growth Fund.

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report

April 30, 2014

(Unaudited)

Dear Fellow Shareholder:

The Private Capital Management Value Fund (“the Fund”) achieved a strong conclusion to what already was a productive year with a 39.23% return for Class I shares in calendar year 2013. The first four months of 2014 were more uneven with larger capitalization companies (Standard & Poor’s 500® Composite Stock Price Index (“S&P 500®”): +2.56%) outperforming their smaller counterparts (Russell 2000® Index: -2.80%). For the year ended April 30, 2014, the Fund’s Class I shares gained 18.30%. In our view, the economic clouds of the Great Recession continue to clear. While this improvement tends to be characterized by fits and starts, a steadily increasing number of economic vectors are turning up domestically and around the globe. In light of the market’s sustained strength, we thought it useful to share our current thoughts on the market cycle to better calibrate expectations going forward.

Metaphorically speaking, 2013 can be viewed as Act I of a three act play. During this part of the story, equity valuations rebound from depressed levels as investors gain confidence that the economic storm has truly passed and that a real and sustainable recovery has taken hold. It should be understood that the monetary policies undertaken by the Federal Reserve were intended to achieve this result. Regardless of one’s political views on the topic, it is clear that rising asset values address a multitude of economic problems. To name just a few:

•

The banking system is initially recapitalized and then strongly incented to lend. Rising home prices reduce the incentive to default and facilitate clearance of the “shadow inventory” of foreclosed properties. Thereafter, bank capital stabilizes as loan provisions recede or are reversed. Once again, banks are compelled to lend as their loan books of performing loans amortize and new loans are needed to drive profit growth (“net interest margin”). We believe we have reached this stage as bank lending standards are loosening and investment appeal is growing.

•

The Great Recession caused significant damage to consumer balance sheets, which rising asset prices also help to repair. While rising stock prices tend to benefit those at the top of the economic pyramid most directly, the recovery in housing is a broad-based benefit.

•

The improvement in lending and consumer net worth ultimately drive a resurgence in construction and durable goods markets, which facilitates a virtuous cycle of an improving labor market. Historically, discretionary consumer spending growth should follow later in the cycle.

•

As business confidence grows, “cheap money” and an improving economic cycle should begin to drive corporate “animal instincts.” Capital investment from raw business formation to expanded factories to mergers and acquisitions typically begins to accelerate.

1

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2014

(Unaudited)

From 2009 through 2012, equity markets seesawed due to uncertainties as to when (or even if) stabilization would take hold. The world economy was in its deepest hole since the Great Depression and, lest we forget, the massive fiscal stimulus engendered by World War II was required to finally break that vicious cycle. In our opinion, the equity rally last year was grounded in the market’s collective determination that the inflection point of our Great Recession had passed. A sustainable recovery, albeit of indeterminate magnitude and duration, has been adjudicated to be more certain than not.

For several years we have opined on the degree of undervaluation in the portfolio. Our analysis was grounded in corporate intrinsic value that was not reliant on improving business conditions. Said another way, our analysis indicated that the portfolio was massively undervalued even if business conditions did not improve and that we were being given a “call” on future growth for free. The Fund’s 2013 performance was the return to normalcy that our view implied.

The underlying purpose of the above discussion is to rebuke the notion proffered by some pundits that recent gains represent the onset of another bubble in equities. We believe it correct to ascribe a fair amount of the market’s recent advance to market valuations returning to a more normalized level. Positing, however, that the market is now more fairly valued, what, might you ask, is the opportunity?

Continuing with our metaphor, the opportunity and risks of Act II are different. Let us start by saying that there is nothing inherently investor unfriendly about this chapter. Historically, Act II has been the longest part in the investment story; it reflects periods of economic normalcy where value is created for shareholders through company-specific performance and earnings growth rather than through a broad market recovery from exigent circumstances. From our perspective, Act II is a period where stock selection can add significant value.

Given the length and depth of the Great Recession, there is a very cogent argument to be made that this recovery will continue to build slowly, thereby allowing for a sustained (albeit possibly uneven) period of corporate earnings growth. We see merit in this view and would also note that since 2008 many corporations have underinvested in everything from technology to basic capital stock due to the persistent uncertainties that plagued the world economy.

In the investment business, the term for this behavior is “adaptive expectations.” Simply put, it is human nature that our expectations regarding future events are shaped most forcibly by recent experiences. Moreover, the profundity of the experience helps shape the certitude that the result will occur again. After the NASDAQ bubble burst in 2000, investors fretted endlessly about stock market bubbles while happily borrowing against their home equity. While the stock market did get caught up in the 2008 maelstrom, the proximate cause was a housing bubble that ruptured the economy; for the most part, stocks were impacted as a secondary consequence. Focus on the prior cycle’s cataclysm blinded many to both emerging opportunities and new and different threats developing right before their eyes.

2

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2014

(Unaudited)

Viewed from this perspective, we believe the least likely near-term threat is either an equity or real estate bubble. Investors too wary of repeating recent mistakes underestimate both the current opportunity and more likely threats.

We have been consistently saying it, but still it bears repeating; the “bubbly” asset class appears to be bonds not equities, especially in an environment where central bankers worldwide are committed to engendering rising asset prices, to wit, the Bank of Japan is actually explicitly seeking to provoke inflation.

There is, however, a salient concern for equities, namely that the Federal Reserve will prematurely, or too aggressively, tighten monetary policy, throttling both the economic recovery and the stock market. Purveyors of this theory point to the Fed’s diminishing quantitative easing (QE3) as unvarnished evidence of this risk. While we recognize that stock traders are likely to recoil in fear each time the Fed reduces the QE program, we would point out that this dollar-printing program represents a mechanism for emergency stimulus. With short-term interest rates effectively pegged at zero, the Fed is not even within the general vicinity of monetary tightening. Our greater concern is that policy makers also will suffer from adaptive expectations, and that their fear of an aborted recovery will prompt them to err on the side of over-stimulation. Under such a scenario, with the recovery taking hold, too much cheap money for too long would likely provoke economic acceleration stronger than mainstream observers currently believe possible.

From a research standpoint, our analytical challenge now is to divine value as we do best; on a stock-specific basis that is forward looking but conservatively grounded. The opportunity for revenue growth, operating leverage, and sensitivity to input and/or labor cost inflation will become more important as this cycle progresses. While the analytical process will now require greater subjectivity, this segment of the market cycle is intellectually stimulating and can offer greater economic reward because corporate value is more nuanced and far less static.

We said at the beginning that our metaphor has three acts; and though Act III can be rewarding, it often culminates in excesses that place a premium on valuation and investment discipline. Currently the S&P 500® trades at 15x estimated 2014 earnings (price-to-earnings or “P/E”) and yields approximately 2%. This would be a thoroughly “normal” valuation were interest rates not at historical lows. But interest rates remain near zero and set hundreds of basis points below anything approaching a normalized rate. As the economic scenario we envision plays out, this cheap capital is increasingly likely to stimulate much more robust earnings growth than most currently envision. This “surprise” we believe will drive expanding P/E ratios and, fueled by a reallocation from bonds into equities, a potentially unhealthy increase in stock prices.

This part of the story typically telegraphs itself. Central bankers worldwide will be scrambling to undo excess stimulus. Short-term interest rates will be pushed higher, first to slow growth and then to arrest building inflationary pressures. We would expect stock prices to be pressured first by declining P/E ratios

3

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2014

(Unaudited)

as the market discounts a pending slowdown, and then by fears that earnings growth has peaked or is set to decline. If this discussion seems premature, it should. We are early on in the recovery and, in our estimation, a long distance away from Act III.

We want to be perfectly clear that our analytical focus remains entirely company specific. In-depth, bottom-up, company-specific research is what we live and breathe. In fact, the opportunities created by the market environment we foresee make us ever more zealous in our pursuit of value through our underwriting process.

We appreciate your continued support.

Private Capital Management

Mutual FuBnd investing involves risk and it is possible to lose money by investing in a fund. The Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a more diversified fund causing its value to fluctuate more widely. The Fund may engage in strategies that are considered risky or invest in stocks of companies that are undervalued which may cause greater volatility and less liquidity. The above commentary is for informational purposes only and investors should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. This report is not authorized for distribution unless preceded or accompanied by a current prospectus for the Private Capital Management Value Fund. The prospectus contains this and other important information about the Fund. Read it carefully before investing.

Shares of the Private Capital Management Value Fund are distributed by Foreside Funds Distributors LLC, not an adviser affiliate.

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2014 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

4

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Report

Performance Data

April 30, 2014

(Unaudited)

Comparison of Change in Value of $25,000 Investment in Class A Shares of the Private Capital Management Value

Fund vs. Standard & Poor’s 500® Composite Stock Price Index (“S&P 500®”) and Russell 2000® Index

The Fund’s growth of an assumed $25,000 investment is adjusted for the maximum sales charge of 5.00%. This results in a net initial investment of $23,750.

Average Annual Total Returns for the Periods Ended April 30, 2014
	1 Year	3 Years	Since Inception*
Class A Shares (without sales charge)	18.04%	9.63%	15.04%
Class A Shares (with sales charge)	12.11%	7.78%	13.40%
S&P 500 Index	20.44%	13.83%	17.03%**
Russell 2000 Index	20.50%	10.74%	16.53%**

*	Class A Shares of the Private Capital Management Value Fund (the “Fund”) commenced operations on October 6, 2010.

**	Benchmark performance is from the commencement date of Class A Shares (October 6, 2010) only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.00% maximum sales charge.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 568-1267. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Report

Performance Data (Continued)

April 30, 2014

(Unaudited)

Comparison of Change in Value of $750,000 Investment in Class I Shares* of the Private Capital Management

Value Fund vs. S&P 500® and Russell 2000® Indexes

Average Annual Total Returns for the Periods Ended April 30, 2014
	1 Year	3 Years	5 Years	10 Years
Class I Shares*	18.29%	9.89%	17.44%	5.75%
S&P 500 Index	20.44%	13.83%	19.14%	7.67%
Russell 2000 Index	20.50%	10.74%	19.84%	8.67%

*

Performance shown for the period from April 30, 2004 to May 28, 2010 is the performance of a corporate defined contribution plan account (the “Predecessor Account”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations on May 28, 2010. Performance from May 28, 2010 to April 30, 2014 is from the performance of the Class I Shares. The Predecessor Account was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Predecessor Account had been registered under the 1940 Act, its performance may have been different.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 568-1267. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual Fund gross and net operating expense ratios are 1.88% and 1.25%, respectively, for Class A Shares and 1.62% and 1.00%, respectively, for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated September 1, 2013, and may differ from the actual expenses incurred by the Fund for the period covered by this report. Private Capital Management, LLC, (the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary

6

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Report

Performance Data (Concluded)

April 30, 2014

(Unaudited)

items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.00% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). This agreement will terminate on August 31, 2014, unless the Board of Trustees of Fund Vantage Trust approves an earlier termination.

A 2.00% redemption fee applies to shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the S&P 500® Index and the Russell 2000® Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 2000® Index is an unmanaged index measuring the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks.

7

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Expense Disclosure

April 30, 2014

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six month period from November 1, 2013, through April 30, 2014 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, and redemption fees. Therefore, each hypothetical line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Expense Disclosure (Concluded)

April 30, 2014

(Unaudited)

	Private Capital Management Value Fund
	Beginning Account Value	Ending Account Value	Expenses Paid
	November 1, 2013	April 30, 2014	During Period*
Class A Shares
Actual	$1,000.00	$1,031.70	$6.30
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26
Class I Shares
Actual	$1,000.00	$1,033.00	$5.04
Hypothetical (5% return before expenses)	1,000.00	1,019.84	5.01

*

Expenses are equal to an annualized expenses ratio for the six month period ended April 30, 2014 of 1.25% and 1.00% for Class A and Class I Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in each table are based on the actual six month total return for the Fund of 3.17% and 3.30% for Class A and Class I Shares, respectively.

9

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio of Investments

April 30, 2014

	Number
	of Shares	Value
COMMON STOCKS — 94.7%
Consumer Discretionary — 18.1%
Advance Auto Parts, Inc.	12,975	$1,573,738
American Public Education, Inc.*	16,000	553,600
Ascena Retail Group, Inc.*	49,475	850,970
AutoNation, Inc.*	15,375	814,721
Carrols Restaurant Group, Inc.*	74,300	498,553
DeVry, Inc.	16,975	764,384
Fiesta Restaurant Group, Inc.*	74,300	2,720,123
Gildan Activewear, Inc. (Canada)	17,575	898,961
Rent-A-Center, Inc.	28,500	832,485
Visteon Corp.*	6,875	596,819

		10,104,354

Consumer Staples — 2.1%
Darling International, Inc.*	30,375	607,804
Spartan Stores, Inc.	25,400	547,116

		1,154,920

Energy — 7.2%
Golar LNG, Ltd. (Bermuda)	40,075	1,771,315
Noble Corp. (United Kingdom)	22,775	701,698
Ultra Petroleum Corp. (Canada)*	51,000	1,519,800

		3,992,813

Financials — 10.8%
1st United Bancorp, Inc.	73,100	535,092
Bank of Hawaii Corp.	14,300	788,931
Charter Financial Corp.	56,000	616,000
INTL FCStone, Inc.*	63,408	1,199,679
Oppenheimer Holdings, Inc., Class A	18,943	482,289

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Financials — (Continued)
Raymond James Financial, Inc.	19,600	$974,120
Suffolk Bancorp*	16,500	361,845
Synovus Financial Corp.	168,100	539,601
Willis Group Holdings PLC (Ireland)	12,525	513,400

		6,010,957

Health Care — 20.5%
Actavis PLC (Ireland)*	11,532	2,356,334
Alere, Inc.*	51,750	1,728,450
Covidien PLC (Ireland)	20,300	1,446,375
Universal Health Services, Inc., Class B	24,475	2,001,810
Valeant Pharmaceuticals International, Inc. (Canada)*	20,250	2,707,628
Zimmer Holdings, Inc.	11,975	1,159,180

		11,399,777

Industrials — 5.9%
Air Transport Services Group, Inc.*	147,900	1,158,057
MSA Safety, Inc.	13,575	716,081
Progressive Waste Solutions Ltd. (Canada)	21,500	523,955
Titan International, Inc.	28,750	503,412
Triumph Group, Inc.	6,085	394,369

		3,295,874

Information Technology — 25.2%
ACI Worldwide, Inc.*	10,000	571,500
CA, Inc.	69,137	2,083,789
Cisco Systems, Inc.	69,275	1,600,945
CoreLogic, Inc.*	25,375	711,261
Electro Rent Corp.	29,180	471,257

The accompanying notes are an integral part of the financial statements.

10

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio of Investments (Concluded)

April 30, 2014

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Information Technology — (Continued)
Global Cash Access Holdings, Inc.*	109,171	$720,529
Imation Corp.*	65,940	284,861
Leidos Holdings, Inc.	9,318	347,002
Mentor Graphics Corp.	74,625	1,544,738
Progress Software Corp.*	22,762	488,473
QUALCOMM, Inc.	15,730	1,238,108
Quantum Corp.*	536,075	578,961
Quinstreet, Inc.*	70,000	427,000
Symantec Corp.	67,340	1,365,655
VASCO Data Security International, Inc.*	138,325	1,578,288

		14,012,367

Materials — 3.6%
Celanese Corp.	16,525	1,015,131
Pope Resources LP*	14,325	977,681

		1,992,812

Utilities — 1.3%
National Fuel Gas Co.	9,850	725,354

TOTAL COMMON STOCKS (Cost $35,248,217)		52,689,228

Value
TOTAL INVESTMENTS - 94.7% (Cost $35,248,217)	$52,689,228
OTHER ASSETS IN EXCESS OF LIABILITIES - 5.3%	2,923,090

NET ASSETS - 100.0%	$55,612,318

*	Non-income producing.

PLC  Public Limited Company

The accompanying notes are an integral part of the financial statements.

11

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio Holdings Summary Table

April 30, 2014

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net
	Assets	Value
COMMON STOCKS:
Information Technology	25.2%	$14,012,367
Health Care	20.5	11,399,777
Consumer Discretionary	18.1	10,104,354
Financials	10.8	6,010,957
Energy	7.2	3,992,813
Industrials	5.9	3,295,874
Materials	3.6	1,992,812
Consumer Staples	2.1	1,154,920
Utilities	1.3	725,354
Other Assets in Excess of Liabilities	5.3	2,923,090

NET ASSETS	100.0%	$55,612,318

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value (Cost $35,248,217)	$52,689,228
Cash	3,554,006
Receivable for capital shares sold	24,885
Dividends and interest receivable	6,496
Prepaid expenses and other assets	26,959

Total assets	56,301,574

Liabilities
Payable for investments purchased	547,903
Payable for capital shares redeemed	37,778
Payable to Investment Adviser	26,357
Payable for administration and accounting fees	14,954
Payable for transfer agent fees	13,108
Payable for custodian fees	7,818
Accrued expenses	41,338

Total liabilities	689,256

Net Assets	$55,612,318

Net Assets Consisted of:
Capital Stock, $0.01 par value	$36,516
Paid-in capital	37,679,692
Accumulated net investment income	127,222
Accumulated net realized gain from investments	327,877
Net unrealized appreciation on investments	17,441,011

Net Assets	$55,612,318

Class A:
Net asset value, offering and redemption price per share ($7,643,385 / 504,229)	$15.16

Maximum offering price per share (100/95 of $15.16)	$15.96

Class I:
Net asset value, offering and redemption price per share ($47,968,933 / 3,147,398)	$15.24

The accompanying notes are an integral part of the financial statements.

13

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statement of Operations

For the Year Ended April 30, 2014

Investment Income
Dividends	$602,492
Less: foreign taxes withheld	(4,517)

Total investment income	597,975

Expenses
Advisory fees (Note 2)	487,894
Transfer agent fees (Note 2)	81,726
Administration and accounting fees (Note 2)	76,674
Registration and filing fees	36,490
Legal fees	34,434
Audit fees	25,336
Trustees’ and officers’ fees (Note 2)	22,023
Distribution fees (Class A) (Note 2)	16,521
Printing and shareholder reporting fees	16,086
Custodian fees (Note 2)	16,037
Other expenses	11,548

Total expenses before waivers and reimbursements	824,769

Less: waivers and reimbursements (Note 2)	(266,144)

Net expenses after waivers and reimbursements	558,625

Net investment income	39,350

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	1,094,173
Net change in unrealized appreciation on investments	7,503,009

Net realized and unrealized gain on investments	8,597,182

Net increase in net assets resulting from operations	$8,636,532

The accompanying notes are an integral part of the financial statements.

14

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2014	April 30, 2013
Increase in net assets from operations:
Net investment income	$39,350	$362,875
Net realized gain from investments	1,094,173	2,713,737
Net change in unrealized appreciation on investments	7,503,009	2,249,329

Net increase in net assets resulting from operations	8,636,532	5,325,941

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	(26,766)
Class I	—	(304,772)

Total net investment income	—	(331,538)

Net realized capital gains:
Class A	(390,110)	—
Class I	(2,654,193)	—

Total net realized capital gains	(3,044,303)	—

Net decrease in net assets from dividends and distributions to shareholders	(3,044,303)	(331,538)

Increase/(Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	4,334,237	(5,254,336)

Total increase/(decrease) in net assets	9,926,466	(259,933)

Net assets
Beginning of year	45,685,852	45,945,785

End of year	$55,612,318	$45,685,852

Accumulated net investment income, end of year	$127,222	$40,987

The accompanying notes are an integral part of the financial statements.

15

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the	For the	For the		For the Period
	Year Ended	Year Ended	Year Ended		October 6, 2010*
	April 30, 2014	April 30, 2013	April 30, 2012		to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$13.60	$12.12	$12.61		$10.10

Net investment income/(loss)(1)	(0.02)	0.07	(0.03)		(0.04)
Net realized and unrealized gain/(loss) on investments	2.45	1.48	(0.16)		2.57

Net increase/(decrease) in net assets resulting from operations	2.43	1.55	(0.19)		2.53

Dividends and distributions to shareholders from:
Net investment income	—	(0.07)	—		(0.02)
Net realized capital gains	(0.87)	—	(0.30)		—

Total dividends and distributions to shareholders	(0.87)	(0.07)	(0.30)		(0.02)

Redemption fees	— (2)	—	—	(2)	—

Net asset value, end of period	$15.16	$13.60	$12.12		$12.61

Total investment return(3)	18.04%	12.92%	(1.16)%		25.08%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$7,643	$4,921	$2,922		$1,162
Ratio of expenses to average net assets	1.25%	1.25%	1.25%		1.25	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.74%	1.88%	1.93%		2.02	%(4)
Ratio of net investment income/(loss) to average net assets	(0.15)%	0.62%	(0.26)%		(0.59	)%(4)
Portfolio turnover rate	19.69%	11.81%	18.19	%(6)	21.71	%(6)(7)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Portfolio turnover rate excludes securities received from processing subscription-in-kind.
(7)	Not annualized.

The accompanying notes are an integral part of the financial statements.

16

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the	For the	For the		For the Period
	Year Ended	Year Ended	Year Ended		May 28, 2010*
	April 30, 2014	April 30, 2013	April 30, 2012		to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$13.64	$12.15	$12.61		$10.00

Net investment income(1)	0.02	0.10	—	(2)	—	(2)
Net realized and unrealized gain/(loss) on investments	2.45	1.49	(0.16)		2.64

Net increase/(decrease) in net assets resulting from operations	2.47	1.59	(0.16)		2.64

Dividends and distributions to shareholders from:
Net investment income	—	(0.10)	—	(2)	(0.03)
Net realized capital gains	(0.87)	—	(0.30)		—

Total dividends and distributions to shareholders	(0.87)	(0.10)	(0.30)		(0.03)

Redemption fees	— (2)	—	—	(2)	—

Net asset value, end of period	$15.24	$13.64	$12.15		$12.61

Total investment return(3)	18.29%	13.21%	(0.91)%		26.39	%(4)
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$47,969	$40,765	$43,024		$43,914
Ratio of expenses to average net assets	1.00%	1.00%	1.00%		1.00	%(5)
Ratio of expenses to average net assets without waivers and expense reimbursements(6)	1.49%	1.62%	1.67%		1.84	%(5)
Ratio of net investment income/(loss) to average net assets	0.10%	0.86%	(0.01)%		—	%(5)(7)
Portfolio turnover rate	19.69%	11.81%	18.19	%(8)	21.71	%(8)(9)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Total investment return represents performance for Class I Shares since its commencement of operations on May 28, 2010, and does not include performance of the Predecessor Account.
(5)	Annualized.
(6)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).
(7)	Amount is less than 0.005%.
(8)	Portfolio turnover rate excludes securities received from processing subscription-in-kind.
(9)	Not annualized.

The accompanying notes are an integral part of the financial statements.

17

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements

April 30, 2014

1. Organization and Significant Accounting Policies

The Private Capital Management Value Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on May 28, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C, Class I and Class R Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) of up to 1.00% may apply for investments of $750,000 or more of Class A Shares (and therefore no initial sales charge was paid) and shares are redeemed within 12 months after initial purchase. The CDSC shall not apply to those purchases of Class A Shares of $750,000 or more where a selling broker-dealer did not receive a commission. As of April 30, 2014, Class C and Class R Shares had not been issued.

On August 30, 2013, Private Capital Management, LLC (“PCM” or the “Adviser”) completed a transaction to restructure its equity ownership (the “Transaction”). In conjunction with the Transaction, PCM’s corporate structure changed from a limited partnership to a limited liability company and the Adviser commenced operations as Private Capital Management, LLC. As a result of the Transaction, PCM is no longer a wholly-owned subsidiary of Legg Mason, Inc. PCM is now wholly-owned by Pelican Bay Holdings, LLC, which is owned by Joelle Investments, LLC. Joelle Investments, LLC is 100% owned by Gregg J. Powers, PCM’s CEO and Lead Portfolio Manager.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying

18

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2014

on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 —	quoted prices in active markets for identical securities;

•	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value at 4/30/14	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$52,689,228	$52,689,228	$—	$—

* Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund

19

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2014

may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2014, there were no transfers between Levels 1, 2 and 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are generally allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

20

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2014

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Private Capital Management, LLC (“PCM” or the “Adviser”), serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.90% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.00% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. As of April 30, 2014, the amount of potential recovery was as follows:

	Expiration
4/30/2015	4/30/2016	4/30/2017
$297,140	$271,563	$266,144

As of April 30, 2014 investment advisory fees payable to the adviser were $26,357. For the year ended April 30, 2014, the Adviser waived fees of $266,144.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

21

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2014

For providing transfer agent services, BNY Mellon is entitled to receive a monthly account-based service fee based on the number of shareholder accounts subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Class A Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2014 was $7,710. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2014, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$11,695,965	$9,539,915

22

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2014

4. Capital Share Transactions

For the years ended April 30, 2014 and April 30, 2013, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2014		For the Year Ended April 30, 2013
	Shares	Amount	Shares	Amount
Class A Shares
Sales	257,448	$3,894,335	186,554	$2,160,251
Reinvestments	26,000	385,316	1,975	23,045
Redemption Fees*	—	168	—	—
Redemptions	(140,969)	(2,121,694)	(67,803)	(795,975)

Net Increase	142,479	$2,158,125	120,726	$1,387,321

Class I Shares
Sales	678,192	$10,223,554	333,655	$4,078,674
Reinvestments	165,830	2,467,552	19,101	223,298
Redemption Fees*	—	250	—	—
Redemptions	(685,594)	(10,515,244)	(904,645)	(10,943,629)

Net Increase/(Decrease)	158,428	$2,176,112	(551,889)	$(6,641,657)

Total Net Increase/(Decrease)	300,907	$4,334,237	(431,163)	$(5,254,336)

*

There is a 2.00% redemption fee that may be charged on shares redeemed within the first 30 days of their acquisition. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Asset and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the year ended April 30, 2014, these adjustments were to increase undistributed net investment income/(loss)

23

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2014

and accumulated net realized gain/(loss) by $46,885 and $3,674, respectively, and decrease paid-in capital by $50,559, primarily attributable to net operating loss write off and capital gain adjustments. Net investment income, net realized gains and net assets were not affected by these adjustments.

For the year ended April 30, 2014, the tax character of distributions paid by the Fund was $3,044,303 of long-term capital gains dividends. For the year ended April 30, 2013, the tax character of distributions paid by the Fund was $331,337 of ordinary income dividends and $201 of long-term capital gains dividends. Distributions from net investment income and short term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carry forward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
$ —	$ —	$608,289	$17,315,519	$(27,698)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

At April 30, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$35,373,709

Gross unrealized appreciation	18,619,245
Gross unrealized depreciation	(1,303,726)

Net unrealized appreciation	$17,315,519

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2014, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2014. For the fiscal year ended April 30, 2014, the Fund had late year ordinary loss deferrals of $27,698.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment

24

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Concluded)

April 30, 2014

capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of April 30, 2014, the Fund did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date that the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

25

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Private Capital Management Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Private Capital Management Value Fund (the “Fund”) at April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented October 6, 2010 (commencement of operations) through April 30, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and portfolio of investments (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 24, 2014

26

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 568-1267 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended April 30, 2014, the Fund paid $3,044,303 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

28

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 568-1267.

29

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 568-1267.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	32	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	32	None.

30

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	32	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	32	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

31

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	32	None.

1 Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her formerposition as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agentto the Trust.

32

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

33

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[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Private Capital Management, LLC

8889 Pelican Bay Boulevard

Suite 500

Naples, FL 34108

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

PRIVATE CAPITAL

MANAGEMENT VALUE

FUND

of

FundVantage Trust

Class A Shares

Class I Shares

ANNUAL REPORT

April 30, 2014

This report is submitted for the general information of the shareholders of the Private Capital Management Value Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Private Capital Management Value Fund.

QUALITY DIVIDEND FUND

Annual Investment Adviser’s Report

April 30, 2014

(Unaudited)

Dear Shareholder,

The Quality Dividend Fund (the “Fund”) was launched on September 30, 2013. The Fund’s Class A Shares (without the sales charge) were up 11.27% since inception through April 30, 2014, compared to 13.34% for the Standard & Poor’s 500® Index (“S&P 500”). The Fund’s performance relative to the broad stock market has gone through two distinct phases since inception. The last quarter in 2013 featured a broad rally that favored economically sensitive sectors such as Information Technology, Industrials and Consumer Discretionary. Defensive sectors with higher yields such as Utilities and Telecommunication Services trailed the market by a wide margin, as concerns over Fed tapering boosted interest rates and investors embraced higher risk. Compared to the S&P 500, the Fund was underweight to Technology and Industrials, overweight to Utilities and Telecommunications and had no exposure to Consumer Discretionary stocks and ended up generating approximately half of the return of the S&P 500 during this period. The first quarter in 2014 has seen a reversal of those trends. Utilities was the leading sector, rising 13.6% while Consumer Discretionary stocks significantly lagged the market. Interest rates also declined during this period, providing a boost to the prices of yield-oriented investments. This benefited the Quality Dividend Fund, which outperformed the S&P 500 by 2.81% from January 1 through April 30, 2014. Lagging during periods of strong market performance marked by high risk-taking and outperforming during defensive periods marked by higher volatility is consistent with the Fund’s strategy and objectives.

While we do monitor short-term price performance, the bulk of our attention is focused on Fund holdings achieving the objectives of maintaining and growing an attractive level of income. The average yield of the Fund’s holdings was 4.5% as of April 30, 2014 while the Fund’s 30-day current yield was 2.84%.¹ Since the Fund’s inception, 20 of the 28 holdings have announced dividend increases, with an average dividend growth of 7.0%. We expect all holdings to raise dividends during calendar year 2014.

Changes

There have been three changes to the Fund since inception. We sold Chevron (CVX) and replaced it with BP plc (BP). BP was yielding 4.7%, which was 1.4% higher than CVX. BP also had a lower price to earnings (“P/E”) ratio and better earnings growth forecast.

We also sold Senior Housing Properties Trust (SNH) and added Omega Healthcare Investors Inc. (OHI). While OHI’s dividend yield was approximately 90 basis points (“bps”) lower than SNH, OHI had a solid 6.1% yield and we felt it would generate better dividend growth. OHI increased its dividend 13 times between 2009 and the time of purchase, and had 5-year dividend growth of approximately 9% versus only 2% for SNH. OHI has already increased its dividend by 2% since being added to the Fund.

The last change we made was replacing Merck & Co Inc (MRK) with Cisco Systems (CSCO). CSCO’s dividend yield at the time was 40 bps higher than that of MRK, and we believe its dividend growth prospects are favorable. CSCO has $47 billion ($9 per share) in cash on its balance sheet, providing ample cushion to maintain or increase the current dividend.

1

QUALITY DIVIDEND FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2014

(Unaudited)

Distributions

The Fund has had two cash distributions since its inception. Class A Shares distributed $0.068633 per share on 12/10/13 and $0.03227 per share on 3/31/14. Class C Shares distributed $0.055824 per share on 12/10/13 and $0.003672 per share on 3/31/14. While dividends paid by the Fund’s holdings were slightly higher in the first quarter of 2014 compared to the last quarter of 2013, the Fund’s distributions on a per share basis declined due to a sharp increase in Fund shares outstanding during this period. Additionally, these distributions do not include the dividends paid by the three master limited partnerships (MLPs) held in the Fund. Dividends paid in the calendar year 2013 by the MLPs will be evaluated for tax treatment as of April 30, 2014 and distributed to shareholders between June 2014 and December 2014.

Outlook

We feel the Fund is solidly positioned to continue to pursue its objectives. On average, portfolio constituents are paying out 60% of their earnings in dividends, providing ample cushion for maintaining current dividends. The average projected earnings growth for the current Fund holdings for the calendar year 2014 is 7.4%. We anticipate the current holdings to grow their dividends by an average of 7% over the next twelve months, aided by their dividend payout and earnings growth expectations. The average P/E of stocks in the portfolio is 13.5x versus 15.3x for the S&P 500. We feel the portfolio’s low relative valuation, manageable dividend payout and solid earnings growth align well with the Fund’s objectives of achieving current income and providing long-term growth of capital.

Sincerely,

Larry Baker, CFA

Portfolio Manager

Richard E. Cripps, CFA

Portfolio Manager

Michael S. Scherer

Portfolio Manager

¹

The quoted 30-day current yield is for the Fund’s Class A Shares without sales charge. The current yields for Class A Shares with sales charge and for Class C Shares were 2.68% and 2.12% respectively. The current yield is calculated by dividing the Fund’s net investment income earned per share for the 30 day period ending April 30, 2014 by the Fund’s maximum offering price per share on the same date. Current yield does not measure actual distributions of net investment income to the Fund’s shareholders. Past performance does not guarantee future results.

Investments cannot be made directly in an Index. Unmanaged index returns assume reinvestment of any and all distributions and do not reflect fees, expenses, or sales charges.

2

QUALITY DIVIDEND FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2014

(Unaudited)

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended April 30, 2014 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

3

QUALITY DIVIDEND FUND

Annual Report

Performance Data

April 30, 2014

(Unaudited)

Comparison of Change in Value of $10,000 in Quality Dividend Fund’s Class A Shares

vs. S&P 500 Index

Class A Shares of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425. Performance of Class C Shares will vary from Class A Shares due to the difference in class specific fees.

Total Returns For the Period Ended April 30, 2014†
Since Inception††
Class A Shares (without sales charge)	11.27%
Class A Shares (with sales charge)	4.88%
Class C Shares	10.84%
S&P 500 Index	13.34%*
S&P 500 Index	12.44%**

†	Class A Shares commenced operations on September 30, 2013; Class C Shares commenced operations on October 1, 2013.
††	Not annualized.

*	Benchmark performance is from the inception date of Class A Shares of the Fund (September 30, 2013) only and is not the inception date of the benchmark itself.

**	Benchmark performance is from the inception date of Class C Shares of the Fund (October 1, 2013) only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder

4

QUALITY DIVIDEND FUND

Annual Report

Performance Data (Concluded)

April 30, 2014

(Unaudited)

would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained by calling (888) 201-5799.

The returns of Class A shares reflect a deduction for the maximum front end sales charge of 5.75%. All of the Fund’s share classes apply a 1% fee to the value of shares redeemed within 60 days of purchase. Choice Financial Partners, Inc., d/b/a EquityCompass Strategies (“EquityCompass” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 0.99% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place for three years from the date of the Fund’s inception, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. Total fees would be higher had such fees and expenses not been waived and/or reimbursed.

The Fund intends to evaluate performance as compared to that of the S&P 500. The S&P 500 is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

Mutual fund investing involves risk, including possible loss of principal. The Fund’s dividend income and distributions will fluctuate, and at times the Fund may underperform other funds that invest more broadly or that have different investment styles. Some of the assets in which the Fund may invest entail special risks. Foreign stocks may be affected by currency fluctuations, social and political instability, and lax regulatory and financial reporting standards. Master Limited Partnerships (“MLPs”) may fluctuate abruptly in value and be difficult to liquidate. Real Estate Investment Trusts (“REITs”) entail risks related to real estate, such as tenant defaults, declining occupancy rates, and falling property values due to deteriorating economic conditions. Listed REIT stocks may fluctuate erratically in market price while non-listed REITs may be illiquid.

5

QUALITY DIVIDEND FUND

Fund Expense Disclosure

April 30, 2014

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six month period from November 1, 2013 through April 30, 2014 and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

QUALITY DIVIDEND FUND

Fund Expense Disclosure (Concluded)

April 30, 2014

(Unaudited)

	Quality Dividend Fund
	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$1,077.20	$ 6.39
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.21
Class C Shares
Actual	$1,000.00	$1,074.00	$10.23
Hypothetical (5% return before expenses)	1,000.00	1,014.93	9.94

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2014 of 1.24% and 1.99% for Class A and Class C Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six month total returns for the Fund of 7.72% and 7.40% for Class A and Class C Shares, respectively.

7

QUALITY DIVIDEND FUND

Portfolio Holdings Summary Table

April 30, 2014

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Oil, Gas & Consumable Fuels	24.3%	$6,995,485
Diversified Telecommunication Services	10.4	3,005,487
Pharmaceuticals	6.9	1,993,092
REIT	6.9	1,987,596
Electric Utilities	6.8	1,976,446
Commercial Services & Supplies	3.5	1,022,394
Chemicals	3.5	1,018,708
Beverages	3.5	1,015,405
Gas Utilities	3.5	1,009,530
Household Products	3.5	1,004,413
Industrial Conglomerates	3.5	999,044
Commercial Banks	3.5	999,010
Food Products	3.5	997,552
Tobacco	3.5	996,968
Communications Equipment	3.4	992,066
Software	3.4	991,497
Computers & Peripherals	3.4	977,304
Other Assets in Excess of Liabilities	3.0	851,794

NET ASSETS	100.0%	$28,833,791

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

8

QUALITY DIVIDEND FUND

Portfolio of Investments

April 30, 2014

	Number of Shares	Value
COMMON STOCKS — 97.0%
Beverages — 3.5%
Dr Pepper Snapple Group, Inc.	18,322	$1,015,405

Chemicals — 3.5%
The Dow Chemical Co.	20,415	1,018,708

Commercial Banks — 3.5%
Bank of Montreal (Canada)	14,491	999,010

Commercial Services & Supplies — 3.5%
Waste Management, Inc.	23,001	1,022,394

Communications Equipment — 3.4%
Cisco Systems, Inc.	42,928	992,066

Computers & Peripherals — 3.4%
Seagate Technology PLC (Ireland)	18,587	977,304

Diversified Telecommunication Services — 10.4%
AT&T, Inc.	28,159	1,005,276
BCE, Inc. (Canada)	22,606	1,006,871
Verizon Communications, Inc.	21,257	993,340

		3,005,487

Electric Utilities — 6.8%
Duke Energy Corp.	13,339	993,622
The Southern Co.	21,445	982,824

		1,976,446

Food Products — 3.5%
Kraft Foods Group, Inc.	17,544	997,552

Gas Utilities — 3.5%
AGL Resources, Inc.	18,695	1,009,530

Household Products — 3.5%
Kimberly-Clark Corp.	8,948	1,004,413

	Number of Shares	Value
COMMON STOCKS — (Continued)
Industrial Conglomerates — 3.5%
General Electric Co.	37,153	$999,044

Oil, Gas & Consumable Fuels — 24.3%
BP PLC, SP ADR	19,769	1,000,707
Buckeye Partners L.P. †	12,971	988,520
ConocoPhillips	13,313	989,289
Enbridge Energy Partners L.P. †	33,685	1,009,203
Energy Transfer Partners L.P. †	18,142	1,001,258
Kinder Morgan, Inc.	30,109	983,360
Royal Dutch Shell PLC, ADR	12,994	1,023,148

		6,995,485

Pharmaceuticals — 6.9%
GlaxoSmithKline PLC, SP ADR	18,125	1,003,581
Pfizer, Inc.	31,634	989,511

		1,993,092

REIT — 6.9%
Digital Realty Trust, Inc.	18,667	996,818
Omega Healthcare Investors, Inc.	28,487	990,778

		1,987,596

Software — 3.4%
Microsoft Corp.	24,542	991,497

Tobacco — 3.5%
Philip Morris International, Inc.	11,670	996,968

TOTAL COMMON STOCKS (Cost $26,541,047)		27,981,997

The accompanying notes are an integral part of the financial statements.

9

QUALITY DIVIDEND FUND

Portfolio of Investments (Concluded)

April 30, 2014

Value
TOTAL INVESTMENTS - 97.0% (Cost $26,541,047)	$27,981,997

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.0%	851,794

NET ASSETS - 100.0%	$28,833,791

ADR	American Depositary Receipt
L.P.	Limited Partnership
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SP ADR	Sponsored Depositary Receipt
†	Master Limited Partnerships

The accompanying notes are an integral part of the financial statements.

10

QUALITY DIVIDEND FUND

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value (Cost $26,541,047)	$27,981,997
Cash	841,023
Receivable for capital shares sold	416,245
Dividends and interest receivable	55,473
Receivable from Investment Adviser	29,205
Prepaid expenses and other assets	22,483

Total assets	29,346,426

Liabilities
Payable for investments purchased	409,561
Payable for capital shares redeemed	7,552
Payable for transfer agent fees	29,917
Payable for audit fees	18,259
Payable for administration and accounting fees	15,060
Payable for distribution fees	8,485
Payable for custodian fees	8,166
Payable for shareholder servicing fees	1,499
Accrued expenses	14,136

Total liabilities	512,635

Net Assets	$28,833,791

Net Assets Consisted of:
Capital stock, $0.01 par value	$26,171
Paid-in capital	27,154,071
Accumulated net investment income	119,640
Accumulated net realized gain from investments	92,959
Net unrealized appreciation on investments	1,440,950

Net Assets	$28,833,791

Class A:
Net asset value, redemption price per share ($20,744,559 / 1,882,877)	$11.02

Maximum offering price per share (100/94.25 of $11.02)	$11.69

Class C:
Net asset value, offering and redemption price per share ($8,089,232 / 734,194)	$11.02

The accompanying notes are an integral part of the financial statements.

11

QUALITY DIVIDEND FUND

Statement of Operations

For the Period Ended April 30, 2014*

Investment Income
Dividends	$374,361
Less: foreign taxes withheld	(9,319)
Interest	67

Total investment income	365,109

Expenses
Advisory fees (Note 2)	56,102
Transfer agent fees (Note 2)	50,000
Administration and accounting fees (Note 2)	45,804
Registration and filing fees	30,050
Distribution fees (Class C) (Note 2)	21,437
Legal fees	19,784
Audit fees	18,259
Distribution fees (Class A) (Note 2)	16,230
Printing and shareholder reporting fees	12,120
Custodian fees (Note 2)	11,961
Shareholder Servicing fees	7,146
Trustees’ and officers’ fees (Note 2)	3,875
Other expenses	6,266

Total expenses before waivers and reimbursements	299,034

Less: waivers and reimbursements (Note 2)	(161,652)

Net expenses after waivers and reimbursements	137,382

Net investment income	227,727

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	92,959
Net change in unrealized appreciation on investments	1,440,950

Net realized and unrealized gain on investments	1,533,909

Net increase in net assets resulting from operations	$1,761,636

* The Fund commenced operations on September 30, 2013.

The accompanying notes are an integral part of the financial statements.

12

QUALITY DIVIDEND FUND

Statement of Changes in Net Assets

For the Period Ended April 30, 2014*
Increase in net assets from operations
Net investment income	$227,727
Net realized gain from investments	92,959
Net change in unrealized appreciation on investments	1,440,950

Net increase in net assets resulting from operations	1,761,636

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(118,711)
Class C	(27,405)

Net decrease in net assets from dividends and distributions to shareholders	(146,116)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	27,218,271

Total increase in net assets	28,833,791

Net assets
Beginning of period	—
End of period	$28,833,791

Accumulated net investment income, end of period	$119,640

*	The Fund commenced operations on September 30, 2013.

The accompanying notes are an integral part of the financial statements.

13

QUALITY DIVIDEND FUND

Financial Highlights

Contained below is per share operating performance data for each Class A Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Period September 30, 2013* to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income(1)	0.16
Net realized and unrealized gain on investments	0.96

Net increase in net assets resulting from operations	1.12

Dividends and distributions to shareholders from:
Net investment income	(0.10)

Redemption Fees	—	(2)

Net asset value, end of period	$11.02

Total investment return(3)	11.27%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$20,745
Ratio of expenses to average net assets	1.24	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	2.97	%(4)
Ratio of net investment income to average net assets	2.65	%(4)
Portfolio turnover rate	10.71	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.
(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

14

QUALITY DIVIDEND FUND

Financial Highlights

Contained below is per share operating performance data for each Class C Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C
	For the Period October 1, 2013* to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income(1)	0.12
Net realized and unrealized gain on investments	0.96

Net increase in net assets resulting from operations	1.08

Dividends and distributions to shareholders from:
Net investment income	(0.06)

Redemption Fees	—	(2)
Net asset value, end of period	$11.02

Total investment return(3)	10.84%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$8,089
Ratio of expenses to average net assets	1.99	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	3.72	%(4)
Ratio of net investment income to average net assets	1.95	%(4)
Portfolio turnover rate	10.71	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total return does not reflect any applicable sales charge.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

14

QUALITY DIVIDEND FUND

Notes to Financial Statements

April 30, 2014

1. Organization and Significant Accounting Policies

The Quality Dividend Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on September 30, 2013. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares; Class A, Class C and Institutional Class Shares. Class A shares are subject to a front end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”), as a percentage of the lower of the original purchase price or net asset value at redemption, of 1.00% may be imposed on full or partial redemptions of Class A Shares made within twelve months of purchase where (i) $1 million or more of Class A Shares was purchased without an initial sales charge and (ii) the selling broker-dealer received a commission for such sale. A CDSC of 1% may apply to Class C Shares when shares are redeemed within 12 months after initial purchase. As of April 30, 2014, Institutional Class Shares have not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Options are valued at last sale price. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

16

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2014

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 —	quoted prices in active markets for identical securities;

•	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2014, in valuing the Fund’s investments carried at fair value:

	Total Market Value at 04/30/14	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$27,981,997	$27,981,997	$—	$—

* Please refer to Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.

17

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2014

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended April 30, 2014, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

MLPCommonUnits — Master Limited Partnership (“MLP”) common units represent limited partnership interests in the MLP. Common units are generally listed and traded on the U.S. securities exchanges or OTC with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

18

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2014

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

19

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2014

2. Transactions with Affiliates and Related Parties

Choice Financial Partners, Inc., doing business as EquityCompass Strategies (“EquityCompass” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.60% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 0.99% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place for three years from the date of the Fund’s inception, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. At April 30, 2014, the amount of potential recovery was as follows:

Expiration April 30, 2017
$132,314

For the period ended April 30, 2014, the advisory fees accrued and waived were $56,102 and fees reimbursed by the Adviser were $76,212.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees. For the period ended April 30, 2014, BNY Mellon accrued administration and accounting fees totaling $45,804 and waived fees totaling $17,310.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly account-based service fee based on the number of shareholder accounts subject to certain minimum monthly fees. For the period ended April 30, 2014, BNY Mellon accrued transfer agent fees totaling $50,000 and waived fees totaling $8,318.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s

20

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2014

average daily net assets, subject to certain minimum monthly fees. For the period ended April 30, 2014, the Custodian accrued custodian fees totaling $11,961 and waived fees totaling $3,710.

BNY Mellon and the Custodian have the ability to recover amounts previously waived if the Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00%, on an annualized basis, of the average daily net assets of the Fund’s Class A and Class C Shares, respectively.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the period ended April 30, 2014 was $2,505. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

From September 30, 2013, commencement of operations, to April 30, 2014, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$28,305,351	$1,856,882

21

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2014

4. Capital Share Transactions

For the period from September 30, 2013, commencement of operations, to April 30, 2014, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Period Ended April 30, 2014

	Shares	Amount
Class A Shares
Sales	1,891,844	$19,696,744
Reinvestments	9,576	100,233
Redemption Fees*	—	153
Redemptions	(18,543)	(196,132)

Net increase	1,882,877	$19,600,998

Class C Shares
Sales	742,148	$7,703,227
Reinvestments	2,171	22,359
Redemption Fees*	—	62
Redemptions	(10,125)	(108,375)

Net increase	734,194	$7,617,273

Total Net Increase	2,617,071	$27,218,271

*	There is a 1.00% redemption fee that may be charged on shares redeemed which have been held for 60 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the period

22

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2014

ended April 30, 2014, these adjustments were to increase accumulated net investment income by $38,029 and to decrease paid-in-capital by $38,029. These adjustments are primarily attributable to disallowed expenses. Net realized gains and net assets were not affected by these adjustments.

For the period ended April 30, 2014, the tax character of distributions paid by the Fund was $146,116 of ordinary income dividends. Distributions from short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carry forward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Other Temporary Differences
$ —	$176,017	$1,625	$1,486,074	$(10,167)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$26,495,923

Gross unrealized appreciation	$1,563,906
Gross unrealized depreciation	(77,832)

Net unrealized appreciation	$1,486,074

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the period ended April 30, 2014, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2014. For the period ended April 30, 2014, the Fund had no capital loss deferrals and no late year ordinary loss.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will

23

QUALITY DIVIDEND FUND

Notes to Financial Statements (Concluded)

April 30, 2014

retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of April 30, 2014, the Fund did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

24

QUALITY DIVIDEND FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the FundVantage Trust and

Shareholders of the Quality Dividend Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Quality Dividend Fund (one of the series constituting FundVantage Trust) (the “Fund”) as of April 30, 2014, and the related statements of operations, changes in net assets, and financial highlights for the period from September 30, 2013 (commencement of operations) to April 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Quality Dividend Fund of FundVantage Trust at April 30, 2014, and the results of its operations, the changes in its net assets, and its financial highlights for the period from September 30, 2013 (commencement of operations) to April 30, 2014, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 27, 2014

25

QUALITY DIVIDEND FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2014, the Fund paid $146,116 of ordinary income dividends. Dividends from short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 79.63% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.02%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 59.97%.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

26

QUALITY DIVIDEND FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 201-5799 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330

27

QUALITY DIVIDEND FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 201-5799.

28

QUALITY DIVIDEND FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 201-5799.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	32	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	32	None.

29

QUALITY DIVIDEND FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	32	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	32	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

30

QUALITY DIVIDEND FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Services Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	32	None.

¹ Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

31

QUALITY DIVIDEND FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

32

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Investment Adviser

Choice Financial Partners, Inc.

d/b/a EquityCompass Strategies

501 North Broadway

St. Louis, MO 63102

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

QUALITY DIVIDEND
FUND
of
FundVantage Trust
Class A Shares (QDVAX)
Class C Shares (QDVCX)

ANNUAL REPORT
April 30, 2014

This report is submitted for the general information of the shareholders of the Quality Dividend Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Quality Dividend Fund.

SIRIOS FOCUS FUND

Annual Investment Advisor’s Report

April 30, 2014

(Unaudited)

Dear Fellow Shareholder:

From inception (December 20, 2013) through April 30, 2014, the Sirios Focus Fund’s (the “Fund”) Institutional Class Shares (SFDIX) returned -0.20%, net of expenses, while the S&P 500 Total Return Index has gained +4.32%.

The Sirios Focus Fund is a concentrated portfolio of equity and equity-related securities of approximately 25-50 companies. The Fund seeks to invest in companies of both U.S. and foreign issuers with significant long-term growth potential. The research approach is bottom-up, fundamental analysis focused generally on medium to large capitalization companies. The fund is not managed to track the geographic or industry composition of any index and is not expected to correlate with any index.

Market Review

After a very strong 2013 for the S&P 500 (+32.39%), year-to-date, through April 30, 2014, has been more volatile. In January, weak manufacturing numbers from China hit the market hard. In the U.S., only the Utilities, Healthcare and Information Technology sectors were positive and emerging markets suffered more. In February, the market surged as investors digested strong U.S. corporate earnings reports. Emerging markets recovered somewhat but remained solidly in the red. The U.S. markets struggled in March as Fed Chair Yellen’s comments regarding the prospect of higher interest rates, as early as the first quarter of 2015, combined with the Russian annexation of Crimea, led to a dramatic shift in market leadership with growth-orientated companies under significant pressure. In April, the market continued to struggle and the shift in market leadership continued.

An unusually cold winter slowed growth in the first quarter, but we believe company comments regarding positive trends observed at the end of the quarter and into April point to a rebound for the remainder of the year. The fundamentals appear to remain on track for a slow and steady recovery.

Portfolio Review

The top five contributors (+2.11%) for the fiscal year were Acuity Brands, Constellation Brands, Northstar Realty Finance, Signature Bank and Telefonica (Germany). The top five detractors (-1.64%) were Airbus Group (France), Bank of America, Mohawk Industries, Realogy Holdings and Rolls-Royce (U.K.).

During the year, the Fund was focused primarily on three sectors: Consumer Discretionary, Financials and Telecommunications but also had exposure across other sectors except Basic Materials, Energy and Utilities.

Within the Consumer sector the Fund had exposure to U.S. housing through a number of companies including Realogy, Whirlpool, Sherwin-Williams and Mohawk Industries. The housing recovery in the U.S. stalled in early 2014 due to a harsh winter and tightness in credit availability and housing inventory. As

1

SIRIOS FOCUS FUND

Annual Investment Advisor’s Report (Continued)

April 30, 2014

(Unaudited)

a result, in general, housing-related stocks have performed poorly. We have resized some of the housing-related positions but believe the housing recovery in the U.S. is on track to continue for the next few years at a gradual pace. The Fund also had exposure to media companies, including Time Warner and Viacom. The owners of content have enjoyed pricing power as the demand for their programming has surged with a shift toward on-demand streaming video.

Within Financials, the Fund was focused primarily on U.S. regional banks as well as banks and REITs exposed to commercial real estate. Bank of America, one of the Fund’s largest holdings, detracted slightly from performance after an accounting error resulted in the retraction of their regulatory capital plan. Within commercial real estate, prices have increased and transaction activity has begun to grow at a healthy pace. Vacancy has declined with limited new supply being built. All of these factors bode well for a continued commercial real estate market recovery in the U.S.

Within Telecommunications, the Fund owned a number of companies that have benefited from the tight spectrum situation in the U.S. The roll-out of 4G LTE has increased the demand for wireless spectrum as users migrate toward streaming video content on their mobile devices. As demand increases, and networks reach capacity, the value of latent spectrum should increase significantly. Our positions in DISH Network, which has one of the largest amounts of unused spectrum, and T-Mobile U.S., which has excess capacity available to spur subscriber growth, however, detracted slightly from performance.

Within the Industrial Sector, the Fund had exposure to commercial aerospace, commercial lighting, and transportation. Airbus Group was one of the largest holdings and we believe is well positioned to grow earnings with the production ramp of the A350’s strong backlog; however, the stock was down for the fiscal year due to concerns that weakness in Asia could lead to order cancellations. Acuity Brands is a leader in LED lighting and has benefited from the switch to energy-efficient solutions. Union Pacific is a rail transport company that has benefited from the resurgence of manufacturing in the U.S. as well as the growth in intermodal shipments.

Healthcare exposure has been somewhat limited due to the uncertainties surrounding government legislation. Gilead has been a core position in the Fund and has performed well. Their hepatitis C drug, Sovaldi, was approved in December 2013 and sales have been very strong to date. Concerns over the cost of the drug became headline news and caused a brief drop in the share price but the cost/benefit case for the treatment is very strong and the stock has since partially recovered.

Outlook

Prospects are good for continued modest economic growth in the U.S. economy: auto and housing industries are gradually returning to normal, commercial real estate indicators are much more favorable, energy-related sectors are witnessing a renaissance, and the gridlock in Washington has resulted in constrained government spending. Modest growth in manufacturing employment has returned after decades

2

SIRIOS FOCUS FUND

Annual Investment Advisor’s Report (Concluded)

April 30, 2014

(Unaudited)

of declines and could be further accelerated by a reduction in the U.S. corporate tax rate, which is needed to realign the U.S. with the much lower rates available in the rest of the developed world.

While broad-market returns have far surpassed earnings growth over the past year and valuations have increased, we continue to find attractive opportunities. Absolute valuation levels are higher but still in the fair-value range, and valuations relative to fixed-income alternatives continue to be exceptionally attractive.

Economies are a bit more challenged outside the U.S. Europe is likely to continue to struggle with the polarized interests of Eurozone constituents as well as negative demographics, which will result in increased social-welfare demands on a relatively smaller workforce. Emerging markets are likely to face headwinds as China’s imbalanced growth will need to be reset to a lower level, and the degree of bad loans in the banking system could further restrain growth.

Thank you for your continued confidence in Sirios Capital Management.

Sincerely,

John F. Brennan, Jr.

Managing Director

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that quoted herein. For the most recent performance data, investors can call 1-866-640-5704. Returns are net of fees and expenses. The total expense ratio for Class I is 2.01%.

Risk Considerations: The Fund invests in growth stocks which may be particularly sensitive to market conditions and foreign securities which may expose the Fund to risks such as currency volatility, political and social instability and reduced market liquidity. The Fund is a non-diversified investment company which means that it will invest a larger portion of its assets in the securities of a single issuer compared with a diversified fund. An investment in the Fund therefore will entail greater risk than an investment in a diversified fund.

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended April 30, 2014 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future holdings of the Fund are subject to investment risk.

3

SIRIOS FOCUS FUND

Fund Expense Disclosure

April 30, 2014

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested from December 20, 2013, the commencement of operations, through April 30, 2014 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4

SIRIOS FOCUS FUND

Fund Expense Disclosure (Concluded)

April 30, 2014

(Unaudited)

	Sirios Focus Fund
	Beginning Account Value	Ending Account Value	Expenses Paid
	December 20, 2013	April 30, 2014	During Period*
Institutional Class Shares
Actual	$1,000.00	$ 998.00	$5.27
Hypothetical (5% return before expenses)	1,000.00	1,017.50	7.35

*

Expenses are equal to an annualized expense ratio for the period beginning December 20, 2013, commencement of operations, to April 20, 2014 of 1.47% for the Institutional Class Shares, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (131 days), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual total return for the fund since commencement of operations of (0.20)% for the Institutional Class. Hypothetical expenses are as if the Institutional Class had been in existence from November 1, 2013, and are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by 365 to reflect the period.

5

SIRIOS FOCUS FUND

Portfolio Holdings Summary Table

April 30, 2014

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net
	Assets	Value
COMMON STOCKS:
Financials	23.4%	$18,982,582
Communications	18.0	14,639,397
Industrials	16.3	13,194,782
Consumer Discretionary	14.6	11,865,029
Health Care	6.3	5,082,571
Consumer Staples	5.1	4,119,664
Materials	1.0	820,343
Warrants	0.5	397,720
Short-Term Investments	28.3	22,909,819
Liabilities In Excess of Other Assets	(13.5)	(10,936,078)

NET ASSETS	100.0%	$81,075,829

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

6

SIRIOS FOCUS FUND

Portfolio of Investments

April 30, 2014

	Number of Shares	Value

COMMON STOCKS — 84.7%
Communications — 18.0%
DISH Network Corp., Class A*	52,402	$2,979,578
Google, Inc., Class A*	931	497,973
Google, Inc., Class C*	931	490,320
Telefonica Deutschland Holding AG (Germany)	111,132	923,068
Time Warner, Inc.	49,500	3,289,769
T-Mobile US, Inc.*	72,752	2,130,906
Viacom, Inc., Class B	20,327	1,727,388
Vodafone Group PLC (United Kingdom)	687,726	2,600,395

		14,639,397

Consumer Discretionary — 14.6%
AutoNation, Inc.*	70,947	3,759,482
Carnival Corp.	47,105	1,851,698
Mohawk Industries, Inc.*	25,375	3,359,904
Service Corp. International	67,283	1,262,902
Whirlpool Corp.	10,634	1,631,043

		11,865,029

Consumer Staples — 5.1%
Constellation Brands, Inc., Class A*	51,599	4,119,664

Financials — 23.4%
Bank of America Corp.	240,290	3,637,991
CBRE Group, Inc., Class A*	16,259	433,140
Colony Financial, Inc. REIT	56,642	1,231,963
Comerica, Inc.	50,357	2,429,222
JPMorgan Chase & Co.	33,421	1,870,908
KeyCorp	114,137	1,556,829
NorthStar Realty Finance Corp. REIT	81,428	1,304,477
Realogy Holdings Corp.*	86,578	3,640,605
Signature Bank*	17,420	2,069,844

	Number of Shares	Value

COMMON STOCKS — (Continued)
Financials — (Continued)
Visa, Inc., Class A	3,986	$807,603

		18,982,582

Health Care — 6.3%
Gilead Sciences, Inc.*	33,778	2,651,235
Universal Health Services, Inc., Class B	7,562	618,496
Valeant Pharmaceuticals International, Inc.*	13,558	1,812,840

		5,082,571

Industrials — 16.3%
Acuity Brands, Inc.	14,496	1,805,767
Airbus Group NV (France)	41,727	2,864,968
Hubbell, Inc., Class B	8,391	987,789
Kansas City Southern	14,475	1,460,237
Old Dominion Freight Line, Inc.*	26,573	1,611,121
Precision Castparts Corp.	11,441	2,895,603
Safran SA (France)	2,643	177,636
Trimble Navigation Ltd.*	4,202	161,483
Union Pacific Corp.	6,460	1,230,178

		13,194,782

Materials — 1.0%
Sherwin-Williams Co. (The)	4,105	820,343

TOTAL COMMON STOCKS (Cost $69,213,204)		68,704,368

The accompanying notes are an integral part of the financial statements.

7

SIRIOS FOCUS FUND

Portfolio of Investments (Continued)

April 30, 2014

	Number of Shares	Value

WARRANTS — 0.5%
United States — 0.5%
JPMorgan Chase & Co., strike price @ $42.42, Expires 10/28/18*	21,088	$397,720

TOTAL WARRANTS (Cost $375,386)		397,720

SHORT-TERM INVESTMENTS — 28.3%
Money Market Fund — 7.3%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.01%(a)	5,914,968	5,914,968

	Par Value
U.S. Treasury Obligations — 21.0%
U.S. Treasury Bill 0.04%12/11/2014(b)	$12,000,000	11,996,076
U.S. Treasury Bill 0.08%11/13/2014(b)	5,000,000	4,998,775
		16,994,851
TOTAL SHORT-TERM INVESTMENTS (Cost $22,909,931)		22,909,819

Value

TOTAL INVESTMENTS - 113.5% (Cost $92,498,521)	$92,011,907
LIABILITIES IN EXCESS OF OTHER ASSETS - (13.5)%	(10,936,078)

NET ASSETS - 100.0%	$81,075,829

*	Non-income producing.
(a)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2014.
(b)	Short-term investments reflect the annualized effective yield on the date of purchase for discounted investments.

The accompanying notes are an integral part of the financial statements.

8

SIRIOS FOCUS FUND

Portfolio of Investments (Continued)

April 30, 2014

Forward foreign currency contracts outstanding as of April 30, 2014 were as follows:

Currency Purchased		Currency Sold		Settle Date	Counterparty	Unrealized Appreciation/ (Depreciation)
EUR	69,000	USD	95,903	05/22/14	BNY	$ (181)
EUR	64,000	USD	88,768	05/22/14	BNY	18
EUR	578,000	USD	801,166	05/22/14	BNY	680
GBP	254,000	USD	428,485	05/22/14	BNY	294
GBP	57,000	USD	95,291	05/22/14	BNY	931
GBP	64,000	USD	106,508	05/22/14	BNY	1,531
GBP	95,000	USD	157,986	05/22/14	BNY	2,384
GBP	1,079,000	USD	1,797,485	05/22/14	BNY	23,985
USD	1,844,828	EUR	1,346,000	05/22/14	BNY	(22,447)
USD	289,347	EUR	211,000	05/22/14	BNY	(3,368)
USD	158,746	EUR	116,000	05/22/14	BNY	(2,178)
USD	197,784	EUR	144,000	05/22/14	BNY	(1,984)
USD	926,552	EUR	669,000	05/22/14	BNY	(1,536)
USD	316,290	EUR	229,000	05/22/14	BNY	(1,396)
USD	119,512	EUR	87,000	05/22/14	BNY	(1,181)
USD	82,202	EUR	60,000	05/22/14	BNY	(1,035)
USD	85,261	EUR	62,000	05/22/14	BNY	(750)
USD	60,456	EUR	44,000	05/22/14	BNY	(584)
USD	70,423	EUR	51,000	05/22/14	BNY	(328)
USD	88,560	EUR	64,000	05/22/14	BNY	(226)
USD	37,253	EUR	27,000	05/22/14	BNY	(203)
USD	68,116	EUR	49,000	05/22/14	BNY	140
USD	566,141	EUR	407,000	05/22/14	BNY	1,520
USD	4,169,733	GBP	2,506,000	05/22/14	BNY	(60,668)
USD	623,440	GBP	371,000	05/22/14	BNY	(2,849)
USD	121,355	GBP	73,000	05/22/14	BNY	(1,877)
USD	92,067	GBP	55,000	05/22/14	BNY	(779)
USD	82,039	GBP	49,000	05/22/14	BNY	(678)
USD	48,303	GBP	29,000	05/22/14	BNY	(652)
Net unrealized depreciation on forward foreign currency contracts:						$(73,417)

The accompanying notes are an integral part of the financial statements.

9

SIRIOS FOCUS FUND

Portfolio of Investments (Continued)

April 30, 2014

Legend
BNY	Bank of New York Mellon
EUR	Euro
GBP	British Pound
PLC	Public Limited Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

10

SIRIOS FOCUS FUND

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value (Cost $92,498,521)	$92,011,907
Receivable for investments sold	16,806,964
Dividends and interest receivable	31,465
Prepaid expenses and other assets	23,907
Forward foreign currency contracts appreciation	31,483

Total assets	108,905,726

Liabilities
Payable for investments purchased	15,196,425
Payable for capital shares redeemed	12,399,709
Payable to Investment Adviser	72,570
Payable for administration and accounting fees	14,660
Payable for custodian fees	8,707
Payable for transfer agent fees	4,533
Forward foreign currency contracts depreciation	104,900
Accrued expenses	28,393

Total liabilities	27,829,897

Net Assets	$81,075,829

Net Assets Consisted of:
Capital stock, $0.01 par value	$81,258
Paid-in capital	80,571,030
Accumulated net investment income	1,728,657
Accumulated net realized loss from investments	(745,388)
Net unrealized depreciation on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currency	(559,728)

Net Assets	$81,075,829

Institutional Class:
Shares Outstanding:	8,125,783

Net asset value, offering and redemption price per share ($81,075,829 / 8,125,783)	$9.98

The accompanying notes are an integral part of the financial statements.

11

SIRIOS FOCUS FUND

Statement of Operations

For the Period Ended April 30, 2014*

Investment Income
Dividends	$2,147,633
Less: foreign taxes withheld	(59,727)
Interest	1,081

Total investment income	2,088,987

Expenses
Advisory fees (Note 2)	193,691
Administration and accounting fees (Note 2)	28,689
Registration and filing fees	22,318
Audit fees	17,500
Legal fees	14,366
Transfer agent fees (Note 2)	11,285
Printing and shareholder reporting fees	9,612
Custodian fees (Note 2)	8,822
Trustees’ and officers’ fees (Note 2)	5,886
Other expenses	3,230

Total expenses before waivers and reimbursements	315,399

Less: waivers and reimbursements (Note 2)	(24,862)

Net expenses after waivers and reimbursements	290,537

Net investment income	1,798,450

Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(745,388)
Net realized loss from foreign currency transactions**	(82,590)
Net change in unrealized depreciation on investments	(486,614)
Net change in unrealized appreciation on foreign exchange translation	303
Net change in unrealized depreciation on forward foreign currency contracts***	(73,417)

Net realized and unrealized loss on investments	(1,387,706)

Net increase in net assets resulting from operations	$410,744

*	The Fund commenced operations on December 20, 2013.
**	Includes $75,399 realized loss on closed forward foreign currency contracts. Primary risk is foreign currency contracts.
***	Primary risk is foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

12

SIRIOS FOCUS FUND

Statement of Changes in Net Assets

For the Period Ended April 30, 2014*
Increase in net assets from operations:
Net investment income	$1,798,450
Net realized loss from investments, forward foreign exchange currency contracts and foreign currency transactions	(827,978)
Net change is unrealized depreciation from investments, forward foreign currency contracts and foreign currency translations	(559,728)

Net increase in net assets resulting from operations	410,744

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	80,665,085

Total increase in net assets	81,075,829

Net assets
Beginning of period	—

End of period	$81,075,829

Accumulated net investment income, end of period	$1,728,657

*	The Fund commenced operations on December 20, 2013.

The accompanying notes are an integral part of the financial statements.

13

SIRIOS FOCUS FUND

Financial Highlights

Contained below is per share operating performance data, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Period
	December 20, 2013*
	to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income(1)	0.33	(2)
Net realized and unrealized loss on investments	(0.35)

Net loss in net assets resulting from operations	(0.02)

Net asset value, end of period	$9.98

Total investment return(3)	(0.20)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$81,076
Ratio of expenses to average net assets	1.50	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.63	%(4)
Ratio of net investment income to average net assets	9.29	%(2)(4)
Portfolio turnover rate	76.17	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

For the period ended April 30, 2014, net investment income per share reflects the receipt of a special dividend which amounted to $0.35 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been (0.62)%.

(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

14

SIRIOS FOCUS FUND

Notes to Financial Statements

April 30, 2014

1. Organization and Significant Accounting Policies

The Sirios Focus Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on December 20, 2013. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers Class A, Class C, Institutional Class and Retail Class Shares. As of April 30, 2014, Class A, Class C and Retail Class Shares have not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Fundvantage Trust’s Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, which approximates market value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Forward exchange contracts are valued at the forward rate. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses). Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

15

SIRIOS FOCUS FUND

Notes to Financial Statements (Continued)

April 30, 2014

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

— Level 1 —	quoted prices in active markets for identical securities;

— Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

— Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The fair value of a Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2014, in valuing the Fund’s assets carried at fair value:

	Total Value at 04/30/14	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$68,704,368	$68,704,368	$—	$—
Warrants	397,720	397,720	—	—
Short-Term Investments	22,909,819	5,914,968	16,994,851	—
Derivatives:
Foreign Currency Contracts
Forward Foreign Currency Contracts	31,483	—	31,483	—

Total Assets	$92,043,390	$75,017,056	$17,026,334	$—

16

SIRIOS FOCUS FUND

Notes to Financial Statements (Continued)

April 30, 2014

			Level 2
			Other	Level 3
		Level 1	Significant	Significant
	Total Value at	Quoted	Observable	Unobservable
	04/30/14	Price	Inputs	Inputs
Derivatives:
Foreign Currency Contracts
Forward Foreign Currency Contracts	$(104,900)	$—	$(104,900)	$—

Total Liabilities	$(104,900)	$—	$(104,900)	$—

*    Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also require the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

17

SIRIOS FOCUS FUND

Notes to Financial Statements (Continued)

April 30, 2014

For the period ended April 30, 2014, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carry forwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

18

SIRIOS FOCUS FUND

Notes to Financial Statements (Continued)

April 30, 2014

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Forward Foreign Currency Contracts — A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a fund manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. The fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The Forward Contract held as of April 30, 2014, as disclosed in the Portfolio of Investments, and the amounts of realized gain/(loss) and changes in net unrealized appreciation/(depreciation) on Forward Contracts as disclosed in the Statements of Operations serve as indicators of the volume of Forward Contracts for the period ended April 30, 2014.

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less

19

SIRIOS FOCUS FUND

Notes to Financial Statements (Continued)

April 30, 2014

governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

2. Transactions with Affiliates and Related Parties

Sirios Capital Management, L.P. (“Sirios” or the “Adviser”) serves as the investment advisor to the Fund pursuant to an investment advisory agreement with the Trust (“Advisory Agreement”). For its services, the Adviser earns a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent that the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, exceed 1.50% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2017, unless the Board of Trustees approves its earlier termination. The Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. As of April 30, 2014, the amount of potential recovery is as follows:

Expiration

April 30, 2017

$24,862

As of April 30, 2014, investment advisory fees payable to the Adviser were $72,570. For the period ended April 30, 2014, the Adviser waived fees of $24,862.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets, subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly account-based service fee based on the number of shareholder accounts subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets, subject to certain minimum monthly fees.

20

SIRIOS FOCUS FUND

Notes to Financial Statements (Continued)

April 30, 2014

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2014 was $2,576. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

From December 20, 2013, commencement of operations, to April 30, 2014, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$107,513,036	$37,558,788

4. Capital Share Transactions

From December 20, 2013, commencement of operations, to April 30, 2014, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Period Ended
	April 30, 2014
	Shares	Value
Sales	9,654,929	$95,864,794
Redemptions	(1,529,146)	(15,199,709)

Net Increase	8,125,783	$80,665,085

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state, and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the

21

SIRIOS FOCUS FUND

Notes to Financial Statements (Continued)

April 30, 2014

year ended April 30, 2014, these adjustments were to decrease accumulated net investment income by $69,793, to increase accumulated net realized gains/(loss) by $82,590 and decrease paid-in-capital by $12,797, which were primarily attributable to disallowed expenses and treatment of foreign currency gain/(loss). Net investment income, net realized gains and net assets were not affected by these adjustments.

For the period ended April 30, 2014, the Fund had no ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2014, the components of distributable earnings on a tax basis were as follows:

				Other
Capital Loss	Undistributed	Undistributed	Unrealized	Temporary
Carryforward	Ordinary Income	Long-Term Gain	(Depreciation)	Differences
$ —	$1,942,932	$—	$(1,511,322)	$(8,069)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$93,523,532

Gross unrealized appreciation	$1,808,905
Gross unrealized depreciation	(3,320,530)

Net unrealized depreciation	$(1,511,625)

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the period ended April 30, 2014, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2014. For the period ended April 30, 2014, the Fund had no capital loss deferrals.

Accumulated capital losses represent net capital loss carryovers as of April 30, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain

22

SIRIOS FOCUS FUND

Notes to Financial Statements (Concluded)

April 30, 2014

their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of April 30, 2014, the Fund did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

23

SIRIOS FOCUS FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and

Shareholders of the Sirios Focus Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Sirios Focus Fund (one of the series constituting FundVantage Trust) (the “Fund”) as of April 30, 2014, and the related statements of operations, changes in net assets, and financial highlights for the period from December 20, 2013 (commencement of operations) to April 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Sirios Focus Fund of FundVantage Trust at April 30, 2014, and the results of its operations, the changes in its net assets, and its financial highlights for the period from December 20, 2013 (commencement of operations) to April 30, 2014, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 27, 2014

24

SIRIOS FOCUS FUND

Shareholder Tax Information

(Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

25

SIRIOS FOCUS FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 640-5704 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Advisory Agreement

At an in-person meeting held on September 24, 2013 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved an advisory agreement (the “Agreement”) between Sirios Capital Management, L.P. (“Sirios” or the “Adviser”) and the Trust, on behalf of the Sirios Focus Fund (the “Fund”). In determining whether to approve the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services to be performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance of similarly managed accounts, (v) the capitalization and financial condition of the Adviser, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund and (x) compliance with federal securities laws and other regulatory requirements. Sirios also provided its code of ethics, most recent Form ADV and compliance policies and procedures, including its proxy voting policies and procedures, for the Trustees’ review and consideration. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement.

26

SIRIOS FOCUS FUND

Other Information

(Unaudited)

Representatives from Sirios attended the Meeting both in person and telephonically and discussed the firm’s history, performance and investment strategy in connection with the proposed approval of the Agreement and answered questions from the Board.

The Trustees reviewed performance information for Sirios’ separately managed accounts, including an account managed by the Adviser in a substantially similar manner as the Fund, including a comparison to the S&P 500 Index, on a since inception basis through July 31, 2013.

Sirios provided information regarding its proposed advisory fee and an analysis of its fee in relation to the delivery of services to be provided to the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees also reviewed information regarding the fees the Adviser charges to certain other clients and evaluated explanations provided by the Adviser as to differences in the fees proposed to be charged to the Fund and other accounts managed by the Adviser. The Trustees also reviewed fees charged by other advisers that manage comparable mutual funds with similar strategies. The Trustees noted that the Fund’s proposed advisory fee and expense ratio were higher than the median of the advisory fees and total expense ratios, both gross and net, of funds in the Lipper Multi-Cap Core Fund category, which was represented to the Board as the most appropriate peer category for comparison, with a no load, front-end load or institutional share class. Although the Fund’s proposed advisory fee and total expense ratio were higher than the median of the Fund’s Lipper peer group, the Trustees concluded that the proposed advisory fee and services to be provided by Sirios are sufficiently consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting.

The Board considered the level and depth of knowledge of Sirios, including the professional experience and qualifications of its senior personnel. The Board also took into account Sirios’ compliance policies and procedures and statements made by the Trust’s Chief Compliance Officer regarding Sirios’ compliance program. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Fund’s investments on the one hand, and the investments of other accounts, on the other. The Trustees reviewed the services to be provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services to be provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and that the Fund is likely to benefit from the provision of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively.

The Trustees considered the anticipated costs of the services to be provided by the Adviser, the proposed compensation and expected benefits to be received by the Adviser in providing services to the Fund, as well as the Adviser’s anticipated profitability. The Trustees were provided with a profit and loss statement prepared by Sirios. The Trustees noted that the Adviser’s level of profitability is an appropriate factor to consider, and the Trustees should be satisfied that the Adviser’s profits are sufficient to continue

27

SIRIOS FOCUS FUND

Other Information

(Unaudited) (Concluded)

as a healthy concern generally and as investment adviser of the Fund specifically. The Trustees concluded that Sirios’ contractual advisory fee level was reasonable in relation to the nature and quality of the services to be provided, taking into account the projected growth and size of the Fund, and the expense limitations agreed to by the Adviser.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees noted that economies of scale may be achieved at higher asset levels for the Fund for the benefit of fund shareholders, but that because such economies of scale did not yet exist and were not likely to exist in the near term, it was not appropriate to incorporate a mechanism for sharing the benefit of such economies with Fund shareholders in the advisory fee structure at this time.

In voting to approve the Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the approval of the Agreement would be in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the Agreement for an initial two-year period.

28

SIRIOS FOCUS FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 640-5704.

29

SIRIOS FOCUS FUND

Fund Management

(Unaudited)

  FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

  The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

  The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (866) 640-5704.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	32	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	32	None.

30

SIRIOS FOCUS FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	32	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing 2003 to 2008.	32	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

31

SIRIOS FOCUS FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	32	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

32

SIRIOS FOCUS FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

33

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[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Sirios Capital Management, L.P.

One International Place

Boston, MA 02110

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassat Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

SIRIOS FOCUS FUND

of

FundVantage Trust

Institutional Class Shares

ANNUAL REPORT

April 30, 2014

This report is submitted for the general information of the shareholders of the Sirios Focus Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Sirios Focus Fund.

SKYBRIDGE DIVIDEND VALUE FUND

Annual Investment Adviser’s Report

April 30, 2014

(Unaudited)

Dear Fellow Shareholder,

We are very excited to announce the successful launch of our SkyBridge Dividend Value Fund on April 8th, 2014. Mutual fund launches are as much an art as science, and we spent a lot of time planning our approach. Fortunately, the execution went off without a hitch, and we were fully invested from the market opening. Being fully invested is an important part of our strategy and it was especially important on April 8th because the S&P 500, our benchmark, was up almost 50 basis points. We were pleased with the opportunity to participate in the market rally, and plan to keep the fund fully invested at all times.

The S&P 500 was up 1.8% between April 8th and April 30th, which is our fund’s fiscal year end. Underweighting the financial sector helped relative performance, while overweighting the consumer discretionary sector hurt relative performance. The top three performing companies over the time period were PBF Energy Inc., Apple Inc., and Lorillard, Inc. The bottom three performing companies were GameStop Corp., Coach, Inc., and Lexmark International, Inc.

The Fund invests primarily in dividend yielding equity securities for which there is no guarantee that a company will increase or continue to pay dividends over time. The fund is subject to overall market risks which will cause its value to fluctuate over time as well as the Adviser’s ability to select securities to meet its objective.

Our rules-based process allows us to take a long view, and the goal of our strategy is to outperform the S&P 500 over three year rolling time periods (net of fees and expenses). The repeatable process seeks to identify profitable, attractively valued securities with appealing dividends and favors long term gains. We believe the current low interest rate environment generally favors equities over bonds, especially considering the tax advantages of equity dividends over bond income. As always, we thank you for your support.

Sincerely,

Brendan Voege

Portfolio Manager

Current and future portfolio holdings are subject to change and risk.

1

SKYBRIDGE DIVIDEND VALUE FUND

Fund Expense Disclosure

April 30, 2014

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested from the commencement of operations, through April 30, 2014 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2

SKYBRIDGE DIVIDEND VALUE FUND

Fund Expense Disclosure (Concluded)

April 30, 2014

(Unaudited)

	SkyBridge Dividend Value
	Beginning Account Value†	Ending Account Value April 30, 2014	Expenses Paid During Period*
Class I Shares
Actual	$1,000.00	$1,023.00	$0.61
Hypothetical (5% return before expenses)	1,000.00	1,019.84	5.01

†	Class I Shares commenced operations on April 8, 2014.

*

Expenses are equal to the Fund’s annualized expense ratio for the period beginning April 8, 2014, commencement of operations, to April 30, 2014 of 1.00% for Class I Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (22), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual total returns for the Fund since commencement of operations of 2.30% for Class I Shares. Hypothetical expenses are as if the Class I Shares had been in existence from November 1, 2013, and are equal to the Class I Shares annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by 365 to reflect the period.

3

SKYBRIDGE DIVIDEND VALUE FUND

Portfolio Holdings Summary Table

April 30, 2014

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net
	Assets	Value
COMMON STOCKS:
Consumer Staples	26.1%	$30,455
Consumer Discretionary	25.0	29,126
Information Technology	19.0	22,229
Telecommunication Services	9.5	11,028
Energy	7.1	8,262
Health Care	6.5	7,615
Industrials	5.2	6,105
Short-Term Investment	42.8	49,907
Liabilities in Excess of Other Assets	(41.2)	(48,037)

NET ASSETS	100.0%	$116,690

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

4

SKYBRIDGE DIVIDEND VALUE FUND

Portfolio of Investments

April 30, 2014

	Number
	of Shares	Value

COMMON STOCKS — 98.4%
Consumer Discretionary — 25.0%
Coach, Inc.	75	$3,349
Gamestop Corp., Class A	86	3,412
Interpublic Group of Cos., Inc. (The)	224	3,902
L Brands, Inc.	65	3,523
Mattel, Inc.	96	3,765
McDonald’s Corp.	38	3,852
Omnicom Group, Inc.	53	3,587
Tupperware Brands Corp.	44	3,736

		29,126

Consumer Staples — 26.1%
Altria Group, Inc.	97	3,891
Coca-Cola Co. (The)	94	3,834
Dr Pepper Snapple Group, Inc.	68	3,769
Kellogg Co.	56	3,742
Kraft Foods Group, Inc.	63	3,582
Lorillard, Inc.	68	4,041
Philip Morris International, Inc.	44	3,759
Reynolds American, Inc.	68	3,837

		30,455

Energy — 7.1%
Chevron Corp.	31	3,891
PBF Energy, Inc., Class A	142	4,371

		8,262

Health Care — 6.5%
Merck & Co., Inc.	67	3,924
Pfizer, Inc.	118	3,691

		7,615

Industrials — 5.2%
General Electric Co.	142	3,818

	Number
	of Shares	Value

COMMON STOCKS — (Continued)
Industrials — (Continued)
RR Donnelley & Sons Co.	130	$2,287

		6,105

Information Technology — 19.0%
Apple, Inc.	7	4,131
CA, Inc.	118	3,557
Cisco Systems, Inc.	161	3,721
Intel Corp.	139	3,710
Lexmark International, Inc., Class A	80	3,439
Symantec Corp.	181	3,671

		22,229

Telecommunication Services — 9.5%
AT&T, Inc.	103	3,677
Verizon Communications, Inc.	75	3,505
Windstream Holdings, Inc.	424	3,846

		11,028

TOTAL COMMON STOCKS (Cost $113,335)		114,820

The accompanying notes are an integral part of the financial statements.

5

SKYBRIDGE DIVIDEND VALUE FUND

Portfolio of Investments (Concluded)

April 30, 2014

	Number
	of Shares	Value

SHORT-TERM INVESTMENT — 42.8%
Money Market Fund — 42.8%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.01%, (a)	49,907	$49,907

TOTAL SHORT-TERM INVESTMENT (Cost $49,907)		49,907

TOTAL INVESTMENTS - 141.2% (Cost $163,242)		164,727
LIABILITIES IN EXCESS OF OTHER ASSETS - (41.2)%		(48,037)

NET ASSETS - 100.0%		$116,690

(a)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2014.

The accompanying notes are an integral part of the financial statements.

6

SKYBRIDGE DIVIDEND VALUE FUND

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value (Cost $163,242)	$164,727
Receivable from Investment Adviser	25,424
Receivable for investments sold	2,277
Dividends and interest receivable	51
Prepaid expenses and other assets	607

Total assets	193,086

Liabilities
Payable for investments purchased	51,130
Payable for audit fees	9,929
Payable for administration and accounting fees	4,943
Payable for transfer agent fees	2,092
Payable for custodian fees	1,375
Accrued expenses	6,927

Total liabilities	76,396

Net Assets	$116,690

Net Assets Consisted of:
Capital stock, $0.01 par value	$114
Paid-in capital	114,886
Accumulated net investment income	31
Accumulated net realized gain from investments	174
Net unrealized appreciation on investments	1,485

Net Assets	$116,690

Class I:
Net asset value, offering and redemption price per share ($116,690 / 11,412)	$10.23

The accompanying notes are an integral part of the financial statements.

7

SKYBRIDGE DIVIDEND VALUE FUND

Statement of Operations

For the Period Ended April 30, 2014*

Investment Income
Dividends	$70

Total investment income	70

Expenses
Advisory fees (Note 2)	30
Audit fees	9,929
Administration and accounting fees (Note 2)	4,943
Legal fees	2,208
Transfer agent fees (Note 2)	2,092
Registration and filing fees	2,000
Custodian fees (Note 2)	1,375
Trustees’ and officers’ fees (Note 2)	1,250
Printing and shareholder reporting fees	1,083
Other expenses	583

Total expenses before waivers and reimbursements	25,493

Less: waivers and reimbursements (Note 2)	(25,454)

Net expenses after waivers and reimbursements	39

Net investment income	31

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	174
Net change in unrealized appreciation on investments	1,485

Net realized and unrealized gain on investments	1,659

Net increase in net assets resulting from operations	$1,690

*	The Fund commenced operations on April 8, 2014.

The accompanying notes are an integral part of the financial statements.

8

SKYBRIDGE DIVIDEND VALUE FUND

Statement of Changes in Net Assets

For the Period Ended April 30, 2014*
Increase in net assets from operations:
Net investment income	$31
Net realized gain from investments	174
Net change in unrealized appreciation from investments	1,485

Net increase in net assets resulting from operations	1,690

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	115,000

Total increase in net assets	116,690

Net assets
Beginning of period	—

End of period	$116,690

Accumulated net investment income, end of period	$31

*	The Fund commenced operations on April 8, 2014.

The accompanying notes are an integral part of the financial statements.

9

SKYBRIDGE DIVIDEND VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the
	Period
	April 8, 2014*
	to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income(1)	—	(2)
Net realized and unrealized gain on investments	0.23

Net increase in net assets resulting from operations	0.23

Net asset value, end of period	$10.23

Total investment return(3)	2.30%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$117
Ratio of expenses to average net assets	1.00	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	646.65	%(4)
Ratio of net investment income to average net assets	0.79	%(4)
Portfolio turnover rate	1.98	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

10

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements

April 30, 2014

1. Organization and Significant Accounting Policies

The SkyBridge Dividend Value Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced operations on April 8, 2014. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers Class A, Class C and Class I Shares. As of April 30, 2014, the Class A and Class C Shares had not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

— Level 1 —	quoted prices in active markets for identical securities;

— Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

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SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2014

— Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2014, in valuing the Fund’s investments carried at fair value:

			Level 2
			Other	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	04/30/14	Prices	Inputs	Inputs
Common Stocks*	$114,820	$114,820	$—	$—
Short-Term Investment	49,907	49,907	—	—

Total Investments	$164,727	$164,727	$—	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the

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SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2014

end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended April 30, 2014, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers, are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

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SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2014

2. Transactions with Affiliates and Related Parties

SkyBridge Capital II, LLC (“SkyBridge” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its management fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding 12b-1 fees and any other expenses designated as being class-specific, as well as interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed (on an annual basis) 1.00% with respect to Institutional Class shares of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until April 8, 2017, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. As of April 30, 2014, the amount of potential recovery was as follows:

Expiration

April 30, 2017

$25,454

As of April 30, 2014, investment advisory fees accrued and waived were $30. For the period ended April 30, 2014, the Adviser reimbursed fees of $25,424.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly account-based service fee based on the number of shareholder accounts subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

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SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2014

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. No remuneration was paid to the Trustees by the Fund during the period ended April 30, 2014. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the period ended April 30, 2014, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$115,438	$2,277

4. Capital Share Transactions

For the period from April 8, 2014, commencement of operations, to April 30, 2014, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Period Ended April 30, 2014
	Shares	Amount
Class I Shares
Sales	11,412	$115,000
Reinvestments	—	—
Redemption Fees	—	—
Redemptions	—	—

Net increase	11,412	$115,000

Total Net Increase	11,412	$115,000

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

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SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2014

For the period ended April 30, 2014, no distributions were paid by the Fund.

As of April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation
$ —	$205	$—	$1,485

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$163,242

Gross unrealized appreciation	$2,360
Gross unrealized depreciation	(875)

Net unrealized appreciation	$1,485

Pursuant to the federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the period ended April 30, 2014, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2014. For the period ended April 30, 2014, the Fund had no short-term capital loss deferrals and no long-term capital loss deferrals.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of April 30, 2014, the Fund did not have any capital loss carryforwards.

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SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Concluded)

April 30, 2014

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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SKYBRIDGE DIVIDEND VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the FundVantage Trust

and Shareholders of the SkyBridge Dividend Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the SkyBridge Dividend Value Fund (one of the series constituting FundVantage Trust) (the “Fund”) as of April 30, 2014, and the related statements of operations, changes in net assets, and financial highlights for the period from April 8, 2014 (commencement of operations) to April 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the SkyBridge Dividend Value Fund of FundVantage Trust at April 30, 2014, and the results of its operations, the changes in its net assets, and its financial highlights for the period from April 8, 2014 (commencement of operations) to April 30, 2014, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 27, 2014

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SKYBRIDGE DIVIDEND VALUE FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2014, the Fund paid no ordinary income dividends and no long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

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SKYBRIDGE DIVIDEND VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 919-6885 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Advisory Agreement

At an in-person meeting held on December 17/18, 2013 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved an advisory agreement (the “Agreement”) between SkyBridge Capital II, LLC (“SkyBridge” or the “Adviser”) and the Trust, on behalf of the SkyBridge Dividend Value Fund (the “Fund”). In determining whether to approve the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services to be performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance of similarly managed accounts, (v) the capitalization and financial condition of the Adviser, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund and (x) compliance with federal securities laws and other regulatory requirements. SkyBridge also provided its code of ethics, most recent Form ADV and compliance policies and procedures, including its proxy voting policies and procedures, for the Trustees’ review and consideration. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement.

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SKYBRIDGE DIVIDEND VALUE FUND

Other Information

(Unaudited) (Continued)

Representatives from SkyBridge attended the Meeting both in person and telephonically and discussed the firm’s history, performance and investment strategy in connection with the proposed approval of the Agreement and answered questions from the Board.

The Trustees reviewed performance information for other accounts managed by SkyBridge, including a comparison to the HFRI Fund of Funds Composite Index, on a one year, three year, five year, ten year and since inception basis through October 31, 2013.

SkyBridge provided information regarding its proposed advisory fee and an analysis of its fee in relation to the delivery of services to be provided to the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees also reviewed information regarding the fees the Adviser charges to certain other clients and evaluated explanations provided by the Adviser as to differences in the fees proposed to be charged to the Fund and other accounts managed by the Adviser. The Trustees also reviewed fees charged by other advisers that manage comparable mutual funds with similar strategies. The Trustees received a peer comparison which showed the median advisory fees and total expenses, net and gross, for load, no-load and institutional share classes of funds in the Lipper Large Cap Fund category, which was represented to the Board as the Fund’s most appropriate peer category. The Trustees concluded that the proposed advisory fee and services to be provided by SkyBridge are sufficiently consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting.

The Board considered the level and depth of knowledge of SkyBridge, including the professional experience and qualifications of its senior personnel. The Board also took into account SkyBridge’s compliance policies and procedures and statements made by the Trust’s Chief Compliance Officer regarding SkyBridge’s compliance program. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Fund’s investments on the one hand, and the investments of other accounts, on the other. The Trustees reviewed the services to be provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services to be provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and that the Fund is likely to benefit from the provision of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively.

The Trustees considered the anticipated costs of the services to be provided by the Adviser, the proposed compensation and expected benefits to be received by the Adviser in providing services to the Fund, as well as the Adviser’s anticipated profitability. The Trustees were provided with a profit and loss statement prepared by SkyBridge. The Trustees noted that the Adviser’s level of profitability is an appropriate factor to consider, and the Trustees should be satisfied that the Adviser’s profits are sufficient to continue as a healthy concern generally and as investment adviser of the Fund specifically. The Trustees concluded that SkyBridge’s contractual advisory fee level was reasonable in relation to the nature and quality of

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SKYBRIDGE DIVIDEND VALUE FUND

Other Information

(Unaudited) (Concluded)

the services to be provided, taking into account the projected growth and size of the Fund, and the expense limitations agreed to by the Adviser.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees noted that economies of scale may be achieved at higher asset levels for the Fund for the benefit of fund shareholders, but that because such economies of scale did not yet exist and were not likely to exist in the near term, it was not appropriate to incorporate a mechanism for sharing the benefit of such economies with Fund shareholders in the advisory fee structure at this time.

In voting to approve the Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the approval of the Agreement would be in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the Agreement for an initial two-year period.

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SKYBRIDGE DIVIDEND VALUE FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 919-6885.

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SKYBRIDGE DIVIDEND VALUE FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 919-6885.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	32	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	32	None.

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SKYBRIDGE DIVIDEND VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	32	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing 2003 to 2008.	32	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

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SKYBRIDGE DIVIDEND VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	32	None.

1 Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

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SKYBRIDGE DIVIDEND VALUE FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001;
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

27

Investment Adviser

SkyBridge Capital II, LLC

527 Madison Avenue, 16th Floor

New York, New York 10022

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

SkyBridge Dividend

Value Fund

of

FundVantage Trust

Class I Shares

ANNUAL REPORT

April 30, 2014

This report is submitted for the general information of the shareholders of the SkyBridge Dividend Value Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the SkyBridge Dividend Value Fund.

WHV INTERNATIONAL EQUITY FUND

Annual Investment Adviser’s Report

April 30, 2014

(Unaudited)

Dear WHV International Equity Fund Shareholder,

Market Overview

Developed markets around the world posted very strong returns for the year ending April 30, 2014, as the economic recoveries in the U.S. and most developed foreign countries gained momentum. In contrast, emerging markets struggled as the U.S. Federal Reserve Bank began to taper its Quantitative Easing (QE) program, prompting capital outflows which, in turn, revealed structural issues facing certain emerging market countries. Reflecting this divergence, the S&P 500 Index gained 20.2% and Fund’s benchmark, the MSCI Europe, Australasia and Far East (EAFE) Index gained 13.8%, while the MSCI Emerging Markets Index declined -1.5%.

For the second year in a row, the S&P 500 and MSCI EAFE Indices outperformed the MSCI Emerging Market Index, though leadership shifted from the EAFE to the U.S. benchmark. The U.S. outperformed as the economy continued to show signs of strength, so much so that in late 2013, the U.S. Federal Reserve began its program of tapering its asset purchases, reflecting its view that the U.S. economy is on a solid path towards recovery. Multiple expansion was a driving force for U.S. markets, which is to be expected in the current low inflation environment and in the earlier part of the business cycle as we believe investors are willing to pay higher multiples for the expectation of future earnings.

In the developed world outside of the U.S., Europe’s recovery continued, albeit slowly. The fear of deflation in the Eurozone persists, and there is an expectation that the European Central Bank may eventually have to ease further, perhaps even embarking on its own QE program. In Japan, the reforms launched by Prime Minister Shinzo Abe, embracing the “three arrows” of reform — monetary easing, fiscal stimulus and structural reforms — appear to have stalled, though it is unclear if this is a temporary impact due to the recent consumption tax increase.

In managing the portfolio for the WHV International Equity Fund, we believe that China is of particular importance, given that the country is the largest source of demand for many natural resources and the largest source of incremental demand for energy. The past year has been eventful for China, as the new leadership team of Xi Jinping, General Secretary, and Li Keqiang, Premier, began to outline priorities for reform and growth. Notably during the year, the conversation around China became focused on the government’s goal of shifting the Chinese economy from being investment led to consumption led. The WHV International Equity team believes that this process will take longer than some expect to transpire because the factors that contributed to China’s unbalanced economy — from the subsidization of state owned enterprises enabled by the financial repression of the household sector to the deeply entrenched habit of saving for the future in the absence of a social safety net — are not easily reversed. Perhaps a more important consideration is that the Chinese government has redoubled its efforts to urbanize its population, reflecting its understanding that a more urban population will help to drive the desired shift to consumption-led growth.

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WHV INTERNATIONAL EQUITY FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2014

(Unaudited)

Performance Review

The WHV International Equity Fund gained 15.18% (Class I Shares–no load), 14.90% (Class A Shares–without load), and 8.31% (Class A Shares–with load) for the fiscal year ending April 30, 2014, outperforming the Fund’s benchmark, the MSCI EAFE Index, which returned 13.80% during this period.

WHV International Equity Fund Top Contributors and Detractors1

Largest Contributors	Average Weight (%)	Contribution (%)
Weatherford International, Ltd.	4.58	2.61
Schlumberger N.V.	5.34	1.98
Nabors Industries, Ltd.	3.01	1.90
Canadian Pacific Railway.	6.55	1.58
Canadian Natural Resources, Ltd.	3.45	1.39

Largest Detractors	Average Weight (%)	Contribution (%)
Noble Corp.	4.45	(0.71)
Potash Corp. of Saskatchewan, Inc.	2.99	(0.67)
Vale S.A.	1.89	(0.40)
Ensco PLC.	0.92	(0.24)
Transocean, Ltd.	1.62	(0.19)

The energy sector was the largest contributor to outperformance during the period. This was in part due to our overweight of the sector which turned in strong performance as oil prices recovered from their early 2013 slump. Oil prices posted a strong year as the global economic recovery gained momentum and as the industry witnessed production curtailments and shortfalls due to geopolitical and geological factors, respectively. We believe that the consistently high price of oil reflects the fact that global supply and demand are relatively balanced, spare capacity is low and the cost of finding and developing new resources is high, which together provide a long-term floor for the price of oil.

Stock selection was responsible for nearly half of the outperformance emanating from the energy sector. The WHV International Equity Fund investments were primarily in services companies which benefitted from the backdrop of strong spending by energy companies, which was made possible by the high oil prices discussed above. Services companies, such as long-term holding Weatherford, turned in outstanding performance.

Strong stock selection in the industrials sector also contributed to the Fund’s outperformance. Canadian Pacific Railways, a long-term holding in the Fund, turned in strong performance as the company leveraged to the strengthening economies of the United States and Canada. Canadian Pacific Railways has experienced three years of exceptional outperformance as the turnaround under new CEO and railroad industry legend Hunter Harrison has consistently exceeded expectations.

The materials sector was the largest detractor from performance as a number of holdings underperformed. It was a challenging year for both the Fund’s fertilizer and mining holdings. The largest detractor from performance in the

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WHV INTERNATIONAL EQUITY FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2014

(Unaudited)

materials sector was Potash Corp. of Saskatchewan. Potash had a difficult start to the period as grain prices moved down from their highs of late 2012. These high prices were the result of the significant drought that impacted North America in 2012, driving grain and fertilizer prices up. However, in response to meaningful planting and solid crop conditions in 2013, grain and fertilizer prices started to decline. For the potash industry, these declines were compounded dramatically when Uralkali,2 one of the largest global potash producers, withdrew from the Belarus Potash Company (BPC), one of the two global marketing organizations for potash, declaring that it would pursue a volume over price strategy. This move shook the fertilizer complex as the potash industry had been known to exhibit impressive discipline, pursuing price over volume in order to maintain margins. Potash Corp has recovered much of the ground lost when the stock fell following Uralkali’s departure from BPC. We continue to believe that Potash represents an attractive investment due to its leadership position in the global potash industry as well as its strong management and commitment to returning increasing cash flows to shareholders.

Similarly, our investments in the mining industry faced a challenging year ended April 30, 2014. Of note, Vale, a long-term holding of the Fund, underperformed amid an environment of concern about demand growth for its key product, iron ore, and due to what we view as excessive penalization for company-specific issues. Reforms in China intended to shift the country from being investment-led to consumption-led have raised investor concern that demand for Vale’s iron ore will decline. However, demand for imported iron ore, particularly the high-quality ore that Vale produces, reached record highs in early 2014 as Chinese steel production growth has continued to surprise to the upside and the percent of iron ore needs met by imported ore grew. At the same time, Vale has made strides to resolve long-standing issues, such as a tax dispute with the Brazilian government, resolving a long-term overhang on the stock. Management is also focusing on cutting costs as it grows production by nearly 50% over the next five years, further reducing its already low iron ore unit costs.

Outlook

Our top-down investment style overweights what we believe to be the most attractive global economic sectors and underweights the least attractive sectors.3 The sector strategy is based on identifying investment supercycle growth trends projected over the long term.

One of the key pillars of our current positioning is our belief that the world will continue to struggle to fulfill its ever-growing demand for oil. This may surprise some who have read about the significant increase in oil production in the United States over the past five years due to horizontal drilling and fracking technology unlocking shale oil reserves. While we acknowledge that this is an exciting development, and one which we have monitored closely, oil markets are global and therefore one must consider the global supply and demand picture when forecasting oil price direction.

We find that despite the U.S. shale oil revolution, the global oil supply picture remains constrained. Whether for political or geological reasons, the path towards oil exploration and production outside of the U.S. remains challenging and increasingly expensive. This year’s conflict between Ukraine and Russia has garnered the most energy-related headlines, but the past year has also seen curtailed production in Libya, Iran, Iraq, Nigeria, Venezuela and South Sudan.

At the same time, headlines about slowing growth in the emerging markets have led some to conclude that oil demand growth is a thing of the past. However, this is far from the case. Demand from non-OECD countries continues to drive global oil demand growth as it has in recent years, while OECD demand growth was actually positive last year

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WHV INTERNATIONAL EQUITY FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2014

(Unaudited)

for the first time since 2010 as the European economy recovered and the U.S. saw demand increase on the back of an increase in industrial uses.

As the global economic recovery gains steam — which we continue to expect despite the slow start to the year — history would suggest that global oil demand growth will also accelerate as oil demand and global economic growth are positively correlated. We expect that the global oil price will remain well-supported as increased demand meets persistently challenged supply, benefitting our investments in the energy sector.

Similarly, we expect that the transition from an investment to consumption led economy in China will take longer and prove to be more challenging than is widely expected. Further, we believe that the government-supported push toward urbanization will continue to generate demand for the most important resources in our portfolio in addition to energy (discussed above), including iron ore, copper and metallurgical coal. We believe that this demand, when coupled with specific supply-side factors for our preferred resources and company-specific conditions for our equity investments, should allow our investments in the materials sector to produce attractive returns over our three to five year time horizon.

Supply challenges are central to our energy and natural resource investment rationale and we expect these to continue to play out. The argument is not that new supply will not be developed — ours has never been a story of a dearth of resources in the ground — but that supply does not respond as quickly or orderly as project timelines may lead one to believe. We have seen this happen repeatedly and it continues to happen with oil, iron ore, copper, potash, etc. The intersection of demand growth and constrained and increasingly expensive supply growth is where outperformance originates.

We thank you for your investment in the Fund and for your continued support of our firm.

WHV International Equity Portfolio Management Team

1The holdings identified above may not be representative of the Fund’s current or future investments and are subject to risk. Holdings are provided for informational purposes only and should not be construed as a recommendation to buy or sell the securities mentioned. Financial Intermediaries please contact the WHV Sales Support team at 855.417.8474 or direct investors please call 888.948.4685 to obtain the methodology for calculating the top and bottom performance contributing holdings, and a list showing every holding’s contribution to the overall Fund’s performance during the quarter. Past performance does not guarantee future results.

2Not a current holding in the WHV International Equity Fund.

3Sectors mentioned are presented to illustrate sectors in which the Fund may invest. Holdings are provided for illustrative purposes only and are subject to change.

Nothing presented herein is intended to constitute investment advice and no investment decision should be made based on any information provided herein. Information provided reflects the views of the Fund’s portfolio management team as of a particular time. Such views are subject to change without notice. Any information regarding holdings, allocations and other characteristics are for illustrative purposes only and may not be representative of any current or future investments or allocations. Nothing contained herein should be construed as a recommendation to purchase or sell a particular security or follow any strategy or allocation. Any forward looking statements or forecasts are based on assumptions and actual results may vary from any such statements or forecasts. No reliance should be placed on any such statements or forecasts when making any investment decision. While the Fund’s portfolio management team has used reasonable efforts to obtain information from reliable sources, we make no representations or warranties as to the accuracy, reliability or completeness of third party information presented herein.

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WHV INTERNATIONAL EQUITY FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2014

(Unaudited)

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. Please note an investor cannot invest directly in an index.

The MSCI Emerging Markets Index is a float-adjusted market capitalization index that is designed to measure equity market performance in global emerging markets. It is impossible to invest directly in an index.

Unmanaged index returns assume reinvestment of any and all distributions. Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes.

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2014 and reflects the views of the Fund’s portfolio management team at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

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WHV INTERNATIONAL EQUITY FUND

Annual Report

Performance Data

April 30, 2014

(Unaudited)

Comparison of Change in Account Value of $10,000 Investment in the WHV International Equity Fund

Class A Shares vs. MSCI EAFE Index (gross)

Class A Shares growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Average Annual Total Returns For the Periods Ended April 30, 2014
	1 Year	3 Years	Since Inception
Class A Shares (without sales charge)*	14.90%	1.85%	9.78%
Class A Shares (with sales charge)*	8.31%	-0.14%	8.42%
MSCI EAFE Index (gross)	13.80%	6.15%	10.25%*	*

*	Class A Shares of the WHV International Equity Fund (the “Fund”) commenced operations on July 31, 2009.

**	Benchmark performance is from the inception date of Class A Shares of the Fund (July 31, 2009) only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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WHV INTERNATIONAL EQUITY FUND

Annual Report

Performance Data

April 30, 2014

(Unaudited)

Comparison of Change in Account Value of $500,000 Investment in the WHV International Equity Fund

Class I Shares vs. MSCI EAFE Index (gross)

Average Annual Total Returns For the Periods Ended April 30, 2014
	1 Year	3 Years	5 Years	Since Inception
Class I Shares*	15.18%	2.11%	14.01%	17.71%
MSCI EAFE Index (gross)	13.80%	6.15%	14.10%	12.72%*	*

*	Class I Shares of the Fund commenced operations on December 19, 2008.

**	Benchmark performance is from the inception date of Class I Shares of the Fund (December 19, 2008) only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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WHV INTERNATIONAL EQUITY FUND

Annual Report

Performance Data (Concluded)

April 30, 2014

(Unaudited)

The Fund’s total annual Fund gross and net operating expense ratios are 1.46% and 1.50%, respectively, for Class A Shares and 1.21% and 1.25%, respectively, for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated September 1, 2013, as amended January 14, 2014, and may differ from the actual expenses incurred by the Fund for the period covered by this report. WHV Investment Management, Inc. (the “Adviser”), formerly Wentworth, Hauser and Violich, Inc., has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.25% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2016 unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the board of Trustees, such amounts reduced or reimbursed for a period of up to three years from the year on which the Adviser reduced its compensation and/or assumed expenses for the Fund. Total returns would be lower had such fees and expenses not been waived and/or reimbursed, or been higher had such fees and expenses been recouped.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund evaluates its performance as compared to that of the MSCI EAFE® Index [Europe, Australasia, Far East], which is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. It is impossible to invest directly in an index. As of April 30, 2014, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland,Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

All mutual fund investing involves risk, including possible loss of principal. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.

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WHV INTERNATIONAL EQUITY FUND

Fund Expense Disclosure

April 30, 2014

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2013 through April 30, 2014 for the Fund, and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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WHV INTERNATIONAL EQUITY FUND

Fund Expense Disclosure (Concluded)

April 30, 2014

(Unaudited)

	WHV International Equity Fund

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$1,066.50	$7.63
Hypothetical (5% return before expenses)	1,000.00	1,017.41	7.45
Class I Shares
Actual	$1,000.00	$1,067.80	$6.36
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.21

*Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2014 of 1.49% and 1.24% for Class A and Class I Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the Fund of 6.65% and 6.78% for Class A and Class I Shares, respectively.

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WHV INTERNATIONAL EQUITY FUND

Portfolio Holdings Summary Table

April 30, 2014

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Energy Equipment & Services	29.0%	$114,389,877
Metals & Mining	12.7	50,132,270
Road & Rail	11.3	44,742,653
Chemicals	8.9	35,093,627
Oil, Gas & Consumable Fuels	8.7	34,288,629
Food Products	7.0	27,567,141
Machinery	5.6	21,808,223
Beverages	3.9	15,365,917
Pharmaceuticals	3.3	12,919,719
Tobacco	2.8	11,106,331
Insurance	1.2	4,697,617
Real Estate Management & Development	1.1	4,219,039
Building Products	0.7	2,904,741
Capital Markets	0.3	1,234,422
Trading Companies & Distributors	0.2	591,844
Other Assets in Excess of Liabilities	3.3	13,163,945

NET ASSETS	100.0%	$394,225,995

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

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WHV INTERNATIONAL EQUITY FUND

Portfolio of Investments

April 30, 2014

	Number of Shares	Value

COMMON STOCKS — 96.7%
Australia — 4.7%
BHP Billiton, Ltd., SP ADR	264,705	$18,672,291

Bermuda — 5.2%
Bunge, Ltd.	27,765	2,211,482
Nabors Industries, Ltd	605,157	15,443,607
PartnerRe, Ltd.	26,155	2,756,737

		20,411,826

Brazil — 1.7%
Vale SA, SP ADR.	504,820	6,673,720

Canada — 27.4%
Agrium, Inc	100,265	9,632,459
Brookfield Asset Management, Inc., Class A	100,310	4,219,039
Canadian National Railway Co	321,865	18,851,633
Canadian Natural Resources, Ltd.	396,000	16,144,920
Canadian Pacific Railway, Ltd.	166,000	25,891,020
Ensign Energy Services, Inc.	44,810	702,845
Finning International, Inc.	21,775	591,844
Manulife Financial Corp	45,730	857,438
Potash Corp. of Saskatchewan, Inc.	286,680	10,366,349
Suncor Energy, Inc.	455,320	17,575,352
Talisman Energy, Inc.	55,020	568,357
Teck Resources, Ltd., Class B	111,925	2,548,532

		107,949,788

Curacao — 5.9%
Schlumberger, Ltd	230,670	23,424,538

	Number of Shares	Value
COMMON STOCKS — (Continued)
France — 0.3%
AXA SA, SP ADR	43,165	$1,083,442

Germany — 3.1%
BASF SE, SP ADR	109,830	12,383,332

Ireland — 6.3%
Allegion PLC	58,860	2,904,741
Eaton Corp. PLC	154,856	11,248,740
Ingersoll-Rand PLC	176,580	10,559,483

		24,712,964

Luxembourg — 4.0%
Tenaris SA, ADR	359,295	15,826,945

Netherlands — 6.1%
Core Laboratories NV	84,300	15,821,424
Unilever NV, NY Shares	188,275	8,061,936

		23,883,360

Norway — 0.2%
Yara International ASA, ADR.	16,160	759,519

Switzerland — 14.4%
Nestle SA, SP ADR	224,070	17,293,723
Novartis AG, ADR	148,605	12,919,719
Syngenta AG, ADR	24,850	1,951,968
UBS AG*	59,035	1,234,422
Weatherford International, Ltd.*.	1,105,310	23,211,510

		56,611,342

United Kingdom — 17.4%
British American Tobacco PLC, SP ADR.	96,560	11,106,331
Diageo PLC, SP ADR.	125,150	15,365,917
Ensco PLC, Class A.	124,800	6,296,159
Noble Corp. PLC	443,455	13,662,849

The accompanying notes are an integral part of the financial statements.

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WHV INTERNATIONAL EQUITY FUND

Portfolio of Investments (Concluded)

April 30, 2014

	Number of Shares	Value
COMMON STOCKS — (Continued)
United Kingdom — (Continued)
Rio Tinto PLC, SP ADR	409,610	$22,237,727

		68,668,983

TOTAL COMMON STOCKS (Cost $295,553,055).		381,062,050

TOTAL INVESTMENTS - 96.7% (Cost $295,553,055)		381,062,050

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.3%		13,163,945

NET ASSETS - 100.0%		$394,225,995

*	Non-income producing.

ADR	American Depositary Receipt
SP ADR	Sponsored American Depositary Receipt
PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.

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WHV INTERNATIONAL EQUITY FUND

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value (Cost $295,553,055 )	$381,062,050
Cash.	11,441,008
Receivable for capital shares sold	1,015,474
Dividends and interest receivable	1,538,909
Prepaid expenses and other assets	44,386

Total assets	395,101,827

Liabilities
Payable for capital shares redeemed	433,563
Payable to Investment Adviser	316,571
Payable for administration and accounting fees	47,644
Payable for transfer agent fees	27,402
Payable for custodian fees	8,851
Accrued expenses	41,801

Total liabilities	875,832

Net Assets.	$394,225,995

Net Assets Consist of:
Capital stock, $0.01 par value	$167,600
Paid-in capital	313,896,347
Accumulated net investment income	2,678,827
Accumulated net realized loss from investments	(8,025,774)
Net unrealized appreciation on investments and foreign currency transactions	85,508,995

Net Assets	$394,225,995

Class A:
Net asset value, offering and redemption price per share ($46,434,995 / 1,977,770)	$23.48

Maximum offering price per share (100/94.25 of $23.48)	$24.91

Class I:
Net asset value, offering and redemption price per share ($347,791,000 / 14,782,232)	$23.53

The accompanying notes are an integral part of the financial statements.

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WHV INTERNATIONAL EQUITY FUND

Statement of Operations

For the Year Ended April 30, 2014

Investment Income
Dividends.	$8,947,622
Less: foreign taxes withheld	(830,665)
Interest	2,105

Total investment income	8,119,062

Expenses
Advisory fees (Note 2).	3,750,170
Administration and accounting fees (Note 2)	286,235
Transfer agent fees (Note 2)	142,863
Distribution fees (Class A) (Note 2)	120,444
Professional fees	87,740
Trustees’ and officers’ fees (Note 2)	66,718
Registration and filing fees	63,358
Printing and shareholder reporting fees	46,478
Custodian fees (Note 2)	34,282
Other expenses	33,077

Total expenses before waivers and reimbursements	4,631,365

Plus: expenses recouped by Advisor (Note 2)	153,293

Net expenses after waivers and reimbursements and recoupment.	4,784,658

Net investment income	3,334,404

Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(4,825,882)
Net change in unrealized appreciation on investments	54,473,145

Net realized and unrealized gain on investments	49,647,263

Net increase in net assets resulting from operations	$52,981,667

The accompanying notes are an integral part of the financial statements.

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WHV INTERNATIONAL EQUITY FUND

Statement of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Increase in net assets from operations:
Net investment income	$3,334,404	$1,749,626
Net realized gain/(loss) from investments	(4,825,882)	4,374,446
Net change in unrealized appreciation from investments	54,473,145	16,462,284

Net increase in net assets resulting from operations	52,981,667	22,586,356

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(182,009)	(90,463)
Class I	(2,162,359)	(1,240,006)

Total net investment income	(2,344,368)	(1,330,469)

Net realized capital gains:
Class A	(56,591)	—
Class I	(393,693)	—

Total net realized capital gains	(450,284)	—

Net decrease in net assets from dividends and distributions to shareholders	(2,794,652)	(1,330,469)

Increase/(Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	(29,597,932)	37,753,470

Total increase in net assets	20,589,083	59,009,357

Net assets
Beginning of year	373,636,912	314,627,555

End of year	$394,225,995	$373,636,912

Accumulated net investment income, end of year	$2,678,827	$1,688,804

The accompanying notes are an integral part of the financial statements.

16

WHV INTERNATIONAL EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for each Class A Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Period July 31, 2009* to April 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$ 20.54	$ 19.30	$ 22.42	$ 17.97	$ 15.22

Net investment income(1)	0.14	0.05	0.10	0.01	0.05
Net realized and unrealized gain/(loss) on investments	2.92	1.22	(3.20)	4.44	2.70

Net increase/(decrease) in net assets resulting from operations	3.06	1.27	(3.10)	4.45	2.75

Dividends and distributions to shareholders from:
Net investment income	(0.09)	(0.03)	(0.03)	—	—
Net realized gains.	(0.03)	—	—	(0.01)	—	(2)

Total dividends and distributions to shareholders	(0.12)	(0.03)	(0.03)	(0.01)	—

Redemption fees	— (2)	— (2)	0.01	0.01	—	(2)

Net asset value, end of period	$ 23.48	$ 20.54	$ 19.30	$ 22.42	$ 17.97

Total investment return(3)	14.90%	6.61%	(13.75)%	24.83%	18.07%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted).	$46,435	$53,447	$58,360	$56,113	$14,349
Ratio of expenses to average net assets	1.49%	1.50%	1.50%	1.50%	1.50	%(4)
Ratio of expenses to average net assets without waivers, expense reimbursements and/or recoupment(5)	1.45%	1.46%	1.51%	1.57%	2.32	%(4)
Ratio of net investment income to average net assets	0.67%	0.27%	0.51%	0.05%	0.37	%(4)
Portfolio turnover rate	5.65%	5.21%	7.48%	2.20%	30.18	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.05 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(4)	Annualized.
(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

17

WHV INTERNATIONAL EQUITY FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for each Class I Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010
Per Share Operating Performance
Net asset value, beginning of year	$ 20.59	$ 19.35	$ 22.47	$ 17.99	$ 12.44

Net investment income(1)	0.20	0.11	0.15	0.05	0.12
Net realized and unrealized gain/(loss) on investments	2.92	1.22	(3.21)	4.45	5.43

Net increase/(decrease) in net assets resulting from operations	3.12	1.33	(3.06)	4.50	5.55

Dividends and distributions to shareholders from:
Net investment income	(0.15)	(0.09)	(0.07)	(0.02)	— (2)
Net realized gains.	(0.03)	—	—	(0.01)	— (2)

Total dividends and distributions to shareholders	(0.18)	(0.09)	(0.07)	(0.03)	—

Redemption fees	— (2)	— (2)	0.01	0.01	— (2)

Net asset value, end of year	$ 23.53	$ 20.59	$ 19.35	$ 22.47	$ 17.99

Total investment return(3)	15.18%	6.88%	(13.51)%	25.12%	44.62%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted).	$347,791	$320,190	$256,268	$193,361	$64,538
Ratio of expenses to average net assets	1.24%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets without waivers, expense reimbursements and/or recoupment(4)	1.20%	1.21%	1.27%	1.32%	2.50%
Ratio of net investment income to average net assets	0.92%	0.58%	0.77%	0.24%	0.68%
Portfolio turnover rate	5.65%	5.21%	7.48%	2.20%	30.18%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.05 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

18

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements

April 30, 2014

1.  Organization and Significant Accounting Policies

The WHV International Equity Fund ( The “Fund” ) is a diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and commenced investment operations on December 19, 2008. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C and Class I Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) of up to 1.00% may apply for investments of $1 million or more of Class A Shares of each Fund (and therefore no initial sales charge was paid) and shares are redeemed within 18 months after initial purchase. The CDSC shall not apply to those purchases of Class A Shares of $1 million or more where Foreside Funds Distributors LLC (the “Underwriter”) did not pay a commission to the selling broker-dealer. As of April 30, 2014, Class C shares had not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost which approximates fair value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as disclosed in their prospectuses). Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to WHV Investment Management, Inc.

19

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2014

(“WHV” or the “Adviser”) the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/14	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$381,062,050	$381,062,050	$—	$—

* Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund

20

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2014

may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, accounting principles generally accepted in the United States of America (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2014, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

21

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2014

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and are recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility

22

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2014

of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

2. Transactions with Affiliates and Related Parties

WHV serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.25% (on an annual basis) of the Fund’s average daily net assets. The Expense Limitation will remain in place until August 31, 2016 for the Fund, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

For the year ended April 30, 2014, the Adviser recouped $153,293 from the Fund.

Hirayama Investments, LLC (“Hirayama” or the “Sub-Adviser”) serves as the sub-adviser to the Fund. TheSub-Adviser provides certain services pursuant to a sub-advisory agreement among WHV, the Sub-Adviser and the Trust, on behalf of the Fund. Sub-Advisory fees are paid by WHV, not the Fund.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly account-based service fee based on the number of shareholder accounts subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees.

23

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2014

Foreside Funds Distributors LLC (“the Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Class A Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2014, was $39,664. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

3.  Investment in Securities

For the year ended April 30, 2014, aggregate purchases and sales of investment securities (excluding U.S. Government and agency short-term investments and other short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$20,304,200	$37,188,997

4. Capital Share Transactions

For the year ended April 30, 2014 and the year ended April 30, 2013, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2014		For the Year Ended April 30, 2013

	Shares	Amount	Shares	Amount
Class A Shares
Sales	341,811	$7,288,685	720,281	$14,081,638
Reinvestments	9,037	196,184	3,496	69,074
Redemption Fees*	—	6,575	—	7,272
Redemptions	(975,418)	(20,807,890)	(1,145,405)	(22,058,689)

Net increase/(decrease)	(624,570)	$(13,316,446)	(421,628)	$(7,900,705)

24

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2014

	For the Year Ended April 30, 2014		For the Year Ended April 30, 2013
	Shares	Amount	Shares	Amount
Class I Shares
Sales	3,918,915	$84,363,542	6,028,965	$117,879,077
Reinvestments	81,219	1,765,693	44,140	873,537
Redemption Fees*	—	44,529	—	39,635
Redemptions	(4,771,179)	(102,455,250)	(3,765,149)	(73,138,074)

Net increase/(decrease)	(771,045)	$(16,281,486)	2,307,956	$45,654,175

Total net increase/(decrease)	(1,395,615)	$(29,597,932)	1,886,328	$37,753,470

*

There is a 2.00% redemption fee that may be charged on shares redeemed which have been held for 60 days or less. The redemption fees are retained by each Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the fiscal year ended April 30, 2014, these adjustments were to decrease undistributed net investment income, by $13 and to increase accumulated net realized loss by $13 due to redesignation of distributions. Net investment income, net realized loss and net assets were not affected by these adjustments.

For the year ended April 30, 2014, the tax characters of distributions paid by the Fund was $2,344,381 of ordinary income dividends and $450,271 of long-term capital gains dividends. For the year ended April 30, 2013, the tax characters of distributions paid by the Fund was $1,330,469 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

25

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2014

As of April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
$(4,178,165)	$2,678,827	$—	$82,531,944	$(870,558)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$298,530,106

Gross unrealized appreciation	96,881,943
Gross unrealized depreciation	(14,349,999)

Net unrealized appreciation	$82,531,944

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2014, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2014. For the fiscal year ended April 30, 2014, the Fund deferred to May 1, 2014 the following losses:

	Late-Year Ordinary Losses Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
WHV International Equity Fund	$—	$4,058	$866,500

Accumulated capital losses represent net capital loss carryovers as of April 30, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), each Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

26

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements (Concluded)

April 30, 2014

As of April 30, 2014, the Fund’s post-enactment capital loss carryforward of $4,178,165, of which $49,255 were short-term losses, $4,128,910 are long-term losses, and all have an unlimited period of capital loss carryforward.

6. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

27

WHV INTERNATIONAL EQUITY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

WHV International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the WHV International Equity Fund (the “Fund”) at April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and portfolio of investments (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 24, 2014

28

WHV INTERNATIONAL EQUITY FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise their shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2014, the Fund paid $2,344,381 ordinary dividends and $450,271 long-term capital gain dividends to shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designate 100.00% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 9.53%.

The percentage of qualified interest income related to dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.15%.

The Fund intends to pass through a foreign tax credit to the shareholders. For the year ended April 30, 2014, the total amount of foreign source income for the Fund is $6,774,148. The total amount of foreign tax to be paid for the Fund is $798,915. Your allocable share of foreign tax credit will be reported on Form 1099-DIV.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

29

WHV INTERNATIONAL EQUITY FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 948-4685 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

WHV INTERNATIONAL EQUITY FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 948-4685.

31

WHV INTERNATIONAL EQUITY FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (’Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for each Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 948-4685.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	32	Optimum Fund Trust (registered investment company) (6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	32	None.

32

WHV INTERNATIONAL EQUITY FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	32	None.

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	32	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

33

WHV INTERNATIONAL EQUITY FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014;EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	32	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

34

WHV INTERNATIONAL EQUITY FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.

JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.

SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

35

Investment Adviser

WHV Investment Management, Inc.

301 Battery Street

Suite 400

San Francisco, CA 94111-3203

Sub-Adviser

Hirayama Investments, LLC

301 Battery Street

Suite 400

San Francisco, CA 94111-3203

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

WHV INTERNATIONAL

EQUITY FUND

of

FundVantage Trust

Class A Shares

Class I Shares

ANNUAL REPORT

April 30, 2014

This report is submitted for the general information of the shareholders of the WHV International Equity Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the WHV International Equity Fund.

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Annual Investment Adviser’s Report

April 30, 2014

(Unaudited)

Dear WHV/Seizert Small Cap Value Equity Fund Shareholder,

Market Overview

For the fiscal period beginning with the Fund’s inception on September 30, 2013 and ending April 30, 2014 (“fiscal period”), expectations for the U.S. stock market remained high with strong results coming from most major indices. During this time period, domestic equities met numerous economic challenges that included concerns over a U.S. government shutdown, questions over growth in China, harsh winter weather and geopolitical turmoil. In addition, after stocks progressed more than expected in 2013, we note that investors have questioned the ability of stocks to move higher in 2014. Through most of January and February 2014, these concerns kept a lid on stocks until the focus shifted to rising corporate earnings. The Russell 2000 Value Index posted a strong return of 8.38% during the fiscal period, with the top performing health care and materials sectors returning 14.60% and 13.93%, respectively. The worst performing sector for the period was telecommunication services returning 0.26%.

Macro Instability

The stock market traveled a rocky road from the fourth quarter of 2013 and into the first quarter of 2014. Unrest in the Middle East, a lack of political leadership from either side in Washington, and Russia’s aggressive move on Ukraine have all contributed to the instability in 2014. However, despite these challenges the market maintained gains from the previous year.

In addition to macro instability, we feel that the financial markets are currently in limbo trying to adjust to the potential policy changes of the U.S. Federal Reserve and its new chairwoman, Janet Yellen. The Fed’s course for the balance of this year appears to be locked in. It is our view that regular reductions of $10 billion in asset purchases will probably follow each of the upcoming meetings, absent a significant change in the outlook. After a slight misinterpretation by some market traders of Chairwoman Yellen’s “off-the-cuff” remark on March 19, 2014 concerning the lag time between tapering and tightening, stocks took a short dive. Fed officials were quick to suggest that based on their expectations for continued low inflation that any rate hike was not likely to come before late 2015. In its March 19, 2014, policy statement, the Federal Open Market Committee (FOMC) indicated that “it likely will be appropriate to maintain the current range for the federal funds rate (0.0 – 0.25%) for a considerable time after the asset purchase program ends.” The FOMC also expects that conditions will warrant a below-normal level of the overnight lending rate even as employment and inflation near the Fed’s goals. As the FOMC statement noted, none of this reflects any change in the Fed’s policy intentions.

A Time to Reduce Risk

We believe 2014 will continue to present numerous challenges especially since the bull market trajectory continues to pull more investors to riskier stocks.

For instance, Chris Brightman of Research Affiliates stated in his January 2014 report, The Profit Bubble, “that profits are dangerously elevated by all reasonable measures. Industry profit margins are at or near all-time highs. Corporate profits, both as a percentage of GDP and relative to labor income, are at or near record levels. The dramatic rise in income inequality is a direct consequence of this spectacular reallocation of income to capital and away from

1

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2014

(Unaudited)

labor. Rising populism will likely lead to changes in government policy–expect real earnings per share to grow much more slowly, or even decline, over the next couple of decades.”

According to a March 27, 2014 article in The Wall Street Journal, the chief factors contributing to profit margin expansion is the tight lid companies have on costs. Spending on new equipment has been muted and low rates have allowed many companies to refinance debt, cutting interest costs.

We believe the major factors supporting record profit margins will gradually move in the other direction. Keeping costs low by refraining from hiring or not replacing equipment can only go on for so long. In addition, long-term interest rates are more likely to rise than fall over the next several years. Earnings are going to require growing revenues which have recently been more difficult to come by.

Finding Good Value

We believe that many of the same themes we witnessed in the latter half of 2013 flowed through to 2014. However, with stock prices considerably higher in 2014, identifying new investment ideas on an absolute and relative basis has become an even greater challenge than in 2013. Early in the first quarter of 2014, major market indices began trading lower, leading us to believe we would have an opportunity to add to existing names at lower levels. The downturn, however, proved to be short lived as stocks quickly moved higher.

Since corporate profit margins remain historically high and cash is plentiful through very low interest rate loans, merger and acquisition activity has increased. A number of companies in the Fund with positive cash flow generation and strong balance sheets may be attractive to acquirers, in our opinion.

Performance Review

The WHV/Seizert Small Cap Value Equity Fund (“The Fund”) is managed through a sub-advisory agreement with Seizert Capital Partners, LLC (“Seizert”), an equity asset manager with decades of value investing experience and a broad base of institutional clients. The Fund seeks to achieve long-term capital appreciation by investing at least 80% of portfolio assets in companies with small market capitalization that we believe to be trading below their perceived value.

For the fiscal period, the Fund posted a gain of 12.30% (Class I Shares), 12.10% (Class A Shares without sales charge) and 5.66% (Class A Shares with sales charge) versus the return of 8.38% for the Russell 2000 Value Index.

2

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2014

(Unaudited)

Performance was strong in all sectors during the fiscal period with the exception of technology, where we were held back by a handful of name-specific issues.

Fund Top Contributors and Detractors*

Largest Contributors	Average Weight	Contribution (%)
NorthStar Realty Finance Corp.	1.68	1.31
Delek US Holdings, Inc.	1.32	1.05
Myriad Genetics, Inc.	1.17	0.96
Stone Energy Corp.	1.94	0.93
VAALCO Energy, Inc.	0.73	0.73
Largest Detractors	Average Weight	Contribution (%)
MagnaChip Semiconductor Corp.	2.02	(0.98)
Hercules Offshore, Inc.	1.91	(0.97)
LeapFrog Enterprises, Inc.	0.81	(0.51)
Tower Group International, Ltd.	0.03	(0.47)
Triple-S Management Corp.	1.79	(0.41)

In the first quarter of 2014, Magnachip Semiconductor announced that the Audit Committee of the Company’s Board of Directors determined that the company incorrectly recognized revenue on certain transactions and as a result will need to restate its financial statements. However, our investment thesis did not change based on this announcement as the timing issue according to the Company, should be resolved in the second quarter of 2014.

Hercules Offshore also underperformed as rig downtime and idle deep water rigs held back profitability. We continue to wait for the company to get their deep water rigs leased and see improved utilization. While we recognize the lumpy nature of the business, we believe that execution is paramount when estimating normalized levels of profitability for the oil services sector.

One of our top performing sector for the fiscal period was health care. The sector was aided by Myriad Genetics which received notice that Centers for Medicare and Medicaid Services (CMS) reimbursement rates would increase from December of 2013, leading to potential margin expansion in the first quarter. While reimbursement pressures will continue and competition should intensify, we believe the company continues to maintain a strong balance sheet and a focus on maintaining current levels of profitability.

The Fund’s performance during the fiscal period was also aided by Delek which rebounded in the fourth quarter of 2013 and was our strongest energy stock. The stock came under pressure early in 2013 as margins compressed. We added the name upon the Fund’s inception and added to our initial position as the stock moved lower and became more attractive based on our sum of the parts analysis. We saw upside potential as we valued the company based on net cash, the refining business and their stake in an oil logistics company, leading us to remain patient through a challenging period. Our belief in the underlying value of the company was realized at the end of 2013 as investors including Warren Buffett, expressed interest in oil and gas transportation infrastructure. Early in 2014, as the stock moved above our fair value estimates, we sold out of the position and rotated the proceeds into stocks with higher risk adjusted returns.

3

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2014

(Unaudited)

Outlook

Overall, the Fund performed as we would have expected during this seven-month fiscal period as balance sheet strength and cash flow generation remain in favor. We believe instability may remain due to numerous underlying U.S. economic variables such as GDP, housing and consumer spending. However, we can see how this volatility may lead to opportunity if the negative impact anticipated fails to materialize. We are also perfectly happy to be patient owners if opportunities are not present. We remain committed to businesses with very attractive valuations, high free cash flow yields, high returns on capital all while maintaining a strong balance sheet.

We appreciate your continued investment in the Fund and look forward to continuing to serve you in the future.

Sincerely,

The WHV/Seizert Small Cap Value Equity Fund Portfolio Management Team

*The holdings identified may not be representative of the Fund’s current or future investments and are subject to risk. Holdings are provided for informational purposes only and should not be construed as a recommendation to buy or sell the securities mentioned. Financial Intermediaries please contact the WHV Sales Support team at 855.417.8474 or direct investors please call 888.948.4685 to obtain (i) the methodology for calculating the top and bottom performance contributing holdings, and (ii) a list showing every holding’s contribution to the overall Fund’s performance during the fiscal period. The inception date of the Fund was September 30, 2013. For funds less than one year old, performance since inception is not annualized and represents an aggregate total return. Past performance does not guarantee future results.

Nothing presented herein is intended to constitute investment advice and no investment decision should be made based on any information provided herein. Information provided reflects the views of the Fund’s portfolio management team as of a particular time. Such views are subject to change without notice. Any information regarding holdings, allocations and other characteristics are for illustrative purposes only and may not be representative of any current or future investments or allocations. Nothing contained herein should be construed as a recommendation to purchase or sell a particular security or follow any strategy or allocation. Any forward looking statements or forecasts are based on assumptions and actual results may vary from any such statements or forecasts. No reliance should be placed on any such statements or forecasts when making any investment decision. While the Fund’s protfolio management team has used reasonable efforts to obtain information from reliable sources, we make no representations or warranties as to the accuracy, reliability or completeness of third party information presented herein.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal period September 30, 2013 through April 30, 2014 and reflects the views of the Fund’s portfolio management team at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

4

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Annual Report

Performance Data

April 30, 2014

(Unaudited)

Comparison of Change in Value of $10,000 in WHV/Seizert Small Cap Value Equity Fund’s Class A Shares

vs. Russell 2000® Index

Class A Shares growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Total Returns For the Period Ended April 30, 2014†*
Since Inception
Class A Shares (without sales charge)	12.10%
Class A Shares (with sales charge)	5.66%
Russell 2000 Value Index	8.38%**

†	Not Annualized.
*	The WHV/Seizert Small Cap Equity Fund (“The Fund”) commenced operations on September 30, 2013.
**	Benchmark performance is from inception date of the Fund (September 30, 2013) only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.75% maximum sales charge.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual Fund gross and net operating expense ratio is 1.46% for Class A Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated September 30, 2013, as amended October 3, 2013, and may differ from the actual expenses incurred by the Fund for the period covered by this report.

5

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Annual Report

Performance Data

April 30, 2014

(Unaudited)

WHV Investment Management, Inc. (the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding 12b-1 fees and any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.25% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until September 30, 2016 unless the Board of Trustees approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund evaluates its performance as compared to that of the Russell 2000 Value Index, which measures the performance of the small-cap value segment of the U.S. equity universe. Please note an investor cannot invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is new, with a limited operating history. Investments in small capitalization companies present a greater risk of loss than investments in large companies due to greater volatility and less liquidity

6

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Annual Report

Performance Data

April 30, 2014

(Unaudited)

Comparison of Change in Account Value of $500,000 Investment in the WHV/Seizert Small Cap Value Equity Fund’s

Class I Shares

vs. Russell 2000® Index

Total Returns For the Period Ended April 30, 2014†*
Since Inception
Class I Shares	12.30%
Russell 2000 Value Index	8.38%**

†	Not Annualized.
*	The WHV/Seizert Small Cap Equity Fund (“The Fund”) commenced operations on September 30, 2013.
**	Benchmark performance is from inception date of the Fund (September 30, 2013) only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual Fund gross and net operating expense ratio is 1.21% for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated September 30, 2013, as amended October 3, 2013, and may differ from the actual expenses incurred by the Fund for the period covered by this report. WHV Investment Management, Inc. (the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating

7

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Annual Report

Performance Data (Concluded)

April 30, 2014

(Unaudited)

expenses (excluding 12b-1 fees and any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.25% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until September 30, 2016 unless the Board of Trustees approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund evaluates its performance as compared to that of the Russell 2000 Value Index, which measures the performance of the small-cap value segment of the U.S. equity universe. Please note an investor cannot invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is new, with a limited operating history. Investments in small capitalization companies present a greater risk of loss than investments in large companies due to greater volatility and less liquidity.

8

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Fund Expense Disclosure

April 30, 2014

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2013 through April 30, 2014, and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not either Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Fund Expense Disclosure (Concluded)

April 30, 2014

(Unaudited)

	WHV/Seizert Small Cap Value Equity Fund

	Beginning Account Value	Ending Account Value	Expenses Paid
	November 1, 2013	April 30, 2014	During Period*
Class A Shares
Actual	$1,000.00	$1,109.90	$7.85
Hypothetical (5% return before expenses)	1,000.00	1,017.36	7.50
Class I Shares
Actual	$1,000.00	$1,110.80	$6.54
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26

*Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2014 of 1.50% and 1.25% for Class A and Class I Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the Fund of 10.99% and 11.08% for Class A and Class I Shares, respectively.

10

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Portfolio Holdings Summary Table

April 30, 2014

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Commercial Banks	13.7%	$ 709,372
Electronic Equipment, Instruments & Components	10.6	551,876
Semiconductors & Semiconductor Equipment	8.5	442,856
Health Care Providers & Services	5.7	295,843
Energy Equipment & Services	5.5	282,596
Biotechnology	5.4	282,055
Real Estate Investment Trusts (REITs)	5.4	281,579
Insurance	4.7	246,018
Thrifts & Mortgage Finance	4.3	220,408
Oil, Gas & Consumable Fuels	3.6	185,591
Metals & Mining	2.7	142,360
Machinery	2.6	133,673
Capital Markets	2.3	116,699
Internet Software & Services	2.1	110,569
Commercial Services & Supplies	2.1	109,982
Hotels, Restaurants & Leisure	2.0	105,110
Technology Hardware, Storage & Peripherals	1.9	96,114
Auto Components	1.7	89,739
IT Services	1.7	86,779
Personal Products	1.7	85,930
Specialty Retail	1.5	79,015
Diversified Consumer Services	1.4	73,858
Wireless Telecommunication Services	1.4	70,661
Other Assets in Excess of Liabilities	7.5	386,486

NET ASSETS	100.0%	$5,185,169

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

11

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Portfolio of Investments

April 30, 2014

	Number of Shares	Value

COMMON STOCKS — 92.5%
Auto Components — 1.7%
Superior Industries International, Inc.	4,245	$89,739

Biotechnology — 5.4%
Emergent Biosolutions, Inc.*	3,145	82,902
Myriad Genetics, Inc.*	2,215	93,495
PDL BioPharma, Inc.	12,445	105,658

		282,055

Capital Markets — 2.3%
Investment Technology Group, Inc.*	5,654	116,699

Commercial Banks — 13.7%
Centerstate Banks, Inc.	5,750	63,078
Clifton Bancorp, Inc.	6,379	73,933
Farmers Capital Bank Corp.*	3,455	72,176
First Citizens BancShares, Inc., Class A	325	73,089
International Bancshares Corp.	2,690	61,762
National Bank Holdings Corp., Class A	3,740	71,658
OFG Bancorp	5,375	91,698
Popular, Inc.*	3,545	109,540
Republic Bancorp, Inc., Class A	3,850	92,438

		709,372

Commercial Services & Supplies — 2.1%
Quad Graphics, Inc.	5,080	109,982

Diversified Consumer Services — 1.4%
Outerwall, Inc.*	1,065	73,858

Electronic Equipment, Instruments & Components — 10.6%
AVX Corp.	6,895	92,048

	Number of Shares	Value

COMMON STOCKS — (Continued)
Electronic Equipment, Instruments & Components — (Continued)
Celestica, Inc. (Canada)*	8,215	$91,186
Fabrinet (Cayman Islands)*	3,800	82,080
Multi-Fineline Electronix, Inc.*	6,145	76,075
Nam Tai Property, Inc.	11,565	79,914
Sanmina Corp.*	3,590	72,698
Vishay Intertechnology, Inc.	4,070	57,875

		551,876

Energy Equipment & Services — 5.5%
Helix Energy Solutions Group, Inc.*	3,315	79,693
Hercules Offshore, Inc.*	22,295	99,659
McDermott International, Inc. (Panama)*	14,280	103,244

		282,596

Health Care Providers & Services — 5.7%
Magellan Health Services, Inc.*	1,535	88,600
PhotoMedex, Inc.*	6,870	103,806
Triple-S Management Corp., Class B*	6,905	103,437

		295,843

Hotels, Restaurants & Leisure — 2.0%
Biglari Holdings, Inc.*	245	105,110

Insurance — 4.7%
American Equity Investment Life Holding Co.	3,120	72,758
FBL Financial Group, Inc., Class A	1,810	80,925
Maiden Holdings Ltd. (Bermuda)	7,825	92,335

		246,018

The accompanying notes are an integral part of the financial statements.

12

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Portfolio of Investments (Concluded)

April 30, 2014

		Value

COMMON STOCKS — (Continued)
Internet Software & Services — 2.1%
j2 Global, Inc.	2,385	$110,569

IT Services — 1.7%
Sykes Enterprises, Inc.*	4,385	86,779

Machinery — 2.6%
Freightcar America, Inc.	2,940	77,204
Kadant, Inc.	1,625	56,469

		133,673

Metals & Mining — 2.7%
Nevsun Resources Ltd. (Canada)	39,110	142,360

Oil, Gas & Consumable Fuels — 3.6%
Stone Energy Corp.*	1,935	94,912
VAALCO Energy, Inc.*	9,835	90,679

		185,591

Personal Products — 1.7%
Medifast, Inc.*	2,715	85,930

Real Estate Investment Trusts (REITs) — 5.4%
Anworth Mortgage Asset Corp.	16,305	88,047
ARMOUR Residential REIT, Inc.	11,550	48,972
Hatteras Financial Corp.	2,530	49,512
Redwood Trust, Inc.	4,360	95,048

		281,579

Semiconductors & Semiconductor Equipment — 8.5%
ChipMOS Technologies Bermuda Ltd. (Bermuda)	4,195	88,263
Kulicke & Soffa Industries, Inc.*	8,255	121,431

COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
Magnachip Semiconductor Corp.*		3,350	$46,900
OmniVision Technologies, Inc.*		4,575	89,350
Photronics, Inc.*		11,165	96,912

			442,856

Specialty Retail — 1.5%
Systemax, Inc.*		4,570	79,015

Technology Hardware, Storage & Peripherals — 1.9%
QLogic Corp.*		8,300	96,114

Thrifts & Mortgage Finance — 4.3%
Astoria Financial Corp.		6,150	81,549
Charter Financial Corp.		6,675	73,425
Northfield Bancorp, Inc.		5,045	65,434

			220,408

Wireless Telecommunication Services — 1.4%
USA Mobility, Inc.		4,125	70,661

TOTAL COMMON STOCKS (Cost $4,669,749)			4,798,683

TOTAL INVESTMENTS - 92.5%

(Cost $4,669,749)			4,798,683
OTHER ASSETS IN EXCESS OF LIABILITIES - 7.5%			386,486

NET ASSETS - 100.0%	$		5,185,169

*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

13

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value (Cost $4,669,749)	$4,798,683
Cash	463,294
Receivable for investments sold	24,090
Receivable for capital shares sold	125,863
Dividends and interest receivable	227
Receivable from Investment Adviser	8,942
Prepaid expenses and other assets	4,543

Total assets	5,425,642

Liabilities
Payable for investments purchased	169,105
Payable for audit fees	17,478
Payable for transfer agent fees	17,360
Payable for administration and accounting fees	14,806
Payable for legal fees	13,369
Payable for custodian fees	5,473
Accrued expenses	2,882

Total liabilities	240,473

Net Assets	$5,185,169

Net Assets Consist of:
Capital stock, $0.01 par value	$ 4,620
Paid-in capital	5,008,529
Accumulated net investment income	3,149
Accumulated net realized gain from investments	39,937
Net unrealized appreciation on investments	128,934

Net Assets	$5,185,169

Class A:
Net asset value, redemption price per share ($1,648,590 / 146,978)	$11.22

Maximum offering price per share (100/94.25 of $11.22)	$11.90

Class I:
Net asset value, offering and redemption price per share ($3,536,579 / 315,041)	$11.23

The accompanying notes are an integral part of the financial statements.

14

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Statement of Operations

For the Period Ended April 30, 2014*

Investment Income
Dividends	$15,016
Less: foreign taxes withheld	(515)

Total investment income	14,501

Expenses
Advisory fees (Note 2)	9,371
Transfer agent fees (Note 2)	47,502
Administration and accounting fees (Note 2)	45,862
Legal fees	20,747
Audit fees	17,478
Custodian fees (Note 2)	8,648
Registration and filing fees	2,966
Printing and shareholder reporting fees	2,446
Distribution fees (Class A) (Note 2)	698
Trustees’ and officers’ fees (Note 2)	13
Other expenses	5,512

Total expenses before waivers and reimbursements	161,243

Less: waivers and reimbursements (Note 2)	(148,832)

Net expenses after waivers and reimbursements	12,411

Net investment income	2,090

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	39,937
Net change in unrealized appreciation on investments	128,934

Net realized and unrealized gain on investments	168,871

Net increase in net assets resulting from operations	$170,961

*	The Fund commenced operations on September 30, 2013.

The accompanying notes are an integral part of the financial statements.

15

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Statement of Changes in Net Assets

For the Period Ended April 30, 2014*
Increase in net assets from operations:
Net investment income	$2,090
Net realized gain from investments	39,937
Net change in unrealized appreciation from investments	128,934

Net increase in net assets resulting from operations	170,961

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	5,014,208

Total increase in net assets	5,185,169

Net assets
Beginning of period	—
End of year	$5,185,169

Accumulated net investment income, end of period	$3,149

*	The Fund commenced operations on September 30, 2013.

The accompanying notes are an integral part of the financial statements.

16

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for each Class A Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Period
	September 30, 2013* to
	April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income(1)	—	(2)
Net realized and unrealized gain on investments	1.22

Net increase in net assets resulting from operations	1.22

Net asset value, end of period	$11.22

Total investment return(3)	12.10	%(4)
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$1,649
Ratio of expenses to average net assets	1.50	%(5)
Ratio of expenses to average net assets without waivers and expense reimbursements(6)	16.06	%(5)
Ratio of net investment income to average net assets	0.04	%(5)
Portfolio turnover rate	36.00	%(4)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(4)	Not annualized.
(5)	Annualized.
(6)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

17

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for each Class I Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the
	Period Ended
	September 30, 2013*
	to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$10.00
Net investment income(1)	0.02
Net realized and unrealized gain on investments	1.21

Net increase in net assets resulting from operations	1.23

Net asset value, end of period	$11.23

Total investment return(2)	12.30	%(3)
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$3,537
Ratio of expenses to average net assets	1.25	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	17.69	%(4)
Ratio of net investment income to average net assets	0.30	%(4)
Portfolio turnover rate	36.00	%(3)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Not annualized.
(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

18

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Notes to Financial Statements

April 30, 2014

1. Organization and Significant Accounting Policies

The WHV/Seizert Small Cap Value Equity Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on September 30, 2013. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C and Class I Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) of up to 1.00% may apply for investments of $1 million or more of Class A Shares of the Fund (and therefore no initial sales charge was paid) and shares are redeemed within 18 months after initial purchase. The CDSC shall not apply to those purchases of Class A Shares of $1 million or more where Foreside Funds Distributors LLC (the “Underwriter”) did not pay a commission to the selling broker-dealer. As of April 30, 2014, Class C shares had not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

19

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2014

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/14	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$4,798,683	$4,798,683	—	—

* Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, accounting principles generally accepted in the United States of America (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires

20

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2014

the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended April 30, 2014, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

21

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2014

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

WHV serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding 12b-1 fees and any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.25% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until September 30, 2016, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

As of April 30, 2014, the amount of potential recovery was as follows:

Expiration
April 30, 2017
$119,158

For the period ended April 30, 2014, investment advisory fees accrued and waived by the Adviser was $9,371 and fees reimbursed by the Adviser were $109,787.

Seizert Capital Partners, LLC (“Seizert” or the “Sub-Adviser”) serves as the sub-adviser to the Fund. The Sub-Adviser provides certain services pursuant to a sub-advisory agreement among WHV, the Sub-Adviser and the Trust, on behalf of the Fund. Sub-Advisory fees are paid by WHV, not the Fund.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2014, BNY Mellon accrued administration and accounting fees totaling $45,862 and waived fees totaling $17,310.

22

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2014

For providing transfer agent services, BNY Mellon is entitled to receive a monthly account - based service fee based on the number of shareholder accounts subject to certain minimum monthly fees. For the period ended April 30, 2014, BNY Mellon accrued transfer agent fees totaling $47,502 and waived fees totaling $9,275.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2014, the Custodian accrued custodian fees totaling $8,648 and waived fees totaling $3,089.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived, if the Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (the “Underwriter”), provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Class A Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the period ended April 30, 2014 was $50. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the period ended April 30, 2014, aggregate purchases and sales of investment securities (excluding U.S. Government and agency short-term investments and other short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$5,347,455	$717,359

23

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2014

4. Capital Share Transactions

For the period ended April 30, 2014, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Period Ended
	April 30, 2014*
	Shares	Amount
Class A Shares
Sales	146,978	$1,590,851

Net increase/(decrease)	146,978	$1,590,851

Class I Shares
Sales	315,059	$3,423,543
Redemptions**	(18)	(186)

Net increase	315,041	$3,423,357

Total net increase	462,019	$5,014,208

*	The Fund commenced operations on September 30, 2013.
**

There is a 2.00% redemption fee that may be charged on shares redeemed which have been held for 30 days or less. The redemption fee is retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital. For the period ending April 30, 2014, there were no redemption fees charged.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

24

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2014

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net investment income, net realized gains and net assets were not affected by these adjustments. The following permanent differences as of April 30, 2014, primarily attributable to disallowed expenses, were reclassified among the following accounts:

Increase/(Decrease) Undistributed Net Investment Income	Increase/(Decrease) Accumulated Net Realized Loss	Increase/(Decrease) Additional Paid-In Capital
$1,059	$—	$(1,059)

As of April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses	Other Temporary Differences
$—	$52,482	$18	$121,038	$—	$(1,518)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

As of April 30, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$4,677,645

Gross unrealized appreciation	$231,031
Gross unrealized depreciation	(109,993)

Net unrealized appreciation	$121,038

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the period ended April 30, 2014, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2014. For the period ended April 30, 2014, the Fund had no capital loss deferrals.

Accumulated capital losses represent net capital loss carryovers as of April 30, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), each Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010

25

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Notes to Financial Statements (Concluded)

April 30, 2014

for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of April 30, 2014, the fund did not have any capital loss carryforwards.

6. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

26

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

WHV/Seizert Small Cap Value Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the WHV/Seizert Small Cap Value Equity Fund (the “Fund”) at April 30, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented September 30, 2014 (commencement of operations) through April 30, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and portfolio of investments (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 24, 2014

27

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Shareholder Tax Information

(Unaudited)

Certain tax information is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended April 30, 2014. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2014. During the fiscal year ended April 30, 2014, the Fund did not pay any ordinary income dividends or long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

28

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 948-4685 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account.We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 948-4685.

30

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Forside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for each Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 948-4685.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

ROBERT J.CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	32	Optimum Fund Trust (registered investment company) (6 portfolios)

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	32	None

31

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	32	None

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	32	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company)(1 portfolio)

32

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	32	None

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

33

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.

JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.

SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

34

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Investment Adviser

WHV Investment Management, Inc.

301 Battery Street

Suite 400

San Francisco, CA 94111-3203

Sub-Adviser

Seizert Capital Partners, LLC

185 Oakland Avenue

Suite 100

Birmingham, MI 48009-3433

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

WHV/SEIZERT

SMALL CAP VALUE

EQUITY FUND

of

FundVantage Trust

Class A Shares

Class I Shares

ANNUAL REPORT

April 30, 2014

This report is submitted for the general information of the shareholders of theWHV/Seizert Small Cap Value Equity Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the WHV/Seizert Small Cap Value Equity Fund.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The Audit Committee of the Board of Trustees currently is comprised of Robert J. Christian, Iqbal Mansur and Donald J. Puglisi, each of whom is considered “independent” within the meaning set forth under Item 3 of Form N-CSR. The Board of Trustees has determined that each member of the Audit Committee is an “audit committee financial expert” as such term is defined by Item 3 of Form N-CSR.

The Registrant’s Board of Trustees has determined that Mr. Christian acquired the attributes necessary to be considered an audit committee financial expert through his experience as chief investment officer of several large financial institutions and his service as a member of the audit committee of other registered investment companies.

The Registrant’s Board of Trustees has determined that Dr. Mansur acquired the attributes necessary to be considered an audit committee financial expert through his experience as a university professor of finance and because he has authored over 25 finance-related articles in peer reviewed publications.

The Registrant’s Board of Trustees has determined that Mr. Puglisi acquired the attributes necessary to be considered an audit committee financial expert through his experience as a university professor of business and a managing director of a financial services consulting firm.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

	Fiscal Year 2014	Fiscal Year 2013
Pricewaterhouse Coopers LLP	$379,678	$467,557
Ernst & Young LLP	$113,300	$49,400
BBD LLP	$25,000	$0
Aggregate Fees	$517,978	$516,957

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2014.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

	Fiscal Year 2014	Fiscal Year 2013
Pricewaterhouse Coopers LLP	$0	$0
Ernst & Young LLP	$23,705	$13,082
BBD LLP	$5,000	$0
Aggregate Fees	$28,705	$13,082

These fees were for the review of excise tax returns and Passive Foreign Investment Company (PFIC) analysis.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee Charter requires the Audit Committee to (i) (a) approve prior to appointment the engagement of independent registered public accounting firm to annually audit and provide their opinion on the Registrant’s financial statements, (b) recommend to the Independent Trustees the selection, retention or termination of the Registrant’s independent registered public accounting firm and, (c) in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm; and (ii) to approve prior to appointment the engagement of the independent registered public accounting firm to provide other audit services to the Registrant, or to provide non-audit services to the Registrant, its series, an investment adviser to its series or any entity controlling, controlled by, or under common control with an investment adviser to its series (“adviser-affiliate”) that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The Audit Committee will not approve non-audit services that the Audit Committee believes may impair the independence of the Registrant’s independent registered public accountant. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2013 and $0 for 2014.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	FundVantage Trust

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date	July 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date	July 1, 2014

By (Signature and Title)*	/s/ James G. Shaw
James G. Shaw, Treasurer and
Chief Financial Officer
(principal financial officer)

Date	July 1, 2014

*	Print the name and title of each signing officer under his or her signature.